UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. [ ])

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Crexendo, Inc. ®
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:       Monday, May 17, 2021
Time:      2:00 p.m. local time
Place:     Crexendo, Inc. Corporate Headquarters
1615 S. 52nd St., Tempe, AZ 85281

Matters to be voted on at our 2021 annual meeting of stockholder (the “Annual Meeting”) include:

●
a proposal to approve, in accordance with Nasdaq Listing Rule 5635, the issuance of shares of our common stock, par value $0.001 per share, in connection with the proposed acquisition of NetSapiens, Inc. through certain merger and reorganization transactions pursuant to that certain Agreement and Plan of Merger and Reorganization dated March 5, 2021, a copy of which is attached to the accompanying proxy statement as Annex A;

●
a proposal to elect three directors, each for a term of two years, expiring at our annual meeting of stockholders to be held during 2023 or until his or her successor shall have been duly chosen and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal;

●
proposal to approve and adopt the Crexendo, Inc. 2021 Equity Incentive Plan, a copy of which is attached to the accompanying proxy statement as Annex B;

●
proposal to approve and adopt an amendment to our Articles of Incorporation, in the form attached to the accompanying proxy statement as Annex C, to increase the authorized number of shares of our common stock from 25,000,000 to 50,000,000; and

●
proposal to ratify the appointment of Urish Popeck & Co., LLC as our independent registered public accounting firm for our fiscal year ending December 31, 2021.

The Annual Meeting will also address such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof. The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Only stockholders of record at the close of business on March 31, 2021 are entitled to notice of and to vote at the Annual Meeting  or any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and during the ten-day period prior to the date of the Annual Meeting at our corporate headquarters at the address above for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

By order of our Board of Directors,

By: /s/            Jeffrey G. Korn
Jeffrey G. Korn, Secretary

April 26, 2021

Crexendo, Inc.
_____________________

PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS
_____________________

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING BY VOTING IN ONE OF THE FOLLOWING WAYS:

(1)	VIA THE INTERNET – GO TO THE WEBSITE DESIGNATED ON THE ENCLOSED PROXY CARD.

(2)	BY TELEPHONE – CALL THE TELEPHONE NUMBER DESIGNATED ON THE ENCLOSED PROXY CARD.

(3)	BY MAIL – COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE. NO POSTAGE IS NEEDED IF THE PROXY CARD IS MAILED WITHIN THE UNITED STATES.

YOUR PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED.

INFORMATION CONCERNING SOLICITATION AND VOTING

The enclosed proxy is solicited on behalf of the Board of Directors (“Board”) of Crexendo, Inc. (“Crexendo” or, the “Company”), for use at the annual meeting of stockholders to be held on Monday, May 17, 2021, at 2:00 p.m. local time (the “Annual Meeting”), and at any postponement or adjournment thereof. The Annual Meeting will be held at Crexendo’s corporate headquarters at 1615 South 52nd Street, Tempe, AZ, 85281. The purposes of the Annual Meeting are set forth in the accompanying Notice of Annual Meeting of Stockholders.

We are monitoring developments regarding the coronavirus or COVID-19 and preparing in the event any changes for our Annual Meeting are necessary or appropriate. If we decide to make any change, such as to the date or location or to hold the meeting solely by remote communication, we will announce the change in advance and post details, including instructions on how stockholders can participate, on our website www.crexendo.com and file them with the Securities and Exchange Commission (the “SEC”).

This proxy statement (“Proxy Statement”), the enclosed form of proxy and the Company’s annual report for the fiscal year ended December 31, 2020 (“Annual Report”) shall be mailed on or about April 26, 2021 to holders of record of shares of the Company’s common stock, as of March 31, 2021 (the “Record Date”), using the full set delivery option pursuant to Rule 14a-16(n) under the Securities Exchange Act of 1934, as amended. Only stockholders of record at the close of business as of the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 18,424,611 shares of common stock issued and outstanding.

GENERAL INFORMATION ABOUT THE MEETING
Who May Vote

You may vote if our records show that you own shares of Crexendo as of March 31, 2021. As of the close of business on March 31, 2021, we had a total of 18,424,611 shares of common stock issued and outstanding, which were held of record by approximately 137 stockholders. As of March 31, 2021, we had no shares of preferred stock outstanding. You are entitled to one vote for each share that you own.

Voting Your Proxy

If a broker, bank or other nominee holds your shares, you will receive instructions from them that you must follow in order to have your shares voted. If a bank, broker or other nominee holds your shares and you wish to attend the meeting and vote in person, you must obtain a “legal proxy” from the record holder of the shares giving you the right to vote the shares.

Stockholders of record as of the Record Date can vote their proxy via one of three ways: (i) internet, (ii) phone or fax, and (iii) by mail. It is not necessary to mail your proxy card if you are voting by internet or phone. If you have questions in regards to your proxy, or need assistance in voting, please contact our independent proxy tabulator, Issuer Direct Corp. at 866-752-8683, proxy@iproxydirect.com.

If you submit a proxy using one of the methods described above, your proxy may be revoked at any time prior to its use by: (1) delivering to our secretary a signed notice of revocation or a later dated proxy, (2) attending the meeting and voting in person, or (3) giving notice of revocation of the proxy at the meeting. Attendance at the meeting will not in itself constitute the revocation of a proxy. Prior to the meeting, any written notice of revocation should be sent to Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281 Attention: Corporate Secretary. Any notice of revocation that is delivered at the meeting should be hand delivered to our corporate secretary before the vote is taken. A stockholder may be requested to present identification documents for the purpose of establishing such stockholder’s identity. The last valid vote you submit chronologically will supersede your prior vote(s).

One or more inspectors of election, duly appointed for that purpose, will count and tabulate the votes cast and report the results of the votes at the meeting to our management. Your vote at the meeting will not be disclosed except as needed to permit the inspector to tabulate and certify the votes, or as is required by law.

Matters to be Presented

We are not aware of any matters to be presented other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions.

Cost of This Proxy Solicitation

We will pay the cost of this proxy solicitation. We may, on request, reimburse brokerage firms and other nominees for their expenses in forwarding proxy materials to beneficial owners. In addition to soliciting proxies by mail, we expect that our directors, officers and employees may solicit proxies in person or by the Internet, telephone, or facsimile. None of these individuals will receive any additional or special compensation for doing this, although we will reimburse these individuals for their reasonable out-of-pocket expenses.

Interest of Certain Persons in Matters to Be Acted Upon

No director or executive officer, other than in his role as nominee, director or executive officer, associate of any director or executive officer or any other person has any substantial interest, direct or indirect by security holdings or otherwise, in the matters described herein which, to the extent such director, executive officer or associate of such director or executive officer is a stockholder of the Company, is not shared by all other stockholders pro rata and in accordance with their respective stock ownership interests.

Quorum Requirement;Abstentions and Broker Non-Votes

A quorum is necessary to hold a valid meeting of stockholders. The presence, in person or by proxy, of a majority of the issued and outstanding shares of common stock entitled to vote as of the Record Date constitutes a quorum at the Annual Meeting. Shares that are voted “WITHHELD” or “ABSTAIN” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum with respect to any matter, but will not be counted as votes in favor of such matter. If you have returned valid proxy instructions or attend the meeting in person, your common stock will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters at the meeting.

If you are a beneficial owner of shares held in “street name” and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

Proposal I - the Parent Stock Issuance Proposal (as defined below), Proposal II - the Election of Directors, Proposal III - the Adoption of the 2021 Plan Proposal (as defined below) and Proposal IV - the Articles Amendment Proposal (as defined below) are considered non-routine matters under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore broker non-votes may exist in connection with these proposals. Broker non-votes will have no effect on these proposals except that they will be deemed as votes “against” Proposal IV.

Proposal V - the proposal to ratify the appointment of Urish Popeck & Co., LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 is considered a routine matter under applicable rules. A broker may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal V.

Our Voting Recommendations

When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. However, if no specific instructions are given, the shares will be voted in accordance with the following recommendations of our Board:

●
“FOR” Proposal I to approve, in accordance with Nasdaq Listing Rule 5635, the issuance of shares of our common stock in connection with the proposed acquisition of NetSapiens, Inc. through certain merger and reorganization transactions pursuant to that certain Agreement and Plan of Merger and Reorganization dated March 5, 2021 (the “Parent Stock Issuance Proposal”);
●
“FOR” Proposal II to elect Steven G. Mihaylo, David Williams, and Todd Goergen to the Board as Class I directors, each for a term of two years, expiring at our annual meeting of stockholders to be held during 2023;
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“FOR” Proposal III to approve the Crexendo, Inc. 2021 Equity Incentive Plan (the “Adoption of the 2021 Plan Proposal”);
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“FOR” Proposal IV to adopt an amendment to our Articles of Incorporation to increase authorized number of shares of our common stock from 25,000,000 to 50,000,000 (the “Articles Amendment Proposal”);
●
“FOR” Proposal V to ratify Urish Popeck & Co., LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

No Dissenters’ Rights

Stockholders of the Company have no rights of appraisal or similar rights of dissenters with respect to any proposal to be voted upon in this Proxy Statement.

Deadlines for Receipt of Stockholder Proposals

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the SEC and our bylaws. Stockholder proposals that are intended to be included in our proxy statement and form of proxy relating to the meeting for our 2022 annual meeting of stockholders must be received by us no later than December 26, 2021 to be considered for inclusion and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Any stockholder who intends to present a proposal at the 2022 annual meeting of stockholders other than for inclusion in the Company’s proxy statement and form of proxy must be submitted no later than March 12, 2022.

Beneficial Ownership of Shares

The following table sets forth, as of March 31, 2021, the number of shares of our common stock beneficially owned by each of the following persons and groups and the percentage of the outstanding shares owned by each person and group including: (i) each person who is known by us to be the owner of record or beneficial owner of more than 5% of the outstanding shares of our common stock; (ii) each director and nominee; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.

With respect to certain of the individuals listed below, we have relied upon information set forth in statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Except as otherwise noted below, the address of each person identified in the following table is c/o Crexendo, Inc., 1615 South 52nd Street, Tempe, Arizona, 85281.

Name of Beneficial Owner	Shares Owned	Number of Outstanding Options and Restricted Stock Units (1)	Total Beneficial Ownership (2)	Percent of Class Beneficially Owned
Steven G. Mihaylo (3)	10,298,468	16,066	10,314,534	55.9%
Todd Goergen (4)	368,534	110,498	479,032	2.6%
Jeffrey Bash	199,992	60,498	260,490	1.4%
David Williams	24,674	60,983	85,657	0.5%
Anil Puri	13,501	70,498	83,999	0.5%
Doug Gaylor	9,498	333,228	342,726	1.8%
Ron Vincent	14,911	153,895	168,806	0.9%
Jon Brinton	-	17,728	17,728	0.1%
All current directors and executive officers as a group (8 persons)	10,929,578	823,394	11,752,972	61.1%

(1)
Reflects options that will be exercisable or vested, as the case may be, as of March 31, 2021, or within 60 days thereafter and restricted stock units that are scheduled to vest within 60 days of March 31, 2021.

(2)
Beneficial ownership is determined in accordance with the rules of the SEC, based upon 18,424,611 shares of common stock outstanding on March 31, 2021. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days following March 31, 2021 and restricted stock units that are scheduled to vest within 60 days of March 31, 2021 are deemed outstanding. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite such stockholder’s name.

(3)
Shares owned consists of 847,286 shares held personally, 9,371,182 shares in The Steven G. Mihaylo Trust dated August 19, 1999, as amended, of which Steven G. Mihaylo is the Trustee, 80,000 shares in The Steven Mihaylo and Lois Mihaylo Foundation.

(4)
Shares owned consists of 13,534 shares held personally, 355,000 shares held by his family’s private equity firm Ropart Asset Management FD II LLC.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based on a review of reports and representations submitted to us, all reports regarding beneficial ownership of our securities required to be filed under Section 16(a) for the year ended December 31, 2020 were timely filed, except for the following:

1.
Mr. Jon Brinton’s November 23, 2020 Form 3 was not filed timely. Mr. Brinton filed his Form 3 on April 13, 2021, once he was able to obtain his CIK Confirmation Code from the SEC.

CAUTIONARY INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement, and the documents incorporated by reference into this Proxy Statement, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the potential synergies that may be achieved by the combined companies pursuant to that certain Merger Agreement (as defined below); the parties’ ability to meet the conditions for consummating the transactions contemplated by the Merger Agreement on the anticipated schedule; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against the Company related to the Merger Agreement or the transactions contemplated thereby; and the amount of the costs, fees, expenses and other charges related to such transactions. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies and other future conditions and on information currently available to us. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in our most recent Annual Report on Form 10-K filed with the SEC, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the SEC. Any forward-looking statement speaks only as of the date on which it was made. Neither we, nor our affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.

MARKET AND INDUSTRY DATA

Unless otherwise indicated, information contained in this Proxy Statement concerning our industry and the markets in which we or NetSapiens operate is based on information from independent industry and research organizations, other third-party sources (including industry publications, surveys and forecasts), and management estimates. Management estimates are derived from publicly available information released by independent industry analysts and third-party sources, as well data from internal research, and are based on assumptions made by us or NetSapiens upon reviewing such data and our knowledge of such industry and markets which we believe to be reasonable. Although we believe the data from these third-party sources are reliable as of their respective dates, neither we nor NetSapiens have independently verified the accuracy or completeness of this information. In addition, projections, assumptions and estimates of the future performance of our industry and our future performance are necessarily subject to uncertainty and risk due to a variety of factors, including those described in “Risk Factors” in our Annual Report.

TRADEMARKS, SERVICE MARKS AND TRADE NAMES

We own or have rights to various trademarks, service marks and trade names that we use in connection with the operation of our business. This Proxy Statement may also contain trademarks, service marks and trade names of third parties, which are the property of their respective owners. Our use or display of third parties’ trademarks, service marks, trade names or food products in this Proxy Statement is not intended to imply a relationship with, or endorsement or sponsorship by, these other parties. Solely for convenience, the trademarks, service marks and trade names referred to in this Proxy Statement may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or the rights of the applicable licensor to these trademarks, service marks and trade names.

———————
PROPOSAL I
THE APPROVAL OF, UNDER APPLICABLE NASDAQ LISTING RULES, THE ISSUANCE OF SHARES OF OUR COMMON STOCK PURSUANT TO THE MERGER AGREEMENT (THE “PARENT STOCK ISSUANCE PROPOSAL”)
———————

SUMMARY TERM SHEET

The following summary highlights selected information about the transactions (“Transactions”) contemplated by that certain Agreement and Plan of Merger and Reorganization, dated March 5, 2021 (the “Merger Agreement”), by and among the Company, Crexendo Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“Merger Sub I”), Crexendo Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), NetSapiens, Inc., a Delaware corporation (“NetSapiens”), and David Wang as the Stockholder Representative (as defined in the Merger Agreement) and may not contain all of the information that is important to you. Accordingly, we encourage you to read carefully this entire Proxy Statement, its annexes and the documents referred to in this Proxy Statement, in particular the Merger Agreement, which is attached to this Proxy Statement as Annex A.

Unless we otherwise indicate or unless the context requires otherwise, all references in this Proxy Statement to “the Company,” “Crexendo”, “Parent”, “we”, “our” and “us” refer to Crexendo, Inc., a Nevada corporation, together with its wholly-owned subsidiaries.

Parties to the Mergers

The parties to the Mergers (as defined below) are:

Crexendo, Inc.
1615 S. 52nd Street
Tempe, AZ 85281
Telephone: (602) 714-8500

Crexendo, Inc. is an award-winning premier provider of cloud communications, UCaaS (Unified Communications as a Service), call center, collaboration services, and other cloud business services that are designed to provide enterprise-class cloud services to any size business at affordable monthly rates. The Company has two operating segments, which consist of cloud telecommunications and web services.

NetSapiens, Inc.
1200 Prospect Street, Suite 200
La Jolla, CA 92037
Telephone: (858) 764-5200

NetSapiens, Inc., provides an award-winning, patented cloud-native communications platform delivered via a high availability, multi-tenant solution that can be consumed however the service providers prefer, in their cloud or the NetSapiens cloud, on a subscription or a purchase model.

Crexendo Merger Sub, Inc. (Merger Sub I)
1615 S. 52nd Street
Tempe, AZ 85281
Telephone: (602) 714-8500

Crexendo Merger Sub, LLC (Merger Sub II)
1615 S. 52nd Street
Tempe, AZ 85281
Telephone: (602) 714-8500

Merger Sub I and Merger Sub II are Crexendo’s wholly-owned subsidiaries. They were formed solely for the purpose of effecting the Transactions, and have not engaged in any other business.

Summary of the Mergers (Page 9)

Pursuant to the Merger Agreement, Merger Sub I will merge with and into NetSapiens, with NetSapiens continuing as the surviving entity (the “First Merger”), and, as a part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Second Merger,” and, together with the First Merger, the “Mergers”). Immediately following the consummation of the Second Merger, the name of Merger Sub II will be changed to “NetSapiens, LLC”.

Overview of the Merger Agreement (Page 10)

Merger Consideration

Subject to the terms of the Merger Agreement, the total base consideration for the Mergers, including repayment of debt and expenses, is approximately $50 million, consisting of (1) $10 million in cash, and (2) approximately $40 million in the form of shares of the Company’s common stock or Company options valued at $6.19 per share for the purpose of determining the aggregate number of shares payable to NetSapiens’ equityholders (the “Merger Shares”). The merger consideration is subject to customary upward or downward adjustments for NetSapiens’ net working capital and closing cash. In addition, holders of outstanding common stock, in-the-money stock options and in-the-money warrants of NetSapiens will receive a portion of the merger consideration as described above on a pro rata basis and/or in accordance with the Merger Agreement and any option or warrant cancellation agreements entered into by such equityholders. When taking into account the anticipated adjustments for net working capital and closing cash, the Company expects to issue approximately 3,114,690 shares of the Company’s common stock valued at $6.19 per share for common stock consideration of approximately $19.3 million and approximately 4,438,321 options with an aggregate value of $21.8 million, net of the aggregate exercise price of $5.6 million, at the closing.

Conditions to the Completion of the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of NetSapiens entitled to vote thereon (the “NetSapiens Stockholder Approval”); (ii) the approval of the issuance of the Merger Shares and the other matters requiring stockholder approval for the consummation of the Transactions (collectively, the “Parent Proposals”) by the affirmative vote of the holders of a majority of all outstanding shares of the Company entitled to vote thereon (the “Parent Stockholder Approval”); and (iii) the absence of governmental restraints or prohibitions preventing the consummation of the Mergers.

The obligation of each of the Company and NetSapiens to consummate the Mergers is also conditioned on, among other things, the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers), the performance of the covenants required by the Merger Agreement in all material respects and there being no material adverse effect with respect to the Company or NetSapiens. In addition, the obligation of NetSapiens to consummate the Mergers is conditioned on it reasonably and in good faith determining that the Transactions qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”).

Termination of the Merger Agreement

The Merger Agreement contains certain termination rights for each of the Company and NetSapiens, including in the event that: (i) the Mergers are not consummated on or before 120 days after the signing date (the “End Date”), provided that this right to termination shall not be available to the party whose breach of representation, warranty or covenant resulted in the failure to consummate the Mergers by the End Date; (ii) the NetSapiens Stockholder Approval or the Parent Stockholder Approval is not obtained; or (iii) if any law or governmental order having the effect of preventing the consummation of the Transactions shall have become final and nonappealable, provided that this right to termination shall not be available to the party whose breach of representation, warranty or covenant resulted in the issuance of such law or governmental order.

Either of the Company or NetSapiens may also terminate the Merger Agreement if the other party has materially breached any representation, warranty or covenant causing certain closing conditions to not be satisfied, subject to a 20-day cure period, provided, that, the terminating party is not in any material breach of its representation, warranty or covenant.

The Merger Agreement further provides that subject to certain limitations, if either the Company or NetSapiens fails to obtain its stockholder approval of the Transactions prior to the End Date, then it will need to pay the other party the out-of-pocket expenses incurred by the other party to effect the Mergers since entering into the non-binding letter of intent regarding the Mergers (the “Expenses”); provided, that, if NetSapiens fails to obtain its stockholder approval as a result of its board of directors changing its recommendation in favor of the Transactions or causing NetSapiens to enter into an alternative transaction with respect to a Superior Proposal (as defined in the Merger Agreement), NetSapiens will be required to pay the Expenses as well as grant a two-year license to use NetSapiens’ technologies to the Company, as specified in the Merger Agreement.

Voting and Support Agreements (Page 14)

Concurrent with the execution of the Merger Agreement, the Company and certain principal stockholders of NetSapiens entered into a voting and support agreement (the “NetSapiens Principal Stockholders Voting and Support Agreement”), pursuant to which such stockholders agreed to, among other things, vote the shares of common stock of NetSapiens beneficially owned by them in favor of the adoption of the Merger Agreement and the Transactions, provided, that the agreement shall not limit the stockholders’ actions in their capacity as a director or officer of NetSapiens.

Concurrent with the execution of the Merger Agreement, NetSapiens and the majority stockholder of the Company also entered into a voting and support agreement (the “Parent Majority Stockholder Voting and Support Agreement”, collectively with the NetSapiens Principal Stockholders Voting and Support Agreement, the “Voting and Support Agreements”), pursuant to which the stockholder agreed to, among other things, vote the shares of common stock of the Company beneficially owned by him in favor of the adoption of the Parent Proposals, provided, that the agreement shall not limit the stockholder’s actions in his capacity as a director or officer of the Company.

Reasons for Entering into the Merger Agreement (Page 16)

The Merger Agreement was unanimously approved by our Board at a meeting held on March 5, 2021.

Our Board’s reasons for entering into the Merger Agreement include to:

●
increase scale, enhance the Company’s technology infrastructure and offering, and expand the Company’s customers and geographic footprint;

●
expand the Company’s management, technical and marketing resources;

●
better address our customers’ needs, specifically as it relates to the complementary nature of our cloud telecommunications services and NetSapiens’ strength in research and development and innovation in communications platform solutions;

●
strengthen the position of both Crexendo and NetSapiens in seeking growth opportunities in an increasingly competitive global marketplace;

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increase the Company’s international exposure and opportunity;and

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increase the Company’s stockholder value through enhanced revenue opportunities and cost saving strategies.

Our Board approved the Merger Agreement after discussing with our senior management a number of factors, including those described above and the business, results of operations, financial performance and condition, strategic direction and prospects of NetSapiens. Our Board did not find it useful to and did not attempt to quantify, rank or otherwise assign weights to these factors. In addition, our Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination, but rather our Board conducted an overall analysis of the factors described above, including discussions with our management and its financial and legal advisors.

Effect of the Mergers on Our Current Stockholders (Page 15)

Immediately following the Mergers, NetSapiens’ equityholders will own approximately 14.5% of the issued and outstanding shares of common stock of the Company and the Company’s pre-Mergers stockholders will own approximately 85.5% of the issued and outstanding common stock.

Management Following the Mergers (Page 19)

Following the Mergers, our Board will be comprised of six persons, one of which will be appointed by NetSapiens. The current five directors of the Company including those being nominated for election at the Annual Meeting, if elected, will continue to serve as our directors. Steven G. Mihaylo will continue to serve as the Chairman of our Board.

The current executive officers of the Company are expected to retain their respective positions following the Mergers. Upon completion of the Mergers, the current executive officers of NetSapiens, Anand Buch, James Murphy and David Wang are expected to continue to serve in their respective positions at NetSapiens.

Biographical information relating to the post-Mergers directors and officers is included at pages 19 and 20 below.

Risk Factors (Page 20)

The closing of the Transactions and the combined business are subject to various risks and uncertainties.

Regulatory Matters (Page 15)

Neither the Company nor NetSapiens is required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Mergers. The Company must comply with applicable federal and state securities laws and the NASDAQ Listing Rules in connection with the issuance of shares of common stock in the Mergers, including the filing with the SEC of this Proxy Statement.

Reasons for Stockholder Approval (Page 56)

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, or NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy a closing condition under the Merger Agreement, we are seeking stockholder approval of this Proposal I, the Parent Stock Issuance Proposal. We are seeking stockholder approval of this proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of shares of common stock in excess of the 20% of the voting power outstanding before the issuance. We are also seeking stockholder approval of Proposal III, the Adoption of the 2021 Plan Proposal in order to satisfy a closing condition under the Merger Agreement to issue registered stock options to NetSapiens’ option holders who will exchange their NetSapiens options for Crexendo options at the closing and Proposal IV, the Articles Amendment Proposal in order to ensure we have an adequate amount of authorized shares of common stock to complete the Transactions pursuant to the Merger Agreement.

THE MERGER AGREEMENT AND THE MERGERS

The following is a summary of the material provisions of the Merger Agreement, which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on March 8, 2021, and is incorporated into this Proxy Statement by reference. You should refer to the full text of the Merger Agreement for details about the transactions and the terms and conditions of the Merger Agreement, which is attached to this Proxy Statement as Annex A, and carefully read this entire Proxy Statement and the other documents to which we have referred you. You should also review the section entitled “Where You Can Find Additional Information.”

The representations and warranties of the Company, NetSapiens and Merger Subs contained in the Merger Agreement have been made solely for the benefit of the parties to the Merger Agreement. In addition, such representations and warranties (a) have been made only for purposes of the Merger Agreement, (b) have been qualified by certain documents filed with, or furnished to, the SEC by the Company prior to the date of the Merger Agreement, (c) are subject to important qualifications, limitations and supplemental information agreed to by the Company, NetSapiens, Merger Sub I and Merger Sub II in connection with negotiating the terms of the Merger Agreement, (d) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (e) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (f) have been included in the Merger Agreement for the purpose of allocating risk between the Company, Merger Sub I and Merger Sub II, on the one hand, and NetSapiens, on the other hand, rather than establishing matters as facts. Accordingly, the investors should not rely on the representations and warranties or any descriptions thereof as characterization of the actual state of facts or condition of the Company or NetSapiens or their respective subsidiaries or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The representations and warranties in the Merger Agreement and the description of them in this Proxy Statement should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings the Company publicly files with the SEC. Such information can be found elsewhere in this proxy statement and in the public filings the Company makes with the SEC, as described in the section entitled “Where You Can Find Additional Information.”

The Mergers

On March 5, 2021, we entered into the Merger Agreement with the Merger Subs, which are our wholly-owned subsidiaries, NetSapiens and David Wang as the Stockholder Representative.

Pursuant to the Merger Agreement, Merger Sub I will merge with and into NetSapiens, with NetSapiens continuing as the surviving entity of the First Merger, and, as a part of the same overall transaction, the surviving entity of the First Merger will merge with and into Merger Sub II, with Merger Sub II continuing as the surviving entity and a wholly-owned subsidiary of the Company. Immediately following the consummation of the Second Merger, the name of Merger Sub II will be changed to “NetSapiens, LLC”. We expect the consummation of the Transactions to occur in May 2021, subject to the terms and conditions provided in the Merger Agreement.

Merger Consideration; Issuance of Merger Shares

Subject to the terms of the Merger Agreement, the total base consideration for the Mergers, including repayment of debt and expenses, is approximately $50 million, consisting of (1) $10 million in cash, and (2) approximately $40 million in the form of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), or Company options valued at $6.19 per share for the purpose of determining the aggregate number of shares payable to NetSapiens’ equityholders (the “Merger Shares”).

The merger consideration is subject to customary upward or downward adjustments for NetSapiens’ net working capital and closing cash through a true-up process that may be initiated by the Company no later than 90 days after the closing.

At the closing, a portion of NetSapiens’ outstanding in-the-money options (the “Exchange Options”) will be cancelled and exchanged for the Company’s options to be issued under the Company’s equity incentive plan at an exchange ratio determined pursuant to the Merger Agreement (the “Assumed Options”). In addition, holders of outstanding common stock, in-the-money stock options and in-the-money warrants of NetSapiens will receive a portion of the merger consideration as described above on a pro rata basis and/or in accordance with the Merger Agreement and any option or warrant cancellation agreements entered into by such equityholders. When taking into account the anticipated adjustments for net working capital and closing cash, the Company expects to issue approximately 3,114,690 shares of the Common Stock valued at $6.19 per share for Common Stock consideration of approximately $19.3 million and approximately 4,438,321 options with an aggregate value of $21.8 million, net of the aggregate exercise price of $5.6 million, at the closing.

The issuance of Common Stock to Crexendo’s equityholders will be effected by means of a private placement, which is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder.

The Company agrees to issue options to purchase registered shares of Common Stock in exchange of the Assumed Options under the Merger Agreement. The Company expects to issue the Exchange Options under the 2021 Equity Incentive Plan (the “2021 Plan”) which was adopted by our Board on April 9, 2021. The Company is seeking stockholder approval of the 2021 Plan at the Annual Meeting and expects to register the shares of Common Stock issuable under the 2021 Plan on a Form S-8 with the SEC after obtaining the stockholder approval of the 2021 Plan and prior to the closing.

Representations and Warranties

The Merger Agreement contains mutual customary representations and warranties made by each of the Company, Merger Subs and NetSapiens.

NetSapiens has made representations and warranties about itself and its subsidiaries to the Company and the Merger Subs regarding the following:

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Organization and good standing;
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Authority and enforceability;
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Governmental approvals and consents;
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No conflicts;
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Company capital structure;
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Company subsidiaries;
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Company financial statements; internal financial controls;
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No undisclosed liabilities;
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No changes;
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Taxes;
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Real property;
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Tangible property;
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Intellectual property;
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Material contracts;
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Employee benefit plans;
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Employment matters;
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Authorizations;
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Litigation;
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Insurance;
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Compliance with legal requirements;
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Interested party transactions;
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Books and records; powers of attorney;
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Company broker’s fees;
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Top customers and top suppliers;
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Environmental matters;
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State takeover statutes;
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Disclosure; and
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No other representations.

The Company and each of Merger Subs have made representations and warranties about themselves and their subsidiaries to NetSapiens regarding the following:

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Organization and good standing;
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Authority and enforceability;
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Governmental approvals and consents;
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No conflicts;
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Litigation; compliance with laws;
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SEC reports and financial statements;
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Total stock consideration;
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Parent broker’s fees;
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Financial ability;
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Taxes;
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Listing;
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No parent material adverse effect; and
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No other representations; non-reliance.

Pre-Closing Covenants

The Merger Agreement contains customary pre-closing covenants, including covenants for NetSapiens, which include, among other things, covenants:

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not to solicit, initiate or knowingly take any action to facilitate or encourage, and, subject to certain exceptions, not to participate or engage in any discussions or negotiations, or cooperate in any way with respect to, any inquiries or the making of, any proposal of an alternative transaction;

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subject to certain exceptions, not to withdraw, qualify or modify the support of its board of directors for the Merger Agreement and the Transactions, as applicable; and

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to use its reasonable best efforts to obtain governmental and third party consents and approvals.

In addition, the Merger Agreement contains covenants that require each of the Company and NetSapiens to hold a stockholder vote on the Mergers and the other Transactions as soon as reasonably practicable after signing the Merger Agreement and, subject to certain exceptions, require each of the boards of directors of the Company and NetSapiens to recommend to its stockholders to approve the Transactions. The Merger Agreement also contains other customary mutual covenants relating to the preparation of this proxy statement, the granting of access to information, confidentiality, the public announcement of the Transactions, notification in certain events and conducting each party’s business in the ordinary course of business consistent with past practice.

Additional Post-Closing Covenants

The Merger Agreement provides that for benefits eligibility purposes, each NetSapiens employee who continues to be employed by the post-closing combined business (each, a “Continuing Employee”) shall be credited with all service with NetSapiens and its subsidiaries prior to the closing. In addition, during the period from the closing date to December 31, 2021, the Company will and will cause its applicable subsidiary to provide to Continuing Employees: (i) base salary or hourly wage, (ii) commission and target bonus opportunities (excluding equity-based compensation), (iii) retirement and welfare benefits and (iv) severance benefits, all of which will be no less favorable than prior to the closing; as well as (iv) to certain manager-level Continuing Employees, at least one month of severance for every two years of service up to a maximum of six months’ severance for service provided to NetSapiens prior to the closing or to the post-closing combined business. None of these provisions is intended to provide nor create any third party beneficiary rights in any NetSapiens stockholder or employee, including any rights of employment for any specified period and/or any employee benefits, other than the parties to the Merger Agreement, and their respective successors and permitted assigns.

Pursuant to the Merger Agreement, all rights of indemnification, advancement of expenses and exculpation by NetSapiens and its subsidiaries existing in favor of its current or past directors and officers as provided in the organizational documents of NetSapiens and its subsidiaries on the date of the Merger Agreement shall be assumed by the Company at the closing. NetSapiens shall also acquire for the benefit of the persons covered by NetSapiens or its subsidiaries’ directors’ and officers’ liability insurance policies a “tail” coverage for six years following the closing (the “D&O Policy”), which the Company shall take all commercially reasonable actions (other than paying additional premiums) to maintain in effect.

Following the closing, the Company will also take all necessary actions to elect an individual designated by the NetSapiens and acceptable to the Company (which approval shall not be unreasonably withheld) (or any successor thereto as designated by the Stockholder Representative, the “NetSapiens Board Designee”) to the Company’s Board. In addition, the Company and its majority stockholder will execute a voting agreement regarding the election of the NetSapiens Board Designee.

Conditions to the Completion of the Mergers

The completion of the Mergers is subject to the satisfaction or waiver of certain conditions, including:

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the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of all outstanding shares of NetSapiens entitled to vote thereon;

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the approval of the issuance of the Shares and the other Parent Proposals by the affirmative vote of the holders of a majority of all outstanding shares of the Company entitled to vote thereon; and

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the absence of governmental restraints or prohibitions preventing the consummation of the Mergers.

The obligation of each of the Company and NetSapiens to consummate the Mergers is also conditioned on, among other things,

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the truth and correctness of the representations and warranties made by the other party as of the closing date (subject to certain “materiality” and “material adverse effect” qualifiers);

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the performance of the covenants required by the Merger Agreement in all material respects; and

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there being no material adverse effect with respect to the Company or NetSapiens.

In addition, the obligation of NetSapiens to consummate the Mergers is conditioned on it reasonably and in good faith determining that the Transactions qualify as a tax-free reorganization pursuant to Section 368(a)(1) of the Code.

On or prior to the closing, NetSapiens shall deliver or cause to deliver to the Company such deliverables including, among other things, (a) joinder agreements executed by (i) the holders of no less than 90% of the shares of NetSapiens’ common stock held by all Contributing Equityholders (as defined in the Merger Agreement) and (ii) all Contributing Equityholders except no more than five Contributing Equityholders; (b) employment agreements in substantially the Company’s standard form executed by Anand Buch, James Murphy and David Wang (the “Key Employee Agreements”); (c) resignation letters of all current directors and officers of NetSapiens; and (d) the D&O Policy. On or prior to the closing, the Company shall deliver or cause to deliver to NetSapiens such deliverables including, among other things, (x) a representation and warranty insurance policy to the Company for the benefit of the Company with a policy limit up to $5 million (the “R&W Insurance Policy”); and (y) a voting agreement executed by the Company and its majority stockholder regarding the election of the NetSapiens Board Designee.

Termination of the Merger Agreement

The Merger Agreement contains certain termination rights for each of the Company and NetSapiens, including in the event that:

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the Mergers are not consummated on or before 120 days after the signing date, provided that this right to terminate shall not be available to the party whose breach of representation, warranty or covenant resulted in the failure of the Mergers to be consummated on or before the End Date;

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the NetSapiens Stockholder Approval is not received pursuant to its due stockholder voting process;

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the Parent Stockholder Approval is not obtained at the Annual Meeting or at any adjournment or postponement thereof; or

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if any law or governmental order having the effect of preventing the consummation of the Transactions shall have become final and nonappealable, provided that this right to termination shall not be available to the party whose breach of representation, warranty or covenant resulted in the issuance of such law or governmental order.

Either of the Company or NetSapiens may also terminate the Merger Agreement if the other party has materially breached any representation, warranty or covenant causing certain closing conditions to not be satisfied, subject to a 20-day cure period, provided, that, the terminating party is not in any material breach of its representation, warranty or covenant.

From and after the date of the Merger Agreement until six business days prior to the closing, each of the Company and NetSapiens may supplement or amend its disclosures made applicable to its representations with respect to matters arising after the date of the Merger Agreement. The party receiving such updates may request for an indemnity to the extent that the aggregate estimated losses resulting from such updates exceeds $100,000 and may elect to terminate the Merger Agreement if the parties cannot reach agreement on such indemnity.

The Merger Agreement further provides that subject to certain limitations, if either the Company or NetSapiens fails to obtain its stockholder approval of the Transactions prior to the End Date, then it will need to pay the other party the out-of-pocket expenses incurred by the other party to effect the Mergers since entering into the non-binding letter of intent dated October 22, 2020 regarding the Mergers; provided, that, if NetSapiens fails to obtain its stockholder approval as a result of its board of directors changing its recommendation in favor of the Transactions or causing NetSapiens to enter into an alternative transaction with respect to a Superior Proposal (as defined in the Merger Agreement), NetSapiens will be required to pay the Expenses as well as grant a two-year license to use NetSapiens’ technologies to the Company, as specified in the Merger Agreement.

Indemnification of the Parties

The Merger Agreement provides for mutual indemnification for breaches of representations and covenants, subject to certain deductible and cap limitations, and for establishing certain indemnification related escrow accounts at the closing to secure NetSapiens’ indemnification obligations to the Company. Except in the case of indemnification claims for breaches of the Fundamental Representations (as defined in the Merger Agreement), the Company needs to seek recovery with respect to any indemnification claims for breaches of representations of NetSapiens in the following order: (i) first, against a $250,000 deductible; (ii) second, against any funds then held in the indemnity escrow fund to which the parties shall deposit 40,388 Merger Shares at the closing; and (iii) then, under the R&W Insurance Policy.

Amendments

At any time prior to the effective time of the Mergers, the Merger Agreement may be amended by written agreement signed by each of the parties thereto, provided, however, that: (a) following the receipt of the NetSapiens Stockholder Approval, there shall be no amendment which by law would require further approval by the holders of NetSapiens’ common stock without such approval and (b) following the receipt of the Parent Stockholder Approval, there shall be no amendment which by law would require further approval by the holders of Common Stock without such approval.

Voting and Support Agreements

Concurrent with the execution of the Merger Agreement, the Company and certain principal stockholders of NetSapiens entered into a voting and support agreement, pursuant to which such stockholders agreed to, among other things, (i) vote the shares of common stock of NetSapiens beneficially owned by them in favor of the adoption of the Merger Agreement and the Transactions, and (ii) against any action, proposals, transaction or agreement that would result in a breach of any representation, warrant, covenant, obligation or agreement of NetSapiens contained in the Merger Agreement, provided, that the agreement shall not limit the stockholders’ actions in their capacity as a director or officer of NetSapiens.

Concurrent with the execution of the Merger Agreement, NetSapiens and the majority stockholder of the Company also entered into a voting and support agreement, pursuant to which the stockholder agreed to, among other things, (i) vote the shares of common stock of the Company beneficially owned by him in favor of the adoption of the Parent Proposals, and (ii) against any action, proposals, transaction or agreement that would result in a breach of any representation, warrant, covenant, obligation or agreement of the Company contained in the Merger Agreement, provided, that the agreement shall not limit the stockholder’s actions in his capacity as a director or officer of the Company.

Each Voting and Support Agreement will terminate upon the earlier to occur of, (x) the mutual written consent of the parties therein, (y) the closing of the Mergers, and (z) the date of termination of the Merger Agreement.

Total Common Stock Outstanding after the Merger

Immediately following the Mergers, NetSapiens’ equityholders will own approximately 14.5% of the issued and outstanding shares of common stock of the Company and the Company’s pre-Mergers stockholders will own approximately 85.5% of the issued and outstanding Common Stock.

Upon completion of the Mergers, we will no longer be a “controlled company” within the meaning of the NASDAQ Listing Rules.

Regulatory Requirements or Approvals for the Mergers

Neither the Company nor NetSapiens is required to make any filings or to obtain approvals or clearances from any antitrust regulatory authorities in the United States or other countries to consummate the Mergers. The Company must comply with applicable federal and state securities laws and the NASDAQ Listing Rules in connection with the issuance of shares of common stock in the Mergers, including the filing with the SEC of this Proxy Statement.

Material Agreements or Relationships

Other than the Merger Agreement, the Voting and Support Agreements and the Key Employee Agreements, which are discussed elsewhere in this Proxy Statement, there is no present or proposed material agreement, arrangement, understanding or relationship between the Company or any of its executive officers, directors, controlling persons or subsidiaries and NetSapiens or any of its executive officers, directors, controlling persons or subsidiaries. Please see the section titled “Reasons for Entering into the Merger Agreement and Background of the Mergers” for information relating to the negotiations between the Company and NetSapiens leading up to the proposed Mergers.

Federal Securities Law Consequences; Resale Restrictions

The issuance of Common Stock in the Mergers to NetSapiens’ equityholders will be effected by means of a private placement, that is exempt from registration under the Securities Act in reliance on Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder and such shares will be “restricted securities.” The shares of Common Stock issued in connection with the Mergers will not be registered under the Securities Act upon issuance and will not be freely transferable. Holders of such shares may not sell their respective shares unless the shares are registered under the Securities Act or an exemption is available under the Securities Act.

Material U.S. Federal Income Tax Considerations of the Mergers

The following discussion summarizes certain material U.S. federal income tax considerations of the Mergers. This summary is based upon current provisions of the Code, existing Treasury Regulations under the Code and current administrative rulings and court decisions, all of which are subject to change or different interpretation. Any change, which may or may not be retroactive, could alter the tax consequences to us or our stockholders as described in this summary. No ruling from the U.S. Internal Revenue Service, or the IRS, has been or will be requested in connection with the Mergers and there can be no assurance that the IRS will not challenge the statements and conclusions set forth below or a court would not sustain any such challenge. No attempt has been made to comment on all U.S. federal income tax consequences of the Mergers that may be relevant to particular U.S. holders. In addition, the following discussion does not address state, local or foreign tax consequences of the Mergers, the Medicare tax on net investment income, U.S. federal estate and gift tax, the alternative minimum tax, the rules regarding qualified small business stock within the meaning of Section 1202 of the Code, or any other aspect of any U.S. federal tax other than the income tax.

Crexendo and NetSapiens intend for the Mergers to qualify as a reorganization within the meaning of Section 368(a) of the Code and the Merger Agreement to constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3. The parties thereto shall report for all tax, financial and accounting purposes the Transactions as a reorganization under Section 368(a) of the Code, unless otherwise required by applicable law. Because of the form of the Mergers, U.S. holders of our Common Stock, as of immediately prior to the Mergers, did not sell, exchange or dispose of any shares of Common Stock as a result of the Mergers. Thus, there will be no material U.S. federal income tax consequences to our stockholders, as of immediately prior to the Mergers, as a result of the Mergers.

HOLDERS OF OUR COMMON STOCK ARE ADVISED AND EXPECTED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGERS IN LIGHT OF THEIR PERSONAL CIRCUMSTANCES AND THE CONSEQUENCES OF THE MERGERS UNDER STATE, LOCAL AND FOREIGN TAX LAWS.

REASONS FOR ENTERING INTO THE MERGER AGREEMENT AND
BACKGROUND OF THE MERGERS

Reasons for Entering into the Merger Agreement

The Merger Agreement was unanimously approved by our Board at a meeting held on March 5, 2021. Before reaching its decision, the Board:

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reviewed our business and liquidity situation and growth plans;

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engaged in extensive meetings and calls with our management and representatives regarding NetSapiens’ business, product and financial prospects, among other typical due diligence matters;

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reviewed due diligence reports regarding legal, financial and accounting matters and certain tax matters related to the Mergers and NetSapiens;

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reviewed strategic alternatives, including the possibility of remaining independent, combinations with other partners, and the business and financial prospects of other potential merger or acquisition targets;

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the terms and conditions of the Merger Agreement, including the form and amount of the merger consideration and the representations, warranties, covenants, conditions to closing and termination rights contained in the Merger Agreement;

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the relative ownership interests of the NetSapiens stockholders and the Company stockholders in the combined company immediately following the Mergers; and

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its assessment of the likelihood that the Mergers would be completed in a timely manner and that management would be able to successfully operate the NetSapiens business after the completion of the Transactions.

After reviewing and considering the above-described factors, our Board decided to enter into the Merger Agreement based on its belief that the combination of Crexendo and NetSapiens will:

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increase scale, enhance the Company’s technology infrastructure and offering, and expand the Company’s customers and geographic footprint;

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expand the Company’s management, technical and marketing resources;

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better address our customers’ needs, specifically as relates to the complementary nature of our cloud telecommunications services and NetSapiens’ strength in research and development and innovation in communications platform solutions;

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strengthen the position of both Crexendo and NetSapiens in seeking growth opportunities in an increasingly competitive global marketplace;

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increase our international exposure and opportunity; and

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increase the Company’s stockholder value through enhanced revenue opportunities and cost saving strategies.

In the course of its deliberations, our Board also considered a variety of risks and other countervailing factors related to entering into the Merger Agreement, including:

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the substantial expenses to be incurred in connection with the Mergers;

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the possible volatility, at least in the short term, of the trading price of our Common Stock resulting from the announcement of the Mergers;

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the likelihood of disruptive stockholder litigation following announcement of the Mergers; and

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various other risks associated with the combined business and the Mergers, including those described in the section entitled “Risk Factors” beginning on page 20 of this Proxy Statement.

The foregoing information and factors considered by our Board are not intended to be exhaustive but are believed to include all of the material factors considered by our Board. In view of the wide variety of reasons considered in connection with its evaluation of the Mergers and the complexity of these matters, our Board did not find it useful to attempt, and did not attempt, to quantify, rank or otherwise assign relative weights to these reasons. In considering the reasons described above, individual members of our Board may have given different weight to different reasons. Our Board conducted an overall analysis of the factors described above, including thorough discussions with, and questioning of, our management team, our legal and financial advisors, and considered the reasons overall to be favorable to, and to support, its determination.

Background of the Mergers

Doug Gaylor, our Chief Operating Officer, initially met Anand Buch, NetSapiens’ Chief Executive Officer, at a Cloud Communications Alliance (“CCA”) event in September 2019. Mr. Buch discussed the NetSapiens platform and technology that NetSapiens licensed. Those discussions did not lead to any substantive follow up discussions.

In February 2020, Mr. Gaylor and Mr. Buch met again at a CCA event, where Mr. Gaylor followed up with technology discussion regarding Crexendo potentially obtaining a license for certain technology including the then upcoming NetSapiens interactive video meeting software.

Through licensing discussions, Crexendo became aware that NetSapiens was interested in a potential merger or sale. Crexendo was impressed with the NetSapiens technology and its well established and growing partners (customer base).

Our Board has regularly reviewed our results of operations and competitive position, as well as our strategic respective alternatives. From time to time, our Board has evaluated potential strategic transactions, including business combinations, such as the Mergers with NetSapiens, that could potentially benefit us.

Crexendo was contacted by a selling broker for NetSapiens in April of 2020. There were some early discussions about potential fit and it was subsequently suggested that the parties enter into a Non-Disclosure Agreement to allow discussions of a potential transaction allowing the parties to provide more detailed information. On April 30, 2020, the parties agreed to terms on a Non-Disclosure Agreement.

The parties engaged in conversations no less than weekly. Executive and engineering teams had regular meetings. NetSapiens provided detailed financial and other information Crexendo deemed relevant. After significant review, regular meetings and a determination that a merger on mutually agreeable terms would be in the best interest of the Crexendo and NetSapiens stockholders, the parties negotiated and entered into a non-binding letter of intent on October 22, 2020.

With the signing of the letter of intent Crexendo provided a detailed due diligence list to NetSapiens which established a “data room” to share the requested information. Crexendo also provided information to NetSapiens that NetSapiens deemed relevant for its review. After thorough review of the diligence documents by both parties it was mutually determined that the parties should negotiate and draft a binding acquisition agreement allowing for a merger whereby Crexendo would acquire all of the outstanding stock of the NetSapiens stockholders.

The parties negotiated for over three months on a definitive agreement.

On March 4, 2021, the board of directors of NetSapiens unanimously approved the Merger Agreement through a written consent.

On March 5, 2021, the Crexendo Board unanimously approved the Merger Agreement at a meeting. Prior to the meeting, the Company’s financial advisor, Colliers Securities LLC (“Colliers”), provided its valuation analysis regarding NetSapiens to the Board for its consideration.

On March 8, 2021, the Company, the Merger Subs, NetSapiens and its Stockholder Representative executed the Merger Agreement, following which the Company issued a press release, announcing the Transactions, and filed applicable disclosure documents with the SEC.

 Colliers Valuation Analysis

On March 4, 2021, Colliers delivered a valuation analysis regarding NetSapiens to the management and Board of the Company. In conducting the valuation analysis, Colliers reviewed:

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A draft of the Merger Agreement.
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Audited financial results for NetSapiens for the fiscal year ended December 31, 2019 and preliminary unaudited results for the fiscal year ended December 31, 2020.
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Forecasts prepared by NetSapiens management for the fiscal years ended December 31, 2021 – 2023.
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NetSapiens Internet website.
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Organization documents for the various entities as filed with the Secretary of State.
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Various other company documents found in the virtual data room.
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Notes from phone calls with the parties to discuss background, financial results, financial position, strategy and plan.
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The outlook for the economy and Unified Communications as a Service industry.
●
Guideline public companies and guideline transactions.
●
Various other internally prepared management reports and other information as needed to perform its analysis.

The valuation analysis presented included several different methodologies, each of which derived a range of implied enterprise values for NetSapiens as reflected by either a multiple to earnings before interest, taxes, depreciation and amortization for a 12-month period (“EBITDA”) or, a multiple to revenue for a 12-month period.

●
The first analysis presented was a “comparable companies analysis” which attempted to provide an implied enterprise value of a company by comparing it to similar publicly traded companies. Colliers reviewed the financial data for 15 peer publicly traded companies and examined enterprise value as a multiple of revenue and EBITDA for the fiscal year 2020 and 2021 (projected) using median values derived from the data of the guideline public companies incorporating a liquidity discount and acquisition control premium. Its valuation results based on a comparison to the guideline public companies provided a range of implied values for the equity of NetSapiens of between $57.4 million and $82.3 million.

●
The second analysis presented was a “comparable transactions analysis” which generates an implied enterprise value of a company based on publicly available financial terms of selected comparable change of control transactions involving companies that share certain characteristics with the company being valued. Colliers reviewed 35 transactions which occurred during the past five years and applied revenue and EBITDA valuation metrics derived from data regarding these transactions to NetSapiens’ 2020 revenue and EBITDA. Its valuation results based on a comparison to the guideline transactions provided a range of implied values for the equity of NetSapiens of between $39.7 million and $51.0 million.

●
The third analysis presented was a “discounted cash flow analysis.” The discounted cash flow analysis is used to calculate a range of theoretical values for a business by combining: (i) the net present value of implied future cash flows and (ii) a terminal value assuming a sale at either a multiple of revenue or EBITDA. Colliers used data from the guideline transactions to arrive at terminal values used in the discounted cash flow analysis and also based its analysis on financial forecasts provided by management. Its results based on the discounted cash flow analysis used with revenue and EBITDA multiples provided a range of implied values for the equity of NetSapiens of between $56.8 million and $75.3 million.

Overall, Colliers’ valuation of the equity of NetSapiens ranged from a low of $39.7 million to a high of $82.3 million. Based on equal weighting of the above described three valuation techniques, its overall analysis results in mean and median equity values of approximately $57.6 million and $61.5 million, respectively.

Colliers provided its valuation analysis for the sole benefit and use by the our Board in its consideration of the Mergers. The valuation analysis may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without Colliers’ prior written consent, except that Colliers has consented to the description of the valuation analysis being included in this Proxy Statement. The valuation analysis is not a recommendation to our Board or to any stockholder as to how to vote with respect to the proposed Mergers or to take any other action in connection with the Mergers or otherwise.

Qualifications of Colliers Securities LLC

Colliers Securities LLC is a Minneapolis, MN investment bank providing investment banking and private client services to institutions and individuals. Colliers Securities LLC is owned by Colliers International, an international real estate sale and leasing company with 17,000 employees across the globe. Colliers investment banking practice is engaged in the valuation of businesses and other securities in connection with providing financing, merger and acquisition, and other investment banking advisory services to public and private companies.

MANAGEMENT FOLLOWING THE MERGERS

Following the Mergers, our Board will be comprised of six persons, one of which will be designated by NetSapiens. The current five directors of the Company including those being nominated for election at the Annual Meeting and, if elected, will continue to serve as our directors. If elected at this Annual Meeting, Steven G. Mihaylo will continue to serve as the Chairman of our Board.

The current executive officers of the Company are expected to retain their respective positions following the Mergers. Upon completion of the Mergers, the current executives of NetSapiens, Anand Buch, James Murphy and David Wang are expected to continue to serve in their respective positions at NetSapiens. Additionally, Anand Buch will be appointed to serve as Chief Strategy Officer and David Wang will be appointed to serve as Chief Technology Officer of the Company.

Biographical information about each of the NetSapiens officers who are expected to continue their employment with the Company is included below.

Anand Buch, age 49, is a founder of NetSapiens and has served as the Chief Executive Officer of NetSapiens since 2006. In his 15 years of serving as NetSapiens’ Chief Executive Officer, Mr. Buch leverages his multi-disciplinary experience in business and technology to guide the conception, realization, and delivery of new solutions to the marketplace. Prior to that he served as Chief Operating Officer at NetSapiens from 2002 to 2006.  Before founding NetSapiens Mr. Buch held various engineering and leadership roles at Nuera Communications and its original parent company PCSI, both pioneering companies in the areas of voice and data network convergence and VoIP.  Mr. Buch holds a MBA degree from San Diego State University, and an Electrical Engineering degree from the University of Illinois, Urbana Champaign.

David Wang, age 61, is a founder of NetSapiens and has served as the Chief Technology Officer of NetSapiens since 2006. Mr. Wang is responsible for the architectural design of the NetSapiens platform. Prior to that he served as Chief Executive Officer at NetSapiens from 2002 to 2006.  During his early years in the industry, he held various engineering and leaderships roles at Nuera Communications and its original parent company PCSI, and in the areas of voice and data network convergence he focused on implementing digital processing functions for voice compression, fax transmission and channel coding for which he was granted multiple patents. During that period, Mr. Wang also participated in the drafting of various industry standards with the Frame Relay Forum, IETF and ETSI.  Mr. Wang holds a MSEE from the University of Maryland, and a BSEE from the University of California, San Diego.

James Murphy, age 57, has served as the Executive Vice President of NetSapiens since 2017 responsible for its corporate development. Prior to that, Mr. Murphy was Chief Operating Officer of NetSapiens from 2010 to 2017, giving the company the benefit of his many years of operations, business development, marketing, and engineering experience as it has grown. Prior to joining NetSapiens in 2008, Mr. Murphy served in managerial positions at Net2Phone, ADC Telecommunications, Nuera Communications and other companies in the telecommunications, test equipment and consumer electronics markets.  Mr. Murphy holds a MSEE from the University of Illinois, and a BSEE from Manhattan College.

RISKS RELATING TO THE MERGERS AND THE COMBINED BUSINESS

There is no guarantee that the Mergers will be completed. Failure to complete the Mergers could negatively impact our stock price and our future business and financial results.

The consummation of the Mergers and other Transactions contemplated by the Merger Agreement are subject to several material conditions including obtaining the stockholder approval of NetSapiens. We cannot guarantee that these conditions will be satisfied or waived and that the Mergers will be completed.

If the Mergers are not completed, our business, prospects, financial condition and stock price may be adversely affected. Additionally, if the Mergers are not completed and the Merger Agreement is terminated in certain circumstances described in the Merger Agreement where we are not able to obtain our stockholder approval by the End Date, we may be required to pay to NetSapiens the out-of-pocket expenses incurred by NetSapiens to effect the Mergers since entering into the non-binding letter of intent regarding the Mergers on October 22, 2020. In addition, we have already incurred and will continue to incur significant transaction expenses in connection with the Mergers, which may have an adverse effect on our financial position if the Merger Agreement is terminated and we are unable to recoup such expenses from NetSapiens. Risks arising in connection with the failure of the Mergers, including the diversion of management’s attention from conducting our business and pursuing other opportunities during the pendency of the Mergers, may have an adverse effect on our business, operations, financial results and stock price. We also could be subject to litigation related to any failure to consummate the Mergers or any related action that could be brought to enforce a party’s obligation under the Merger Agreement.

The Mergers involve risks associated with acquisitions and integrating the acquired business and the intended benefits of the Mergers may not be realized. The failure to successfully integrate NetSapiens’ business and operations and/or fully realize synergies from the Mergers in the expected time frame may adversely affect our future results.

The success of the Mergers will depend, in part, on our ability to successfully integrate NetSapiens’ business and operations and fully realize the anticipated benefits and synergies from combining the businesses of Crexendo and NetSapiens. However, to realize these anticipated benefits and synergies, the businesses of Crexendo and NetSapiens must be successfully combined. If we are not able to achieve these objectives following the Mergers, the anticipated benefits and synergies of the Mergers may not be realized fully or at all or may take longer to realize than expected. Any failure to timely realize these anticipated benefits could have a material adverse effect on our revenues, expenses and operating results.

Crexendo and NetSapiens have operated and, until the completion of the Mergers, will continue to operate independently. It is possible that the integration process could result in the loss of key employees, loss of key customers, decreases in revenues, increases in operating costs, as well as the disruption of each company’s ongoing businesses, any or all of which could limit our ability to achieve the anticipated benefits and synergies of the Mergers and have an adverse effect on our operating results. Integration efforts between the two companies will also divert management attention and resources, which could also adversely affect our operating results.

Even if we successfully integrate NetSapiens’ business into our operations, it may not be possible to realize the full benefits we anticipate or we may not realize these benefits within the expected timeframe given the industry, market and competitive landscape in which the combined business will operate. If we fail to realize the benefits we anticipate from the Mergers, then our business, results of operations, and financial condition may be materially and adversely affected.

We have incurred and will continue to incur significant transaction costs in connection with the Mergers.

We have incurred and will continue to incur significant costs in connection with the Mergers including legal, accounting, financial consulting, and related fees. We may incur additional costs to retain key employees. We may also incur fees and costs related to formulating integration plans. We may be unable to realize efficiencies with the Mergers that would allow us, over time, to offset the costs incurred in connection with the Mergers.

Crexendo and NetSapiens may have difficulty attracting, motivating and retaining executives and other key employees in light of the Mergers.

While the Merger Agreement provides for covenants attempting to acknowledge NetSapiens employees’ pre-closing services to NetSapiens for benefits eligibility purposes and to provide no less than the level of compensation accorded to the NetSapiens employees should they continue with employment with the post-closing business, uncertainty about the effect of the Mergers on Crexendo and NetSapiens’ employees remains and may have an adverse effect on Crexendo and NetSapiens and consequently the combined business. This uncertainty may impair Crexendo and NetSapiens’ ability to attract, retain and motivate key personnel until the Mergers are completed, or longer for the combined entity. Employee retention may be particularly challenging during the pendency of the Mergers, as employees of Crexendo and NetSapiens may experience uncertainty about their future roles with the combined business. Additionally, NetSapiens officers and employees may own shares of NetSapiens’ common stock and/or have stock option grants and, if the Mergers are completed, may therefore be entitled to the merger consideration, the payment of which could provide sufficient financial incentive for certain officers and employees to no longer pursue employment with the combined business. If key employees of Crexendo or NetSapiens depart because of issues relating to the uncertainty and difficulty of integration, financial incentives or a desire not to become employees of the combined business, we may have to incur significant costs in identifying, hiring and retaining replacements for departing employees, which could reduce our ability to realize the anticipated benefits of the Mergers.

The completion of the Mergers is subject to the receipt of consents and approvals from third parties that may jeopardize or delay the date of completion of the Mergers and waiving the condition of receiving such consents may jeopardize the economic benefits we anticipate from the Mergers.

Completion of the Mergers is conditioned upon the receipt of certain third party consents and approvals including consents from certain NetSapiens customers relating to certain customer contracts and from a handful of employees relating to certain intellectual property rights. Although Crexendo and NetSapiens expect to receive such consents without much difficulty and in a timely manner, not being able to do so could have the effect of jeopardizing or delaying completion of the Mergers. If we waive this condition, the anticipated benefits of the Mergers may be reduced and our business and results of operations may be adversely affected after the completion of the Mergers.

Crexendo’s and NetSapiens’ business relationships, including customer relationships, may be subject to disruption due to uncertainty associated with the Mergers.

Parties with which Crexendo and NetSapiens do business may experience uncertainty associated with the Transactions, including with respect to current or future business relationships with Crexendo, NetSapiens or the combined business. Crexendo’s and NetSapiens’ business relationships may be subject to disruption as customers and others may attempt to negotiate changes in existing business relationships or consider entering into business relationships with parties other than Crexendo, NetSapiens or the combined business. These disruptions could have an adverse effect on the businesses, financial condition, results of operations or prospects of the combined business. The adverse effect of such disruptions could be exacerbated by a delay in the completion of the Mergers or termination of the Merger Agreement.

The valuation analysis from our financial advisor is subject to assumptions and limitations and will not reflect changes in circumstances subsequent to the date of the analysis.

Colliers, our financial advisor in connection with the proposed Transactions, has delivered to our Board its valuation analysis regarding NetSapiens dated as of March 4, 2021. The analysis does not represent a fairness opinion on the Transactions and is subject to assumptions and limitations including, among other things, that no guideline public companies or transactions reviewed by Colliers are identical to or directly comparable to NetSapiens and that Colliers relied on the management forecasts for its analysis. The analysis was conducted as of March 4, 2021, and does not reflect changes that may occur or may have occurred after the date of the analysis, including changes to the operations and prospects of Crexendo or NetSapiens, changes in general market and economic conditions or regulatory or other factors. Any such changes, or changes in other factors on which the analysis is based, may materially alter or affect the valuation of NetSapiens.

Our public stockholders will experience dilution as a consequence of, among other transactions, the issuance of Merger Shares as consideration for the Mergers following the closing. Having a minority share position may reduce the influence that our current stockholders have on the management of the post-closing business.

Pursuant to the Merger Agreement, we will issue an aggregate of 6,462,036 shares of Common Stock (including those Common Stock underlying the Exchange Options to be registered on a Form S-8 prior to the closing), to the equityholders of NetSapiens following the closing of the Mergers. The potential issuance of Common Stock to the equityholders of NetSapiens pursuant to the Merger Agreement may dilute the equity interests of our existing stockholders and may adversely affect prevailing market prices for our Common Stock. Such dilution could, among other things, limit the ability of our existing stockholders to influence the Company’s management through the election of directors following the closing of the Transactions.

The market price of our Common Stock after the Mergers may be affected by factors different from those affecting our Common Stock currently. The market price of our Common Stock may decline as a result of the Mergers.

The businesses of Crexendo and NetSapiens differ and, accordingly, our results of operations and the market price of our Common Stock following the Mergers and the combination of the two businesses may be affected by factors different from those currently affecting the independent results of operations and market prices of common stock of each of Crexendo and NetSapiens. The market price of our Common Stock may decline as a result of the Mergers if, among other things, we are unable to achieve growth in earnings or, if the aggregate transaction costs related to the Mergers are greater than expected. The market price also may decline if we do not achieve the perceived benefits of the Mergers as rapidly or to the extent anticipated by the investment community or if the effect of the Mergers on our financial results is not consistent with the expectations of the investment community.

HISTORICAL AND PRO FORMA PER SHARE DATA

The following tables set forth certain historical per share financial information for our Common Stock and shares of NetSapiens common stock and unaudited pro forma condensed combined per share information after giving effect to the Mergers.

The following information should be read in conjunction with (i) our audited consolidated financial statements that are included in the Annual Report filed with the SEC and enclosed to this Proxy Statement, (ii) the audited financial statements of NetSapiens that are included in this Proxy Statement at Annex D and (iii) the financial information contained in the “Unaudited Pro Forma Condensed Consolidated Financial Statements” section of this Proxy Statement. The unaudited pro forma information below is presented for informational purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the Mergers had been completed as of the periods presented, nor is it necessarily indicative of the future operating results or financial position of the combined company. In addition, the unaudited pro forma information does not purport to indicate balance sheet data or results of operations data as of any future date or for any future period.

Crexendo Historical Per Share Data

	As of and for the year ended December 31, 2020	As of and for the year ended December 31, 2019
Earnings per share:
Basic	$0.50	$0.08
Diluted	$0.46	$0.07
Book value per share of common stock (1)	$1.43	$0.29
Dividends declared per share of common stock	-	-

(1)
Calculated by dividing stockholders’ equity of $25,764,000 and $4,387,000 as of December 31, 2020 and 2019, respectively, by 17,983,177 and 14,884,755 outstanding shares of Crexendo common stock as of December 31, 2020 and 2019, respectively.

NetSapiens Historical Per Share Data

	As of and for the year ended December 31, 2020	As of and for the year ended December 31, 2019
Earnings per share:
Basic	$(0.28)	$(0.39)
Diluted (3)	$(0.28)	$(0.39)
Book value per share of common stock (2)	$0.41	$0.67
Dividends declared per share of common stock	-	-

(2)
Calculated by dividing stockholders’ equity of $2,501,000 and $4,106,000 as of December 31, 2020 and 2019, respectively, by 6,157,856 and 6,156,856 outstanding shares of NetSapiens common stock as of December 31, 2020 and 2019, respectively.
(3)
Diluted net loss per common share is computed giving effect to all dilutive common stock equivalents, consisting of common stock options and warrants. Diluted net loss per common share for the year ended December 31, 2020 and 2019 is the same as basic net loss per common share as the common share equivalents were anti-dilutive due to the net loss.

Combined Crexendo and NetSapiens
Pro forma combined per share data

	As of and for the year ended December 31, 2020	As of and for the year ended December 31, 2019
Earnings per share:
Basic	$0.38	$(0.16)
Diluted	$0.30	$(0.16)
Book value per share of common stock (4)	$3.11	N/A
Dividends declared per share of common stock	$-	$-

(4)
Calculated by dividing pro forma stockholders’ equity of $65,557,000 by 21,097,867 outstanding shares of common stock. Unaudited pro forma combined book value per share of common stock as of December 31, 2019 is not applicable as the estimation of pro forma adjustments have been calculated as of December 31, 2020.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma combined consolidated condensed financial statements have been prepared to give effect to the proposed acquisition by Crexendo of NetSapiens using the purchase method of accounting with the assumptions and adjustments described in the accompanying notes to the unaudited pro forma combined consolidated condensed financial statements. These pro forma statements were prepared as if the Mergers described above had been completed as of January 1, 2019 for statements of operations purposes and as of December 31, 2020 for balance sheet purposes. The combined company will operate under the Crexendo name.

The unaudited pro forma combined consolidated condensed financial statements are presented for illustrative purposes only and are not necessarily indicative of the financial position or results of operations that would have actually been reported had the proposed acquisition described above occurred on January 1, 2019 for statements of operation purposes and as of December 31, 2020for balance sheet purposes, nor is it necessarily indicative of the future financial position or results of operations. The unaudited pro forma combined consolidated condensed financial statements include adjustments, which are based upon preliminary estimates, to reflect the allocation of the purchase price to the acquired assets and assumed liabilities of NetSapiens. The final allocation of the purchase price will be determined after the completion of the Mergers and will be based upon actual net tangible and intangible assets acquired as well as liabilities assumed. The preliminary purchase price allocation for NetSapiens is subject to revision as more detailed analysis is completed and additional information on the fair values of NetSapiens’ assets and liabilities becomes available. Any change in the fair value of the net assets of NetSapiens will change the amount of the purchase price allocable to goodwill. Additionally, changes in NetSapiens’ working capital, including the results of operations from December 31, 2020 through the date the transaction is completed, will change the amount of goodwill recorded. Final purchase accounting adjustments may differ materially from the pro forma adjustments presented here.

These unaudited pro forma combined consolidated condensed financial statements are based upon the respective historical consolidated financial statements of Crexendo and NetSapiens and should be read in conjunction with the historical consolidated financial statements of Crexendo and NetSapiens and the related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of Crexendo in its Annual Report and of NetSapiens included and/or incorporated by reference in this Proxy Statement.

Unaudited Pro Forma Combined Consolidated Condensed Balance Sheet as of December 31, 2020 (in thousands)

	Historical		Pro Forma
	Crexendo	NetSapiens	Adjustments (i)		Combined
Assets		(note 2)	(note 7)
Current assets:
Cash and cash equivalents	$17,579	$1,752	$(11,752)	(a)(b)(c')(d)(i)	$7,579
Restricted cash	100	-	-		100
Trade receivables, net	538	1,868	-		2,406
Contract assets	159	-	-		159
Inventories	504	-	-		504
Equipment financing receivables	286	-	-		286
Contract costs	421	-	-		421
Prepaid expenses	190	61	-		251
Income tax receivable	4	-	-		4
Total current assets	19,781	3,681	(11,752)		11,710

Long-term trade receivables, net	-	777	-		777
Long-term equipment financing receivables, net	906	-	-		906
Capitalized software development costs, net	-	3,581	-		3,581
Property and equipment, net	2,734	202	-		2,936
Deferred income tax assets, net	6,054	2,830	-		8,884
Operating lease right-of-use assets	1	677	-		678
Intangible assets, net	252	-	21,520	(f)	21,772
Goodwill	272	-	24,654	(e')	24,926
Contract costs, net of current portion	549	-	-		549
Other long-term assets	156	46	-		202
Total Assets	$30,705	$11,794	$34,422		$76,921

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$56	$455	$-		$511
Accrued expenses	1,628	2,585	444	(b)(g)	4,657
Finance leases	29	-	-		29
Notes payable	71	1,400	(1,400)	(c')	71
Operating lease liabilities	1	352	-		353
Derivative liability	-	102	(102)	(c')	-
Contract liabilities	778	1,924			2,702
Total current liabilities	2,563	6,818	(1,058)		8,323

Contract liabilities, net of current portion	450	283	-		733
Finance leases, net of current portion	55	-	-		55
Notes payable, net of current portion	1,873	1,132	(1,132)	(c')	1,873
Operating lease liabilities, net of current portion	-	380	-		380
Warrant liability	-	680	(680)	(d)	-
Total liabilities	4,941	9,293	(2,870)		11,364

Stockholders' equity:
Total stockholders' equity	25,764	2,501	37,292	(h)	65,557

Total Liabilities and Stockholders' Equity	$30,705	$11,794	$34,422		$76,921

The accompanying notes are an integral part of these unaudited pro forma combined consolidated financial statements.

Unaudited Pro Forma Combined Consolidated Condensed Statement of Operations for the Year Ended December 31, 2020 (in thousands, except per share data)

	Historical		Pro Forma
	Crexendo	NetSapiens	Adjustments (i)		Combined
		(note 3)	(note 7)
Service revenue	$14,544	$11,450	$-		$25,994
Product revenue	1,843	-	-		1,843
Total revenue	16,387	11,450	-		27,837

Operating expenses:
Cost of service revenue	3,837	3,787	-		7,624
Cost of product revenue	1,110	-	-		1,110
Selling and marketing	4,153	2,953	-		7,106
General and administrative	5,107	5,436	220	(j)(m)	10,763
Research and development	1,189	349	-		1,538
Total operating expenses	15,396	12,525	220		28,141

Income/(loss) from operations	991	(1,075)	(220)		(304)

Other income/(expense):
Interest income	3	77	-		80
Interest expense	(76)	(554)	554	(k)	(76)
Extinguishment of PPP debt	1,007	-	-		1,007
Change in fair value of warrant liability	-	(503)	503	(l)	-
Change in fair value of derivative liability	-	(91)	91	(l)	-
Other income/(expense), net	(26)	113	-		87
Total other income/(expense), net	908	(958)	1,148		1,098

Income/(loss) before income tax	1,899	(2,033)	928		794

Income tax benefit	6,041	308	-		6,349

Net income/(loss)	$7,940	$(1,725)	$928		$7,143

Earnings per common share:
Basic	$0.50				$0.38
Diluted	$0.46				$0.30

Weighted-average common shares outstanding:
Basic	15,767,874		3,114,690	(n)	18,882,564
Diluted	17,420,476		6,631,971	(n)	24,052,447

The accompanying notes are an integral part of these unaudited pro forma combined consolidated financial statements.

Unaudited Pro Forma Combined Consolidated Condensed Statement of Operations for the Year Ended December 31, 2019 (in thousands, except per share data)

	Historical		Pro Forma
	Crexendo	NetSapiens	Adjustments (i)		Combined
		(note 3)	(note 7)
Service revenue	$12,745	$8,814	$-		$21,559
Product revenue	1,691	-	-		1,691
Total revenue	14,436	8,814	-		23,250

Operating expenses:
Cost of service revenue	3,456	3,329	-		6,785
Cost of product revenue	895	-	-		895
Selling and marketing	3,862	2,103	-		5,965
General and administrative	4,235	6,257	1,773	(j)	12,265
Research and development	853	326	-		1,179
Total operating expenses	13,301	12,015	1,773		27,089

Income/(loss) from operations	1,135	(3,201)	(1,773)		(3,839)

Other income/(expense):
Interest income	6	87	-		93
Interest expense	(12)	(434)	434	(k)	(12)
Change in fair value of warrant liability	-	140	(140)	(l)	-
Other income/(expense), net	16	167	-		183
Total other income/(expense), net	10	(40)	294		264

Income/(loss) before income tax	1,145	(3,241)	(1,479)		(3,575)

Income tax benefit/(provision)	(6)	839	-		833

Net income/(loss)	$1,139	$(2,402)	$(1,479)		$(2,742)

Earnings per common share:
Basic	$0.08				$(0.16)
Diluted	$0.07				$(0.16)

Weighted-average common shares outstanding:
Basic	14,570,286		3,114,690	(n)	17,684,976
Diluted	15,559,863		-	(o)	17,684,976

The accompanying notes are an integral part of these unaudited pro forma combined consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED

CONDENSED FINANCIAL STATEMENTS

The unaudited pro forma combined consolidated condensed financial statements included herein have been prepared pursuant to the rules and regulations of the SEC.

1. Basis of Pro Forma Presentation

On March 5, 2021, Crexendo announced that it had entered into a Merger Agreement with NetSapiens subject to the terms of the Merger Agreement, the total base consideration for the Mergers, including repayment of debt and expenses, is approximately $50 million, consisting of (1) $10 million in cash, and (2) approximately $40 million in the form of shares of the Company’s common stock or Company options valued at $6.19 per share for the purpose of determining the aggregate number of shares payable to NetSapiens’ equityholders. The merger consideration is subject to customary upward or downward adjustments for NetSapiens’ net working capital and closing cash. At the closing, a portion of NetSapiens’ outstanding in-the-money options (the “Exchange Options”) will be cancelled and exchanged for the Company’s options to be issued under the Company’s equity incentive plan, at an exchange ratio determined pursuant to the Merger Agreement (the “Assumed Options”). In addition, holders of outstanding common stock, in-the-money stock options and in-the-money warrants of NetSapiens will receive a portion of the merger consideration as described above on a pro rata basis and/or in accordance with the Merger Agreement and any option or warrant cancellation agreements entered into by such equityholders. When taking into account the anticipated adjustments for net working capital and closing cash, the Company expects to issue approximately 3,114,690 shares of the Common Stock valued at $6.19 per share for Common Stock consideration of approximately $19.3 million and approximately 4,438,321 options with an aggregate value of $21.8 million, net of the aggregate exercise price of $5.6 million, at the closing . The surviving company of the Mergers will operate under the name NetSapiens as a Crexendo subsidiary. The Transactions will be accounted for using the purchase method of accounting. Crexendo anticipates closing the Transactions in the second quarter of 2021; however, the closing and its timing are subject to the approval of Crexendo’s stockholders and NetSapiens’ stockholders as well as the satisfaction or waiver of other closing conditions.

The unaudited pro forma combined consolidated condensed balance sheet as of December 31, 2020 was prepared by combining the historical audited consolidated balance sheet data as of December 31, 2020 for Crexendo and NetSapiens as if the Transactions had been consummated on that date. Certain unaudited balance sheet reclassifications have been reflected to conform NetSapiens’ balance sheet to Crexendo’s balance sheet presentation. Refer to Note 2 for a discussion of these reclassification adjustments.

The unaudited pro forma combined consolidated condensed statement of operations for the years ended December 31, 2020 and 2019 combines the audited consolidated statements of operations of Crexendo and NetSapiens as if the Transactions had been consummated on January 1, 2019. Certain unaudited statement of operations reclassifications have been reflected in order to conform to Crexendo’s statement of operations presentation. Refer to Note 3 for a discussion of these reclassification adjustments.

2. NetSapiens Balance Sheet

NetSapiens classified certain amounts differently than Crexendo in its consolidated balance sheet. The following schedule summarizes the necessary adjustments to conform the NetSapiens consolidated balance sheet as of December 31, 2020 to Crexendo’s basis of presentation (in thousands):

	As Reported		As Revised
	NetSapiens	Adjustments (i)	NetSapiens
Assets		(unaudited)
Current assets:
Cash and cash equivalents	$1,752	$-	$1,752
Trade receivables, net	1,868	-	1,868
Prepaid expenses	61	-	61
Total current assets	3,681	-	3,681

Long-term trade receivables, net	777	-	777
Capitalized software development costs, net	3,581	-	3,581
Property and equipment, net	202	-	202
Deferred income tax assets, net	2,830	-	2,830
Operating lease right-of-use assets	-	677	677
Other long-term assets	46	-	46
Total Assets	$11,117	$677	$11,794

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$455	$-	$455
Accrued expenses	2,585	-	2,585
Short-term portion of long-term debt	1,400	(1,400)	-
Notes payable	-	1,400	1,400
Operating lease liabilities	-	352	352
Derivative liability	102	-	102
Deferred revenue	1,924	(1,924)	-
Contract liabilities	-	1,924	1,924
Total current liabilities	6,466	352	6,818

Deferred revenue, long-term	283	(283)	-
Contract liabilities, net of current portion	-	283	283
Long-term debt, net	1,132	(1,132)	-
Notes payable, net of current portion	-	1,132	1,132
Operating lease liabilities, net of current portion	-	380	380
Warrant liability	680	-	680
Deferred rent	55	(55)	-
Total liabilities	8,616	677	9,293

Stockholders' equity:
Total stockholders' equity	2,501	-	2,501

Total Liabilities and Stockholders' Equity	$11,117	$677	$11,794

The adjustments presented above to NetSapiens’ balance sheet are as follows:

(i)
Reflects a reclassification of debt and deferred revenue to be consistent with Crexendo classifications. Also reflects the adoption of Accounting Standards Codification (“ASC”) 842, Leases to account for an operating lease of the office facilities. As a result of the adoption of ASC 842, NetSapiens recognized an operating lease right-of-use asset and operating lease liabilities. Additionally, deferred rent was reclassed as a reduction of the right-of-use asset.

3. NetSapiens Statement of Operations

NetSapiens classified certain amounts differently than Crexendo in its consolidated statement of operations. The following schedule summarizes the necessary adjustments to conform the NetSapiens consolidated statement of operations for the years ended December 31, 2020 and 2019 to Crexendo’s basis of presentation (in thousands):

Condensed Statement of Operations for the Year Ended December 31, 2020 (in thousands)

	As Reported		As Revised
	NetSapiens	Adjustments (i)	NetSapiens
		(unaudited)
Revenue	$11,450	$(11,450)	$-
Service revenue	-	11,450	11,450
Total revenue	11,450	-	11,450

Operating expenses:
Cost of revenue	3,723	(3,723)	-
Cost of service revenue	-	3,787	3,787
Selling, general and administrative expenses	8,453	(8,453)	-
Selling and marketing	-	2,953	2,953
General and administrative	-	5,436	5,436
Research and development	349	-	349
Total operating expenses	12,525	-	12,525

Loss from operations	(1,075)	-	(1,075)

Other income/(expense):
Interest income	77	-	77
Interest expense	(554)	-	(554)
Change in fair value of warrant liability	(503)	-	(503)
Change in fair value of derivative liability	(91)	-	(91)
Other income	113	-	113
Total other expense	(958)	-	(958)

Loss before income tax	(2,033)	-	(2,033)

Income tax benefit	308	-	308

Net loss	$(1,725)	$-	$(1,725)

Condensed Statement of Operations for the Year Ended December 31, 2019 (in thousands)

	As Reported		As Revised
	NetSapiens	Adjustments (i)	NetSapiens
		(unaudited)
Revenue	$8,814	$(8,814)	$-
Service revenue	-	8,814	8,814
Total revenue	8,814	-	8,814

Operating expenses:
Cost of revenue	3,214	(3,214)	-
Cost of service revenue	-	3,329	3,329
Selling, general and administrative expenses	8,475	(8,475)	-
Selling and marketing	-	2,103	2,103
General and administrative	-	6,257	6,257
Research and development	326	-	326
Total operating expenses	12,015	-	12,015

Loss from operations	(3,201)	-	(3,201)

Other income/(expense):
Interest income	87	-	87
Interest expense	(434)	-	(434)
Change in fair value of warrant liability	140	-	140
Other income	167	-	167
Total other expense	(40)	-	(40)

Loss before income tax	(3,241)	-	(3,241)

Income tax benefit	839	-	839

Net loss	$(2,402)	$-	$(2,402)

The adjustments presented above to NetSapiens’ statement of operations are as follows:

(i)
Reflects a reclassification of revenue and cost of revenue to be consistent with Crexendo classifications. Reflects a reclassification of selling, general and administrative expenses into separate financial statement line items for selling and marketing and general and administrative expenses to be consistent with Crexendo classifications. Reflects a reclassification of certain general and administrative costs to cost of service revenue and selling and marketing to be consistent with Crexendo classifications.

4. Purchase Price — NetSapiens

The following represents the preliminary allocation of the purchase price over the historical net book values of the acquired assets and assumed liabilities of NetSapiens as of December 31, 2020, and is for illustrative purposes only. Actual fair values will be based on financial information as of the transaction closing date.

The unaudited pro forma combined consolidated condensed financial statements reflect an estimated purchase price, including anticipated adjustments for net working capital and closing cash, of approximately $50.5 million, consisting of (a) a cash payment totaling $10.0 million, representing approximately 20% of the total estimated purchase price as of December 31, 2020, and (b) approximately $40.5 million in the form of 3,114,690 shares of the Company’s common stock valued at $6.19 and conversion of NetSapiens stock options into approximately 4,438,321 Crexendo stock options with an aggregate value of $21.8 million, net of $5.6 million aggregate exercise price, representing approximately 80% of the estimated purchase price. Under the purchase method of accounting, the total estimated purchase price is allocated to NetSapiens’ net tangible and intangible assets based upon their estimated fair value as of the date of closing of the Mergers. The final purchase price will be determined upon completion of the Mergers.

The preliminary purchase price allocation, as set forth in the table below, reflects various preliminary fair value estimates and analyses prepared by the Company. The final purchase price allocation will be based on financial information as of the transaction closing date. At such time, the Company will engage a third-party valuation specialists, and the valuation will be based upon the opening balance sheet actual net tangible and intangible assets acquired as well as liabilities assumed (in thousands):

Total purchase price	$50,500
Accounts receivable	1,868
Prepaid Expenses	61
Capitalized software development costs	3,581
Property and equipment, net	202
Long-term accounts receivable	777
Right -to-use assets	677
Deferred tax assets	2,830
Other long-term assets	47
Intangible assets- existing technology	5,047
Intangible assets- customer relationships	16,473
Total identifiable assets	31,563

Accounts payable	(455)
Accrued expenses	(2,323)
Contract liabilities	(2,207)
Operating lease liability	(732)
Total liabilities assumed	(5,717)
Total pro forma goodwill	$24,654

A preliminary estimate of $5.0 million has been allocated to existing technology, an intangible asset with an estimated useful life of approximately 6 years. A preliminary estimate of $16.5 million has been allocated to customer relationships with an estimated life of approximately 9 years. The estimated fair values of existing technology and customer relationships was established based upon the income approach. The income approach relies on an estimation of the present value of the future monetary benefits expected to flow to the owner of an asset during its remaining economic life. This approach requires a projection of the cash flow that the assetis expected to generate in the future. The projected cash flow is discounted to its present value using a rate of return, or discount rate that accounts for the time value of money and the degree of risk inherent in the asset. The income approach may take the form of a “relief from royalty” methodology, a cost savings methodology, a “with and without” methodology, or excess earnings methodology, depending on the specific asset under consideration.

The existing technology and customer relationships were valued using the multi-period excess earnings method. Inherent in the multi-period excess earnings method is the recognition that, in most cases, all of the assets of the business, both tangible and intangible, contribute to the generation of the cash flow of the business and the net cash flows attributable to the subject asset must recognize the support of the other assets which contribute to the realization of the cash flows. This future cash flow was then discounted using an estimatedrequired rate of return for the asset to determine the present value of the future cash flows attributable to the asset. The key assumptions used in valuing the existing technology and customer relationships acquired are as follows: weighted average cost of capital of 17.4%, tax rate of 22.5%, and estimated economic life of 6 and 9 years, respectively.

A preliminary estimate of $24.7 million has been allocated to goodwill. Goodwill represents the excess of the purchase price over the fair value of the net tangible and intangible assets acquired. Goodwill will not be amortized and will be tested for impairment at least annually. The preliminary purchase price allocation for NetSapiens is subject to revision as more detailed analysis is completed and additional information on the fair values of NetSapiens’ assets and liabilities becomes available. Any changes in the fair value of the net assets of NetSapiens will change the amount of the purchase price allocable to goodwill. Additionally, changes in NetSapiens’ working capital, including the results of operations from December 31, 2020 through the transaction closing date, will also change the amount of goodwill recorded. The final purchase accounting allocation may therefore differ materially from the pro forma adjustments presented herein. The final allocation may include (1) changes in fair values of property and equipment (2) changes in allocations to intangible assets such as technology, customer relationships, and deferred revenue as well as goodwill and (3) other changes to assets and liabilities

There were no historical transactions between Crexendo and NetSapiens. Certain reclassifications have been made to conform NetSapiens’ historical amounts to Crexendo’s financial statement presentation.

The pro forma adjustments do not reflect any integration adjustments to be incurred in connection with the acquisition or operating efficiencies and cost savings that may be achieved with respect to the combined entity as these costs are not directly attributable to the Merger Agreement.

5. NetSapiens Debt

As a result of the Mergers, NetSapiens will repay outstanding debt prior to or concurrent with the close date of the Mergers. As of December 31, 2020, the aggregate principal amount of NetSapiens’ outstanding debt was $2.5 million. For the purposes of these unaudited pro forma combined consolidated condensed financial statements, Crexendo will reflect the full repayment of NetSapiens’ outstanding debt.

6. NetSapiens Derivative and Warrant Liability

As a result of the Mergers, NetSapiens’ outstanding derivative liability related to convertible debt and warrant liability is eliminated in the pro forma unaudited combined financial statements.

7. Pro Forma Adjustments

The accompanying unaudited pro forma combined financial statements have been prepared as if the transactions described above were completed on December 31, 2020 for balance sheet purposes and as of January 1, 2019 for statement of operations purposes.

The unaudited pro forma combined consolidated condensed balance sheet gives effect to the following pro forma adjustments (in thousands):

(a)
Represents the following adjustments to cash and cash equivalents:

Cash portion for NetSapiens common stockholders	$(10,000)
NetSapiens cash balance	(1,752)
Repayment of NetSapiens's outstanding debt (c )	2,634
Payment of NetSapiens transaction costs at closing (i)	2,117
Payment of Cares Act accrued payroll taxes and accrued paid time off (b)	263
Repayment of warrant liability	680
$(6,058)

(b)
The payout of NetSapiens’ accrued paid time off and payment of Cares Act accrued payroll taxes $263.

(c’)
The repayment of NetSapiens’ outstanding debt and derivative liability.

(d)
The settlement of NetSapiens’ warrant liability of $680.

(e)
Goodwill of $24,654 created in the Mergers. NetSapiens did not have any goodwill recorded on its historical balance sheet.

(f)
The following adjustments to intangible assets, net:

Value attributed to new intangible asset - existing technology	$5,047
Value attributed to new intangible asset - customer relationships	16,473
$21,520

(g)
The accrual for Crexendo’s NetSapiens transaction costs of $707.

(h)
The following adjustments to stockholders’ equity:

Elimination of NetSapiens’ historical stockholders’ equity	$(2,501)
Fair value of Crexendo common stock issued in connection with the NetSapiens purchase price	40,500
Accrual for Crexendo’s NetSapiens transaction costs	(707)
$37,292

(i)
The settlement of NetSapiens’ transaction costs of $2,117 at closing.

The unaudited pro forma combined consolidated condensed statements of operation give effect to the following pro forma adjustments (in thousands, except per share data):

(j)
Amortization expense in connection with identifiable intangible assets recorded in connection with the Mergers as noted below:

	Year ended December 31, 2020	Year ended December 31, 2019
Existing technology	$995	$1,081
Customer relationships	969	692
	$1,964	$1,773

(k)
Interest expense savings assuming NetSapiens’ outstanding debt was repaid as of January 1, 2019:

	Year ended December 31, 2020	Year ended December 31, 2019
Interest expense	$554	$434

(l)
Elimination of changes in value of warrant liabilities and derivative liabilities assuming debt was repaid as of January 1, 2019:

	Year ended December 31, 2020	Year ended December 31, 2019
Change in fair value of warrant liability	$(503)	$(140)
Change in fair value of derivative liability	(91)	-
	$(594)	$(140)

(m)
The reduction in sales tax expense assuming NetSapiens started charging and remitting sales taxes in all jurisdiction in which NetSapiens operates as of January 1, 2019. During the year ended December 31, 2020, NetSapiens recorded an estimated sales tax reserve of $1,744 for estimated tax liabilities through December 31, 2020. As this was a one-time charge for back taxes and NetSapiens is currently collecting and remitting sales tax, this expense will not have a recurring impact on the combined entity.

(n)
The shares of Crexendo common stock issued in connection with the Mergers as if they were outstanding as of January 1, 2019. Fully diluted outstanding shares include options exchanged for NetSapiens options as if they were outstanding as of January 1, 2019.

(o)
Combined pro forma diluted net loss per common share for the year ended December 31, 2019 is the same as basic net loss per common share as the common share equivalents were anti-dilutive due to the net loss.

ABOUT NETSAPIENS, INC.

NetSapiens’ Business

Overview

NetSapiens, Inc. provides a comprehensive suite of unified communications (UC), video conferencing, Collaboration & contact center solutions to over 190 service providers, servicing over 1.7M users around the globe. NetSapiens’ platform enables its service provider partners to custom-package with unprecedented levels of flexibility, profitability, and ease of use.

NetSapiens’ premier software solution is SNAPsolution®, a comprehensive, IP-based platform that provides a broad suite of UC services including hosted Private Branch Exchange (PBX), auto-attendant, call center, conferencing, and mobility. The platform includes a broad range of feature-sets, custom-built to provide unprecedented levels of flexibility, making the solution competitive with the market’s leading players.

SNAPsolution includes a full suite of Voice over Internet Protocol (VoIP)/UC features with one low cost universal license, as opposed to pricing each feature individually. Unlike competitors, including Broadsoft and Metaswitch, NetSapiens licenses its platform based on concurrent sessions, not per seat/per feature. This allows service providers to oversubscribe their networks, driving down the cost per seat as volume increases. The service provider is free to sell as many seats as they like to test new markets, new sales strategies, or new applications without being charged upfront for each seat. As the service provider increases their customer base, they only have to ensure they have sufficient concurrent call licenses to support users across the network.

Commercially launched in 2006, NetSapiens has grown its customer base to over 190 customers (service providers, carriers, ISPs/MSPs, and enterprises), and NetSapiens’ suite of UC applications enable approximately 1.7 million end users.

Key Differentiators / Competitive Strengths

NetSapiens differentiates its solution offerings from competitors as follows:

Unique Disruptive Pricing Model

The Unified Communications as a Service (UCaaS) industry pricing model is typically based on a per-seat basis, which is far from ideal from an end user perspective. A majority of the global working population are a deskless workforce. Even the portion of the global workforce that do work from a desk are often not at their desk. End users are asking the question why they need to pay for a seat they rarely use while service providers are stuck paying their vendors on a per-seat basis, locked in a cost-plus model and an endless cycle. The industry is ripe for commercial model disruption on a global scale.

The NetSapiens business model is unique to the industry and has the potential to be a disrupting force in a multi-billion-dollar market. A longstanding practice in the telecom industry which has been used by service providers for decades is the concept of “oversubscription” which occurs when only a small percentage of subscribers are on a call at any one time. NetSapiens leverages this practice in its pricing model, and only charges on the maximum number of “concurrent” calls (sessions). While the solution is non-blocking, it enables service providers the flexibility in their commercial offerings to help them grow faster than the industry’s seat-based providers.

Oversubscription rates vary by verticals served, but NetSapiens’ service providers average 25:1, meaning for every 25 seats, only one of them (4%) is on a call at any one time.

NetSapiens oversubscription rate continues to grow, as such, not only is the NetSapiens pricing model disrupting the industry as is, the longer-term trends in oversubscription, further enhance NetSapiens position which means that NetSapiens’ service providers are able to add more seats without having to pay more for these extra seats. Disconnecting vendors costs from their pricing model is a powerful tool for service providers around the globe. We believe NetSapiens is at the heart of this disruption.

Open Platform APIs

NetSapiens enables service providers with the ability for them to differentiate and add extensive value creation by enabling support for an emerging global community of third party application developers and integrations. With over 240 powerful Open Platform APIs, service providers can bring their ideas to life and bring so much more value to the end users, while delivering increased revenues and profits to the provider. Platform vendors rarely offer such ability to differentiate off the same platform from one provider to the next.

With most service provider revenue coming from sources other than infrastructure, having access to an Infrastructure-as-a-Service offering (SNAPaccel) and best in class Open-Platform-APIs from NetSapiens enables service providers to focus on the value drivers in their offering.

Flexible Consumption Models

Service providers require flexibility not just in their commercial models but across many dimensions. They prefer to consume vendor solutions that enable them with the ability to package, launch and scale their way and at their pace. NetSapiens enables service providers to consume the solution on a purchase model or subscription, in their cloud or NetSapiens cloud.

Secure Carrier Grade Platform

Reliability is one of the highest ranking features in importance when it comes to offering cloud-based communications. High availability is not a feature – it is a foundation on which all critical communications are built. Reliability means the ability to communicate with anyone, anywhere at any time, and be resilient in times of a global pandemic.

NetSapiens offers business continuity through geo-redundancy. As the name implies, it refers to NetSapiens’ practice of distributing mission-critical infrastructure like servers across multiple data centers in different geographic locations. For example, if one piece of equipment or an entire data center fails, workloads can seamlessly fail over to different equipment and other locations, without service interruption. NetSapiens’ architecture supports multiple, geographically dispersed nodes resulting in seamless fail-over capabilities, which eliminates a need to plan for downtime in case of system maintenance. This also offers superior disaster recovery/business continuity capabilities. Simply put, it is an investment in a service providers’ future.

Three Solutions Under A Single Pane of Glass

A “single pane of glass” is a term for unifying data or interfaces across several different sources and presenting them in a single view. In the rarified air where NetSapiens plays, it offers Unified Communications, video conferencing & collaboration as well as a native contact center all under one solution offering and under a single pane of glass.

Over time, most organizations accumulate several different bolt-on solutions serving various needs, but this invariably causes support headaches trying to correlate all the data for troubleshooting reasons, for example. Using NetSapiens solutions single pane of glass viewpoint helps unify your view across what would have been disparate systems and present it in such a way that service providers’ employees can easily make informed decisions and seamlessly take action on it.

NetSapiens’ Vision & Mission

NetSapiens aims to level the playing field for VoIP and UC applications. NetSapiens’ Vision and Mission is as follows:

“We envision an industry in which competitive service providers of all sizes are able to join together as a collective force, driving positive change for their individual organizations and their end users. It is our mission to empower these service providers with our advanced communication technologies in order to create positive change in the industry as a whole.”

NetSapiens’ Purposeful Drivers

Delivering a Better Choice in Unified Communications

Individuals today, be it for personal or professional use, have access to a variety of disparate communications tools and services. The common “vanilla” solutions are typically provided by the largest more traditional service providers. Cable companies like Comcast, Tier 1 telephone carriers like AT&T, and more contemporary cloud providers like Google and Skype fall into that category. NetSapiens’ clients compete with these types of solutions by providing extensive value creation through Open Platform-APIs supporting the emerging global community of third party application developers and the flexibility to disrupt on the business model while delivering best in class end-user and support experience.

This end-user market continues to become more sophisticated in nature and more demanding in practice. The biggest providers are more pressured by top line revenue and profit maximization which forces them to take a more short-term view to capturing market share. They ultimately have to compromise what they offer and whom they offer it to. We often hear end-users share their frustrations about being held captive by their communications provider because they don't feel that they have an alternative. The reality of minimal choice is that it can lead to almost monopolistic business practices that can and many times does lead to an imbalance in value attained between the end-user and the service provider. NetSapiens’ current clients and future clients do and will continue to provide better alternatives for the evolving end-user. By enabling and catalyzing sufficient creation, competition and diversity of alternative service providers, NetSapiens aims to level the playing field for service providers.

Creating A Fulfilling Workplace Environment

NetSapiens continues to promote a working environment that encourages its team to grow personally and professionally. Even though NetSapiens has remained a relatively small organization without the resources afforded to many larger organizations, it continues to provide very competitive benefits packages. These include but are not limited to full health benefits for employees and family members) and technology refresh and tuition reimbursement plans. NetSapiens’ culture is one that encourages collaboration, open communications, transparency, and constant learning, while maintaining a work hard play hard approach. All employees also participate in an equity incentive plan and, therefore, can all be viewed as investors as well.

Maintaining a Sustainable and Socially Responsible Business Model

NetSapiens believes that, ultimately, businesses must be self-sustaining and promote the appropriate value balance in the marketplace such that all constituents in the supply and consumptions chains to be fairly valued. NetSapiens also believes it is its responsibility to exemplify appropriate business ethics and social awareness. NetSapiens has modeled the business on both one-time and recurring revenue streams in such a way so that the economic fundamentals are sound and it can continue to execute on its underlying mission. From the launch of the SNAPsolution platform, the concurrent call pricing model has been disruptive to the status quo. It is somewhat contrarian to what other vendors have chosen to use because it gives more power to clients by allowing them to disrupt the industry with flexible business models, empowering service providers with the tools they need to succeed in the marketplace.

Promoting a Growing Global Community of Ecosystem Partners

Even though the NetSapiens SNAPsolution Platform is at the core of its clients’ offering, it does not always deliver these services alone. NetSapiens’ clients rely upon the involvement of a multitude of technologies and services provided by a wide range of other vendors from third party technologies to specialized services. This complete ecosystem of vendors is fundamentally necessary for NetSapiens’ clients to meet their goals. NetSapiens works very closely with this wide range of vendors to make sure the complete solution continues to meet the needs of the market. It also works in an agnostic manner, to once again promote healthy competition and hence improved products and services from the ecosystem. NetSapiens also expects the ecosystem to equally challenge it in making sure we it is not missing any key needs that are apparent to partner vendors, that may not be apparent to NetSapiens. In certain cases where NetSapiens sees the value added from the partner as core, then NetSapiens will typically work with the ecosystem partner to add this as a part of the NetSapiens core solution or added-service.

Supporting Industry Initiatives through Thought Leadership

NetSapiens as an organization understands that it plays a part in the UCaaS industry as a whole and must play its role in supporting certain associations and having certain affiliations and participating in certain events or initiatives that align with a larger purpose. There is strength in numbers, and the community of service providers that NetSapiens focuses on is often affiliated with associations (Cloud Communications Alliance et al.) and or groups that have to be represented in aggregate for both economies of scale and governmental regulatory influence. Only in aggregate can this community of providers and the vendors that serve them influence the industry to evolve in an optimal fashion. These industry initiatives can range from supporting organizations that represent small and medium sized service providers, contributing to thought leadership through live presentations and online seminars, participating in very early standards based prototyping, to promoting the use of Open Source technologies for appropriate applications (e.g. LAMP).

NetSapiens’ Customers and Markets

NetSapiens’ extensive customer base covers a broad range of service providers, including Internet Service Providers (ISPs), Competitive Local Exchange Carriers (CLECs), Wireless ISPs, and Managed Service Providers (MSPs). NetSapiens also serves enterprise customers, particularly in the education, and healthcare vertical markets. NetSapiens’ product offering is highly attractive to both small and large customers alike. NetSapiens’ customers include:

Leading service providers, including IDT Telecom and GTT Communications, trust SNAPsolution to enable their platform and service offerings.

Skyswitch, one of the leading white label platform providers selected SNAPsolution as the basis for its next generation white label solution offering.

InTelecom, replaced the Avaya cloud service with NetSapiens’ SNAPsolution for its flexibility, affordability, and broad selection of features.

SpectrumVoIP, an established voice and broadband provider, replaced Integrix/Enswitch platform with SNAPsolution for its stability, scalability, multi-tenant capabilities and suite of UCaaS applications.

Kaplan University, one of the leading distance learning institutions, selected the SNAPsolution platform to support all of its campuses and locations.

Opportunities

On a Global basis UCaaS falls into two types:

(1) On-Premises

(2) Cloud-based solutions (where NetSapiens serves).

Currently in 2021 only about one-quarter of the Global UCaaS Telephony market is expected to be served by Cloud-based solutions, highlighting plenty of room for growth in the coming years.

While the use of On-Premise solutions is declining, Cloud-based UCaaS services continue to grow at double digit rates per year. This highlights the significant growth opportunity that Cloud-Based UCaaS has to offer, and is not expected to reach 50% penetration until 2025/2026.

NetSapiens also currently serves the Contact Center as-a-Service (CCaaS) market with its built in Contact Center Solution. This is expected to grow at an even faster growth rate than UCaaS . The CPaaS industry is a natural fit for the NetSapiens platform with its extensive Open-Platform-APIs including the Messaging APIs where the bulk of CPaaS revenue is generated. We believe this provides significant growth potential across three adjacent industry segments.

Growth Strategies

International Expansion

NetSapiens recently hired an SVP International Market Development based in the UK with international responsibility. As part of this strategy NetSapiens has turned up two additional data centers as part of our Managed Infrastructure-as-a-Service (M-IaaS) and Platform-as-a-Service (PaaS) offering in London & Amsterdam. This is coupled with its already existing three data centers in North America (Las Vegas, Dallas & Grand Rapids). International expansion is a mix of direct & indirect Sales, especially in APAC, Middle East & Africa.

International expansion is also being facilitated on a Global Multiprotocol Label Switching (MPLS) backbone extending the reach of NetSapiens’ solution offering far beyond its European & US data centers. This expansion is through its partnership with PCCW Global, a leading international communications service provider, offering the latest mobility, voice and data solutions to multinational enterprises, telecommunications partners, cloud and application service providers, with a network footprint reaching over 3,000 cities in 160+ countries across 5 continents.

Investment in Broader & Deeper Open-Platform APIs

As segments become standalone, niche players enter the market with best-in-class solutions with great success. NetSapiens realizes it has limited resources in which to chase the plethora of opportunities in front of it. As such, NetSapiens has chosen to focus on the multiplier effect of a global community of third party application developers and partners who can wrap additional value and niche applications to help NetSapiens’ service provider community to differentiate from their macro competitors but also from within its partner community.

Expansion into Adjacent Markets

Communications-Platform-as-a-Service (CPaaS) platforms provide a centralized management service for outbound communications including SMS, OTT business messaging, RCS and voice services. It is a very close adjacent market to NetSapiens with significant overlap in technology and channel.

With the CPaaS market the fastest growing adjacent segment, and with significant technology & channel overlap, NetSapiens views CPaaS as a strategic growth opportunity and plans to invest further in CPaaS specific Open-Platform-APIs.

Organic Growth across Untapped Service Providers

NetSapiens’ 190+ current service provider community mostly fall under the following categories in North America. The addressable market in number of service providers is 200 times NetSapiens’ current penetration. Expanding NetSapiens’ reach throughout these categories continues to be its organic growth strategy for North America.

Current Solutions Offering

Communications, Collaboration & Contact Center Solutions for Service Providers

NetSapiens delivers a seamless customer experience across all three Unified Communications, Collaboration & Contact Center Solutions. It provides end users the freedom to work from anywhere on any device while service providers can package and brand it their way.

Unlocking the Power of Collaboration & Video First Communications

NetSapiens enables end users to collaborate from anywhere with anyone:
●
Video Conferencing
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Webinars
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Scheduling
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Meeting Recordings
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Join On the Go
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Share Content
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Chat

NetSapiens’ Makes Meetings More Personal with Best-in-Class Video Conferencing

NetSapiens enables service providers to monetize and brand their secure webinar solution:
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Easy setup & registration
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Easily reach 1000 attendees so you can effectively host large-scale events or webinars
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Automated Email Invitations / Confirmations / Reminders
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Brand your webinars, event invitations and registration site
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Record, replay and reuse your Webinar for on-demand viewing with a single click
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Deliver unmatched reliability while keeping your information safe
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Unlock the power of Webinars in Demand Generation for Marketers, Corporate Trainers & Customer Service or town hall meetings

Cloud Recordings
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Cloud recording, replay or download your Online Meetings for on-demand viewing with a single click
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Don’t just record the video, record the important stuff, the collaboration on screen and the chat too

Join on the Go
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Secure face to face meetings wherever you are
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Call-In or Call-Out to remote participants
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Collaborate Anywhere on any device
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Empowering Employees to work remote and stay connected
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Work from Anywhere and Still Show Up

Help Teams Stay Connected with Instant Messaging / Chat
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Reducing Email Clutter
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Taking Conversations anywhere
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Share files in chat for better collaboration
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Connecting teams and streamlining communication
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1:1 and Team chat simultaneously

A Contact Center Delivering on the Promise of Seamless Customer Experience

With most customer interactions still happening over the phone, end users are looking for an enterprise-grade all-in-one Contact Center & Unified Communications solution that provides a digital-first customer experience (CX) platform for both consumers and employees.

NetSapiens enables service providers to deliver seamless hyper-personalized customer experiences to thousands of businesses around the globe with its powerful and modern cloud-native Contact Center solution. End users can become experience experts, turning analytics and insights into results, and increase agent productivity.

NetSapiens’ Contact Center solution comes at no additional cost, it’s already built in.

Modern & Secure All-in-One Cloud Native Contact Center:
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Crystal Clear Voice Quality & Industry Leading Reliability
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Simplified Communications with a Unified Interface
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Flexible Deployment Options
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Endless CRM Integrations
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No Additional Cost
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100% Your Brand

Workforce Engagement

Unlock team potential by tracking and improving agent engagement and productivity to create a better customer and agent experience.

Call Recording

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A Complete Picture of Every Customer Interaction - Easily identify areas of improvement while gaining the insights contact center’s needs.

Employee Performance Management

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Empower managers to deliver personalized training sessions by identifying the skills that agents need, taking employee performance to new heights.

Quality Assurance & Monitoring

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Turning every interaction into an opportunity to elevate CX by evaluating agent interactions and providing agents with actionable feedback they need to deliver an exceptional CX.

Reporting, Analytics & Insights

Harness the leading analytics suite turning every decision into better data-driven business outcomes.
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Turn Insights Into results
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Pre-Built & Customer Performance Dashboards
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Intelligent Insights for Everyone
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Display What Matters
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Gain Insights from Every Interaction
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Dashboards for Real Time Monitoring & Alerts
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Real time / Historical Reporting
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Ensure Quality & Performance

Unified Communications - Simplifying Communications with a Unified Interface

Working together from anywhere on any device is now the norm, NetSapiens enables service providers to offer a solution that goes beyond simple voice bringing messages, meetings and calls all in one place. Designed for small and enterprise teams in a single workspace that deploys and scales in minutes.

NetSapiens provides service providers with a competitive advantage with a modern cloud-based phone system that integrates business apps including Microsoft Teams & CRM’s seamlessly and expands their reach by enabling their customers with a business phone in their pocket by offering a mobile-first solution that brings an In-Office experience through a simple App.

Best of all, they now have the power to disrupt with our innovative pricing model sessions not seats.

Cloud Calling
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Next Generation PBX functionality in your cloud or ours.
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Secure Carrier Grade Platform with Geo-Redundant reliability.
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Natively integrated with messaging, team collaboration, meetings & contact center.
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Offer full suite of Mobility across desk phone, desktop, tablet or smartphone.
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Unified Mobile & Device Experience.
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Full Integration with Microsoft Teams.

Collaboration with Shared Workspaces
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Provide that Immersive in-office experience from anywhere.
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Share quickly and securely from anywhere your screen, apps or files.
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Enable your customers with improved collaboration in a Shared Workspace.
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Equip your customers with a Unified Collaboration experience.
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Remove the complexity of App Switching and gain from instant access to shared content.

Chat & Messaging
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Empower your customers with 1:1 Messaging or Connect teams instantly with Group Chat.
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Share files in a private or public workspace for better collaboration.
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Enable your customers to easily access their conversations from yesterday, last week or whenever.
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Provide active visibility to your customers with Presence Indication.
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Taking Conversations anywhere on any device.

Provide a Mobile-First Offering
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Enable your customers to take the Office with them using our Mobile App on any smart device (Android or iOS).
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Launch Audio and Video Calls with a Single click from Your Chat.
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Place and receive business calls using VoIP Calling.
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Move Calls - between desktop, desk phone or Mobile device.
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Unified Experience on Desktop, Tablet or Mobile.

NetSapiens’ Competition

NetSapiens Competitive Landscape falls into two main categories, (1) other third party UCaaS platform vendors, such as Cisco, Mitel and Microsoft, and (2) third-party platforms hosted on service provider networks, e.g. 3CX, Ribbon, Avaya, NEC, Unify and Vodia. NetSapiens, along with the vendors in these two categories account for almost two thirds of the UCaaS seats in North America in 2020. The remaining seats are served by either open source-based platforms or service providers that host their own proprietary platform, including Ringcentral, 8x8 and Dialpad.

Employees

As of December 31, 2020, NetSapiens had 68 employees, 65 full-time and 3 part-time, including 3 executives, 10 software engineers, 6 quality assurance engineers, 5 engineers in technical operations, 22 employees tasked with client services, 11 employees involved in sales, 7 employees in marketing, 3 employees in accounting and general administration and 1 employee responsible for project management. NetSapiens has a well-educated and long tenured employee base, who have an average of 5 years of experience at NetSapiens. None of NetSapiens employees are currently covered under any collective bargaining agreements.

Facilities

NetSapiens headquarters is located at 1200 Prospect St, Suite 200, La Jolla, CA 92037 in 7,185 sq ft of space that is leased through January 1, 2023.

NetSapiens’ quality assurance group is located at 340 King St East, 2nd Floor, Office #249-252, Toronto, ON M5A 1K8, Canada in 250 sq ft that is leased through January 31, 2021.

Intellectual Property

NetSapiens’ success depends in part upon its ability to protect its intellectual property. To establish and protect NetSapiens’ proprietary rights, it relies on a combination of intellectual property rights, including trademarks, copyrights, trade secret laws, license agreements, confidentiality procedures, employee disclosure and invention assignment agreements, and other contractual rights.

The NetSapiens trademark and certain variations thereof are registered or are the subject of pending trademark applications in the United States, Canada, United Kingdom and the European Union. NetSapiens believes its trademarks have significant value and are important factors in its marketing programs. In addition, NetSapiens owns registrations for domain names, including netsapiens.com and certain other domains, for certain of its primary trademarks.

NetSapiens generally controls access to and use of its proprietary software and other confidential information using internal and external controls, including contractual protections with employees, contractors, customers, and partners. Unauthorized parties may still copy or otherwise obtain and use NetSapiens’ software and technology, despite its efforts to protect its trade secrets and proprietary rights through intellectual property rights, licenses and confidentiality agreements.

Legal Proceedings

From time to time NetSapiens may be involved in litigation relating to claims arising out of its operations in the normal course of business. NetSapiens is not currently a party to any legal proceedings that it believes would have a material adverse effect on its financial position, results of operations, or cash flows and are not aware of any material legal proceedings contemplated by governmental authorities.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF NETSAPIENS

The following discussion and analysis of the financial condition and results of operations of NetSapiens should be read in conjunction with the audited financial statements and related notes included elsewhere in this Proxy Statement. In addition to historical information, the discussion and analysis here and throughout this Proxy Statement contains forward-looking statements that involve risks, uncertainties and assumptions. Actual results may differ materially from those anticipated in the forward-looking statements.

Overview

NetSapiens provides a comprehensive suite of unified communications (UC), video conferencing, Collaboration & contact center solutions to over 190 service providers, servicing over 1.7M users around the globe. Our platform enables our service provider partners to custom-package with unprecedented levels of flexibility, profitability, and ease of use.

NetSapiens’ premier software solution is SNAPsolution®, a comprehensive, IP-based platform that provides a broad suite of UC services including hosted Private Branch Exchange (PBX), auto-attendant, call center, conferencing, and mobility. The platform includes a broad range of feature-sets, custom-built to provide unprecedented levels of flexibility, making the solution competitive with the market’s leading players.

SNAPsolution includes a full suite of Voice over Internet Protocol (VoIP)/UC features with one low cost universal license, as opposed to pricing each feature individually. Unlike competitors, including Broadsoft and Metaswitch, NetSapiens licenses its platform based on concurrent sessions, not per seat/per feature. This allows service providers to oversubscribe their networks, driving down the cost per seat as volume increases. The service provider is free to sell as many seats as they like to test new markets, new sales strategies, or new applications without being charged upfront for each seat. As the service provider increases their customer base, they only have to ensure they have sufficient concurrent call licenses to support users across the network.

Commercially launched in 2006, NetSapiens has grown its customer base to over 190 customers (service providers, carriers, ISPs/MSPs, and enterprises), and NetSapiens’ suite of UC applications enable approximately 1.7 million end users.

Results of Consolidated Operations

The following discussion of financial condition and results of operations should be read in conjunction with NetSapiens’ Consolidated Financial Statements and Notes thereto included in Annex D.

Results of Consolidated Operations (in thousands)
	Year Ended December 31,
	2020	2019
Revenues	$11,450	$8,814
Cost of revenues	3,723	3,214
Gross profit	7,727	5,601

Research and development expenses	349	326
Operating Expenses	8,453	8,475

Operating loss	(1,075)	(3,201)

Other Expenses	(959)	(40)

Net loss before income taxes	(2,033)	(3,241)

Benefit from income taxes	(308)	(839)

Net loss	$(1,725)	$(2,402)

Year Ended December 31, 2020 Compared to Year Ended December 31, 2019

Revenue

In the following tables, revenue is disaggregated by geographies and by major product offerings for the years ended December 31, 2020 and 2019 (in thousands):

	Year Ended December 31,
	2020	2019
Geography:
Domestic	$10,794	$8,129
International	656	685
Total revenue	$11,450	$8,814

	Year Ended December 31,
	2020	2019
Major Offerings:
Licenses	$4,543	$3,438
Subscription and maintenance support	6,509	4,708
International	398	668
Total revenue	$11,450	$8,814

Total revenue increased 30% or $2,636,000 to $11,450,000 for the year ended December 31, 2020 as compared to $8,814,000 for the year ended December 31, 2019.

Recurring software subscriptions, contractual support and software maintenance related revenue (new installations and existing client expansions) increased 38% or $1,801,000 to $6,509,000 for the year ended December 31, 2020 as compared to $4,708,000 for the year ended December 31, 2019.

One-time software license (new installations and existing client expansions) related revenue increased 32% or $1,105,000 to $4,543,000 for the year ended December 31, 2020 as compared to $3,438,000 for the year ended December 31, 2019.

Other one-time revenue decreased by 40% or $270,000 to $398,000 for the year ended December 31, 2020 as compared to $668,000 for the year ended December 31, 2019.

Cost of Revenue

Cost of revenue increased 16% or $509,000, to $3,722,000 for the year ended December 31, 2020 as compared to $3,214,000 for the year ended December 31, 2019. The increase in cost of revenue was due to an increase of $498,000 in third-party software product subcomponents and outsourced services required to install and support NetSapiens’ solutions, a reduction in direct costs of $291,000 offset by a $302,000 increase in software development amortization cost.  These costs were directly related to growth in solution sales.

Gross Profit/Gross Margin

Gross Profit increased 38% or $2,127,000, to $7,728,000 for the year ended December 31, 2020 as compared to $5,601,000 for the year ended December 31, 2019. The increase is directly related to the growth in new and existing client sales and also some operational efficiencies as gross margin also improved from 64% in 2019 to 67% in 2020.

Operating Expenses

Operating expenses consist primarily of sales and marketing salaries and benefits, commissions, stock-based compensation, travel expenses, lead generation services, trade shows, third-party marketing services, the production of marketing materials, and sales support software. General and administrative expenses consist of salaries and benefits for executives, administrative personnel, stock-based compensation, legal, rent, equipment, accounting and other professional services, and other administrative corporate expenses

Consolidated operating expenses decreased by 0.3% or $22,000 to $8,453,000 for the year ended December 31, 2020 as compared to $8,475,000 for the year ended December 31, 2019.

Research and Development

Research and development expenses consist primarily of personnel and related expenses for NetSapiens’ research and development staff, including salaries, benefits, bonuses and stock-based compensation and the cost of certain third-party contractors. Research and development costs, other than software development expenses qualifying for capitalization, are expensed as incurred.  Research and development expenses increased 7% or $22,000, to $349,000 for the year ended December 31, 2020 as compared to $327,000 for the year ended December 31, 2019.

Other Expenses

Other expenses primarily relates to interest expense on debt financing notes and change in value of the warrant and derivative liabilities associated with those notes. Other expenses increased by 2,305% or $919,000 to $959,000 for the year ended December 31, 2020 as compared to $40,000 for the year ended December 31, 2019, primarily due to the change in fair values of both the warrant and derivative liabilities

Net Loss

Net loss decreased 28% or $677,000 to $1,725,000 for the year ended December 31, 2020 as compared to Net loss of $2,402,000 for the year ended December 31, 2019. The decrease in loss is primarily due to an increase in revenue of $2,636,000 and increase in other expense of $919,000.

Use of Non-GAAP Financial Measures

To evaluate NetSapiens’ business, we consider and use non-generally accepted accounting principles (“Non-GAAP”) net income and Adjusted EBITDA as a supplemental measure of operating performance. These measures include the same adjustments that management takes into account when it reviews and assesses operating performance on a period-to-period basis. We consider Non-GAAP net income to be an important indicator of overall business performance because it allows us to evaluate results without the effects of share-based compensation and amortization of capitalized software costs. We define EBITDA as U.S. GAAP net income before interest income, interest expense, other income and expense, provision for income taxes, and depreciation and amortization. We believe EBITDA provides a useful metric to investors to compare NetSapiens with other companies within its industry and across industries. We define Adjusted EBITDA as EBITDA adjusted for stock-based compensation and any one-time non-reoccurring items from EBITDA. We use Adjusted EBITDA as a supplemental measure to review and assess operating performance. We also believe use of Adjusted EBITDA facilitates investors’ use of operating performance comparisons from period to period, as well as across companies. The terms Non-GAAP net income, EBITDA, and Adjusted EBITDA are not defined under U.S. GAAP, and are not measures of operating income, operating performance or liquidity presented in analytical tools, and when assessing operating performance, Non-GAAP net income, EBITDA, and Adjusted EBITDA should not be considered in isolation, or as a substitute for net income or other consolidated income statement data prepared in accordance with U.S. GAAP. Some of these limitations include, but are not limited to:

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EBITDA and Adjusted EBITDA do not reflect cash expenditures or future requirements for capital expenditures or contractual commitments;

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they do not reflect changes in, or cash requirements for, working capital needs;

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they do not reflect the interest expense, or the cash requirements necessary to service interest or principal payments, on debt that NetSapiens may incur;

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they do not reflect income taxes or the cash requirements for any tax payments;

●
although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will be replaced sometime in the future, and EBITDA and Adjusted EBITDA do not reflect any cash requirements for such replacements;

●
while stock-based compensation is a component of operating expense, the impact on financial statements compared to other companies can vary significantly due to such factors as the assumed life of the options and the assumed volatility of NetSapiens’ common stock; and

●
other companies may calculate EBITDA and Adjusted EBITDA differently than we do, limiting their usefulness as comparative measures.

●
we compensate for these limitations by relying primarily on NetSapiens’ U.S. GAAP results and using Non-GAAP net income, EBITDA, and Adjusted EBITDA only as supplemental support for management’s analysis of business performance. Non-GAAP net income, EBITDA and Adjusted EBITDA are as follows for the periods presented.

	Year Ended December 31,
	2020	2019
U.S. GAAP net loss	$(1,725)	$(2,402)
One-time adjustments	1,744	1,844
Share-based Compensation	119	302
Non-GAAP net income (loss)	$138	$(256)

	Year Ended December 31,
	2020	2019
U.S. GAAP net loss	$(1,725)	$(2,402)
Depreciation and amortization	1,649	1,296
Interest expense	554	434
Income taxes	(309)	(839)
EBITDA	169	(1,511)
One-time adjustments	1,744	1,844
Share-based compenstaion	119	302
Adjusted EBITDA	$2,032	$635

Non-GAAP net income (loss)

US GAAP net loss for period ending December 31, 2020 was $1,725,000 compared to $2,402,000 for the period ending December 31, 2019. Adjusting 2019 GAAP net loss for a one-time accounts receivable reserve of $1,844,000 and share-based compensation and adjusting 2020 GAAP net loss for a one-time accrual reserve for sales tax expense accrual in the amount of $1,744,000 and share-based compensation resulted in a Non-GAAP net income increase of 154% to $139,000, compared to a Non-GAAP net loss of $256,000 for period ending December 31, 2019.

EBITDA

EBITDA for period ending December 31, 2020 increased 111% or $1,680,000, to $169,000 compared to ($1,511,000), for period ending December 31, 2019.

Adjusted EBITDA

Adjusting EBITDA as per adjustments in Non-GAAP net income above results in an adjusted EBITDA increase of 221% of $1,399,000 to $2,032,000, for period ending December 31, 2020 compared to $635,000 for period ending December 31, 2019.

Liquidity and Capital Resources

As of December 31, 2020 and 2019, NetSapiens had cash and cash equivalents of $1,752,000 and $893,000 respectively. Changes in cash and cash equivalents are dependent upon changes in, among other things, working capital items such as contract liabilities, contract costs, accounts payable, accounts receivable, prepaid expenses, and various accrued expenses, as well as purchases of property and equipment and changes in NetSapiens’ capital and financial structure due to debt repayments and issuances, stock option exercises, sales of equity investments and similar events. NetSapiens’ management believes its operations along with existing liquidity sources will satisfy its cash requirements for at least the next 12 months.

Cash, Cash Equivalents

Cash, cash equivalents, increased 96% or $859,000, to $1,752,000 as of December 31, 2020 as compared to $893,000 as of December 31, 2019. During the year ended December 31, 2020, cash provided by operating activities increased 55% by $1,045,000 to $2,953,000, compared to $1,907,000 for the period ending December 31,2019. Cash used for investing activities was $1,956,000, primarily for the capitalization of software development costs in the amount of $1,877,000 and purchase of hardware for NetSapiens’ infrastructure as a service product offering in the amount of $79,000. Net cash used in financing activities was $138,000, primarily related to proceeds from a PPP loan in the amount of $912,000 and proceeds from equipment loans in the amount of $141,000 offset by the repayment of long- term debt in the amount of $1,191,000.

Prepaid Expenses

Prepaid expenses remained relatively unchanged, totaling $61,000 as of December 31, 2020 as compared to $59,000 as of December 31, 2019.

Trade Receivables

Current and long-term trade receivables, net of allowance for doubtful accounts, increased 23% or $497,000, to $2,645,000 as of December 31, 2020 as compared to $2,149,000 as of December 31, 2019. Current trade receivables, net of allowance for doubtful accounts, increased 52% or $637,000, to $1,868,000 as of December 31, 2020 as compared to $1,231,000 as of December 31, 2019. The increase in current trade receivables can primarily be attributed to sales growth. Long-term trade receivables, net of allowance for doubtful accounts, decreased 15% or $141,000, to $777,000 as of December 31, 2020 as compared to $918,000 as of December 31, 2019. The decrease in aggregate is primarily due to the reclassification of long term receivables to current receivables.

Accounts Payable and Accrued Expenses

Accounts payable decreased 9% or $44,000, to $455,000 as of December 31, 2020 as compared to $499,000 as of December 31, 2019. The aging of accounts payable as of December 31, 2020 and 2019 were generally within NetSapiens’ vendors’ terms of payment. The decrease is primarily related to the timing of the check processing schedule. Accrued expenses increased 417% or $2,085,000 to $2,585,000 as of December 31, 2020 as compared to $500,000 as of December 31, 2019. The increase is related primarily to a one-time sales tax expense reserve in the amount of $1,744,000, accrued payroll taxes per the CARES act in the amount of $144,000, and, higher commissions due to increased sales in the amount of $62,000, and accrued interest and other expenses totaling approximately $120,000.

Capital

Total stockholders’ equity decreased 39% or $1,605,000, to $2,501,000 as of December 31, 2020 as compared to $4,106,000 as of December 31, 2019. The decrease  in total stockholders’ equity was primarily attributable to net loss of $1,725,000.

Critical Accounting Policies and Estimates

Revenue Recognition

NetSapiens derives revenues from three primary sources: software licenses, subscription maintenance support and professional services. Revenue is recognized utilizing the five-step model as prescribed by Accounting Standards Codification (“ASC”) 606:

●           identification of the contract, or contracts, with a customer;
●           identification of the performance obligations in the contract;
●           determination of the transaction price;
●           allocation of the transaction price to the performance obligations in the contract; and
●           recognition of revenue when or as, the Business satisfies a performance obligation.

Subscription maintenance and professional services include customer support (software updates, upgrades and technical support), consulting, design services, installation services and training. Generally, contracts with customers contain multiple performance obligations, consisting of software and services. For these contracts, NetSapiens accounts for individual performance obligations separately if they are considered distinct.

When an arrangement contains more than one performance obligation, NetSapiens will generally allocate the transaction price to each performance obligation on a relative standalone selling price basis. The best evidence of a standalone selling price is the observable price of a good or service when the entity sells that good or service separately in similar circumstances and to similar customers. If the good or service is not sold separately, an entity must estimate the standalone selling price by using an approach that maximizes the use of observable inputs. Acceptable estimation methods include but are not limited to: (1) adjusted market assessment; (2) expected cost plus a margin; and (3) a residual approach (when the standalone selling price is not directly observable and is either highly variable or uncertain).

Accounts Receivable

Accounts receivable consists of outstanding amounts due from the sale of products and services. NetSapiens establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Accounts receivable are written off when they are determined to be uncollectible.

Long-Term Receivables

Long-term accounts receivable and related party notes receivable result from sales with extended payment terms that are discounted to their present values at the prevailing market rates. In subsequent periods, the receivables are increased to the amounts due and payable by the customers and the related party, respectively, through the accretion of interest income on the unpaid receivable due in future years.

Deferred Revenue

Deferred revenue represents amounts billed to or collected from customers for which the related revenue has not been recognized because one or more of the performance obligations have not been met. The current portion of deferred revenue is expected to be recognized as revenue within 12 months from the consolidated balance sheet date.

Capitalized Software Development Costs

Software development costs are expensed as incurred until technological feasibility of the product is established. Development costs incurred subsequent to technological feasibility are capitalized and amortized on a straight-line basis over the estimated economic life of the product. Capitalization of software costs is discontinued when the computer software product is available to be sold, leased, or otherwise marketed. Amortization begins when the product is available for release to customers. NetSapiens amortizes software costs using the straight-line method over the estimated economic useful life of three years.

Impairment of Long-Lived Assets

NetSapiens reviews long lived assets, including property and equipment and capitalized software development costs, for impairment whenever events or changes in circumstances indicate the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of the assets to future undiscounted net cash flows expected to be generated by the assets. Recoverability measurement and estimating of undiscounted cash flows for assets to be held and used is done at the lowest possible levels for which there are identifiable cash flows. If such assets are considered impaired, the amount of impairment recognized would be equal to the amount by which the carrying amount of the assets exceeds the fair value of the assets, which NetSapiens would compute using a discounted cash flow approach. Assets to be disposed of are recorded at the lower of the carrying amount or fair value less costs to sell.

Warrant Liability

In February 2018, NetSapiens issued warrants in connection with a long-term note payable. Pursuant to the terms of the warrants, NetSapiens could be required to settle the warrants in cash in the event of an acquisition of NetSapiens or by request of the warrant holder and, as a result, the warrants are required to be measured at fair value and reported as a liability in the balance sheet in accordance with ASC 480 – Distinguishing Liabilities from Equity. NetSapiens recorded the fair value of the warrants upon issuance using the Black-Scholes option pricing model, and are required to revalue the warrant at each reporting date with any changes in fair value recorded in the consolidated statement of operations. Inputs used to determine estimated fair value of the warrant liability include the estimated fair value of the underlying stock at the valuation date, the estimated term of the warrants, risk-free interest rates, expected dividends and the expected volatility of the underlying stock. Upon conversion, the liability recorded for the common stock warrants will be reclassified to additional paid-in capital.

Derivative Liability

NetSapiens evaluates its options, warrants, convertible notes, or other contracts, if any, to determine if those contracts or embedded components of those contracts qualify as derivatives to be separately accounted for in accordance with ASC 815-10-05-4 and 815-40-25. The result of this accounting treatment is that the fair value of the embedded derivative is marked-to-market each balance sheet date and recorded as either an asset or a liability. The change in fair value is recorded in the consolidated statement of operations as other income or expense. Upon conversion, exercise or cancellation of a derivative instrument, the instrument is marked to fair value at the date of conversion, exercise or cancellation and then the related fair value is reclassified to equity.

In circumstances where the embedded conversion option in a convertible instrument is required to be bifurcated and there are also other embedded derivative instruments in the convertible instrument that are required to be bifurcated, the bifurcated derivative instruments are accounted for as a single, compound derivative instrument.

The classification of derivative instruments, including whether such instruments should be recorded as liabilities or as equity, is re-assessed at the end of each reporting period. Equity instruments that are initially classified as equity that become subject to reclassification are reclassified to liability at the fair value of the instrument on the reclassification date. Derivative instrument liabilities will be classified in the balance sheet as current or non-current based on whether or not net-cash settlement of the derivative instrument is expected within 12 months of the balance sheet date.

NetSapiens adopted ASC 815-40-15 Codification (“Section 815-40-15”) to determine whether an instrument (or an embedded feature) is indexed to NetSapiens’ own stock. Section 815-40-15 provides that an entity should use a two-step approach to evaluate whether an equity-linked financial instrument (or embedded feature) is indexed to its own stock, including evaluating the instrument’s contingent exercise and settlement provisions.

NetSapiens utilizes the with-and-without method, a form of the income approach model to compute the fair value of its embedded derivatives associated with its convertible note. The fair value of the embedded derivatives represents the difference in the present value of anticipated cash flows assuming the feature is present as compared to a security without the same feature. NetSapiens records the change in the fair value of the derivative as other income or expense in the consolidated statements of operations.

Stock Based Compensation

NetSapiens measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award. That cost is recognized over the period during which an employee is required to provide service in exchange for the award - the requisite service period. The grant-date fair value of employee share options is estimated using the Black-Scholes option pricing model adjusted for the unique characteristics of those instruments. The risk-free interest rate assumptions were based upon the observed interest rates appropriate for the expected term of the equity instruments. The expected dividend yield was assumed to be zero as NetSapiens has not paid any dividends since its inception and does not anticipate paying dividends in the foreseeable future. NetSapiens does not have enough history to establish volatility based upon its own stock trading. Therefore, the expected volatility was based on similar publicly traded peer companies. NetSapiens routinely reviews its calculation of volatility, NetSapiens’ life cycle, its peer group, and other factors. Upon the adoption of Accounting Standards Update (“ASU”) 2016-09, NetSapiens no longer estimates expected forfeitures but accounts for forfeitures as they occur. NetSapiens uses the simplified method for share-based compensation to estimate the expected term for options.

Income Taxes

NetSapiens uses the liability method of accounting for income taxes as set forth in the authoritative guidance for accounting for income taxes. This method requires an asset and liability approach for the recognition of deferred tax assets and liabilities for the expected future tax consequences attributable to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their respective tax bases, and for operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured by applying enacted statutory tax rates applicable to the future years in which deferred amounts are expected to be settled or realized.

Income taxes are accounted for using the asset and liability method, whereby deferred tax assets and liabilities are determined based on the temporary differences between the financial statement and tax bases of assets and liabilities measured at tax rates that will be in effect for the year in which the difference is expected to affect taxable income. NetSapiens evaluates all available evidence, both positive and negative, to determine whether, based on the weight of that evidence, a valuation allowance is needed. Further realization of the tax benefit of an existing deductible temporary difference or carry forward ultimately depends on the existence of sufficient taxable income of the appropriate character within the carryback or carry forward period available under the tax law. Current income taxes are based on the current period taxable income for Federal, state and local income tax reporting purposes.

NetSapiens follows guidance regarding accounting for uncertainty in income taxes. This guidance clarifies the accounting for income taxes by prescribing the minimum recognition threshold an income tax position is required to meet before being recognized in the consolidated financial statements and applies to all income tax positions. Each income tax position is assessed using a two-step process. A determination is first made as to whether it is more-likely-than-not that the income tax position will be sustained, based upon technical merits, upon examination by the taxing authorities. If the income tax position is expected to meet the more-likely-than-not criteria, the benefit recorded in the consolidated financial statements equals the largest amount that is greater than 50% likely to be realized upon its ultimate settlement.

NetSapiens is generally subject to tax examinations by federal authorities for three years and by state authorities for four years after returns are filed.

Known trends or uncertainties

In December 2019, a novel strain of coronavirus was reported in Wuhan, China. The World Health Organization has declared the outbreak to constitute a “Public Health Emergency of International Concern.” The COVID-19 outbreak is disrupting supply chains and affecting production and sales across a range of industries. The extent of the impact of COVID-19 on NetSapiens’ operational and financial performance will depend on certain developments, including the duration and spread of the outbreak, impact on NetSapiens’ customers, employees and vendors all of which are uncertain and cannot be predicted. At this point, the extent to which COVID-19 may impact NetSapiens’ financial condition or results of operations is uncertain.

In response to COVID-19, NetSapiens put into place certain restrictions, requirements and guidelines to protect the health of its employees and customers. Also, to protect the health and safety of its employees, NetSapiens’ daily execution has evolved into a largely virtual model. NetSapiens plans to continue to monitor the current environment and may take further actions that may be required by federal, state or local authorities or that it determines to be in the interest of its employees, customers, and partners.

Related Party Transactions

In 2018, NetSapiens entered into a sales contract with a related party in which NetSapiens accepted a note receivable in exchange for the sale of software licenses. The note receivable bears interest at 5.25%. The principal and related interest are due and payable in May 2023. As of December 31, 2020, the outstanding principal balance and related interest has been reserved in full.

From time to time, NetSapiens obtains professional services from GreenStar Solutions, Inc. (“GreenStar”). The entity is a related party by way of partial ownership by an employee of NetSapiens. For the years ended December 31, 2020 and 2019, NetSapiens paid $504,000 and $429,000, respectively, for these services.

At December 31, 2020 and 2019, amounts owed by NetSapiens to employees was $9,000 and $103,000, respectively. These amounts are non-interest bearing and are expected to be paid within one year and are included within accounts payable on the consolidated balance sheets.

Off Balance Sheet Arrangements

As of December 31, 2020, NetSapiens is not involved in any off-balance sheet arrangements, as defined in Item 303(a)(4)(ii) of SEC Regulation S-K.

DESCRIPTION OF OUR CAPITAL STOCK

The following is a description of the capital stock of Crexendo and certain provisions of the Company’s Articles of Incorporation (“Articles”), Bylaws, as amended (“Bylaws”), and certain provisions of applicable law. The following is only a summary and is qualified by applicable law and by the provisions of the Company’s Articles and Bylaws, copies of which have been filed with the SEC and are also available upon request from the Company.

General

Under our Articles, we have authority to issue up to 30,000,000 shares, par value $0.001 per share, of which 25,000,000 shares shall be designated as Common Shares and 5,000,000 shares shall be designated as Preferred Stock. Each share of our Common Stock has the same relative rights as, and is identical in all respects to, each other share of our Common Stock. Subject to our stockholders’ approval of Proposal IV, the Articles Amendment Proposal, we will file an amendment to our Articles to increase our authorized shares of capital stock and Common Stock to 55,000,000 shares and 50,000,000 shares, respectively.

Authority to issue shares is expressly granted to our Board (or a committee thereof designated by the Board pursuant to the Bylaws) to issue the Preferred Stock from time to time as Preferred Stock of any series and declare and pay dividends thereon in accordance with the terms thereof in connection with the creation of each such series, to fix by resolution or resolutions providing for the issuance of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights) and the qualifications, limitations, and restrictions of such series, subject to the full extent and not or hereafter permitted by the laws of the state of Nevada.

As of March 31, 2021, 18,424,611 shares of our Common Stock were issued and outstanding. Our Common Stock is listed on the Nasdaq Capital Market under the symbol “CXDO”. The outstanding shares of our Common Stock are validly issued, fully paid and non-assessable.

As of March 31, 2021, no shares of our Preferred Stock were issued and outstanding. The Company has no present plans to issue any shares of its Preferred Stock.

Certain Provisions of the Articles and Bylaws

Annual Meeting. A meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at such date, time and place, if any, as shall be determined by the Board of Directors and stated in the notice of the meeting.

Notice of Meetings. Notice of the place, if any, date, hour, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and means of remote communication, if any, of every meeting of stockholders shall be given by the Company not less than ten days nor more than 60 days before the meeting (unless a different time is specified by law) to every stockholder entitled to vote at the meeting as of the record date for determining the stockholders entitled to notice of the meeting. Notices of special meetings shall also specify the purpose or purposes for which the meeting has been called. Except as otherwise provided herein or permitted by applicable law, notice to stockholders shall be in writing and delivered personally or mailed to the stockholders at their address appearing on the books of the Company. Without limiting the manner by which notice otherwise may be given effectively to stockholders, notice of meetings may be given to stockholders by means of electronic transmission in accordance with applicable law. Notice of any meeting need not be given to any stockholder who shall, either before or after the meeting, submit a waiver of notice or who shall attend such meeting, except when the stockholder attends for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of the meeting shall be bound by the proceedings of the meeting in all respects as if due notice thereof had been given.

Voting; Proxies. Unless otherwise required by law or the Articles the election of directors shall be by decided by a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election. Unless otherwise required by law, the Articles or these by-laws, any matter, other than the election of directors, brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the secretary of the Company a revocation of the proxy or a new proxy bearing a later date. Voting at meetings of stockholders need not be by written ballot.

Written Consent of Stockholders Without a Meeting. The Bylaws provide that any action to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action to be so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Company by delivery to its registered office in the State of Nevada, its principal place of business or an officer or agent of the Company having custody of the book in which proceedings of meetings of stockholders are recorded. Every written consent shall bear the date of signature of each stockholder who signs the consent, and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by the Bylaws, written consents signed by a sufficient number of holders to take action are delivered to the Company as aforesaid. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by applicable law, be given to those stockholders who have not consented in writing, and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for notice of such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the Company.

Right of Indemnification. The Bylaws provide that each director or officer of the Company, whether or not then in office, and any person whose testator or intestate was such a director or officer, shall be indemnified by the Company for the defense of, or in connection with, any threatened, pending or completed actions or proceedings and appeals therein, whether civil, criminal, administrative or investigative, in accordance with and to the fullest extent permitted by the Business Corporation Law of the State of Nevada or other applicable law, as such law now exists or may hereafter be adopted or amended, against, without limitation, all judgments, fines, amounts paid in settlements, and all expenses, including attorneys' and other experts' fees, costs and disbursements, actually and reasonably incurred by such person as a result of such action or proceeding, or actually and reasonably incurred by such person.

Dividends. Subject to applicable law and the Articles, dividends upon the shares of capital stock of the Company may be declared by the Board of Directors at any regular or special meeting of the Board of Directors. Dividends may be paid in cash, in property or in shares of the Company’s capital stock, unless otherwise provided by applicable law or the Articles.

Transfer Agent. The transfer agent and registrar for our Common Stock is Direct Transfer, LLC, at One Glenwood Avenue, Suite 1001, Raleigh, NC 27603.

REASONS FOR STOCKHOLDER APPROVAL

Our Common Stock is listed on the Nasdaq Capital Market, and, as such, Crexendo is subject to the applicable NASDAQ Listing Rules, including NASDAQ Listing Rule 5635. In order to comply with the NASDAQ Listing Rules and to satisfy conditions under the Merger Agreement, we are seeking stockholder approval of this Proposal I. Certain sections of NASDAQ Listing Rule 5635 are generally described below:

●
NASDAQ Listing Rule 5635(a) requires stockholder approval in connection with the acquisition of the stock or assets of another company if, due to the present or potential issuance of common stock, the common stock of the issuer has or will have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before the issuance of stock or securities convertible into or exercisable for common stock of the issuer.

●
NASDAQ Listing Rule 5635(b) requires stockholder approval for issuances of securities that will result in a “change of control” of the issuer. NASDAQ may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power and such ownership or voting power of an issuer would be the largest ownership position of the issuer.

We are seeking stockholder approval of the Parent Stock Issuance Proposal in order to satisfy the requirements of NASDAQ Listing Rule 5635 with respect to the issuance of shares of Common Stock upon the closing of the Mergers in excess of the 20% of the voting power outstanding before the issuance.

The Merger Agreement requires us to submit this proposal to our stockholders at the Annual Meeting. Approval of this Proposal I will constitute approval pursuant to the NASDAQ Listing Rules.

VOTE REQUIRED; RECOMMENDATION OF OUR BOARD OF DIRECTORS

Stockholder approval of this Proposal I requires a “FOR” vote from the holders of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal. Broker non-votes, if any, will have no effect.

The Board of Director recommends that the Company’s Stockholders vote “FOR”
the approval of, under applicable NASDAQ listing rules, the issuance of shares of common stock upon the closing of the Mergers.

———————
PROPOSAL II
ELECTION OF DIRECTORS
———————

At a meeting of the Board of Directors and Nominating Committee on April 9, 2021, the Board reclassified director terms for two years while continuing with staggered terms. Mr. Mihaylo, Mr. Goergen and Mr. Williams remain Class I directors, and Mr. Bash and Dr. Puri remain Class II directors. Pursuant to these resolutions, the Class I directors are to be elected at the Annual Meeting for a two-year term ending at the 2023 annual meeting of our stockholders, or until each of their respective successors has been duly elected and qualified, and Class II directors shall stand for election in 2022.

We intend that valid proxies received will be voted, unless contrary instructions are given, to elect the three nominees named in the following table to serve as Class I directors. Should any nominee decline or be unable to accept such nomination to serve as a director, an event that we do not currently anticipate, the persons named in the enclosed proxy reserve the right, in their discretion, to vote for a lesser number of or for substitute nominees designated by our Board, to the extent consistent with our Articles and our Bylaws.

Nominees

Our Nominating Committee and Board have nominated the following individuals to serve as Class I directors until our 2023 annual meeting of stockholders or until their respective successors are elected. Each of the nominees has agreed to be named in this Proxy Statement and to serve if elected.

Name	Age	Class/Term
Steven G. Mihaylo	77	I/2023
David Williams	66	I/2023
Todd Goergen	48	I/2023

VOTE REQUIRED; RECOMMENDATION OF OUR BOARD OF DIRECTORS

If a quorum is present, the nominees receiving the highest number of votes will be elected to the Board. Abstentions and broker non-votes will have no effect on the election of directors.

Nominees for election as members of the Board who receive the highest number of votes, up to the number of directors to be chosen, shall stand elected; an absolute majority of the votes cast is not a prerequisite to the election of any nominee to the Board, nor is it a prerequisite to election for a nominee to receive more affirmative votes than authority withheld votes. A proxy that withholds authority with respect to the election of any or all nominees will be counted for purposes of determining whether there is a quorum, but, with respect to any specific nominee, will not be considered to have been voted for such nominee. Broker non-votes, if any, will have no effect.

The Board of Directors recommends that the Company’s Stockholders vote
“FOR” the election of the director-nominees identified above.

BOARD OF DIRECTORS

Set forth in the table below are the names, ages and positions of each Director on our Board. None of our directors or executive officers has any family relationship to any other director or executive officer.

Name	Age	Position
Steven G. Mihaylo	77	Chairman of the Board, Chief Executive Officer
Jeffrey P. Bash	79	Director
Anil Puri	72	Director
David Williams	66	Director
Todd Goergen	48	Director

Set forth below is a brief description of the business experience for at least the previous five years of our directors:

Directors Standing for Election

Steven G. Mihaylo

Mr. Mihaylo was appointed our Chief Executive Officer in 2008 and Chairman of the Board in November 2010. Mr. Mihaylo is the former Chairman and Chief Executive Officer of Inter-Tel, Incorporated (“Inter-Tel”), which he founded in 1969. Mr. Mihaylo led the Inter-Tel revolution from providing business telephone systems to offering complete managed services and software that help businesses facilitate communication and increase customer service and productivity. Before selling Inter-Tel for nearly $750 million in 2007, he grew the business to nearly $500 million in annual revenue. Mr. Mihaylo led the development of Inter-Tel from providing business telephone systems to offering complete managed services and software that helped businesses facilitate communication and increase customer service and productivity.

Mr. Mihaylo was awarded an honorary PhD from California State University - Fullerton and received a Bachelor of Arts in Business Administration in Accounting & Finance from California State University, Fullerton in 1969. Mr. Mihaylo has served on boards of numerous community organizations including the Arizona Heart Foundation, Junior Achievement of Arizona, Arizona Museum of Science and Technology and the Arizona State University College of Business Dean’s Council of 100. Committed to education, Mr. Mihaylo is involved with the Karl Eller College of Management at the University of Arizona and has served on the advisory board of Junior Achievement of Central Arizona for over 25 years, as a member of the board of directors, as well as being a member of the Big Bear High School Education Foundation, and is on the Dean’s Advisory Board of California State University - Fullerton.

The Company believes that Mr. Mihaylo is a valuable member of the Board because he has more than 40 years of experience in the industry and a proven record of serving as an effective leader. Mr. Mihaylo is a Class I director and is nominated for a term which would expire at our 2023 annual meeting of stockholders.

David Williams

Mr. Williams has been a director of the Company since May 2008. Since 2008, Mr. Williams has served as the Chairman and Chief Executive Officer at Equity Capital Management Corp, which provides asset management, and tax oriented consulting and financing for real estate investors. In addition, Mr. Williams serves as Counsel and Chief Financial Officer of Pacific Equities Capital Management Corporation, a real estate holding company. From 1996 to 2008, Mr. Williams acted as an independent consultant in taxation, real estate transactions and venture capital. Mr. Williams served as Chief Financial Officer and tax counsel at Wilshire Equities Corp. from 1987 to 1990 and as President from 1990 to 1996. From 1980 to 1987, Mr. Williams rose from a junior staff member to director position at Arthur Young & Co., a public accounting firm. The board of directors recognizes Mr. Williams’ business, finance and tax experience and values his contributions to board discussions and to the Company. Mr. Williams is a certified public accountant in California, Nevada and Washington, and holds a juris doctorate degree in law from the McGeorge Law School of University of the Pacific. Mr. Williams graduated from Stanford University with a Master of Science degree in engineering finance and a Bachelor of Science degree in biological science with honors.

The Company believes that Mr. Williams is a valuable member of the Board due to his knowledge and experience in asset management, finance and corporate governance. Mr. Williams is a Class I director and is nominated for a term which would expire at our 2023 annual meeting of stockholders.

Todd A. Goergen

Mr. Goergen has served as a member of our Board since November 2006. Mr. Goergen is Founder and Managing Partner of The Ropart Asset Management Funds and serves on the Investment Committee of Ropart Investments, LLC. Mr. Goergen’s primary responsibilities include the management of the private equity portfolio, assisting in asset allocation and oversight of the firm’s outside investment managers. Additionally, Mr. Goergen has been responsible for many of the firm’s strategy decisions including: active versus passive management, impact of investment manager returns and broader investor trends in the alternative investment industry. Prior to founding the RAM Funds in 2001, Mr. Goergen began his career in Mergers and Acquisitions and corporate finance at Donaldson, Lufkin, and Jenrette (“DLJ”). While at DLJ, Mr. Goergen was involved with over several billion dollars of buy side and sell side transactions. After DLJ, Mr. Goergen was Director of Mergers and Acquisitions at Blyth, Inc., a leading global designer and marketer of personal and decorative products. Mr. Goergen graduated from Wake Forest University with concentrations in Economics and Political Science. Mr. Goergen sits on the board of directors for the following firms: Cura, Crexendo and Fragmob; and is an observer on the board of Heal. Additionally, Mr. Goergen is an active member of U.S. and International Advisory Councils to the Global Leadership Foundation and is an activist in the preservation of African wildlife. Mr. Goergen is an avid wine enthusiast and has written columns for several magazines.

The Company believes that Mr. Goergen is a valuable member of the Board due to his knowledge and experience in investing, capital allocation and corporate governance, as well as his experience providing strategic advice to companies. Mr. Goergen is a Class I director and is nominated for a term which would expire at our 2023 annual meeting of stockholders.

Incumbent Directors

Anil Puri

Dr. Puri has served as a member of our Board since November 2009. Dr. Puri is director of the Woods Center for Economic Analysis and Forecasting at California State University - Fullerton. He served as provost for the university and dean for the Mihaylo College of Business and Economics. Prior to becoming Dean in 1998, Dr. Puri was department chair and professor of economics at California State University - Fullerton. Dr. Puri is a noted economist and scholar who has served as the Executive Vice President of the Western Economic Association International, the second largest professional association of economists in the United States and is a member of the American Economic Association, and the National Association of Business Economists. Dr. Puri brings to the board of directors extensive business and financial experience. Dr. Puri has previously served and counseled public boards and he is a panel member of the National Association of Business Economists' Survey of Economic Conditions.

The Company believes that Dr. Puri is a valuable member of the Board due to his knowledge and experience as an established scholar in economic analysis. Dr. Puri is a Class II director and his term will expire at our 2022 annual meeting of stockholders.

Jeffrey P. Bash

Mr. Bash has served as a member of our Board since August 2013. Mr. Bash has been a long time investor in Crexendo and has extensive investing and corporate finance experience. From 2008 to the present, Mr. Bash has also worked as a consultant to the private equity firm, FinTekk AP, LLC of Newport Beach, CA, providing strategic planning, corporate finance, structure, analysis, research and report writing services, including advisory services, as needed, to small private companies. Since 1996, Mr. Bash has been a private investor and advocate for stockholder interests with both managements and boards. Prior to 1996, Mr. Bash was a Corporate Vice President & Actuary for New York Life Insurance Company, becoming a Fellow of the Society of Actuaries (FSA) from 1970 until his retirement in 1995. He has also been a Vice President of private, family-owned Richmont Corporation of Dallas, TX, providing corporate finance services. Mr. Bash received his Bachelor of Arts degree in mathematics from Oberlin College.

The Company believes that Mr. Bash is a valuable member of the Board due to his knowledge and experience in investing, corporate finance and strategic planning. Mr. Bash is a Class II director and his term will expire at our 2022 annual meeting of stockholders

CORPORATE GOVERNANCE

Board Meetings

During the year ended December 31, 2020, our Board met seven times. Each director attended at least 75% of the aggregate of the total number of meetings of our Board and the total number of all meetings held by committees on which he served during the year ended December 31, 2020. All of our directors are invited, but not required, to attend the annual meeting. Our Chairman of the Board, Mr. Mihaylo attended the 2020 annual meeting.

Information about Committees of our Board of Directors

Our Board of Directors has established three committees, the Audit Committee, comprised of Messrs. Williams (chairman), Goergen and Dr. Puri, the Compensation Committee comprised of Messrs. Goergen (chairman) and Bash, and the Nominating Committee, comprised of Messrs. Bash (chairman), Goergen, and Williams. Our Board of Directors has determined that each of these persons is “independent” under the rules of the Nasdaq Capital Market and applicable regulatory requirements and as such, a majority of the directors on our Board are independent directors in accordance with these rules.

Audit Committee

Mr. Williams serves as Chairman of our Audit Committee. Our Audit Committee held four meetings during the year ended December 31, 2020 and operates under a charter adopted by our Board on December 3, 2003. The charter is available on our website at www.crexendo.com. Our Audit Committee is responsible for reviewing and discussing our audited financial statements with management, discussing information with our auditors relating to the auditors’ judgments about the quality of our accounting policies and procedures, recommending to our Board that the audited financials be included in our Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of auditors' services and activities.

Our Board of Directors has determined that David Williams, Chairman of our Audit Committee, is an audit committee financial expert as defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended. No Audit Committee member serves on more than three publicly-traded companies.

Compensation Committee

Mr. Goergen serves as Chairman of our Compensation Committee. The Compensation Committee held three meeting during the year ended December 31, 2020 and evaluates the performance of executives, pursuant to the Compensation Committee Charter, a copy of which is posted on our website at www.crexendo.com. The Compensation Committee has decision-making authority with respect to the compensation of our named executive officers, including our Chief Executive Officer. The Committee also administers our long-term incentive plans and has decision-making authority with respect to stock option grants to employees.

In carrying out its responsibilities, the Compensation Committee may engage outside consultants as it determines to be appropriate. The Compensation Committee did not retain a compensation consultant during the year ended December 31, 2020.

Nominating Committee

Mr. Bash serves as the Chairman of our Nominating Committee. Our Nominating Committee, which did not hold any meeting during the year ended December 31, 2020, reviews and suggests candidates for election or appointment to our Board, and operates pursuant to our Nominating Committee Charter, a current copy of which is posted on our website at www.crexendo.com. Our Nominating Committee may attempt to recruit persons who possess the appropriate skills and characteristics required of members of our Board. Our Nominating Committee may use any reasonable means for recruitment of potential members including their own expertise or the use of one or more third-party search firms to assist with this purpose.

In the course of reviewing potential director candidates, the Nominating Committee considers nominees recommended by our stockholders. When considering a potential candidate for service as a director, the Nominating Committee may consider, in addition to the minimum qualifications and other criteria approved by our Board, all facts and circumstances that the Nominating Committee deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of our Board. At a minimum, each nominee, whether proposed by a stockholder or any other party, is expected to have the highest personal and professional integrity, demonstrate sound judgment and possesses the ability to effectively interact with other members of our Board to serve the long-term interests of our company and stockholders. In addition, the Nominating Committee may consider whether the nominee has direct experience in our industry or in the markets in which we operate and whether the nominee, if elected, assists in achieving a mix of Board members that represent a diversity of background and experience. The procedures to be followed by stockholders in submitting such recommendations are described below in the section entitled “Submission of Security Holder Recommendations for Director Candidates.”

Leadership Structure

Our Chief Executive Officer serves as the Chairman of the Board. We believe that this leadership structure is appropriate due to the nature of our business. Mr. Mihaylo’s experience in leadership positions throughout our company during his tenure, as well as his role in developing and executing the strategic plan, is critical to our future results. Mr. Mihaylo is able to utilize his in-depth knowledge and perspective gained in running our company to effectively and efficiently guide the full Board by recommending Board and committee meeting agendas, leading Board discussions on critical issues and creating a vital link among the Board, management and stockholders. Our Board believes this structure serves our stockholders by ensuring the development and implementation of our company’s strategies.

Risk Oversight

In general, our Board, as a whole and also at the committee level, oversees our risk management activities. Our Board annually reviews management’s long-term strategic plan and the annual budget that results from that strategic planning process. Using that information, our Compensation Committee establishes both the short-term and long-term compensation programs that include all our executives (including the named executive officers). These compensation programs are ratified by our Board, as a whole. The compensation programs are designed to focus management on the performance metrics underlying the operations of the Company, while limiting risk exposure to our company. Our Board receives periodic updates from management on the status of our operations and performance (including updates outside of the normal Board meetings). Finally, as noted below, our Board is assisted by our Audit Committee in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Thus, in performing its risk oversight our Board establishes the performance metrics, monitors on a timely basis the achievement of those performance metrics, and oversees the mechanisms that report those performance metrics.

Code of Business Conduct

We have adopted a Code of Business Conduct and Ethics applicable to our directors, officers and employees. A copy of this code is posted on our website at www.crexendo.com. In the event that we amend or waive any of the provisions of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer or Chief Financial Officer, we intend to satisfy our disclosure obligations under Item 5.05 of Form 8-K by posting such information on our website.

Stockholder Communications

Stockholders and other interested parties who wish to communicate with non-management directors of the Company should send their correspondences to: Crexendo Non-Management Directors, Crexendo, Inc., 1615 South 52nd Street, Tempe, Arizona 85281, or by email to nonmanagementdirectors@crexendo.com. All communications are forwarded directly to the appropriate non-management director.

Submission of Security Holder Recommendations for Director Candidates

All security holder recommendations for director candidates must be submitted in writing to the Secretary of our Company, Jeffrey G. Korn, at 1615 South 52nd Street, Tempe, Arizona 85281, who will forward all recommendations to the Nominating Committee. All security holder recommendations for director candidates must be submitted to our company not less than 120 calendar days prior to the date on which the company’s Proxy Statement was released to stockholders in connection with the previous year’s annual meeting of stockholders. All security holder recommendations for director candidates must include (1) the name and address of record of the security holder, (2) a representation that the security holder is a record holder of our security, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b) of the Exchange Act, (3) the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate, (4) a description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for directors approved by our Board from time to time, (5) a description of all arrangements or understandings between the security holder and the proposed director candidate, (6) the consent of the proposed director candidate to be named in the proxy statement, to have all required information regarding such director candidate included in the applicable proxy statement, and to serve as a director if elected, and (7) any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

Anti-Hedging Policy

Our Policy prohibits our directors, officers, certain employees and their immediate family members or entities under their control, from engaging in the following transactions involving the Company’s securities: short sales, options trading, trading on margin or pledging and hedging, unless approved in advance by our General Counsel.

Transactions with Related Person

The Company has adopted a written related person transaction policy to comply with Section 404 of the Exchange Act. It is the Company's policy that all Related Party Transactions (as defined below) involving executive officers, directors, director nominees, stockholders known to or beneficially own more than 5% of voting securities and members of their immediate family members (each, a “Related Party”) shall be approved or ratified by the independent members of the Board of Directors. A Related Party Transaction is defined as: (1) any transaction, or a series of similar transactions, which is currently proposed or has been in effect at any time since the beginning of the last fiscal year, in which the Company was, or is proposed to be, a participant, in which a Related Party had, has or will have a direct or indirect material interest, and where the amount involved exceeds $10,000; and (2) any material amendment or modification to the foregoing regardless of whether such transaction has previously been approved in accordance with this policy.

In January 2020, the Company entered into an agreement to purchase our corporate office building located at 1615 S. 52nd St, Tempe, AZ 85281 from a company that is 100% owned by the Steven G. Mihaylo, Chief Executive Officer, Chairman of the Board and a majority stockholder of Crexendo for $2.5 million. The fair value of the building was established by an independent appraisal. Prior to purchasing the building, we leased the office building for $25,000 per month.

DIRECTOR COMPENSATION

The annual pay package for non-employee directors is designed to attract and retain highly qualified professionals to represent our stockholders. We also reimburse our directors for travel, lodging and related expenses they incur on company-related business, including Board and committee meetings. In setting director compensation, we consider the amount of time that directors spend in fulfilling their duties to the Company as well as the skill level required by our directors. Directors who are also employees receive no additional compensation for serving on our Board. For the year ended December 31, 2020, non-employee director compensation consisted of the following.

Cash Compensation. For the year ended December 31, 2020, our non-employee directors received quarterly cash compensation of $3,000 per quarter.

Stock Options. We have granted stock options to our non-employee directors with an exercise price equal to the closing price per share on the date of the grant. We do not grant options with an exercise price below 100% of the trading price of the underlying shares of our common stock on the date of grant. Stock options only have a value to the extent the value of the underlying shares on the exercise date exceeds the exercise price. Accordingly, stock options provide compensation only if the underlying share price increases over the option term.

In granting stock options to our non-employee directors, we also consider the impact of the grant on our financial performance, as determined in accordance with accounting guidance. For share-based equity awards, we record expense in accordance with applicable accounting guidance. The amount of expense we record pursuant to accounting guidance may vary from the corresponding compensation value we use in determining the amount of the awards.

The following table summarizes the compensation earned by and paid to our non-employee directors for the year ended December 31, 2020:

Director	Fees Earned or Paid in Cash	Option Awards (1)	All Other Compensation	Total
Todd Goergen	$12,000	$52,562(2)	$-	$64,562
Jeffrey P. Bash	$12,000	$52,562(3)	$-	$64,562
David Williams	$12,000	$62,264(4)	$-	$74,264
Anil Puri	$12,000	$52,562(5)	$-	$64,562

(1)
The amounts shown in the “Option Awards” column represent the aggregate grant date fair value of the options granted to the named executive officers, computed in accordance with accounting guidance. Estimates of forfeitures related to service-based vesting conditions have been disregarded. The assumptions used in the calculation of these amounts are included in the notes to our consolidated financial statements for the year ended December 31, 2020, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021.
(2)
As of March 31, 2021 Mr. Goergen held unexercised options to purchase an aggregate of 131,500 shares of our common stock.
(3)
As of March 31, 2021, Mr. Bash held unexercised options to purchase an aggregate of 81,500 shares of our common stock.
(4)
As of March 31, 2021, Mr. Williams held unexercised options to purchase an aggregate of 84,000 shares of our common stock.
(5)
As of March 31, 2021, Mr. Puri held unexercised options to purchase an aggregate of 91,500 shares of our common stock.

———————
PROPOSAL III
PROPOSAL TO APPROVE THE CREXENDO, INC. 2021 EQUITY INCENTIVE PLAN
———————

The Crexendo, Inc. 2021 Equity Incentive Plan (the “2021 Plan”) was adopted by our Board of Directors on April 12, 2021 and is being presented to our stockholders for approval.

The Company has currently active the Crexendo, Inc. 2013 Long Term Incentive Plan (“2013 Plan”), which will be terminated if the 2021 Plan is approved by our stockholders. The number of shares of common stock that remain issuable under the 2013 Plan are 1,002,604. Those shares will be added to the 2021 Plan.

The 2021 Plan indicates that no more than 10,000,000 shares of Common Stock will be issued, that together with the remaining number of shares of Common Stock remaining issuable in the 2013 Plan would leave no more than 11,002,604 shares of Common Stock to be issued under the 2021 Plan. Pursuant to the Merger Agreement, Crexendo will be required to issue options to purchase approximately 4,500,000 shares under the 2021 Plan to complete the Transactions.

In connection with the Compensation Committee’s periodic evaluation of best practices for 2021 Plan, our Board and Compensation Committee have considered our anticipated future equity needs, our historical equity incentive compensation practices. Our Board believes that the increased number of shares available for issuance under the 2021 Plan represents a reasonable amount of potential additional equity dilution and allows us to continue awarding equity incentives, which are an important component of our compensation program as discussed below in “Executive Compensation — Compensation Discussion and Analysis — Elements of Our Compensation Program.”

Key Aspects of the 2021 Plan

The following sets forth key aspects of the 2021 Plan, and a summary of its material features is provided in “Description of the 2021 Plan” below.

The 2021 Plan will be administered by our Compensation Committee composed entirely of independent directors.

Taken together, the proposed number of shares available for issuance under the 2021 Plan and 2013 Plan represent approximately 57% of our currently outstanding shares of common stock as of the close of business on March 31, 2021.

Approximately 139 employees (which include potential NetSapiens employees upon approval of the outstanding merger proposal) will be eligible to receive Grants. There is no minimum salary requirement for grants.

No dividend equivalents are granted or accrue on any option award.

The 2021 Plan continues to incorporate a number of corporate governance best practices to further align our equity compensation program with the interests of our stockholders, including:

No “liberal” share recycling. Shares that are (i) tendered or withheld to satisfy any tax withholding obligations or as payment of an option exercise price or (ii) repurchased on the open market with the proceeds of the option exercise price, in each case, may not again be available for issuance under the 2021 Plan.

No “evergreen” feature. The 2021 Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2021 Plan can be increased automatically without stockholder approval.
No “liberal” change in control definition. Our change in control definition does not permit acceleration of options unless an actual change in control occurs (see “Terminating Events” below for our definition of a change in control).

No repricing’s. No repricing of options or cash rights of any kind is permitted without stockholder approval, including through cancellation and regrant, or repurchase of any option or cash right that is “out of the money.”
No discounted options. No discounted options may be granted under the 2021 Plan.

In accordance with applicable NASDAQ Capital Market rules, our Board is asking stockholders to approve the 2021 Plan. If the 2021 Plan is not approved, we will not be able to make the proposed option share awards required as part of the Mergers. Notwithstanding that the shares available for issuance under the 2013 Plan will otherwise remain in effect, failure to approve the 2021 Plan may prevent us from being able to maintain our current equity grant practices and will be at a significant competitive disadvantage in attracting, retaining and motivating talented individuals who contribute to our success. Failure to adopt the 2021 Plan would further significantly impact our ability to engage in additional acquisitions or mergers. We may also be compelled to replace equity incentive awards with cash awards, which may not align the interests of our executives and employees with those of our stockholders as effectively as equity incentive awards.

If stockholders approve the 2021 Plan, we will file a registration statement on Form S-8 with the SEC, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the 2021 Plan.

Description of the 2021 Plan

The following is a summary of the material features of the 2021 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the terms of the 2021 Plan, which is attached to this proxy statement as Annex B.

Types of Awards. The 2021 Plan provides for the grant of options to purchase shares of common stock and awards of Restricted Stock Units (a Restricted Stock Unit is an Award of actual shares of Common Stock or hypothetical Common Stock units.) The Company at present does not expect to award Restricted Stock Units. Options granted may be incentive stock options as defined under Section 422(b) of the Internal Revenue Code (“ISOs”). Options which do not qualify as ISOs and are referred to as nonqualified stock options (together with ISOs, “Options”) may also be granted under the 2021 Plan. The 2021 Plan also provides for the grant of tandem cash rights, which are rights to receive a cash payment of an amount per share determined by the Compensation Committee and specified in the Option document, in lieu of exercising a nonqualified stock option. The tandem cash right cash payment amount per share is limited to not more than the fair market value of a share at the time of exercise over the fair market value of a share on the date of grant. Although provided for under the 2021 Plan, we have not previously granted, nor do we currently intend to grant, any such tandem cash rights under the 2021 Plan. Individuals who receive Options are referred to as “Optionees.”

Eligibility. Our employees, and officers as well as consultants and employees of our participating subsidiaries, as well as our nonemployee directors, are eligible to receive Options under the 2021 Plan. Based on the Compensation Committee’s current grant guidelines, the number of employees, directors and Officers, who we expect to be eligible to participate in the 2021 Plan after closing of the Mergers is approximately 139. The basis for participation in the 2021 Plan is the Compensation Committee’s decision, in its sole discretion, that an award of Options to an eligible participant will further the 2021 Plan’s purposes of retaining valued employees, officers and directors by offering them a greater stake in the Company’s success and a closer identity with it, and attracting individuals whose services would be helpful to the Company and would contribute to its success. In exercising its discretion, the Compensation Committee will consider the recommendations of management and the purpose of the 2021 Plan. The maximum number of shares of Common Stock subject to awards granted during a single fiscal year to any director, together with any cash fees paid to such director during the fiscal year shall not exceed a total value of $175,000 (calculating the value of any awards based on the grant date fair value for financial reporting purposes). Employees other than officers are eligible to receive tandem cash rights under the 2021 Plan. ISOs may only be granted to employees of our company and our subsidiaries.

Shares Subject to the Plan. The aggregate number of shares that may be issued under the 2021 Plan is no more than 10,000,000 shares of Common Stock plus the remaining number of shares of Common remaining in the 2013 Plan, which in total would leave no more than 11,002,604 shares of Common Stock to be issued, subject to adjustment in the event of certain corporate events. Shares deliverable under the 2021 Plan may consist of either treasury shares or originally issued shares. If an Option granted under the 2021 Plan is forfeited, terminates or expires without having been exercised in full, the shares subject to such Option will be available again for grant under the 2021 Plan. The following shares may not again be made available for issuance under the 2021 Plan: (i) shares not issued or delivered as a result of a “cashless exercise” or shares used to pay the exercise price, (ii) shares withheld to satisfy any tax withholding liabilities of a participant or (iii) shares repurchased on the open market with the proceeds of the option exercise price. As of March 31, 2021, the fair market value of a share of Class A common stock was $5.80.

Termination of the Plan. The 2021 Plan will terminate automatically on the 10-year anniversary of the effective date of the 2021 Plan. No award shall be granted pursuant to the 2021 Plan after such date but awards theretofore granted may extend beyond that date.

Administration. The 2021 Plan will be administered by the Compensation Committee but may be administered by any other committee or subcommittee designated by the Board, provided such committee or subcommittee is composed of two or more nonemployee members of the Board. The Compensation Committee may, in its discretion, delegate its authority under the 2021 Plan to any person, persons or committee. Our Board is responsible for granting awards under the 2021 Plan to nonemployee directors.

The Compensation Committee has the authority to interpret the terms of the 2021 Plan, prescribe, amend and rescind rules and regulations of the 2021 Plan and make all other determinations necessary or advisable for the administration of the 2021 Plan. It also has the authority to select individuals to whom awards will be granted, to determine the terms and conditions of awards (other than the terms and conditions of Options granted to nonemployee directors, which terms will be determined by the Board) and to determine the number of shares issuable upon exercise of each Option. Under certain circumstances, the Compensation Committee may have the power to accelerate the vesting date of outstanding Options.

Rights as a Stockholder. An Optionee will not have any rights as a stockholder with respect to any shares underlying their Options until the Option is exercised and the Optionee has paid the full purchase price and any applicable taxes relating to such exercise.

Exercise Price. The exercise price for each Option will be determined by the Compensation Committee but will not be less than 100% of the fair market value of a share on the date of grant for any Option.

Method of Exercise. Options will be exercisable, and the payment of the exercise price will be made, in such manner as determined by the Compensation Committee including by cashless exercise whereby we withhold shares to cover the exercise price and taxes instead of selling those shares into the market.

Limits on Exercisability. No Option will be exercisable after the expiration of up to ten years from the date an Option is granted. Options will be exercisable at such times as determined by the Compensation Committee, but generally an Option will expire on the first to occur of: (i) 90 days after the date of a termination of employment for any reason other than disability or death; (ii) one year (unless a longer period is established by the Compensation Committee) after the date of termination of employment due to death or disability.

Cash Rights. As described above, the 2021 Plan provides that the Compensation Committee may, in its sole discretion, give an Optionee the right to receive a cash payment of an amount per share determined by the Compensation Committee and specified in the Option document, in lieu of exercising a nonqualified stock option. Such rights are subject to the same vesting, expiration and transferability terms as the Options to which they are attached. Tandem cash rights may only be granted in connection with Options and may not be exercised separately. The per share cash payment amount for tandem cash rights provided under the 2021 Plan is limited to not more than the fair market value of a share at the time of exercise over the fair market value of a share on the date of grant.

Transferability. In general, Options are not transferable by the Optionee except by will or by the laws of descent and distribution, and, during the lifetime of the Optionee, Options may be exercised only by the Optionee or for the Optionee’s benefit by the Optionee’s attorney-in-fact or guardian. However, the 2021 Plan provides that the Compensation Committee may, in its discretion, provide that Options may be transferred to a Family Member (as defined in the 2021 Plan by reference to in General Instruction A.1(a)(5) to Form S-8 under the Securities Act of 1933) of the Optionee, provided that such transfer is without consideration.

Termination of Employment. Except as otherwise provided by a retirement policy or in an applicable award or employment or other agreement, upon termination of employment, all awards that are then still subject to restrictions or that have not vested will be forfeited.

Withholding. Unless otherwise determined by the Compensation Committee, generally any tax liabilities incurred by employees in connection with the exercise of a nonqualified stock option will be satisfied by our withholding a portion of the shares underlying the Option that have a fair market value approximately equal to the minimum amount of taxes required to be withheld by us under applicable law. Subject to certain conditions specified in the 2021 Plan, an Optionee may elect to have taxes withheld in excess of the minimum amount required to be withheld or may satisfy his or her tax withholding in cash. Tax liabilities incurred in connection with the exercise of an ISO will be satisfied by the Optionee’s payment to us of an amount in cash equal to all taxes required to be withheld, unless otherwise determined by the Compensation Committee.

Adjustments. If shares are exchanged for a different number or kind of shares of our company through merger, recapitalization, stock dividend, stock split or other similar capital adjustments, the Board will make such adjustments as it deems appropriate. The Board’s determination will be binding for all purposes of the 2021 Plan. The Board or Compensation Committee may not reduce the exercise price of an outstanding Option without stockholder approval, except as described in this paragraph.

Terminating Events. In the event of a change in control of our company, all outstanding Options and stock appreciation rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or stock appreciation rights, and/or the restricted period shall expire immediately with respect to 100% of the outstanding shares of restricted stock or restricted stock units. The Compensation Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such awards based upon the price per share of Common Stock received or to be received by other stockholders of the Company in the event. In the case of any Option or stock appreciation right (“SAR”) with an exercise price (or SAR exercise price in the case of a stock appreciation right) that equals or exceeds the price paid for a share of Common Stock in connection with the change in control, the Compenation Committee may cancel the Option or stock appreciation right without the payment of consideration therefor. A change in control means (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any person that is not a subsidiary of the Company; (b) The incumbent directors cease for any reason to constitute at least a majority of the Board; (c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (d) The acquisition by any person of beneficial ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of the 2021 Plan, the following acquisitions shall not constitute a change in control: (A) any acquisition by the Company or any affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an award held by a particular participant, any acquisition by the participant or any group of persons including the participant (or any entity controlled by the participant or any group of persons including the participant); or (E) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s stockholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination, and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company; and (iii) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

Amendment or Termination. The 2021 Plan may be amended by our Board or the Compensation Committee and may be terminated by our Board at any time, provided that amendments to change the class of individuals eligible to receive ISOs, extend the expiration date of the 2021 Plan, decrease the minimum exercise price of an ISO or increase the maximum number of shares for which Options may be granted (other than as a result of adjustments due to certain corporate events) are not effective unless stockholder approval is obtained within twelve months before or after such action. Stockholder approval will be obtained for an 2021 Plan amendment if it is determined to be required by or advisable under applicable law, regulation, or NASDAQ Capital Market rules.

New Plan Benefits. Future grants of Options, if any, that will be made to eligible employees are subject to the discretion of the Compensation Committee and, therefore, are not determinable at this time.

TAX CONSEQUENCES

The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to Options granted under the 2021 Plan. This summary deals with the general tax principles that apply to Options and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.

Nonqualified Options. The grant of a nonqualified option will not be a taxable event. The Optionee generally will recognize ordinary income upon exercise of the nonqualified Option, in an amount equal to the excess of the fair market value of the shares received at the time of exercise (including option shares withheld by us to satisfy tax withholding obligations) over the exercise price of the nonqualified Option, and we will be allowed a deduction in this amount. Upon disposition of the shares received upon exercise, the Optionee will recognize long-term or short-term capital gain or loss, depending upon the length of time he or she held such shares. The amount of long-term or short-term capital gain or loss recognized by the Optionee upon disposition of the shares will be an amount equal to the difference between the amount realized on the disposition and the Optionee’s basis in the shares (which basis is ordinarily the fair market value of the shares on the date the Option was exercised). Special tax rules may apply if an Optionee uses previously owned shares to pay the exercise price of an Option.

Incentive Stock Options. Neither the grant nor the exercise of an ISO will be a taxable event, except that the alternative minimum tax may apply at the time of exercise. The Optionee will recognize long-term capital gain or loss on a disposition of shares acquired upon exercise of an ISO provided the Optionee does not dispose of such shares within two years from the date the ISO was granted and within one year after the shares were transferred to the Optionee. For purposes of determining such gain or loss, the Optionee’s basis in such shares will, in general, be the exercise price of such Option. If the Optionee satisfies both of the holding periods described above, then we will not be allowed a deduction by reason of the exercise of the ISO. If the Optionee disposes of the shares acquired upon exercise before satisfying the holding period requirements discussed above (a “disqualifying disposition”), his or her gain recognized on the disqualifying disposition will be taxed as ordinary income to the extent of the difference between the fair market value of the shares on the date of exercise and exercise price of such Option, and we will be entitled to a deduction in this amount. The gain (if any) in excess of the amount recognized as ordinary income on a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the recipient held the shares.

VOTE REQUIRED; RECOMMENDATION OF OUR BOARD OF DIRECTORS

Stockholder approval of this Proposal III requires a “FOR” vote from the holders of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal. Broker non-votes, if any, will have no effect.

The Board recommends that the Company’s Stockholders vote “FOR” the proposal to approve the Crexendo, Inc. 2021 Equity Incentive Plan.

EXECUTIVE OFFICERS

The name, age, position and a brief account of the business experience of each of our executive officers as of March 31, 2021 are set forth below:

Name	Age	Position
Steven G. Mihaylo	77	Chief Executive Officer and Chairman of the Board
Doug Gaylor	55	Chief Operating Officer and President
Ron Vincent	45	Chief Financial Officer
Jon Brinton	56	Chief Revenue Officer

Steven G. Mihaylo

Biographical information for Mr. Mihaylo is set forth above under “Board of Directors”.

Doug Gaylor

Mr. Gaylor has served as our President and Chief Operating Officer (COO) since May 2012. Prior to ascending to the role of President, Mr. Gaylor was Vice President of Sales for the company, a position he held since joining the company in 2009. Mr. Gaylor’s 30+ years in the telecom industry have all been focused on sales, business development, and executive management with publicly held telecommunications companies making him a subject matter expert in UCaaS, call center, and collaboration.

Prior to joining Crexendo, Mr. Gaylor held positions of increasing responsibility, culminating with the position of Sr. Vice President, at Inter-Tel/Mitel where he was originally hired in 1987. Mr. Gaylor was responsible for overseeing the sales efforts in the Western United States where he was ultimately responsible for the activities of approximately 200 sales representatives. Under his leadership yearly sales for his region reached over $175 million annually. Mr. Gaylor holds a Bachelors of Arts in Communications from the University of Houston. He is an active Board Member for multiple non-profit organizations specializing in education and community support.

Ron Vincent

Mr. Vincent has served as our Chief Financial Officer since April 2012. Prior to joining the Company, Mr. Vincent was employed by Ernst & Young, LLP (EY), as an audit senior manager, which concluded his fourteen year professional career as an auditor. Mr. Vincent received a Bachelor of Science in Business from Indiana University (Bloomington), Kelly School of Business in 1998 and a Master of Business Administration degree from the University of Phoenix. Mr. Vincent is a licensed Certified Public Accountant in the state of Arizona.

Jon Brinton

Mr. Brinton has served as our Chief Revenue Officer since November 2020. Mr. Brinton is a seasoned technology executive with over 25 years of industry experience and a strong history of delivering growth and goal achievement. He is responsible for overseeing the strategy, performance, and alignment of revenue-generating operations for Crexendo. Mr. Brinton’s role is to lead the growth and adoption of Crexendo’s Software as a Service Solutions and Cloud platform for Unified Communications, Collaboration, and Customer Experience.

Prior to joining Crexendo, Mr. Brinton most recently served as the Vice President of North America Channel for Avaya. In addition, Mr. Brinton has also served in various Senior Executive roles at Mitel. A highlight of his Mitel experience was leading the Cloud Division at Mitel from its formation in 2011 for six years to attain the number #2 Global Market share position for UCaaS Users globally. Mr. Brinton also served as President of the companies Network Services Division and held Senior Executive roles managing the Contact Center line of business, amongst other responsibilities. Prior to joining Mitel through its acquisition of Inter-Tel,  Mr. Brinton served as President of the NetSolutions Division at Inter-Tel, where he led its expansion to become a 50 state US CLEC business, amongst other Senior management roles. Before joining Inter-Tel, he was the President and primary stockholder of Network Services Agency, Inc., a telecommunications Agency business representing various US telecommunications providers. Inter-Tel acquired this business in 1999. Mr. Brinton holds a Bachelor of Science degree from Grand Canyon University.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

The overall objective of our executive compensation program is to help create long-term value for our stockholders by attracting and retaining talented executives, rewarding superior operating and financial performance, and aligning the long-term interests of our executives with those of our stockholders. Accordingly, our executive compensation program incorporates the following principles:

●
We believe that retaining experienced, competent, goal-oriented executives and minimizing executive turnover is in our stockholders’ best interests;
●
We believe that a portion of our executives’ compensation should be tied to measures of performance of our business as a whole and that such measures of performance should be non-discretionary;
●
We believe that a portion of our executives’ compensation should be tied to measures of performance within each executive’s specific job responsibilities and that those measures should be as non-discretionary as possible;
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We believe that the interests of our executives should be linked with those of our stockholders through the risks and rewards of owning our common stock;
●
We believe that a meaningful portion of each executive’s long-term incentives, and merit increases will vary based upon individual performance;
●
We believe that each executive’s performance against corporate and individual objectives for the previous year should be periodically reviewed, and that the difficulty of achieving desired results in any particular year must be considered; and
●
We believe that we should consider the ability of each executive to support our long-term performance goals; as well as each executive’s ability to fulfill his or her management responsibilities and his or her ability to work with and contribute to our executive management team.

Executive Compensation Procedures

In conjunction with our efforts to achieve the executive compensation objectives and implement the underlying compensation principles described above, we follow the procedures described below:

Role of the Compensation Committee

The Compensation Committee periodically requests and receives survey data from our human resource department on the compensation levels and practices of companies that need executive officers with skills and experience similar to what we require, companies that are in the same or similar industries as us, and companies with market capitalizations and revenues similar to us. The Compensation Committee uses this broad based survey information as a check on whether our compensation packages are consistent with current industry practices and are at a level that will enable us to attract and retain capable executive officers. We did not retain the services of a compensation consulting firm in 2020.

With respect to executives other than the Chief Executive Officer, the Compensation Committee seeks and receives recommendations from the Chief Executive Officer with respect to performance and appropriate levels of compensation. The Committee does not request or accept recommendations from the Chief Executive Officer concerning his own compensation.

The Compensation Committee’s conclusions and recommendations on the compensation packages for our executive officers are based on the total mix of information from the sources described above, as well as the Committee Members’ general knowledge of executive compensation practices and their personal evaluations of the likely effects of compensation levels and structure on the attainment of our business and financial objectives.

Each year, our senior management prepares a business plan and establishes goals for our company. The Compensation Committee reviews, modifies (if necessary), occasionally sets, and ultimately approves these goals, which are then incorporated into the company’s business plan. Periodically throughout the year, the Compensation Committee compares Company goals against actual circumstances and accomplishments. The Compensation Committee may revise the Company’s goals and business plan if they determine that circumstances warrant.

The Compensation Committee relies on its judgment in making compensation recommendations and decisions after reviewing our company’s overall performance and evaluating each executive’s performance against established goals, leadership ability, responsibilities within the company, and current compensation arrangements. The compensation program for named executive officers (“NEOs”) and the Compensation Committee assessment process are designed to be flexible so as to better respond to the evolving business environment and individual circumstances.

The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Compensation Committee consisting of one or more members of the committee. In particular, the Compensation Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the committee who are (a) “Non-Employee Directors” for the purpose of Rule 16b-3 under the Exchange Act, as in effect from time to time, and (b) “outside directors” for the purposes of Section 162(m) of the Internal Revenue Code, as in effect from time to time.

Elements of our Compensation Programs: What our Compensation Programs are Designed to Award and Why We Choose Each Element

Elements of Compensation. We implement the executive compensation objectives and principles described above through the use of the following elements of compensation, each of which is described in greater detail below:

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Base Salary

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Non-equity Incentive Bonus Plan

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Stock Options and Stock Awards

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Discretionary Bonuses

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Retirement Benefits

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Other Personal Benefits

The Compensation Committee evaluates overall compensation levels for each NEO in relation to other executives within our company and in relation to the NEO’s prior year compensation. The Compensation Committee also considers competing offers made to NEOs, if any. The Compensation Committee considers each element of compensation collectively with the other elements when establishing the various forms and levels of compensation for each NEO. The Compensation Committee approves compensation programs which it believes are competitive with our peers, such that the combination of base pay and performance-based bonuses results in an aggregate rate of cash salary, bonus compensation, equity awards and other benefits for our NEOs within competitive market standards.

In determining long-term equity awards to executives, the Compensation Committee considers total equity awards available under the Plan, the number of equity awards to be granted to each executive in relation to other executives, the overall compensation objective for each executive, and the number and type of awards to executives in prior years.

Base Pay. Base salaries of the NEOs are set at levels that the Compensation Committee believes are generally competitive with our market peers so as to attract, reward, and retain executive talent. The Compensation Committee may opt to pay higher or lower amounts depending on individual circumstances. The Compensation Committee sets the base pay of the Chief Executive Officer and the other NEOs. Annual adjustments are influenced by growth of our operations, revenues and profitability, individual performance, changes in responsibility, and other factors. The table below summarizes base pay for our NEOs as of December 31, 2020:

Name	Base Pay	Position
Steven G. Mihaylo	$-	Chief Executive Officer and Chairman of the Board
Doug Gaylor	$275,000	Chief Operating Officer and President
Ron Vincent	$205,000	Chief Financial Officer
Jon Brinton	$205,000	Chief Revenue Officer

Non-equity Incentive Bonus Plan. We have utilized incentive bonuses to reward performance achievements and have in place annual target incentive bonuses for certain of our executive officers, payable either in whole or in part, depending on the extent to which the financial performance goals set by the Compensation Committee are achieved. During fiscal 2020, the target bonus amount for Messrs. Gaylor and Vincent was $33,750.

Under our 2020 Profit Sharing Plan, incentive bonuses for all of the participants, including the participating NEOs, were determinable based upon four measures of corporate financial performance. The four performance target are; (a) The revenue for the year ended December 31, 2020 must exceed the budgeted revenue approved by the Board; (b) adjusted EBITDA must exceed the budgeted adjusted EBITDA approved by the board; (c) sales bookings for the year ended December 31, 2020 must exceed budgeted Sales Bookings approved by the board; and (d) completion of an asset or business acquisition during the year ended December 31, 2020. If the requirements of (a-c) are met individually, there shall be an award pool of sixty thousand ($60,000) for each performance target achieved during the year ended December 31, 2020, to be allocated to participants based on the participant’s proportionate share. If the requirement of (d) is met, there shall be an award pool based on the acquired annual revenue for each asset or business combination completed during the year ended December 31, 2020. An amount of $20,000 per $1M of acquired annualized revenue up to $5 million of acquired annualized revenue; plus $10,000 per $1M of acquired annualized revenue above $5M will be placed in the award pool to be allocated to participating executives based on the participant’s proportionate share. The Compensation Committee selected these performance goals because it believed that these measures aligned with the 2020 priorities for our business and reflected value generated for our stockholders, and therefore relying on these goals for the determination of the bonuses tied payment of bonuses to creation of stockholder value.

For the total revenue, adjusted EBITDA, and sales bookings financial performance components the Compensation Committee established a target in which the participating executive could earn between zero and 100% ratably. The revenue, adjusted EBITDA, and sales bookings targets were as follows:

Performance Measures	Target
($ in thousands)
Revenue	$16,209
Adjusted EBITDA	$2,131
Sales bookings	$13,879
Percent attainment of the Target Bonus Amount	100%

The table below illustrates the minimum, target, and maximum bonus amounts potentially payable to our named executive officers under the 2020 Profit Sharing Plan for the total revenue, adjusted EBITDA, and sales bookings financial performance components (there is no target or maximum for the acquisition component):

Name	Minimum	Target	Maximum
Douglas Gayor	$-	$33,750	$33,750
Ron Vincent	$-	$33,750	$33,750

At the time that the 2020 Profit Sharing Plan was developed, the Compensation Committee believed that these targets presented achievable goals, but were not necessarily certain, and achievement depended upon successful execution of our business plan. Bonuses are reviewed and approved by the Compensation Committee, which determined the performance and operational criteria necessary for award of such bonuses. The actual bonus amount earned by each participating executive was determined by the Compensation Committee based upon attainment of the performance criteria after our 2020 financial results were reviewed and approved by the Audit Committee of the Board. Applying the formula described herein to our 2020 financial performance, the Compensation Committee determined that for the year ended December 31, 2020, the only measure the Company achieved was (a) The revenue for the year ended must exceed the budgeted revenue approved by the Board. Accordingly, the Compensation Committee authorized and approved a payment of $60,000 of annual bonuses to the 2020 Profit Sharing Plan participants, including our named executive officers. Messrs. Gaylor and Vincent received bonuses of $11,250 and $11,250, respectively, which represents approximately 4%, and 5% of their annual base salary in 2020.

Stock Options and Stock Awards. The Compensation Committee grants discretionary, long-term equity awards to our NEOs under the Plan. These awards have historically been in the form of stock options and restricted stock units. The Compensation Committee believes that stock options and stock awards align the interests of NEOs with the interests of our stockholders and will incentivize the NEOs to provide stockholder value. The Compensation Committee believes that such grants provide long-term performance-based compensation, help retain executives through the vesting periods, and serve to align management and stockholder interests. In making awards under the Plan, the Compensation Committee considers grant size. Options and restricted stock units vest only to the extent that the NEO remains a company employee through the applicable vesting dates, typically monthly over three years. We believe the three year vesting schedule assists in retaining executives and encourages the NEOs to focus on long-term performance.

We have granted stock options to our NEOs with an exercise price equal to the closing price per share on the date of the grant. We do not grant options with an exercise price below 100% of the trading price of the underlying shares of our common stock on the date of grant. Stock options only have a value to the extent the value of the underlying shares on the exercise date exceeds the exercise price. Accordingly, stock options provide compensation only if the underlying share price increases over the option term and the NEO’s employment continues with us until the vesting date.

In granting stock options and restricted stock units to the NEOs, we also consider the impact of the grant on our financial performance, as determined in accordance with accounting guidance. For share-based equity awards, we record expense in accordance with applicable accounting guidance. The amount of expense we record pursuant to accounting guidance may vary from the corresponding compensation value we use in determining the amount of the awards.

Discretionary Bonuses. We have utilized discretionary bonuses to reward performance achievements for certain of our executive officers. Discretionary bonuses are approved by the Compensation Committee. During fiscal 2020, the Compensation Committee approved a discretionary bonus for named executive officers for the successful completion of our Form S-1 filing and capital raise. Messrs. Gaylor and Vincent received bonuses of $20,000 and $20,000, respectively, which represents approximately 7%, and 10% of their annual base salary in 2020.

Retirement and Other Personal Benefits. All of our NEOs receive similar retirement and other personal benefits. We sponsor the Crexendo, Inc. Retirement Savings Plan (the “401(k) Plan”) for eligible employees. Our NEOs participate in the 401(k) Plan. The 401(k) Plan is a broad-based, tax-qualified retirement plan under which eligible employees, including the NEOs, may make annual pre-tax salary reduction contributions, subject to the various limits imposed under the Internal Revenue Code of 1986, as amended (the “Code”). We make matching contributions under the 401(k) Plan on behalf of eligible participants, including the NEOs, at the rate of 100% of the first one percent and 50% of each additional percentage of each participating NEO’s salary up to a six percent deferral, with a two-year vesting schedule for the matched portion. Matching contributions are not subject to non-discrimination requirements imposed by the Code. The 401(k) Plan is intended to help us attract and retain qualified executives through the offering of competitive employee benefits. We do not maintain any other pension or retirement plans for the NEOs.

We provide other traditional benefits and limited perquisites to our NEOs in order to achieve a competitive pay package as detailed in the Summary Compensation Table. The Compensation Committee believes that these benefits, which are detailed in the Summary Compensation Table under the heading “All Other Compensation”, are reasonable, competitive, appropriate, and consistent with our overall executive compensation program. Other than our company’s contributions to the 401(k) Plan, these benefits consist principally of personal automobile reimbursements, country club dues, and gym memberships.

Compensation of Steven G. Mihaylo, Chief Executive Officer. Mr. Mihaylo is primarily responsible for the general management of our NEOs. Mr. Mihaylo does not receive a base salary, however, the Company does pay for insurance premiums which is reported as compensation. Mr. Mihaylo does not participate in any non-equity incentive plans, but is eligible to receive stock option awards or other equity compensation. The Compensation Committee believes Mr. Mihaylo’s interests are directly aligned with the interests of our stockholders because of Mr. Mihaylo’s significant equity holdings in our company and his eligibility to participate in stock option awards or other equity compensation similar to Messrs. Gaylor, Vincent, and Brinton.

Compensation of Doug Gaylor, President and Chief Operating Officer. Mr. Gaylor has general responsibility for our operations and investor relations activities. Mr. Gaylor receives a base salary similar to the other NEOs. Mr. Gaylor also receives retirement and other personal benefits similar to the other NEOs. Mr. Gaylor receives stock options or other equity compensation similar to Messrs. Mihaylo, Vincent, and Brinton.

Compensation of Ron Vincent, Chief Financial Officer. Mr. Vincent has general responsibility for our accounting, finance, investor relations activities, and human resource functions. Mr. Vincent receives a base salary similar to the other NEOs. Mr. Vincent also receives retirement and other personal benefits similar to the other NEOs. Mr. Vincent receives stock options or other equity compensation similar to Messrs. Gaylor, Mihaylo, and Brinton.

Compensation ofJon Brinton, Chief Revenue Officer. Mr. Brinton has general responsibility for our sales functions. Mr. Brinton receives a base salary similar to the other NEOs. Mr. Brinton also receives retirement and other personal benefits similar to the other NEOs. Mr. Brinton receives stock options or other equity compensation similar to Messrs. Mihaylo, Gaylor, and Vincent.

Deductibility of Executive Compensation. Section 162(m) of the Code generally imposes a $1 million annual limit on the amount that a public company may deduct for compensation paid to its chief executive officer during a tax year or to any of its two other most highly compensated executive officers who are still employed at the end of the tax year. In the case of tax years commencing before 2018, the limit did not apply to compensation that met the requirements of Code Section 162(m) for “qualified performance-based” compensation (i.e., compensation paid only if the executive meets pre-established, objective goals based upon performance criteria approved by the stockholders). Section 162(m) was amended in December 2017 by the Tax Cuts and Jobs Act to eliminate the exemption for performance-based compensation (other than with respect to payments made pursuant to certain “grandfathered” arrangements entered into prior to November 2, 2017) and to expand the group of current and former executive officers who may be covered by the deduction limit under Section 162(m).

The Compensation Committee reviews and considers executive compensation under Section 162(m) of the Internal Revenue Code. In certain situations, the Compensation Committee may approve compensation that will not be deductible under the requirements of Code Section 162(m) in order to ensure competitive levels of total compensation for our executive officers. For the years ended December 31, 2020 and 2019, the compensation paid to the NEOs did not exceed the limitations imposed by Code Section 162(m).

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of our NEOs for the year ended December 31, 2020 (marked as “2020” in the year column), and for the year ended December 31, 2019 (marked as “2019” in the year column).

Name and Principal Position	Year	Salary	Discretionary Bonus (1)	Stock Awards (2)	Option Awards (2)	Non-Equity Incentive Plan (3)	All Other Compensation	Total Compensation
Steven Mihaylo (4)	2020	$5,100	$-	$-	$440,220	$-	$7,521	$452,841
Chief Executive Officer	2019	$4,007	$-	$-	$60,744	$-	$7,276	$72,027

Doug Gaylor (5)	2020	$258,847	$20,000	$76,500	$291,075	$11,250	$21,179	$678,851
Chief Operating Officer & President	2019	$233,654	$-	$-	$60,744	$37,500	$17,553	$349,451

Ron Vincent (5)	2020	$201,729	$20,000	$57,375	$291,075	$11,250	$18,998	$600,427
Chief Financial Officer	2019	$175,962	$-	$33,750	$-	$37,500	$15,970	$263,182

Jon Brinton (5)	2020	$19,712	$-	$-	$392,800	$-	$275	$412,787
Chief Revenue Officer	2019	$-	$-	$-	$-	$-	$-	$-

(1)
The amounts shown in the “Discretionary Bonus” column represent discretionary bonuses approved by the Compensation Committee.
(2)
The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of the options and restricted stock units granted to the NEOs, computed in accordance with accounting guidance. Estimates of forfeitures related to service-based vesting conditions have been disregarded. The assumptions used in the calculation of these amounts are included in notes to our consolidated financial statements for the year ended December 31, 2020, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2021.
(3)
The amounts shown in the “Non-equity Incentive Plan” column represent the non-equity incentive bonus earned under the 2020 Profit Sharing Plan.
(4)
All other compensation for Mr. Mihaylo consists of country club dues.
(5)
All other compensation for Messrs. Gaylor, Vincent, and Brinton consists primarily of matching contributions to the 401(k) Plan, automobile allowance, country club dues, gym memberships, and other miscellaneous benefits, none of which exceeded $10,000.

Outstanding Equity Awards as of December 31, 2020

The table below provides information on the holdings of stock options and stock awards by the NEOs as of December 31, 2020.

	Option Awards				Stock Awards

Name	Number of Securities of Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Steven Mihaylo	150,000	-	$5.90	5/17/2021	-	$-
	191,678	-	$4.08	3/1/2022	-	$-
	140,000	-	$3.19	3/4/2021	-	$-
	24,376	15,624(2)	$2.25	2/12/2026	-	$-
	4,986	15,014(4)	$4.25	3/12/2027	-	$-
	5,540	94,460(5)	$6.26	10/21/2027	-	$-

Doug Gaylor	25,000	-	$5.90	5/17/2021	-	$-
	50,000	-	$3.55	5/15/2022	-	$-
	50,000	-	$2.45	3/18/2023	-	$-
	90,000	-	$1.11	12/31/2022	-	$-
	25,000	-	$1.56	3/7/2024	-	$-
	41,134	3,866(1)	$2.93	3/9/2025	-	$-
	24,376	15,624(2)	$2.25	2/12/2026	-	$-
	-	-	$-		13,502	$93,569(6)
	4,155	70,845(5)	$6.26	10/21/2027	-	$-

Ron Vincent	25,000	-	$3.55	5/15/2022	-	$-
	50,000	-	$2.45	3/18/2023	-	$-
	25,000	-	$1.56	3/7/2024	-	$-
	31,993	3,007(1)	$2.93	3/9/2025	-	$-
	-	-	$-		5,836	$40,443(3)
	-	-	$-		10,126	$70,173(6)
	4,155	70,845(5)	$6.26	10/21/2027	-	$-

Jon Brinton	2,770	97,230(7)	$6.32	11/16/2027	-	$-

(1)
Remaining unexercisable options vest ratably on a monthly basis through March 9, 2021.
(2)
Remaining unexercisable options vest ratably on a monthly basis through February 12, 2022.
(3)
Remaining restricted stock units vest ratably on a monthly basis through February 12, 2022.
(4)
Remaining unexercisable options vest ratably on a monthly basis through March 12, 2023.
(5)
Remaining unexercisable options vest ratably on a monthly basis through October 21, 2023.
(6)
Remaining restricted stock units vest ratably on a monthly basis through March 12, 2023.
(7)
Remaining unexercisable options vest ratably on a monthly bases through November 16, 2023.

Option Exercises and Stock Vested

The following table presents information about the exercise of stock options and vesting of stock awards by NEOs during the year ended December 31, 2020.

	Option Awards		Stock Awards

Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Steven Mihaylo	20,000	$2,000	-	$-
Doug Gaylor	210,000	$612,550	4,498	$29,864
Ron Vincent	200,000	$693,500	8,373	$52,912

Equity Compensation Plan Information

The following table presents information about our common stock that was issuable upon the exercise of options, warrants and rights under existing equity compensation plans as of December 31, 2020.

Plan Category	Number of Securities To Be Issued Upon Exercise Of Outstanding Options	Weighted-average Exercise Price Of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a)
	(a)	(b)	(c)
Equity Compensation Plans Approved By Securities Holders	3,036,228	$3.36	1,002,604
Equity Compensation Plans Not Approved By Securities Holders	-	-	-
Total	3,036,228	$3.36	1,002,604

Potential Payments upon Termination or Change-in-Control

Acceleration of Vesting of Options and Other Stock Awards upon Change in Control. All outstanding stock options awarded to the NEOs become fully vested upon a “change in control,” without regard to whether the NEO terminates employment in connection with or following the change in control.

If a change in control results in acceleration of vesting of an NEO’s otherwise unvested stock options and other stock awards, and if the value of such acceleration exceeds 2.99 times the NEO’s average W-2 compensation from employment with the company for the five taxable years preceding the year of the change in control (the “Base Period Amount”), the acceleration would result in an excess parachute payment under Code Section 280G equal to the value of such acceleration which is in excess of the NEO’s average W-2 compensation from employment with the company for the five taxable years preceding the year of the change in control. An NEO would be subject to a 20% excise tax under Code Section 4999 on any such excess parachute payment and we would be unable to deduct the excess parachute payment.

________________________

PROPOSAL IV
THE APPROVAL AND ADOPTION OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK FROM 25,000,000 TO 50,000,000 SHARES OF COMMON STOCK
________________________

The Board of Directors believes it is in the best interest of the Company to increase the number of shares of Common Stock authorized for issuance by 25,000,000 shares of Common Stock, bringing the total number of shares of Common Stock authorized to 50,000,000 shares. These shares do not offer any preemptive rights. The text of the proposed Certificate of Amendment is attached hereto as Annex C (the “Certificate of Amendment”). There is no proposed change in Preferred Stock.

The Certificate of Amendment was adopted by our Board of Directors on April 12, 2021 and is being presented to our stockholders for approval.

REASONS FOR THE INCREASE

Our Board of Directors believes that it is required to have additional authorized shares of common stock to complete the Transactions with NetSapiens pursuant to the Merger Agreement. In addition, our Board believes it is advisable to have additional authorized shares of common stock available for possible future financings, acquisition transactions, joint ventures, and other general corporate purposes. Although such issuance of additional shares with respect to the Mergers or any future financings and acquisitions could dilute existing stockholders, the Board believes that such transactions would increase the overall value of the Company to its stockholders. There are certain advantages and disadvantages of an increase in our authorized common stock.

The advantages include:

●
The ability to have sufficient authorized shares to complete the Transactions with NetSapiens pursuant to the Merger Agreement, which is described in detail in Proposal I.
●
The ability to raise capital by issuing capital stock under financing transactions.
●
The ability to have adequate authorized shares of common stock available to pursue business expansion opportunities, if any.

The disadvantages include:

●
The issuance of authorized but unissued common stock could be used to deter a potential takeover of our Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with our Board of Directors’ desires. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of stock compared to the then-existing market price.

●
Stockholders or our common stock do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of our existing stockholders.

The additional shares of Common Stock for which authorization is sought in this proposal would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding.

Other than the need to issue shares to complete the Mergers as described under Proposal I, the Company has no arrangements, agreements, or understandings in place at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed Certificate of Amendment. The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board of Directors deems to be in the best interests of the Company and its stockholders.

Although an increase in the authorized shares of Common Stock could, under certain circumstances, have an anti-takeover effect, this proposal to adopt the amendment is not in response to any effort of which the Company is aware to accumulate our stock or obtain control of the Company. Nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

If the Company’s stockholders do not approve the increase in authorized shares of Common Stock, then the Company will not be able to complete the Transactions pursuant to the Merger Agreement or to increase the total number of authorized shares of Common Stock from 25,000,000 to 50,000,000, and therefore, the Company will be limited in its ability to use shares of Common Stock for financing, acquisitions or other general corporate purposes.

VOTE REQUIRED; RECOMMENDATION OF OUR BOARD OF DIRECTORS

Stockholder approval of this Proposal IV requires a “FOR” vote from the holders of a majority of issued and outstanding shares of common stock. Abstentions and broker non-votes will have the same effect as votes “against” this proposal.

The Board of Directors recommends that the Company’s Stockholders vote “FOR” the approval and adoption of an amendment to our Articles of Incorporation to increase the authorized number of shares of common stock from 25,000,000 to 50,000,000 shares of common stock.

———————
PROPOSAL V
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
———————

At the meeting we will ask our stockholders to ratify the appointment of Urish Popeck & Co., LLC (“Urish Popeck”) as our independent registered public accounting firm to audit our consolidated financial statements as of and for the year ending December 31, 2021. A representative of Urish Popeck may be present at the meeting, and will have the opportunity to make a statement if he or she desires to do so and to respond to appropriate questions.

Stockholder ratification of the selection of Urish Popeck as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board is submitting the selection of Urish Popeck to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain Urish Popeck as our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

VOTE REQUIRED; RECOMMENDATION OF OUR BOARD OF DIRECTORS

Stockholder approval of this Proposal V requires a “FOR” vote from the holders of the majority of shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be counted as represented and entitled to vote and will have the effect of a negative vote on the proposal.

The Board recommends that the Company’s Stockholders vote “FOR” the proposal to ratify the appointment of Urish Popeck as our independent registered public accounting firm for the year ending December 31, 2021.

AUDIT COMMITTEE REPORT

In accordance with the Audit Committee Charter adopted by our Board on December 3, 2003, the Audit Committee is responsible for reviewing and discussing our audited financial statements with management, discussing information with our independent registered public accounting firm relating to such firm’s judgments about the quality of our accounting policies and practices, recommending to our Board that the audited financials be included in our Annual Report on Form 10-K and overseeing compliance with the Securities and Exchange Commission requirements for disclosure of such firm’s services and activities. Currently the Audit Committee is comprised of Goergen, Puri and Williams. Our Board has determined that each of these persons is independent. The Audit Committee Charter is in compliance with all regulatory requirements, and is published on our website.

Our management has the primary responsibility for our financial statements as well as our financial reporting process, policies and internal controls. Our independent registered public accounting firm is responsible for performing an audit of our financial statements and expressing an opinion as to the fair presentation of such financial statements in accordance with U.S. generally accepted accounting principles. Our Audit Committee is responsible for, among other things, reviewing the results of the audit engagement with our independent registered public accounting firm; reviewing the adequacy, scope and results of the internal accounting controls and procedures; reviewing the degree of independence of our independent registered public accounting firm; reviewing the fees of such firm; and recommending the engagement of our independent registered public accounting firm to the full Board.

In this context, the Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2020 with management and our independent registered public accounting firm. The Audit Committee discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended. In addition, the Audit Committee received written confirmation, in accordance with standards of the Public Company Accounting Oversight Board, and discussed with our independent registered public accounting firm their independence from our company. The Audit Committee has also considered whether such firm’s provision of non-audit services to us is compatible with maintaining such firm’s independence.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by our management of and by our independent registered public accounting firm. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, policies and internal controls, that our financial statements are accurate, that the audit of such financial statements has been conducted in accordance with the standards of the Public Company Accounting Oversight Board or that our independent registered public accounting firm meets the standards for auditor independence.

Based on the review and discussions above, the Audit Committee recommended that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2020. The Audit Committee also selected Urish Popeck as Crexendo’s independent registered public accounting firm for the fiscal year ending December 31, 2021. The Board of Directors is recommending that the stockholders ratify this selection at the Annual Meeting.

Members of the Audit Committee

David Williams, Chairman
Todd Goergen
Anil Puri

The above report of the Audit Committee will not be deemed to be incorporated by reference to any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate the same by reference.

Fees of Independent Registered Public Accounting Firm

We have set forth below the aggregate fees paid or accrued for professional services rendered by Urish Popeck during the years ended December 31, 2020 and 2019. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	Year Ended December 31, 2020	Year Ended December 31, 2019
Audit Fees (1) (audit of our annual financial statements, review of our quarterly financial statements, review of our SEC filings and correspondence with the SEC)	$118,000	$128,250
Tax Fees (2)	38,750	38,948
Public Offering Fees (3)	33,100	-
M&A Consultation Fees (4)	8,159	-
	$198,009	$167,198

(1)
Audit Fees: Fees paid or accrued for professional services rendered for the audit and reviews of our financial statements filed with the SEC on Forms 10-K and 10-Q, and reviews of our correspondence with the SEC.
(2)
Tax Fees: Fees billed for the preparation of federal and state income tax returns and other tax consultation services.
(3)
Public Offering Fees: Fees paid for professional services rendered in relation to the Company’s public offering completed on September 28, 2020.
(4)
M&A Consultation Fees: Fees accrued for consultation and research related to a potential acquisition target.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally provides for the pre-approval of the scope of and fees for services in the defined categories of audit services, audit-related services, and tax services. Pre-approval is usually provided by the Audit Committee on a project-by-project basis before the independent registered public accounting firm is engaged to provide that service, and for de minimus projects only, pre-approval is provided with a not-to-exceed fee level determined for a group of such de minimus projects. The pre-approval of services may be delegated to the Chairman of the Audit Committee, but the decision must be reported to and ratified by the full Audit Committee at its next meeting.

ADDITIONAL INFORMATION

Stockholders Sharing The Same Address

We are sending only one copy of our annual report and proxy statement to stockholders who share the same address unless they have notified us that they want to continue receiving multiple copies. This practice is designed to reduce duplicate mailings and save significant printing and processing costs as well as natural resources.

If you received only one mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of receiving only one mailing for future mailings, please submit your request to our Corporate Secretary, Crexendo, Inc., 1615 South 52nd Street, Tempe, AZ, 85281, Attn: Investor Relations or call Jeffrey Korn in our Legal department at (623) 242-0002. We will promptly send additional copies of the annual report and/or proxy statement upon receipt of such request. You may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

Other Matters

We know of no other matters to be submitted for the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board of Directors may recommend.

By Order of the Directors /s/ Jeffrey G. Korn Jeffrey G. Korn, Secretary Dated: April 26, 2021

  Annex A

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

BY AND AMONG

CREXENDO, INC.

CREXENDO MERGER SUB, INC.

CREXENDO MERGER SUB, LLC

NETSAPIENS, INC.

AND

DAVID WANG,

AS STOCKHOLDER REPRESENTATIVE

March 5, 2021

Section 4.12 [Intentionally Omitted]	45

Section 4.13 Proxy Statement; Parent Stockholder Meeting.	45

Section 4.14 Record Retention	46

Section 4.15 Conduct of Business Prior to the Closing	46

ARTICLE V CLOSING CONDITIONS AND DELIVERABLES

Section 5.1Conditions to Each Party’s Obligation to Effect the Mergers	46

Section 5.2 Conditions to Obligations of Parent and Merger Subs	47

Section 5.3 Conditions to Obligations of Company	47

Section 5.4 Company Closing Deliverables	47

Section 5.5 Parent Closing Deliverables	48

ARTICLE VI TAX MATTERS

Section 6.1 Straddle Period Taxes	48

Section 6.2 Tax Returns	49

Section 6.3 Tax Proceedings	49

Section 6.4 Cooperation	49

Section 6.5 Post-Closing Actions	49

Section 6.6 Tax Treatment of Mergers	49

Section 6.7 Transfer Taxes	49

Section 6.8 Refunds	49

Section 6.9 Conflicts	49

ARTICLE VII POST-CLOSING INDEMNIFICATION

Section 7.1 Survival of Representations and Warranties	47

Section 7.2 Indemnification	47

Section 7.3 Limitations on Indemnification	51

Section 7.4 Indemnification Claim Procedures	52

Section 7.5 Third Party Claims	53

INDEX OF EXHIBITS

Annex
Description

Annex A
Certain Defined Terms

Exhibit
Description

Exhibit A
[Intentionally Omitted]
Exhibit B-1
Form of First Certificate of Merger
Exhibit B-2
Form of Second Certificate of Merger
Exhibit C
Form of Key Employee Employment Agreement
Exhibit D
Form of Exchange Documents
Exhibit E
Form of Joinder Agreement
Exhibit F
[Intentionally Omitted]
Exhibit G
[Intentionally Omitted]
Exhibit H
R&W Insurance Policy
Exhibit I
Company Principal Stockholders Voting and Support Agreement
Exhibit J
Parent Majority Stockholder Voting and Support Agreement

Schedule
Description

Schedule A
Key Employees
Schedule B
Knowledge Group
Schedule C
Net Working Capital
Schedule D
Accrued Employee Amounts
Schedule E
Two-Year License
Schedule
4.2(a) Continuing Employee Entitled to Severance
Schedule
4.2(b) Continuing Company Benefit Plans
Schedule
4.15 Exceptions to Negative Covenants
Schedule 5.4(d)
Retained Directors and Officers
Schedule
7.2(a)(C) Special Indemnification Matter

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION

THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (the “Agreement”) is made and entered into as of March 5, 2021 by and among Crexendo, Inc., a Nevada corporation (“Parent”), Crexendo Merger Sub, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of Parent (“Merger Sub I”), Crexendo Merger Sub, LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of Parent (“Merger Sub II” and, together with Merger Sub I, the “Merger Subs”), NetSapiens, Inc., a Delaware corporation (the “Company”), and David Wang, as stockholder representative of Contributing Equityholders (the “Stockholder Representative”). All capitalized terms that are used but not defined herein shall have the respective meanings ascribed thereto in Annex A.

WITNESSETH:

WHEREAS, the boards of directors or managers (as applicable) of each of Parent, the Merger Subs and the Company have determined that it would be advisable and in the best interests of each respective corporation or limited liability company (as applicable) and their respective stockholders or members (as applicable) that Parent acquire the Company through the statutory merger of Merger Sub I with and into the Company (the “First Merger”), and, as part of the same overall transaction, the Surviving Corporation in the First Merger would merge with and into Merger Sub II (the “Second Merger,” and together with the First Merger, the “Mergers”), pursuant to which Merger Sub II would continue as a wholly-owned subsidiary of Parent, in each case upon the terms and conditions set forth in this Agreement and in accordance with the applicable provisions of Delaware Law, and in furtherance thereof, have approved this Agreement, the Mergers and the other transactions contemplated by this Agreement and the Related Agreements (the “Transactions”);

WHEREAS, the board of directors of Parent has approved resolutions recommending that the holders of shares of Parent Common Stock approve the issuance of shares of Parent Common Stock in connection with the Mergers on the terms and subject to the conditions set forth in this Agreement (the “Parent Stock Issuance”);

WHEREAS, Parent, the Merger Subs and the Company desire to make certain representations, warranties, covenants and agreements, as more fully set forth herein, in connection with the Mergers and the other Transactions;

WHEREAS, it is intended that for U.S. federal income Tax purposes, the Mergers contemplated herein shall qualify as a “reorganization” within the meaning of Section 368(a) of the Code (as hereinafter defined);

WHEREAS,  as a condition to Parent, Merger Sub I and Merger Sub II entering into this Agreement, and incurring the obligations set forth herein, and as an inducement and in consideration for Parent, Merger Sub I and Merger Sub II to enter into this Agreement, concurrently with the execution and delivery of this Agreement, Parent is entering into a voting and support agreement, in the form attached as Exhibit I hereto, with certain Company Principal Stockholders pursuant to which, among other things, such Company Principal Stockholders have agreed, subject to the terms thereof, to vote all of such Company Principal Stockholders’ shares of Company Common Stock in accordance with the terms of such voting and support agreement (the “Company Principal Stockholders Voting and Support Agreement”); and

WHEREAS,  as a condition to the Company and the Stockholder Representative entering into this Agreement, and incurring the obligations set forth herein, and as an inducement and in consideration for the Company and the Stockholder Representative to enter into this Agreement, concurrently with the execution and delivery of this Agreement, the Company is entering into a voting and support agreement, in the form attached as Exhibit J hereto, with the Parent Majority Stockholder pursuant to which, among other things, such Parent Majority Stockholder has agreed, subject to the terms thereof, to vote all of such Parent Majority Stockholder’s shares of Parent Common Stock in accordance with the terms of such voting and support agreement (the “Parent Majority Stockholder Voting and Support Agreement”).

NOW, THEREFORE, in consideration of the mutual agreements, covenants and other premises set forth herein, the mutual benefits to be gained by the performance thereof, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and accepted, the parties hereto hereby agree as follows:

  ARTICLE I
 THE MERGERS

Section 1.1  The Mergers.

(a) At the First Effective Time, on the terms and subject to the conditions set forth in this Agreement, the First Certificate of Merger and the applicable provisions of Delaware Law, Merger Sub I shall merge with and into the Company, the separate corporate existence of Merger Sub I shall cease, and the Company shall continue as the surviving corporation and as a wholly-owned subsidiary of Parent (the “Surviving Corporation”).

(b) At the Second Effective Time, on the terms and subject to the conditions set forth in this Agreement, the Second Certificate of Merger and the applicable provisions of Delaware Law, the Surviving Corporation shall merge with and into Merger Sub II, the separate corporate existence of the Surviving Corporation shall cease and Merger Sub II shall continue as the surviving entity and a wholly-owned subsidiary of Parent. Merger Sub II, as the surviving entity after the Second Merger, is hereinafter sometimes referred to as the “Surviving LLC.”

Section 1.2  Closing and Effective Times.

(a) Closing. The closing of the Mergers (the “Closing”) shall take place after the date of this Agreement at such date, time and place as agreed to in writing by Parent and the Company, following and subject to the satisfaction or, to the extent permitted by applicable Legal Requirements, waiver of the conditions set forth in Article V (but in no event later than five (5) Business days after such waiver or satisfaction of the conditions set forth in Article V), remotely by electronic exchange of documents. The date on which the Closing occurs is referred to in this Agreement as the “Closing Date.”

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(b) First Merger Effective Time. On the Closing Date, the parties hereto shall cause the First Merger to be consummated by filing the First Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the time of such filing and acceptance by the Secretary of State of the State of Delaware, or such other later time as may be agreed in writing by Parent and the Company and specified in the First Certificate of Merger, shall be referred to herein as the “First Effective Time”).

(c) Second Effective Time. Promptly following the First Effective Time, the parties hereto shall cause the Second Merger to be consummated by filing the Second Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the relevant provisions of Delaware Law (the time of such filing and acceptance by the Secretary of State of the State of Delaware, or such other later time as may be agreed in writing by Parent and the Company and specified in the Second Certificate of Merger, shall be referred to herein as the “Second Effective Time”).

Section 1.3  Effect of the Mergers.

(a) First Merger. At the First Effective Time, the effect of the First Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the First Effective Time, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of the Company and Merger Sub I shall vest in the Surviving Corporation, and all debts, liabilities and duties of the Company and Merger Sub I shall become the debts, liabilities and duties of the Surviving Corporation.

(b) Second Merger. At the Second Effective Time, the effect of the Second Merger shall be as provided in the applicable provisions of Delaware Law. Without limiting the generality of the foregoing, and subject thereto, at the Second Effective Time, except as otherwise agreed to pursuant to the terms of this Agreement, all of the property, rights, privileges, powers and franchises of Merger Sub II and the Surviving Corporation shall vest in the Surviving LLC, and all debts, liabilities and duties of Merger Sub II and the Surviving Corporation shall become the debts, liabilities and duties of the Surviving LLC.

Section 1.4  Organizational Documents.

(a) First Merger. The certificate of incorporation of the Surviving Corporation shall be amended and restated as of the First Effective Time to be identical to the certificate of incorporation of Merger Sub I as in effect immediately prior to the First Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such certificate of incorporation; provided, however, that the name of the Surviving Corporation shall not be amended. The bylaws of Merger Sub I as in effect immediately prior to the First Effective Time shall be the bylaws of the Surviving Corporation as of the First Effective Time until thereafter amended in accordance with Delaware Law and as provided in the certificate of incorporation of the Surviving Corporation and such bylaws.

(b) Second Merger. The certificate of formation of Merger Sub II, as in effect immediately prior to the Second Effective Time, shall be the certificate of formation of the Surviving LLC at the Second Effective Time, until thereafter amended in accordance with Delaware Law and as provided in such certificate of formation; provided, however, that at the Second Effective Time, Article I of the certificate of formation of the Surviving LLC shall be amended and restated in its entirety to read as follows: “The name of the limited liability company is NetSapiens, LLC”. Unless otherwise determined by Parent prior to the Second Effective Time, the limited liability company agreement of Merger Sub II, as in effect immediately prior to the Second Effective Time, shall be the limited liability company agreement of the Surviving LLC at the Second Effective Time, until such time as such agreement may be replaced, amended or modified by Parent.

Section 1.5  Directors and Officers.

(a) Directors of Surviving Corporation. The directors of Merger Sub I immediately prior to the First Effective Time shall be the directors of the Surviving Corporation as of the First Effective Time, each to hold the office of a director of the Surviving Corporation in accordance with the provisions of Delaware Law and the certificate of incorporation and bylaws of the Surviving Corporation until their successor is duly elected and qualified.

(b) Officers of Surviving Corporation. The officers of Merger Sub I immediately prior to the First Effective Time shall be the officers of the Surviving Corporation as of the First Effective Time, each to hold office in accordance with the provisions of the bylaws of the Surviving Corporation.

(c) Members and Officers of Surviving LLC. Unless otherwise determined by Parent prior to the Second Effective Time, Parent shall be the Managing Member (as defined in the limited liability company agreement of the Surviving LLC) of the Surviving LLC. Unless otherwise determined by Parent prior to the Second Effective Time, the officers of Merger Sub II immediately prior to the Second Effective Time shall be the officers of the Surviving LLC as of the Second Effective Time, each to hold office in accordance with the provisions of the limited liability company agreement of the Surviving LLC.

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Section 1.6  Effect of First Merger on Securities of Constituent Corporations.

(a) Effect on Capital Stock of Merger Sub I. At the First Effective Time, each share of capital stock of Merger Sub I that is issued and outstanding immediately prior to the First Effective Time shall, by virtue of the First Merger and without further action on the part of the sole stockholder of Merger Sub I, be converted into and become one share of common stock of the Surviving Corporation (and the shares of the Surviving Corporation into which the shares of Merger Sub I capital stock are so converted shall be the only shares of the Surviving Corporation’s capital stock that are issued and outstanding immediately after the First Effective Time). Each certificate evidencing ownership of shares of Merger Sub I common stock will evidence ownership of such shares of common stock of the Surviving Corporation.

(b) Company Capital Stock.

(i) Generally. At the First Effective Time, by virtue of the First Merger and without further action on the part of Parent, Merger Subs, the Company or the stockholders thereof, each share of Company Capital Stock (excluding (A) Cancelled Shares, which shall be treated in the manner set forth in Section 1.6(b)(iii), and (B) Dissenting Shares, which shall be treated in the manner set forth in Section 1.6(b)(iv)) issued and outstanding as of immediately prior to the First Effective Time shall be cancelled, extinguished and converted automatically into the right of each holder of Company Capital Stock to receive, upon the terms set forth in this Section 1.6 and throughout this Agreement (including Section 1.9 and the indemnification and escrow provisions of this Agreement), and subject to the provisions of Section 1.6(e) and the valid surrender of the certificate representing such shares of Company Capital Stock in the manner provided in Section 1.8 such holder’s Pro Rata Portion of: (1) the Closing Stock Merger Consideration, the amounts of which are indicated on the Spreadsheet; (2) the Closing Cash Merger Consideration, the amounts of which are indicated on the Spreadsheet; and (3) a right to receive, at the times and subject to the requirements and contingencies set forth in this Agreement, the portion of the Escrow Shares and Escrow Cash, if any, required to be delivered to such holder with respect thereto in accordance with Section 1.9, Section 4.3(c) and Article VII and the Escrow Agreements, as and when such deliveries are required to be made, in accordance with their Escrow Pro Rata Portion.

(ii) Fractional Interests; Calculations. No fraction of a share of Parent Common Stock will be issued by virtue of the First Merger or any release of Escrow Shares pursuant to this Agreement. Any Equityholder who would otherwise be entitled to receive a fraction of a share of Parent Common Stock by virtue of the First Merger or any release of Escrow Shares pursuant to this Agreement, shall receive an amount of cash equal to the product obtained by multiplying (A) such fraction by (B) the Parent Trading Price, rounded down to the nearest whole cent. As for each Assumed Option, to the extent that the net value of the Exchange Option issued in exchange for such Assumed Option pursuant to Section 1.6(c)(ii) (calculated by multiplying (x) the sum of the Parent Trading Price minus the exercise price after the exchange by (y) the number of shares of Parent Common Stock subject to the Exchange Option) is lower than the net value of such Assumed Option (calculated by multiplying (x) the sum of the Gross Per Share Merger Consideration minus the exercise price before the exchange by (y) the number of shares of Company Common Stock subject to the Assumed Option), the Company may (but will not be obligated to) pay such difference to the holder of the Assumed Option in cash.

(iii) Cancelled Shares. At the First Effective Time, by virtue of the First Merger and without further action on the part of Parent, Merger Subs, the Company or the respective stockholders or members, as applicable, thereof, each share of Company Capital Stock that is issued and outstanding and held by the Company (as treasury stock or otherwise) or Parent as of immediately prior to the First Effective Time (“Cancelled Shares”) shall be cancelled without any consideration paid therefor.

(iv) Dissenting Shares; Appraisal Rights. Notwithstanding any other provisions of this Agreement to the contrary, any shares of Company Capital Stock outstanding immediately prior to the First Effective Time and which are held by Stockholders who shall have neither voted in favor of the Mergers nor consented thereto in writing and who shall have, in all respects, properly exercised and perfected a demand for and are entitled to appraisal for such shares in accordance with Section 262 of Delaware Law or purchase thereof under Section 1301 of the California Corporations Code, as applicable, and shall not have effectively withdrawn or lost such Person’s rights to such appraisal and payment under Delaware Law or purchase under the California Corporations Code with respect to such shares (collectively, the “Dissenting Shares”), shall not be converted into or represent a right to receive the applicable consideration for Company Capital Stock set forth in Section 1.6(b)(i) but the holder thereof shall only be entitled to such rights as are provided by Delaware Law or the California Corporations Code, as applicable. Notwithstanding the provisions of this Section 1.6(b)(iv), if any holder of Dissenting Shares shall effectively withdraw or lose (through failure to perfect or otherwise) such holder’s appraisal or purchase rights under Delaware Law or the California Corporations Code, as applicable, then, as of the later of the First Effective Time and the occurrence of such event, such holder’s shares shall automatically be converted into and represent only the right to receive, upon surrender of the certificate representing such shares, upon the terms set forth in this Section 1.6 and throughout this Agreement (including the indemnification and escrow provisions of this Agreement), the consideration for Company Capital Stock set forth in Section 1.6(b)(i), without interest thereon. The Company shall provide to any holder of Dissenting Shares the notice and other materials required by the applicable provisions of the California Corporations Code promptly following approval of the Mergers by the Stockholders. The Paying Agent and the Company shall give (A) Parent prompt notice of any written demand for appraisal or payment received by the Company pursuant to the applicable provisions of Delaware Law and/or the California Corporations Code and (B) the opportunity to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any such demands or offer to settle or settle any such demands. Any communication to be made by the Company to any Stockholder with respect to such demands shall be submitted to Parent in advance and shall not be presented to any Stockholder prior to the Company receiving Parent’s written consent, which shall not be unreasonably withheld, conditioned or delayed.

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(c) Company Options and Warrants.

(i) Participating Options. At the First Effective Time, by virtue of the First Merger and without any action on the part of Parent, Merger Subs, the Company or, the Company Option or Company Warrant holders, each vested In-the-Money Company Option or Company Warrant designated on the Spreadsheet as a Participating Option (collectively, the “Participating Options”) outstanding immediately prior to the First Effective Time shall be cancelled and extinguished at the First Effective Time and converted automatically on a net value basis, as set forth in the Spreadsheet, into the right to receive, upon the terms set forth in this Section 1.6 and throughout this Agreement (including Section 1.9 and the indemnification and escrow provisions of this Agreement), and subject to the provisions of Section 1.6(e) such holder’s Pro Rata Portion of: (A) the Closing Stock Merger Consideration; (B) the Closing Cash Merger Consideration; and (C) a right to receive, at the times and subject to the requirements and contingencies set forth in this Agreement, the portion of the Escrow Shares and Escrow Cash, if any, required to be delivered to such holder with respect thereto in accordance with Section 1.9, Section 4.3 and Article VII and the Escrow Agreements, as and when such deliveries are required to be made, all amounts as indicated on the Spreadsheet.

(ii) Assumed Options. At the First Effective Time, by virtue of the First Merger and without any action on the part of Parent, Merger Subs, the Company or, the Company Option holders thereof, each Company Option that is In-the-Money and is not a Cashed-Out Option or Participating Option, whether vested or unvested, and as designated on the Spreadsheet (“Assumed Option”), which is outstanding immediately prior to the First Effective Time, shall cease to represent a right to acquire shares of Company Common Stock and shall be assumed and converted, on a net value basis, as set forth on the Spreadsheet, at the First Effective Time, into an option to purchase registered shares of Parent Common Stock, on the same terms and conditions (including any vesting or forfeiture and post-termination exercise provisions, and taking into account any acceleration thereof provided for in the relevant equity incentive plans of the Company or in the related award documents by reason of the transactions contemplated hereby) as were applicable to such Company Option as of immediately prior to the First Effective Time. The number of shares of Parent Common Stock subject to each such Assumed Option shall be equal to (A) the number of shares of Company Common Stock subject to each Company Option immediately prior to the First Effective Time multiplied by (B) the Exchange Ratio, rounded down, if necessary, to the nearest whole share of Parent Common Stock, and such Assumed Option shall have an exercise price per share (rounded up to the nearest whole cent) equal to (C) the exercise price per share of Company Common Stock otherwise purchasable pursuant to such Company Option divided by (D) the Exchange Ratio; provided, that in the case of any Assumed Option to which Section 421 of the Code applies as of the First Effective Time (taking into account the effect of any accelerated vesting thereof, if applicable) by reason of its qualification under Section 422 of the Code, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 424(a) of the Code; provided further, that in the case of any Assumed Option to which Section 409A of the Code applies as of the First Effective Time, the exercise price, the number of shares of Parent Common Stock subject to such option and the terms and conditions of exercise of such option shall be determined in a manner consistent with the requirements of Section 409A of the Code in order to avoid the imposition of any additional Taxes thereunder.

(iii) Canceled Company Options. At the First Effective Time, each Company Option, whether vested or unvested, that is outstanding as of immediately prior to the First Effective Time and that is not a Participating Option or an Assumed Option and as designated on the Spreadsheet, shall be cancelled for no consideration (only in the case of Company Options that are Out-of-Money) or, for consideration of such holder’s Pro Rata Portion of the Closing Stock Merger Consideration and the Closing Cash Merger Consideration as designated on the Spreadsheet, pursuant to relevant equity incentive plans of the Company or the related award documents or, an option cancellation agreement entered into between the Company and the Optionholder (each, a “Cashed-Out Option”) and shall thereafter be of no further force and effect.

(iv) Canceled Company Warrants. At the First Effective Time, each Company Warrant that is outstanding and unexercised immediately prior to the First Effective Time and is not a Participating Option, as designed in the Spreadsheet, whether or not then vested or exercisable, shall be cancelled for no consideration (only in the case of Company Warrants that are Out-of-Money) or, for consideration of such holder’s Pro Rata Portion of the Closing Stock Merger Consideration and/or the Closing Cash Merger Consideration as designated on the Spreadsheet (which may be calculated not on a net value basis), pursuant to the related warrant documents or a warrant cancellation agreement entered into between the Company and the Company Warrant holder (each, a “Cashed-Out Warrant”) and shall thereafter be of no further force and effect.

(v) Company Actions Regarding Company Options and Company Warrants. The Company shall, prior to the First Effective Time, take or cause to be taken such actions, and shall obtain all such consents including consents of applicable Company Option and Company Warrant holders to (A) exchange their Company Options and Company Warrants for such holder’s Pro Rata Portion of the Closing Stock Merger Consideration and/or the Closing Cash Merger Consideration, Exchange Options or other cash consideration pursuant to the applicable warrant documents, as applicable, and cancel their Company Options and Company Warrants concurrently at the Closing and (B) release the Company, Parent and the Merger Subs from any liability arising from such holders’ Company Options or Company Warrants (collectively, “Evidence of Company Actions Taken Regarding Company Options and Company Warrants”), as may be reasonably required to effect the foregoing provisions of this Section 1.6(c), after consultation with, and subject to the reasonable approval of, Parent. Prior to the Closing, the Company shall provide notice (in a form reasonably satisfactory to Parent and pursuant to the applicable option or warrant documents) to each holder of an outstanding Company Option or Company Warrant describing the treatment of such Company Option or Company Warrant in accordance with this Section 1.6(c) and shall provide the Evidence of Company Actions Taken Regarding Company Options and Company Warrants to Parent. Notwithstanding the foregoing, in the event any holder of Company Options or Company Warrants does not return their Evidence of Company Actions Taken Regarding Company Options and Company Warrants to the Company prior to the Closing, such holder’s Pro Rata Portion of the Closing Stock Merger Consideration and/or the Closing Cash Merger Consideration shall be paid by Parent to the Paying Agent at the Closing and retained by the Paying Agent until such holder returns their Evidence of Company Actions Taken Regarding Company Options and Company Warrants to the Surviving LLC.

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(d) Private Placement.

(i) The Company shall use commercially reasonable efforts to take such actions and cause the holders of Company Capital Stock, Company Warrants and Company Options who will receive Parent Common Stock upon the Closing to provide all documentation, including investor questionnaires, reasonably requested by Parent to allow Parent to issue the Parent Common Stock to such holders in a manner that satisfies the private placement requirements of Section 4(a)(2) and/or Rule 506 of Regulation D under the Securities Act, including certifications to Parent that (i) such holder is and will be, as of the First Effective Time, an “accredited investor” (as such term is defined in Rule 501 of Regulation D under the Securities Act) and as to the basis on which such holder is an accredited investor; or (ii) such holder is not and will not be, as of the First Effective Time, an “accredited investor”, in which case such holder either alone or with such holder’s purchaser representative has such knowledge and experience in financial and business matters that such holder is capable of evaluating the merits and risks of the Parent Common Stock; and (iii) that the Parent Common Stock is being acquired for such holder’s account for investment only and not with a view towards, or with any intention of, a distribution or resale thereof for at least a period of six (6) months following the Closing. As it relates to any holder that is not and will not be an “accredited investor” as of the First Effective Time, Parent covenants and agrees to furnish all information to such holders as is required for compliance with Rule 502(b)(2) of Regulation D under the Securities Act. The Parent Common Stock issued pursuant to this Agreement will be deemed restricted shares as defined in Rule 144(a)(3) of the Securities Act and will be subject to certain resale restrictions, including a six (6) month holding period, at which time the holders thereof may request the Rule 144 restrictions be removed, and Parent agrees to take such action reasonably requested by the holders thereof to authorize the removal of any restricted legends and/or other restrictions on the Parent Common Stock, including, if required, an opinion of the Parent’s general counsel; provided, however, that in the event Parent’s general counsel does not respond and fulfill a request for an opinion from any such holder within five (5) Business Days, such holder may select an alternative counsel reasonably acceptable to Parent to provide such opinion, and, in each case, the costs of such opinion shall be borne by Parent.

(e) Escrow Funds. On the Closing Date and in accordance with the escrow agreement in a form reasonably acceptable to Parent, the Company, the Stockholder Representative and the Escrow Agent (the “Escrow Agreement”), Parent shall deposit or cause to be deposited with the Escrow Agent:

(i) the Indemnity Escrow Amount (such shares in deposit (as may be reduced from time to time), together with any interest, dividends, gains and other income thereon, the “Indemnity Escrow Fund”), which shall be held for the purpose of securing the indemnification obligations of the Contributing Equityholders set forth in Article VII and the obligations of the Contributing Equityholders pursuant to Section 1.9(e);

(ii) the Purchase Price Adjustment Escrow Amount (such shares in deposit (as may be reduced from time to time), together with any interest, dividends, gains and other income thereon, the “Purchase Price Adjustment Escrow Fund”), which shall be held for the purpose of securing the obligations of the Contributing Equityholders in Section 1.9(e); and

(iii) the Special Indemnification Escrow Amount (such cash in deposit (as may be reduced from time to time), together with any interest, dividends, gains and other income thereon, the “Special Indemnification Escrow Fund”), which shall be held for the purpose of securing the obligations of the Contributing Equityholders with respect to the Special Indemnification Matter.

(f) PPP Escrow Funds. On the Closing Date and in accordance with the escrow agreement in a form reasonably acceptable to the Company, Parent and the PPP Lender (the “PPP Escrow Agreement”), Parent shall deposit or cause to be deposited with the PPP Lender an amount in cash equal to the PPP Loan Escrow Amount (such amount (as may be reduced from time to time), together with any interest, dividends, gains and other income thereon, the “PPP Loan Escrow Fund”), to be held for the purpose of paying off the PPP Loan to the extent that the Company’s outstanding PPP Loan assumed by the Surviving LLC is not fully forgiven by the U.S. Small Business Administration post-Closing.

(g)           The Escrow Cash and Escrow Shares shall be withheld from the amounts payable to Equityholders pursuant Section 1.6(b) and Section 1.6(c) in accordance with their respective Escrow Pro Rata Portion, as applicable, and the amount of Escrow Cash and Escrow Shares so withheld shall be deemed to have been contributed to the Escrow Funds with respect to such Equityholders (the “Contributing Equityholders”), as set forth on the Spreadsheet. Except to the extent delivered to Parent or a Parent Indemnified Party in connection with the post-Closing price adjustment pursuant to Section 1.9 or an indemnity claim pursuant to Article VII, the Parent Common Stock transferred to the Escrow Funds shall be treated by Parent and its Affiliates as issued and outstanding Parent Common Stock, and shall be held by the Escrow Agent in accordance with the terms of the Escrow Agreement as a book position registered in the name of Western Alliance Bank, as Escrow Agent, in trust for the account and benefit of the Contributing Equityholders. The Contributing Equityholders will be entitled to exercise voting rights, and will be entitled to receive dividends (other than non-taxable stock dividends, which shall be withheld by Parent and included as part of the Escrow Funds), in each case with respect to such Parent Common Stock. The Contributing Equityholders shall be treated as owner of cash in the PPP Loan Escrow Fund for Tax purposes prior to disbursement and all interest on or other taxable income, if any, earned from the investment of such cash in the PPP Loan Escrow Fund pursuant to this Agreement shall be treated for tax purposes as earned by the Contributing Equityholders. Parent shall be treated as owner of cash in the Special Indemnification Escrow Fund for Tax purposes prior to disbursement; all interest on or other taxable income, if any, earned from the investment of such cash in the Special Indemnification Escrow Fund pursuant to this Agreement shall be treated for tax purposes as earned by Parent. Any payments to be made out of the Escrow Funds for the benefit of the Contributing Equityholders shall be made in accordance with Section 1.9, Section 4.3 and Article VII. Each Contributing Equityholder’s right, if any, to receive amounts or shares, as applicable, from the Escrow Funds are non-transferable and non-assignable, except that each Contributing Equityholder shall be entitled to assign such Contributing Equityholder’s rights to such amounts or shares, as applicable, by will, by the laws of intestacy or by other similar operation of law.

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Section 1.7  Effect of the Second Merger on Capital Stock of Constituent Entities. At the Second Effective Time, by virtue of the Second Merger and without any action on the part of Parent, the Surviving Corporation, Merger Sub II, the Company or the respective stockholders or member as applicable, thereof, (a) each share of capital stock of the Surviving Corporation that is issued and outstanding immediately prior to the Second Effective Time shall, by virtue of the Second Merger and without further action on the part of the sole stockholder of the Surviving Corporation, be cancelled and extinguished for no consideration (b) each membership interest of Merger Sub II that is issued and outstanding immediately prior to the Second Effective Time shall, by virtue of the Second Merger and without further action on the part of the sole member of Merger Sub II, remain issued and outstanding.

Section 1.8  Closing Date Procedures.

(a) Paying Agent. As soon as reasonably practicable after the date hereof, Parent shall enter into the paying agent agreement in a form reasonably acceptable to Parent, the Company, the Stockholder Representative and the Paying Agent (the “Paying Agent Agreement”), pursuant to which Parent shall appoint the Paying Agent to act as the Paying Agent pursuant to the terms of the Paying Agent Agreement for the purposes of distributing the Aggregate Merger Consideration to the Equityholders (other than Employee Optionholders) in accordance with the terms of the Spreadsheet and this Agreement.

(b) Closing Date Cash Payments.

(i) At or prior to the Closing, Parent shall cause an amount in cash equal to the Closing Cash Merger Consideration, to be deposited in an account designated by the Paying Agent for further distribution to the Equityholders in accordance with Section 1.6(b)(i), Section 1.6(b)(ii), Section 1.6(c)(i), Section 1.6(c)(iii), Section 1.6(c)(iv), Section 1.8(c) and the Spreadsheet as soon as reasonably practical following the Closing and in accordance with the provisions of this Section 1.8. The aggregate amount of the Pro Rata Portion of the Closing Cash Merger Consideration that represents payments to all current or former Employee holders of Cashed-Out Options or Participating Options (collectively, the “Employee Optionholders”) as indicated to Parent by the Company on the Spreadsheet, shall be deposited in an account designated by Parent for further distribution to Company Option holders through the Surviving LLC’s payroll system, less any applicable income and employment withholding Taxes, in accordance with Section 1.6(c)(i) and Section 1.6(c)(iii) and the Spreadsheet as soon as reasonably practical following the Closing and in accordance with the provisions of this Section 1.8.

(ii) At or prior to the Closing, Parent shall cause an amount in cash equal to PPP Loan Escrow Amount to be deposited in an account designated by the PPP Lender to be held in accordance with the terms of the PPP Escrow Agreement.

(iii) At or prior to the Closing, Parent shall cause an amount in cash equal to Special Indemnification Escrow Amount to be deposited in an account designated by the Escrow Agent to be held in accordance with the terms of the Escrow Agreement.

(iv) At or prior to the Closing, Parent shall pay or cause to be paid, on behalf of the Company or its applicable Subsidiary, the amounts set forth in the Payoff Letters delivered pursuant to Section 4.3(a) (collectively, the “Closing Indebtedness Paid-off Amount”) by wire transfer of immediately available funds to the accounts of the applicable lenders or other parties as set forth in the Payoff Letters.

(v) At or prior to the Closing, Parent shall pay or cause to be paid, on behalf of the Company or its applicable Subsidiary, by wire transfer of immediately available funds, the Transaction Expenses set forth in the Statement of Expenses to the applicable recipients as set forth on the Statement of Expenses.

(c) Exchange Procedures for Stockholders. As soon as reasonably practicable after the Closing, and in any event within three (3) Business days after the Closing Date for each Stockholder for whom Paying Agent has received such Stockholder’s name, email address, certificate number(s) and associated number(s) of shares of Company Capital Stock, Parent or the Paying Agent shall mail or deliver via electronic transmission a letter of transmittal in substantially the form attached hereto as Exhibit D (the “Exchange Documents”), together with the notification required by Section 603(b) of the California Corporations Code, a statement in accordance with the California Corporation Code regarding appraisal rights, a cover letter, including such information regarding the Mergers as may be required under the California Corporations Code and all applicable Legal Requirements, together with a copy of this Agreement, to allow the Stockholders to validly waive or assert any appraisal rights or demands to purchase, all tax-related documentation reasonably required by Parent, including an IRS Form W-9 and/or IRS Form W-8BEN, as applicable, and such additional information as Parent may determine is appropriate, to the address set forth opposite each Stockholder’s name on the Spreadsheet. As soon as reasonably practical after Parent or the Paying Agent receives the Exchange Documents and any applicable tax forms that Parent or the Paying Agent may reasonably require in connection therewith, duly completed and validly executed in accordance with the instructions thereto, and a certificate representing shares of Company Capital Stock (the “Company Stock Certificates”) from a Stockholder, (i) and in any event, in no less than two (2) Business Days after receipt of the applicable Exchange Documents and any other information reasonably required by the Paying Agent or Parent, the Paying Agent shall pay to such Stockholder the portion of the cash consideration payable in respect of such shares of Company Capital Stock pursuant to Section 1.6(b)(i) and the Spreadsheet; (ii) and in any event, in no less than five (5) Business Days after receipt of the applicable Exchange Documents and any other information reasonably required by the Paying Agent or Parent, Parent shall cause its transfer agent to issue to such Stockholder such holder’s Pro Rata Portion of the Closing Stock Merger Consideration issuable in respect of each share of Company Capital Stock held by such Stockholder pursuant to Section 1.6(b)(i) and the Spreadsheet, and (iii) the Company Stock Certificate, if applicable, so surrendered shall be marked as “cancelled”. Until so surrendered, each Company Stock Certificate outstanding after the First Effective Time will be deemed, for all corporate purposes thereafter, to evidence only the right to receive that portion of the Aggregate Merger Consideration (each, without interest) issuable in exchange for the Company Capital Stock represented by such Company Stock Certificate. No portion of the Aggregate Merger Consideration will be paid to the holder of any unsurrendered Company Stock Certificate with respect to shares of Company Capital Stock formerly represented thereby until the holder of record of such Company Stock Certificate shall surrender such Company Stock Certificate and validly executed Exchange Documents in accordance with the provisions of this Section 1.8. For all purposes of this Agreement and for U.S. federal income tax purposes, in accordance with Treasury Regulation Section 1.358-2(a)(2)(ii), each Stockholder shall be treated as having surrendered shares of Company Capital Stock, in the order set forth in the Exchange Documents, in exchange for the cash consideration payable to such Stockholder, and the portion of such shares treated as exchanged for such cash consideration shall be equal to the product of (x) the total number of shares of Company Capital Stock to be surrendered by such Stockholder, multiplied by (y) the percentage of the total value of the aggregate consideration payable to such Stockholder in cash.

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(d) Issuance of Parent Common Stock to Holders of Participating Options, Cashed-Out Options and Cashed-Out Warrants and to Be Held in Applicable Escrow Funds; Issuance of Exchange Options. On the Closing Date, Parent shall cause its transfer agent to (i) issue to each former holder of Participating Options such holder’s Pro Rata Portion of the Closing Stock Merger Consideration issuable in respect thereof pursuant to Section 1.6(c)(i) and the Spreadsheet; (ii) issue to each former holder of Cashed-Out Options such holder’s Pro Rata Portion of the Closing Stock Merger Consideration issuable in respect thereof pursuant to Section 1.6(c)(iii) and the Spreadsheet; (iii) issue to each former holder of Cashed-Out Warrants such holder’s Pro Rata Portion of the Closing Stock Merger Consideration issuable in respect thereof pursuant to Section 1.6(c)(iv) and the Spreadsheet, if applicable; (iv) issue such number of shares of Parent Common Stock equal to the sum of (x) the Indemnity Escrow Amount and (y) the Purchase Price Adjustment Escrow Amount to the Escrow Agent to be deposited in the respective accounts of the Contributing Equityholders as designated by the Escrow Agent in the amounts set forth in the Spreadsheet and to be held in accordance with the terms of the Escrow Agreement; and (v) issue to each Assumed Option holder the Exchange Options in respect thereof pursuant to Section 1.6(c)(ii) and the Spreadsheet.

(e) Lost, Stolen or Destroyed Certificates. In the event any Company Stock Certificate shall have been lost, stolen or destroyed, the Paying Agent or Parent shall pay and/or issue, in exchange for such lost, stolen or destroyed certificate, the portion of the Aggregate Merger Consideration, if any, payable and/or issuable in respect thereto pursuant to Section 1.6(b)(i) upon the making of a customary affidavit of that fact by the holder thereof; provided, however, that if the aggregate value of Company Stock Certificates being claimed by a Stockholder as lost, stolen or destroyed exceeds $10,000, Parent may, in its discretion and as a condition precedent to the issuance thereof, require the Stockholder who is the owner of such lost, stolen or destroyed certificates to provide a customary indemnification agreement in form and substance reasonably acceptable to Parent against any claim that may be made against Parent, the Surviving Corporation, the Surviving LLC or the Paying Agent with respect to the certificates alleged to have been lost, stolen or destroyed.

(f) Transfers of Ownership. If any cash payments are to be made or any shares of Parent Common Stock are to be issued pursuant to Section 1.6 and this Section 1.8 to a Person other than the Person whose name is reflected on the Company Stock Certificate surrendered in exchange therefor, it will be a condition of the issuance or delivery thereof that the certificate so surrendered will be properly endorsed (to the extent applicable) and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent or any agent designated by it any transfer or other Taxes required by reason of the payment of any portion of the Aggregate Merger Consideration in any name other than that of the registered holder of the certificate surrendered, or established to the satisfaction of Parent or any agent designated by it that such Tax has been paid or is not payable.

(g) No Further Ownership Rights in Company Capital Stock. The amounts paid or payable or issued or issuable in respect of the surrender for exchange of shares of Company Capital Stock in accordance with the terms hereof shall be paid or payable or issued or issuable in full satisfaction of all rights pertaining to such shares of Company Capital Stock, and there shall be no further registration of transfers on the records of the Surviving Corporation or the Surviving LLC of shares of Company Capital Stock which were outstanding immediately prior to the First Effective Time or Second Effective Time. If, after the First Effective Time, Company Stock Certificates are presented to the Surviving Corporation or Surviving LLC for any reason, they shall be canceled and exchanged as provided in this Article I.

(h) No Liability. Notwithstanding anything to the contrary in this Agreement, none of Parent, Merger Subs, the Paying Agent, the Surviving Corporation, the Surviving LLC, the Stockholder Representative or any party hereto shall be liable to a Stockholder for any amount paid to a public official pursuant to any applicable abandoned property, escheat or similar Legal Requirement.

Section 1.9  Closing Date Adjustment.

(a) At least two (2) Business Days prior to Closing, the Company shall deliver to Parent a statement (the “Estimated Closing Statement”) setting forth a good-faith estimation of (A) the Net Working Capital (the “Estimated Net Working Capital”) and (B) the Closing Cash (the “Estimated Closing Cash”) as of the Determination Time and how such amounts are calculated, which shall be prepared in accordance with the definitions of Net Working Capital and Closing Cash, respectively, provided in this Agreement and reasonably acceptable to Parent. The Closing Cash amount will remain on the balance sheet for use in the business on and after the Closing Date. For the avoidance of doubt, the Aggregate Merger Consideration shall be paid on an estimated basis at the Closing based on the Estimated Net Working Capital and the Estimated Closing Cash and shall be subject to adjustment and true-up as provided in this Section 1.9.

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(b) Parent, the Company and the Stockholder Representative acknowledge and agree that the Net Working Capital and the Closing Cash as of the Determination Time may be different from the Estimated Net Working Capital and the Estimated Closing Cash, respectively. Accordingly, as soon as reasonably practicable, but not later than ninety (90) days after the Closing Date, Parent shall prepare in good faith and deliver to the Stockholder Representative (i) Parent’s determination of the Net Working Capital and the Closing Cash as of the Determination Time, and (ii) a statement setting forth Parent’s resulting calculation of the Adjustment Amount, together with reasonable detailed supporting documentation therefor (the “Parent Closing Statement”). Such estimates shall be based on the Company’s books and records and have been prepared in accordance with GAAP and the definitions provided in this Agreement. The Parent Closing Statement shall include a reconciliation of such amounts with the amounts set forth in the Estimated Closing Statement and shall set forth in reasonable detail (and be accompanied by reasonable supporting documentation) the basis for any discrepancy or disagreement. If Parent does not deliver the Parent Closing Statement to the Stockholder Representative within ninety (90) days after the Closing Date, then, the Adjustment Amount, the Estimated Net Working Capital and the Estimated Closing Cash included in the Estimated Closing Statement shall become final and binding upon the parties hereto as the final Adjustment Amount, the final Net Working Capital and the final Closing Cash for all purposes hereunder.

(c) The Stockholder Representative and Parent will have the right to review all records, work papers and calculations, and shall have access to such personnel and advisors of the Surviving LLC and Parent on reasonable advance notice and during regular working hours, that are reasonably necessary for the purpose of reviewing the Estimated Closing Statement and the Parent Closing Statement; provided that Parent and the Stockholder Representative will be entitled to withhold portions of any such books, records, documents or other information or access from the Stockholder Representative or Parent, as applicable, the provision of which would, or would reasonably be likely, to cause the attorney-client privilege thereof to be waived. The Stockholder Representative will have thirty (30) days after Parent delivers the Parent Closing Statement in which to notify Parent in writing (such notice, a “Closing Statement Dispute Notice”) of any discrepancy in, or disagreement with, any calculations supporting, or any items reflected on, the Parent Closing Statement (and specifying the amount in dispute and setting forth in reasonable detail the basis for such discrepancy or disagreement), and Parent and the Stockholder Representative shall negotiate in good faith to resolve such disputed items and, upon mutual agreement by Parent and the Stockholder Representative in writing, an appropriate adjustment will be made thereto. If the Stockholder Representative does not deliver a Closing Statement Dispute Notice to Parent during such thirty (30) day period, the Parent Closing Statement will be deemed to be accepted in the form presented to the Stockholder Representative and the Adjustment Amount, the Net Working Capital and the Closing Cash included in the Parent Closing Statement shall become final and binding upon the parties hereto as the final Adjustment Amount, the final Net Working Capital and the final Closing Cash for all purposes hereunder. If the Stockholder Representative timely delivers a Closing Statement Dispute Notice and Parent and the Stockholder Representative do not resolve, within fifteen (15) days after timely delivery of the Closing Statement Dispute Notice, any discrepancy or disagreement therein, the discrepancy or disagreement may be submitted by either party for review and final determination by the Designated Accounting Firm. The parties hereto acknowledge and agree that the Federal Rules of Evidence Rule 408 shall apply to Parent, the Surviving LLC and the Stockholder Representative during such fifteen (15)-day period of negotiations. The review by the Designated Accounting Firm will be limited to the discrepancies and disagreements set forth in the Closing Statement Dispute Notice, and the resolution of such discrepancies and disagreements and the determination of the Net Working Capital and the Closing Cash and (A) the resulting calculation of the Adjustment Amount by the Designated Accounting Firm must be in writing, (B) made in accordance with GAAP and the definitions set forth herein, (C) with respect to any specific discrepancy or disagreement, no greater than the higher amount calculated by Parent or the Stockholder Representative, as the case may be, and no lower than the lower amount calculated by Parent or the Stockholder Representative as the case may be, (D) made as promptly as practical after the submission of such discrepancies and disagreements to the Designated Accounting Firm (but in no event later than thirty (30) days after the date of submission), (E) be based solely on written presentations by Parent and Stockholder Representative that are in accordance with the guidelines and procedures set forth in this Agreement and not on the basis of an independent review, and (F) final and binding upon, and non-appealable by, the parties hereto and their respective successors and assigns for all purposes hereof, and not subject to collateral attack for any reason absent manifest error or fraud. The fees, costs and expenses of retaining the Designated Accounting Firm will be allocated between (x) the Contributing Equityholders and (y) Parent in inverse proportion as they may prevail on matters resolved by the Designated Accounting Firm, which proportion will be based on the amounts proposed by the Stockholder Representative and Parent. Following the resolution of all objections of the Stockholder Representative regarding the manner in which any item or items are treated on the Parent Closing Statement, by mutual agreement or as determined by the Designated Accounting Firm, Parent will prepare the final statement reflecting such agreement or determination of the Adjustment Amount, the Net Working Capital and the Closing Cash and will deliver copies thereof to the Stockholder Representative and such final statement will be the final Closing Statement, and, for the avoidance of doubt, the Adjustment Amount, the Net Working Capital and the Closing Cash set forth in such final Closing Statement will be the final Adjustment Amount, the final Net Working Capital and the final Closing Cash.

(d) If the final Adjustment Amount reflects a positive adjustment (such positive adjustment amount, the “Excess Amount”), then Parent and the Stockholder Representative shall issue joint written instructions to the Escrow Agent to release the Adjustment Escrow Fund within five (5) Business Days of the final determination of the Adjustment Amount and Parent shall deposit the Excess Amount in cash or shares of Parent Common Stock valued at the Parent Trading Price per share, at Parent’s choice, within five (5) Business Days of the final determination of the Adjustment Amount with the Paying Agent for further distribution to the Contributing Equityholders based on their Escrow Pro Rata Portions in accordance with the Spreadsheet.

(e) If the final Adjustment Amount reflects a negative adjustment (such negative amount, the “Shortfall Amount”), then Parent and the Stockholder Representative shall issue joint written instructions to the Escrow Agent to release the lesser of such (i) Shortfall Amount divided by the Parent Trading Price (“Shortfall Amount Shares”) and (ii) the balance of the Purchase Price Adjustment Escrow Fund from the Purchase Price Adjustment Escrow Fund to Parent, and to release any remaining balance, if any, of the Purchase Price Adjustment Escrow Fund to the Paying Agent for further distribution to the Contributing Equityholders based on their Escrow Pro Rata Portions in accordance with the Spreadsheet; provided, however, to the extent the Purchase Price Adjustment Escrow Fund is insufficient to satisfy the Shortfall Amount Shares, in such joint written instructions, Parent and the Stockholder Representative shall direct the Escrow Agent to release the balance of the Shortfall Amount Shares from the Indemnity Escrow Fund to Parent. For the avoidance of doubt, recovery from these Escrow Funds shall be the sole and exclusive remedy available to Parent, the Surviving LLC and any of their respective Affiliates with respect to any Shortfall Amount.

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Section 1.10  Withholding. The Company, the Paying Agent, Parent, the Surviving Corporation and the Surviving LLC, shall be entitled to deduct and withhold, or cause to be deducted and withheld, from any consideration payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted or withheld therefrom under any provision of Tax law or under any Legal Requirements or applicable Orders, and to be provided any necessary Tax forms, including a valid IRS Form W-9; provided, however, that, except with respect to any deductions or withholdings with respect to payments to Employees, Parent shall use commercially reasonable efforts to (a) notify any Person receiving any payment subject to deduction or withholding under this Section 1.10 in writing, prior to deducting or withholding any amounts or permitting any such deduction or withholding, that such deduction or withholding is required and (b) cooperate and cause its Affiliates to cooperate with the Stockholder Representative in order to permit such amounts to be paid without deduction or withholding or at a reduced rate of deduction and withholding. To the extent such amounts are so deducted or withheld and duly paid over to the appropriate Governmental Entity, such amounts shall be treated for all purposes under this Agreement as having been paid to the Person to which such amounts would otherwise have been paid.

Section 1.11  Tax Consequences. The parties hereto intend for the Mergers to be treated as integrated steps in a single transaction and together to qualify as a “reorganization” within the meaning of Section 368(a) of the Code, and this Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3. The parties hereto shall report for all tax, financial and accounting purposes the Transactions as a reorganization under Section 368(a) of the Code, unless otherwise required by Applicable Law. Notwithstanding the foregoing, except as otherwise expressly provided in this Agreement, none of Parent or any of its Affiliates makes any representations or warranties to the Company or to any Equityholder of the Company regarding the Tax treatment of the Mergers, or any of the Tax consequences to the Company or any Equityholder of the Company of this Agreement, the Mergers or any of the other transactions or agreements contemplated hereby, and the Company acknowledges that the Company and the Equityholders of the Company are relying solely on their own Tax advisors in connection with this Agreement, the Mergers and the other transactions and agreements contemplated hereby.

Section 1.12  Taking of Further Action. If at any time after the First Effective Time, any further action is necessary or desirable to carry out the purposes of this Agreement, to vest the Surviving LLC with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company, to vest Parent with full right, title and possession to all of the Company Capital Stock or to otherwise carry out the purposes of this Agreement, then each of the Stockholder Representative, the Company, Parent and the officers and directors of each of the Company and Parent are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action as any other party may reasonably request.

ARTICLE II
 REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

Subject to any disclosure set forth in the disclosure schedule delivered by the Company to Parent on the date hereof concurrently with the execution and delivery of this Agreement (the “Disclosure Schedule”, the Company hereby represents and warrants to Parent and Merger Subs that the statements in this Article II are true and correct as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date). The Disclosure Schedule has been arranged in separately numbered sections, subsections and subclauses that correspond to the specific sections, subsections or subclauses of each representation and warranty set forth in this Article II; provided, however, the disclosure of any item in any section, subsection or subclause of the Disclosure Schedule shall be deemed to incorporate by reference all information disclosed in any other section, subsection or subclause of the Disclosure Schedule to which the relevance of such item is reasonably apparent without reading or knowing the underlying documents.

Section 2.1  Organization and Good Standing.

(a) The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The Company has the requisite corporate power to own, lease and operate its assets and properties and to carry on its business as currently conducted. The Company is duly qualified or licensed to do business and in good standing as a foreign corporation in California and each other jurisdiction in which the character or location of its assets or properties (whether owned, leased or licensed) or the nature of its business requires such qualification or license, except where the failure to so qualify or be licensed would not have a Company Material Adverse Effect, all of which jurisdictions are set forth on Section 2.1(a) of the Disclosure Schedule.

(b) The Company has Made Available true, correct and complete copies of its certificate of incorporation, as amended to date (the “Certificate of Incorporation”) and bylaws, as amended to date, each in full force and effect on the date hereof (collectively, the “Charter Documents”). The board of directors of the Company has not approved any amendment to any of the Charter Documents that has not been Made Available. Section 2.1(b) of the Disclosure Schedule lists the directors and officers of the Company and every jurisdiction in which the Company and its Subsidiaries have Employee or own or lease facilities. The operations now being conducted by the Company and its Subsidiaries are not now and have never been conducted by the Company or any of its Subsidiaries under any other name.

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Section 2.2  Authority and Enforceability. The Company has all requisite corporate power and authority to enter into this Agreement and any Related Agreements to which it is a party and, subject to receipt of the Company Stockholder Approval, to consummate the First Merger and the other Transactions. The execution and delivery of this Agreement and any Related Agreements to which the Company is a party and the consummation of the Mergers and the other Transactions have been duly authorized by all requisite corporate action on the part of the Company and no further corporate action is required on the part of the Company to authorize the Company’s entry into this Agreement and any Related Agreements to which the Company is a party or the consummation of the Mergers or any other Transactions by the Company, other than the adoption of this Agreement and approval of the Mergers by the holders of at least a majority of the issued and outstanding shares of Company Common Stock (the “Company Stockholder Approval”). The board of directors of the Company has unanimously approved this Agreement, the Mergers and the other Transactions, and recommended to the Stockholders that they vote in favor of adoption of this Agreement and approval of the Mergers and the other Transactions (the “Company Board Recommendation”). This Agreement and each of the Related Agreements to which the Company is a party have been, or when executed and delivered by the Company will be, duly executed and delivered by the Company and, assuming the due authorization, execution and delivery by the other parties hereto and thereto, constitute, or when executed and delivered will constitute, the valid and binding obligations of the Company enforceable against it in accordance with their respective terms, subject to (x) Legal Requirements of general application relating to bankruptcy, insolvency, moratorium, the relief of debtors and enforcement of creditors’ rights in general, and (y) rules of law governing specific performance, injunctive relief, other equitable remedies and other general principles of equity (clauses (x) and (y) collectively, the “Enforceability Limitations”).

Section 2.3  Governmental Approvals and Consents. Except as set forth on Section 2.3 of the Disclosure Schedule, no consent, notice, waiver, approval, Order or authorization of, or registration, declaration or filing with any Governmental Entity, is required by, or with respect to, the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement and any Related Agreement to which the Company or any of its Subsidiaries is a party or the consummation of the Mergers or any other Transactions, except for (a) such consents, notices, waivers, approvals, Orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws and state “blue sky” laws, and (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware.

Section 2.4  No Conflicts .. Assuming compliance with the other regulatory measures, if any, described in Section 2.3 hereto, and except all necessary notices, consents, waivers and approvals of parties to any Contracts as are required thereunder in connection with the Mergers or any other Transactions as set forth on Section 2.4 of the Disclosure Schedule, (i) the execution and delivery by the Company of this Agreement and any Related Agreement to which the Company or any of its Subsidiaries is a party, and (ii) the consummation of the Mergers or any other Transactions, will not conflict with or result in any violation of or default under (with or without notice or lapse of time, or both) or give rise to a right of termination, cancellation, material modification or acceleration of any obligation or reasonably be expected to result in a loss of any material benefit (any such event, a “Conflict”) under (a) any provision of the Charter Documents (or the organizational documents of any Subsidiary of the Company), as amended, (b) any Company Contract or (c) any Legal Requirement or Order applicable to the Company or any of its Subsidiaries or any of their respective properties or assets (whether tangible or intangible).

Section 2.5  Company Capital Structure.

(a) The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock, of which 6,157,856 shares are issued and outstanding on the date hereof. The Company Capital Stock is held by the Persons and in the amounts set forth in Section 2.5(a) of the Disclosure Schedule which further sets forth for each such Person the number of shares held, class and/or series of such shares and the number of the applicable stock certificates representing such shares (if any). Except as set forth on Section 2.5(a)(2) of the Disclosure Schedule, all outstanding shares of Company Capital Stock are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the Charter Documents, or any Company Contract.

(b) All outstanding shares of Company Capital Stock, Company Options, Company Warrants and Company Convertible Notes have been (i) issued or repurchased (in the case of shares that were outstanding and repurchased by the Company) in compliance with all applicable Legal Requirements, (ii) to the Knowledge of the Company, in the case of shares that were transferred by the Company’s Equityholders, transferred in compliance with all applicable securities laws, (iii) to the Knowledge of the Company, were issued, transferred and repurchased (in the case of shares that were outstanding and repurchased by the Company and in the case of shares transferred by the Company’s Equityholders) in accordance with any right of first refusal or similar right or limitation. Other than the Company Capital Stock set forth in Section 2.5(a) of the Disclosure Schedule, the Company has no other capital stock authorized, issued or outstanding. There are no declared or accrued but unpaid dividends with respect to any shares of Company Capital Stock. True, correct and complete copies of all agreements and instruments relating to any securities of the Company (to the extent in the Company’s possession or otherwise reasonably obtainable by the Company) have been Made Available and such agreements and instruments have not been amended, modified or supplemented.

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(c) Except for the Plan, and except as set forth on Section 2.5(c) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries currently maintain any stock option plan or any other plan or agreement providing for equity or equity-related compensation to any Person (whether payable in shares, cash or otherwise). The Company has reserved 4,000,000 shares of Company Common Stock for issuance to employees and directors of, and consultants to, the Company upon the issuance of stock or the exercise of options granted under the Plan, of which (i) 1,466,500 shares are issuable, as of the date hereof, upon the exercise of outstanding, unexercised options granted under the Plan, (ii) 1,000 shares have been issued upon the exercise of options granted under the Plan and remain outstanding as of the date hereof, (iii) zero (0) shares have been issued as other types of equity awards under the Plan and remain outstanding as of the date hereof, and (iv) 2,533,500 shares remain available for future grant. In addition, 322,836 shares are issuable, as of the date hereof, upon the exercise of outstanding, unexercised warrants. All holders of Company Options are current or former employees or non-employee directors or independent contractors, advisors or consultants to or of the Company or a Subsidiary of the Company. No Company Option or other “stock right” (as defined in U.S. Treasury Department regulation 1.409A-1(1)) (A) has an exercise price that was less than the fair market value of the underlying equity as of the date such option or right was granted and no exercise price of any Company Option has been amended following the grant date of such Company Option to an exercise price less than the fair market value on the date of such amendment, (B) has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such Company Option or other stock rights, (C) has been granted after the Company’s incorporation, with respect to any class of stock of the Company that is not “service recipient stock” (within the meaning of applicable regulations under Section 409A), or (D) has ever been accounted for other than fully in accordance with GAAP in the Year-End Financial Statements.

(d) Section 2.5(d) of the Disclosure Schedule sets forth for each outstanding Company Option and Company Warrant, the name of the holder, the type of award for a Company Option, the number of shares of Company Capital Stock issuable upon the exercise of such Company Option or Company Warrant, the date of grant for a Company Option and the exercise period for a Company Warrant, the exercise price and the vesting status.

(e) Except as set forth on Section 2.5(e) of the Disclosure Schedule, no bonds, debentures, notes or other indebtedness of the Company or any of its Subsidiaries (i) having the right to vote on any matters on which stockholders may vote (or which is convertible into, or exchangeable for, securities having such right) or (ii) the value of which is in any way based upon or derived from capital or voting stock of the Company, are issued or outstanding as of the date hereof.

(f) Except for the Company Options, Company Warrants and Company Convertible Notes, and except as set forth on Section 2.5(f) of the Disclosure Schedule, there are no options, warrants, calls, rights, convertible securities, commitments or agreements of any character, written or oral, to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound obligating the Company or any of its Subsidiaries to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call, right, commitment or agreement. Except for the Company Options, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other equity-compensation rights of the Company or any of its Subsidiaries (whether payable in shares, cash or otherwise). Except as contemplated hereby, there are no voting trusts, proxies, or other agreements or understandings with respect to the voting stock of the Company or any of its Subsidiaries, and there are no agreements to which the Company or any of its Subsidiaries is a party relating to the registration, sale or transfer (including agreements relating to rights of first refusal, co-sale rights or “drag-along” rights) of any Company Capital Stock.

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The Company is not aware of any fact that will contradict the following: As a result of the First Merger, Parent will be the sole record and beneficial holder of all issued and outstanding Company Capital Stock and all rights to acquire or receive any shares of Company Capital Stock, whether or not such shares of Company Capital Stock are outstanding. The information contained in the Spreadsheet will be true, correct and complete as of the Closing Date and the calculations performed to compute the information contained therein will be accurate and in accordance with applicable Legal Requirements, the terms of this Agreement, the Charter Documents and all other agreements and instruments among the Company and/or any of the Stockholders, and no Stockholder nor any other holder of Company securities will be entitled to any amounts except as provided in the Spreadsheet or applicable Legal Requirements with respect to Dissenting Shares.

Section 2.6  Company Subsidiaries.

(a) Section 2.6(a)(i) of the Disclosure Schedule lists each Subsidiary of the Company along with its jurisdiction of incorporation or organization. Each Subsidiary of the Company is an entity validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (or in the event good standing is not an applicable concept in such jurisdiction, no proceedings have been initiated for the dissolution of such Subsidiary under the laws of its jurisdiction of incorporation or organization). Each Subsidiary of the Company has the power to own its assets and properties and to carry on its business as currently conducted. Each Subsidiary of the Company is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character or location of its assets or properties (whether owned, leased or licensed) or the nature of its business require such qualifications or licenses (except in the event good standing is not an applicable concept in any such jurisdiction), except where the failure to so qualify or be licensed would not have a Company Material Adverse Effect. Except as set forth on Section 2.6(a)(ii) of the Disclosure Schedule, all of the outstanding shares or other equity interests of each Subsidiary of the Company are owned of record and beneficially by the Company. All of the outstanding shares or other equity interests of each Subsidiary of the Company are duly authorized, validly issued, fully paid and non-assessable and are not subject to preemptive rights created by statute, the charter documents or bylaws or other organizational documents of such Subsidiary, or any agreement to which such Subsidiary is a party or by which it is bound, and have been issued in compliance with all applicable Legal Requirements. There are no options, warrants, calls, rights, commitments or agreements of any character, written or oral, to which any Subsidiary of the Company is a party or by which any Subsidiary of the Company is bound obligating such Subsidiary to issue, deliver, sell, repurchase or redeem, or cause to be issued, sold, repurchased or redeemed, any shares of the capital stock or other equity interests of such Subsidiary or obligating such Subsidiary to grant, extend, accelerate the vesting of, change the price of, otherwise amend or enter into any such option, warrant, call right, commitment or agreement. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to any Subsidiary of the Company.

(b) A true, correct and complete copy of the charter documents and bylaws or other organizational documents of each Subsidiary of the Company, each as amended to date and in full force and effect on the date hereof, has been Made Available. No Subsidiary of the Company is threatened with or subject to any bankruptcy or insolvency proceedings or is or likely to become unable to pay its due debts upon their maturity. Section 2.6(b)(i) of the Disclosure Schedule lists, for each Subsidiary of the Company on the date of this Agreement, (A) the managers, directors and officers for each such Subsidiary and (B) the name(s) of the shareholder(s) and other equity interest holders (and percentage owned by each), if applicable, of such Subsidiary. Except as set forth on Section 2.6(b)(ii) of the Disclosure Schedule, any Subsidiaries that are not wholly-owned by the Company are controlled by the Company and consolidated with the Company in the Financials.

(c) Section 2.6(c) of the Disclosure Schedule lists each corporation, limited liability company, partnership, association, joint venture or other business entity (other than the Company’s Subsidiaries) in which the Company owns, directly or indirectly, any shares or any interest. Neither the Company nor any of its Subsidiaries have entered into any Contracts to make any future investment in or capital contribution to any Person.

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Section 2.7  Company Financial Statements; Internal Financial Controls.

 (a) Section 2.7(a) of the Disclosure Schedule sets forth the Company’s (i) audited consolidated balance sheets as of December 31, 2019, December 31, 2018 and December 31, 2017 and each of the related consolidated statements of income, cash flow and stockholders’ equity for the twelve (12) month periods then ended (the “Year-End Financials”), and (ii) reviewed unaudited consolidated balance sheet as of September 30, 2020 (the “Balance Sheet Date”), and the related unaudited consolidated statements of income, cash flow and stockholders’ equity for the nine (9) months then ended (the “Interim Financials” and, together with the Year-End Financials, collectively referred to as the “Financials”). The Year-End Financials and the Interim Financials have been prepared in accordance with GAAP. The Financials present fairly in all material respects the Company’s consolidated financial condition, operating results and cash flows as of the dates and during the periods indicated therein, subject in the case of the Interim Financials to normal year-end adjustments, which are not material in amount or significance in any individual case or in the aggregate and the absence of footnote disclosures and other presentation items. The Company’s unaudited consolidated balance sheet as of the Balance Sheet Date is referred to hereinafter as the “Current Balance Sheet.” The Books and Records of the Company and each of its Subsidiaries have been, and are being, maintained in all material respects in accordance with applicable legal and accounting requirements, and the Financials are consistent with such Books and Records.

(b) All of the accounts receivable, whether billed or unbilled, of the Company and each of its Subsidiaries arose in the ordinary course of business, are not subject to any valid set-off or counterclaim, do not represent obligations for goods sold on consignment, on approval or on a sale-or-return basis and are not subject to any other repurchase or return arrangement.

(c) The Company and each of its Subsidiaries have established and maintain, adhere to and enforce a system of internal accounting controls which are effective in providing reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements (including the Financials), in accordance with GAAP, including policies and procedures that (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and each of its Subsidiaries in all material respects, (ii) provide assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company and each of its Subsidiaries are being made only in accordance with appropriate authorizations of management and the board of directors of the Company in all material respects and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the assets of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries (including any manager thereof) have identified or been made aware of (x) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company or any of its Subsidiaries, (y) any fraud, whether or not material, that involves the management or other Employees of the Company (current or former) or any of its Subsidiaries who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or any of its Subsidiaries or (z) any claim or allegation regarding any of the foregoing.

Section 2.8  No Undisclosed Liabilities . As of the date of this Agreement, neither the Company nor any of its Subsidiaries have any liability, indebtedness, obligation, commitment, expense, claim, deficiency, guaranty or endorsement of any type, whether accrued, absolute, contingent, matured, unmatured or otherwise (whether or not required to be reflected in financial statements prepared in accordance with GAAP), except (a) for those which have been reflected in the Current Balance Sheet, (b) those that are expressly disclosed on Section 2.8 of the Disclosure Schedule, (c) contractual and other liabilities which have been incurred or have arisen in the ordinary course of business (none of which is a liability for breach of contract, breach of warranty, tort, infringement, misappropriation, dilution or violation of law), (d) for those which incurred solely as a result of any action expressly required to be taken pursuant to the terms of the Agreement, or (e) those, that to the Knowledge of the Company, do not individually exceed $10,000, or $50,000 in the aggregate. All reserves that are set forth in or reflected in the Current Balance Sheet have been established in accordance with GAAP as consistently applied by the Company for pre-Closing periods.

Section 2.9  No Changes . Since the Balance Sheet Date through the date hereof,

(a) no event, occurrence or development that has had, or could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect has occurred or arisen, and

(b) except as set forth on Section 2.9(b) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries have taken any of the following actions:

(i) caused or permitted any modifications, amendments or changes to the Charter Documents or the organizational documents of any of its Subsidiaries;

(ii) split, combined or reclassified of any shares of its capital stock;

(iii) issued, sold or otherwise disposed of any of its capital stock (other than in connection with the Transactions under this Agreement), or granted any options, warrants or other rights to purchase or obtain (including upon conversion, exchange or exercise) any of its capital stock;

(iv) declared or paid any dividends or distributions on or in respect of any of its capital stock or redeemed, purchased or acquired any of its capital stock;

(v) formed, or entered into any commitment to form, a subsidiary, or acquired, or entered into any commitment to acquire, an interest in any corporation, association, joint venture, partnership or other business entity or division thereof;

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(vi) made or agreed to make any capital expenditure or entered into any agreement obligating the Company to make a capital expenditure exceeding $20,000 individually or $75,000 in the aggregate;

(vii) entered into any agreement, contract or commitment for the sale, lease, license or transfer of any Company IP or any agreement, contract or commitment or modification or amendment to any agreement with respect to Company IP with any Person, except non-exclusive licenses or sublicenses granted in the ordinary course of business consistent with past practice;

(viii) abandoned or allowed to lapse or failed to maintain in full force and effect any Registered IP, or failed to take or maintain reasonable measures to protect the confidentiality or value of any trade secrets included in the Company Intellectual Property;

(ix) acquired or agreed to acquire or disposed or agreed to dispose of any assets of the Company or any of its Subsidiaries or any business enterprise or division thereof outside the ordinary course of the business of the Company or any of its Subsidiaries, and consistent with past practice;

(x) incurred any Indebtedness, which is not paid off as of the date of this Agreement, issued or sold any debt securities, created a Lien (other than Permitted Liens) over any asset of the Company or any of its Subsidiaries or materially amended the terms of any outstanding loan agreement;

(xi) suffered any material damage, destruction or loss (whether or not covered by insurance) to its tangible or intangible property;

(xii) accelerated, terminated, materially modified or cancelled any material Contract (including, but not limited to, any Material Contract) to which the Company is a party or by which it is bound;

(xiii) made any loan to any Person (except for advances to employees for reasonable business travel and other business expenses in the ordinary course of business consistent with past practice), purchased debt securities of any Person or guaranteed any indebtedness of any Person;

(xiv) paid, discharged, released, waived or satisfied any claims, rights or liabilities, other than the payment, discharge or satisfaction in the ordinary course of business of liabilities reflected on the Current Balance Sheet or incurred in the ordinary course of business after the Balance Sheet Date;

(xv) adopted or changed accounting methods or practices (including any change in depreciation or amortization policies or rates or any change to practices that would impact the methodology for recognizing revenue) other than as required by GAAP;

(xvi) (A) made or changed any material election in respect of Taxes other than in the ordinary course of business consistent with past practice, (B) adopted or changed any accounting method in respect of Taxes, (C) entered into any closing agreement in respect of Taxes, (D) settled any claim or assessment in respect of a material amount of Taxes, (E) consented to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes, (F) made or requested any Tax ruling, (G) entered into any Tax sharing or similar agreement or arrangement, (other than any agreement or arrangement the primary subject matter of which is not Taxes), or (H) amended any income or other material Tax Return;

(xvii) increased, or agreed to increase, in excess of $50,000 in the aggregate, the base cash compensation payable, to its officers, directors, senior Employees, independent contractors or consultants with annual base compensation in excess of $100,000, or granted any change in control benefit, severance or termination pay to, or entered into any employment or severance agreement with, any of its current Employees, directors, independent contractors or consultants, other than in the ordinary course of business consistent with past practice or as required by Legal Requirement;

(xviii) terminated any Employee whose annual salary exceeded $150,000, other than in the ordinary course of business consistent with past practice or as required by Legal Requirement or otherwise cause any Employees to resign, in each case other than (x) in the ordinary course of business consistent with past practice or (y) for “cause” or poor performance;

(xix) canceled, amended (other than in connection with the addition of customers and suppliers to such insurance policies from time to time in the ordinary course of business consistent with past practices) or failed to renew (on substantially similar terms) any insurance policy of the Company or any of its Subsidiaries;

(xx) except as required by applicable Legal Requirements and the Transactions contemplated herein, convened any regular or special meeting (or any adjournment or postponement thereof) of the Stockholders; or

(xxi) taken, committed, or agreed in writing or otherwise to take, any of the actions described in the foregoing clauses of this Section 2.9(b).

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Section 2.10  Taxes.

(a) Tax Returns and Payments. Each income and other Tax Return required to be filed by or on behalf of the Company or any of its Subsidiaries with any Governmental Entity, including all Tax Returns required to be filed by the Company for fiscal years ending on or prior to December 31, 2019: (i) except as set forth on Section 2.10(a)(i) of the Disclosure Schedule, has been filed on or before its applicable due date (including any extensions of such due date); and (ii) has been accurately and completely prepared in compliance with all applicable Legal Requirements. All amounts of Taxes required to be paid by the Company and each of its Subsidiaries have been timely paid (whether or not shown on any Tax Return). Neither the Company nor any Subsidiary is the beneficiary of any extension of time within which to file any Tax Return, except extensions not currently in effect or obtained in the ordinary course of business. Neither the Company nor any of its Subsidiaries has deferred or delayed the payment of any Taxes under provisions of the CARES Act or any executive order, or has otherwise availed themselves of any Tax benefits or deferrals provided under the CARES Act.

(b) Reserves for Payment of Taxes. The Financials accurately and fully accrue in all material respects all actual and contingent liabilities for Taxes with respect to all periods through the dates thereof in accordance with GAAP. Neither the Company nor any of its Subsidiaries have incurred any liability for Taxes since the Balance Sheet Date other than in the ordinary course of business.

(c) Audits; Claims; Etc. No Tax Return of the Company or any of its Subsidiaries is currently under any examination or audit by any Governmental Entity. Neither the Company nor any of its Subsidiaries have received from any Governmental Entity any: (i) written notice indicating an intent to open a Tax audit or other review; (ii) written request for information related to Tax matters; or (iii) written notice of deficiency or proposed Tax adjustment, in each case, which has not settled or resolved. No claim or legal proceeding is pending or threatened in writing against the Company or any of its Subsidiaries in respect of any Tax (including any Tax filing or Tax reporting obligation). There are no unsatisfied liabilities for Taxes with respect to any notice of deficiency or similar document received by the Company or any of its Subsidiaries. There are no Liens for Taxes upon any of the assets of the Company or any of its Subsidiaries except Liens for current Taxes not yet due and payable or which are being contested in good faith (and for which there are adequate accruals made in accordance with GAAP).

(d) Distributed Stock. Neither the Company nor any of its Subsidiaries have distributed stock of another Person, and neither the Company nor any of its Subsidiaries have had their stock distributed by another Person, in a transaction that was purported or intended to be governed in whole or in part by Section 355 or Section 361 of the Code during the two (2) years prior to the date of this Agreement.

(e) Sales Tax. Except as set forth on Section 2.10(e) of the Disclosure Schedule, the Company and each of its Subsidiaries has collected and remitted all amounts, sales, use, value added, ad valorem, personal property and similar Taxes (“Sales Taxes”) with respect to sales made or services provided and, for all sales or provision of services that are exempt from Sales Taxes and that were made without charging or remitting Sales Taxes, the Company or its Subsidiaries, as applicable, has received and retained any required Tax exemption certificates or other documentation qualifying such sale or provision of services as exempt.

(f) Gain Recognition Agreements. The Company is not a party to a gain recognition agreement under Section 367 of the Code.

(g) Section 965. The Company will not be required to include in income following the Closing any amount as a result of an election under Section 965(h) of the Code.

(h) Tax Indemnity Agreements; Etc. Neither the Company nor any of its Subsidiaries currently are a party to or bound by any Tax indemnity agreement, Tax sharing agreement, Tax allocation agreement or similar Contract (in each case, other than any Contract, agreement or arrangement (i) between or among the Company and any of its Subsidiaries or (ii) the primary subject matter of which is not Taxes), and after the Closing Date, neither the Company nor any of its Subsidiaries will be bound by any such agreement or similar arrangement or have any liability thereunder for any amounts. Neither the Company nor any of its Subsidiaries have any liability for Taxes of any Person (other than the Company and its Subsidiaries, as the case may be) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. Legal Requirements), as a transferee or successor, by operation of law or otherwise.

(i) No Other Jurisdictions for Filing Tax Returns. Neither the Company nor any of its Subsidiaries are subject to Tax in any country other than their respective countries of incorporation or formation by virtue of having a permanent establishment or other place of business in that country. No claim has ever been made by a Governmental Entity in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns that the Company or any of its Subsidiaries, as the case may be, is or may be subject to taxation by that jurisdiction.

(j) Transfer Pricing. The Company and each of its Subsidiaries are in compliance with all applicable transfer pricing laws, including Treasury Regulations promulgated under Section 482 of the Code (or any comparable provisions of state, local or non-U.S. Legal Requirements). All intercompany agreements have been adequately documented, and such documents have been duly executed in a timely manner.

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(k) Tax Shelters; Listed Transactions; Etc. Neither the Company nor any of its Subsidiaries have consummated or participated in, nor is the Company or any of its Subsidiaries currently participating in, any transaction which was or is a “tax shelter” transaction as defined in Section 6662 of the Code and the Treasury Regulations promulgated thereunder. Neither the Company nor any of its Subsidiaries have ever participated in, nor is currently participating in, a “listed transaction” within the meaning of Section 6707A(c) of the Code or Treasury Regulations Section 1.6011-4(b). The Company and each of its Subsidiaries has disclosed on its respective Tax Returns any Tax reporting position taken in any Tax Return which could reasonably be expected to result in the imposition of penalties under Section 6662 of the Code (or any comparable provisions of state, local or non-U.S. Legal Requirements).

(l) Withholding. The Company and each of its Subsidiaries: (i) has complied with all applicable Legal Requirements relating to the payment, reporting and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445 and 1446 of the Code or similar provisions under any non-U.S. Legal Requirement); (ii) has, within the time and in the manner prescribed by applicable Legal Requirements, withheld from employee wages or consulting compensation and timely paid over to the proper Governmental Entities (or is properly holding for such timely payment) all amounts required to be so withheld and paid over under all applicable Legal Requirements, including federal and state income and employment Taxes, Federal Insurance Contribution Act, Medicare, Federal Unemployment Tax Act, and relevant non-U.S. income and employment Tax withholding Legal Requirements; and (iii) has timely filed all withholding Tax Returns, for all periods.

(m) Change in Accounting Methods; Closing Agreements; Etc. Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (i) change in method of accounting made prior to the First Effective Time or use of an improper method of accounting for any taxable period (or portion thereof) ending on or before the Closing Date; (ii) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or non-U.S. Tax law) executed prior to the First Effective Time; (iii) intercompany transactions or excess loss accounts described in Treasury Regulations under Section 1502 of the Code (or any similar provision of state, local, or non-U.S. Tax law) with respect to a transaction occurring prior to the First Effective Time; (iv) installment sale or open transaction disposition made prior to the First Effective Time; (v) prepaid amount received or deferred revenue accrued on or prior to the First Effective Time; or (vi) election under Section 108(i) of the Code (or any similar provision of state, local, or non-U.S. Tax law.

(n) Consolidated Groups. N either the Company nor any of its Subsidiaries have ever been a member of an affiliated, combined, consolidated or unified group (including within the meaning of Section 1504(a) of the Code) filing a consolidated federal income Tax Return (other than a group the common parent of which was the Company).

(o) PFICs; CFCs. Except as set forth on Section 2.10(o) of the Disclosure Schedule, the Company does not own any interest in any controlled foreign corporation (as defined in Section 957 of the Code) (“CFC”) or passive foreign investment company (as defined in Section 1297 of the Code) (“PFIC”).

(p) Section 83(b). To the Company’s Knowledge, no Person holds, or has ever acquired, shares of Company Common Stock that are nontransferable and subject to a substantial risk of forfeiture within the meaning of Section 83 of the Code with respect to which a valid election under Section 83(b) of the Code has not timely been made. The Company has Made Available true, correct and complete copies in its possession of all election statements under Section 83(b) of the Code, together with evidence in its possession of timely filing of such election statements with the appropriate Internal Revenue Service Center, with respect to any unvested securities or other property issued by the Company, or any Subsidiary to any of their respective employees, non-employee directors, consultants and other service providers.

(q) Section 409A. Except as set forth on Section 2.10(q) of the Disclosure Schedule, each Company Employee Plan and Contract, agreement or arrangement between the Company or any Subsidiary and any Employee that is a “nonqualified deferred compensation plan” (as such term is defined in Section 409A(d)(1) of the Code), has been at all times since the Company’s incorporation in operational and documentary compliance with Section 409A of the Code (or any state law equivalent) and the regulations and guidance thereunder (“Section 409A”). No nonqualified deferred compensation plan that was originally exempt from application of Section 409A has been “materially modified” (within the meaning of IRS Notice 2005-1) at any time since the Company’s incorporation. No compensation will, or could reasonably be expected to be, includable in the gross income of any Employee as a result of the operation of Section 409A with respect to any Company Employee Plan or other arrangements or agreements that is or has been in effect at any time prior to the First Effective Time. To the extent required, the Company and each of its Subsidiaries have properly reported and/or withheld and remitted on amounts deferred under any nonqualified deferred compensation plan subject to Section 409A. There is no Contract, agreement, plan or arrangement to which the Company or any Subsidiary is a party covering any Employee of the Company or any of its Subsidiaries, which individually or collectively obligates the Company or any of its Affiliates to pay a Tax gross-up payment to, or otherwise indemnify or reimburse, any Employee for Tax-related payments under Section 409A.

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(r) Section 280G. There is no agreement, plan, arrangement or other Contract covering any current or former Employee to which the Company and/or any Subsidiary is a party or by which the Company and/or any Subsidiary is bound that, considered individually or collectively with any other such agreements, plans, arrangements or other Contracts, will, or could reasonably be expected to, as a result of the Transactions and other agreements contemplated by this Agreement (whether alone or upon the occurrence of any additional or subsequent events), be characterized as an “excess parachute payment” within the meaning of Section 280G of the Code (or any corresponding or similar provision of state, local or foreign Tax law). No stock of the Company or any Stockholders is readily tradable on an established securities market or otherwise (within the meaning of Section 280G and the regulations promulgated thereunder) such that the Company is ineligible to seek stockholder approval in a manner that complies with Code Section 280G(b)(5). No amount that will be received (whether in cash or property or the vesting of any property) as a result of the consummation of the Transactions by any employee, director, or other service provider of the Company under any Company Employee Plan or otherwise would not be deductible by reason of Section 280G of the Code nor would be subject to an excise tax under Section 4999 of the Code.

(s) Section 4999. There is no agreement, plan, arrangement or other Company Contract by which the Company or any of its Subsidiaries is bound to compensate any Employee for excise taxes paid pursuant to Section 4999 of the Code.

(t) The representations and warranties set forth in this Section 2.9 (other than the final sentence of Section 2.9(a), Sections 2.10(f) through (h) and Section 2.10(m)) are made only with respect to Pre-Closing Tax Periods and shall not be construed as a representation or warranty with respect to Tax positions that Parent or any of its Affiliates (including the Company and its Subsidiaries) may take in or in respect of a Tax period (or portion thereof) beginning after the Closing Date.

Section 2.11  Real Property . The Company and its Subsidiaries do not own any real property. Section 2.11(a) of the Disclosure Schedule sets forth a list of all real property currently leased, subleased or licensed by or from the Company or any of its Subsidiaries or otherwise used or occupied by the Company or any of its Subsidiaries (collectively, the “Leased Real Property”). Section 2.11(a) of the Disclosure Schedule lists (a) the street address of each parcel of Leased Real Property; (b) if such property is leased or subleased by the Company, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease for each leased or subleased property; and (c) the current use of such property. The Company has Made Available a true and complete copy of all leases, lease guaranties, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in or relating to the Leased Real Property, including all amendments, terminations and modifications thereof (collectively, the “Lease Agreements”). Except as set forth on Section 2.11(b) of the Disclosure Schedule, (i) the Company and its Subsidiaries currently occupy all of the Leased Real Property for the operation of its business, and (ii) there are no other parties occupying, or with a right to occupy, the Leased Real Property. The use and operation of the Leased Real Property in the conduct of the Company’s business do not violate any Legal Requirement, covenant, condition, restriction, easement, license, permit or agreement. To the Knowledge of the Company, no material improvements constituting a part of the Leased Real Property encroach on real property owned or leased by a Person other than the Company (for the avoidance of doubt, all material improvements constituting a part of the Leased Real Property are on real property owned by the Company’s or its Subsidiaries’ respective landlord for each such parcel of Leased Real Property). There are no Actions pending nor, to the Knowledge of the Company, threatened against or affecting the Leased Real Property or any portion thereof or interest therein in the nature or in lieu of condemnation or eminent domain proceedings.

Section 2.12  Tangible Property . The Company and each of its Subsidiaries have good and valid title to, or, in the case of Leased Real Property, valid leasehold interests in, all of their tangible properties and assets, real, personal and mixed, used or held for use in its business, free and clear of any Liens, except (a) as reflected in the Current Balance Sheet, (b) Liens for Taxes not yet due and payable or which are being contested in good faith and for which there are adequate accruals made in accordance with GAAP (c) such imperfections of title and encumbrances, if any, which do not detract from the value or interfere with the present use of the property subject thereto or affected thereby, (d) as set forth on Section 2.12 of the Disclosure Schedules and (e) Permitted Liens. The material items of equipment owned or leased by the Company and each of its Subsidiaries (i) are reasonably adequate for the conduct of the business of the Company and its Subsidiaries in accordance with the Company’s past practices, and (ii) in good operating condition, regularly and properly maintained, subject to normal wear and tear.

Section 2.13  Intellectual Property.

(a) Disclosures. The Disclosure Schedule accurately identifies and describes: (i) in Section 2.13(a)(i) of the Disclosure Schedule, each current Company Product (by name, version number, and other appropriate identifiers); (ii) in Section 2.13(a)(ii) of the Disclosure Schedule, (A) each item of Intellectual Property Rights that are owned by, or purported to be owned by, the Company or any of its Subsidiaries that is Registered IP, (B) the record owner, and, if different, the legal and beneficial owner, of such item of such Registered IP, (C) the jurisdiction in which such item of Registered IP has been registered or filed and the applicable application, registration or serial number, (D) the status of each item of Registered IP, including any upcoming deadlines in the next 60 days and (E) for each domain name registration, the applicable domain name registrar, the expiration date for the registration, and name of the registrant and (iii) in Section 2.13(a)(iii) of the Disclosure Schedule, all unregistered trademarks owned or used by the Company or any of its Subsidiaries.

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(b) Ownership Free and Clear. Except as set forth on Section 2.13(b) of the Disclosure Schedule, the Company or one of its Subsidiaries exclusively own all right, title and interest to and in the Company IP, free and clear of any Liens other than Permitted Liens. Without limiting the generality of the foregoing:

(i) all documents and instruments necessary to perfect the rights of the Company and its Subsidiaries in the Company IP that is Registered IP have been validly executed, delivered and filed in a timely manner with the applicable Governmental Entity;

(ii) except as set forth on Section 2.13(b)(ii) of the Disclosure Schedule, each Employee (current or former) who is or was involved in the authorship, invention, creation, conception or development of any Company IP for or on behalf of the Company or any of its Subsidiaries has entered into a written agreement (A) assigning all such Intellectual Property and such Intellectual Property Rights to the Company and its Subsidiaries, and (B) containing confidentiality provisions protecting the Company IP;

(iii) except as set forth on Section 2.13(b)(iii) of the Disclosure Schedule, all Company IP created by the Company’s or its Subsidiaries’ founders or other Persons for or on behalf of or in contemplation of the Company or its Subsidiaries (A) prior to the inception of the Company or its Subsidiaries or (B) prior to their commencement of employment with the Company or its Subsidiaries have been irrevocably assigned to the Company;

(iv) except as set forth on Section 2.13(b)(iv) of the Disclosure Schedule, no Employee or former employer of any Employee has any claim, right or interest (including the right to obtain any claim, right or interest) to or in any Company IP;

(v) neither the Company nor any of its Subsidiaries are utilizing (A) any unlicensed Intellectual Property or Intellectual Property Rights authored, invented, created, conceived or developed by any third party or by any Employees or Persons the Company or any of its Subsidiaries currently intends to hire or engage as a contractor, or (B) to the Knowledge of the Company, any confidential information of any other Persons to which such Employees were exposed prior to their employment by the Company or any of its Subsidiaries;

(vi) to the Knowledge of the Company, no Employee is in breach of any Contract with any former or concurrent employer or other Person concerning Intellectual Property Rights, confidentiality or noncompetition;

(vii) no funding, facilities, resources or personnel of any Governmental Entity or any research or educational institution were used to develop or create any Company IP;

(viii) except as set forth on Section 2.13(b)(viii) of the Disclosure Schedule, the Company and each of its Subsidiaries have taken all commercially reasonable steps to maintain the confidentiality of all material proprietary information held by the Company or any of its Subsidiaries, or purported to be held by the Company or any of its Subsidiaries, as a trade secret, including any confidential information or trade secrets provided to the Company or any of its Subsidiaries by any Person under an obligation of confidentiality, and no such proprietary information has been authorized to be disclosed or has actually been disclosed to any Person other than pursuant to a written confidentiality Contract restricting the disclosure and use of such proprietary information;

(ix) neither the Company nor any of its Subsidiaries have made, directly or indirectly, any commitments, promises, submissions, suggestions, statements or declarations (including any membership commitments or other commitments, promises, submissions, suggestions, statements or declarations that could require or obligate the Company or any of its Subsidiaries to grant or offer to any other Person any license or right to any Company IP or otherwise impair or limit the Company or any of its Subsidiaries’ control of any Company IP) to any standards-setting bodies, industry groups or other similar organizations (“Standards Organizations”) with respect to Company IP, and no patent or copyright included in the Company IP (A) except as set forth on Section 2.13(b)(ix)(A) of the Disclosure Schedule, is subject to any commitment that would require the grant of any license or other right to any Person or otherwise limit the Company’s control of any Company IP or (B) has been identified by the Company or, to the Knowledge of the Company, any other Person as essential to any Standards Organization or any standard promulgated by any Standards Organization;

(x) except as set forth on Section 2.13(b)(x) of the Disclosure Schedule, either the Company or any one or more of its Subsidiaries owns or otherwise has the right to use, and after the Closing will continue to have, all Intellectual Property Rights and Intellectual Property used in or needed to conduct the business of such entity as currently conducted by the Company and its Subsidiaries;

(xi) all material Company IP will be fully transferable and alienable by the Company or one or more of its Subsidiaries at the Closing without restriction, other than Permitted Liens, and without payment of any kind to any Person;

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(xii) no Company IP is subject to any Action that restricts in any manner the use, offer for sale, sale, license, practice and other exploitation thereof or that would reasonably be expected to have an adverse effect on the use, validity or enforceability thereof in the business or operations of the Company or any of its Subsidiaries; and

(xiii) the Company and its Subsidiaries have the exclusive right to bring an Action against a third party for infringement or misappropriation of the Company IP.

(c) Legal Requirements. No trademark (whether registered or unregistered), trade name, domain name or otherwise protected designation (e.g., worktitle) used by Company conflicts or interferes with any trademark (whether registered or unregistered), trade name or domain name owned, used or applied for by any other Person. None of the goodwill associated with or inherent in any trademark (whether registered or unregistered) within the Company IP has been impaired. To the Knowledge of the Company, each item of Company IP that is Registered IP has been in compliance with all Legal Requirements, and all filings, payments and other actions required to be made or taken to maintain such item of Company IP in full force and effect have been made by the applicable deadline. To the Knowledge of the Company, there is no basis for a claim that any Company IP is invalid or, except for pending applications, unenforceable. No issuance or registration obtained and no application filed by the Company or any of its Subsidiaries in connection with the Company IP has been cancelled, abandoned, allowed to lapse or not renewed, except (i) where the Company or its Subsidiaries, as applicable, has in its reasonable business judgment decided to cancel, abandon, allow to lapse or not renew such issuance, registration, or application, and (ii) except as set forth on Section 2.13(c) of the Disclosure Schedule.

(d) Effects of the Mergers. Neither the execution, delivery or performance of this Agreement or any Related Agreement nor the consummation of the Mergers or any of the other Transactions will, with or without notice or the lapse of time, result in or give any other Person the right or option to cause or declare: (i) a loss of, or Lien on (except for any Permitted Liens), any Company IP; (ii) the release, disclosure or delivery of any Company IP by or to any escrow agent or other Person; (iii) the grant, assignment or transfer to any other Person of any license or other right or interest under, to or in any of the Company IP or any Intellectual Property or Intellectual Property Rights owned by, or licensed to, Parent or any of its Subsidiaries (other than the Company or any of its Subsidiaries); or (iv) payment of any royalties or other license fees with respect to Intellectual Property Rights of any other Person in excess of those payable by the Company or any of its Subsidiaries in the absence of this Agreement or the Transactions.

(e) No Third Party Infringement of Company IP. To the Knowledge of the Company, no Person has infringed, misappropriated, or otherwise violated, and no Person is currently infringing, misappropriating or otherwise violating, any Company IP. Neither the Company nor any of its Subsidiaries have brought any Actions alleging (i) infringement, misappropriation or other violation of any Company IP or (ii) breach of any license, sublicense or other agreement authorizing another party to use any Company IP, and, to the Knowledge of the Company, there do not exist any facts which could currently form the basis of any such Actions. Neither the Company nor any of its Subsidiaries have entered into any agreement granting any Person the right to bring infringement actions with respect to, or otherwise to enforce rights with respect to, the Company IP. Section 2.13(e) of the Disclosure Schedule accurately identifies (and the Company has Made Available a true, correct and complete copy of) each letter or other written or electronic communication or correspondence that has been sent or otherwise delivered by or to the Company or any of its Subsidiaries or representatives regarding any actual, alleged or suspected infringement or misappropriation of any Company IP by a Person.

(f) Use of Licensed IP. The Company has written licenses or rights under compulsory licenses for all Licensed IP and, except as set forth on Section 2.13(f) of the Disclosure Schedule, such licenses are of sufficient scope to permit the Company and each of its Subsidiaries to conduct its business as currently conducted without infringing or violating the rights of the respective licensors of such Licensed IP. Neither the Company nor any of its Subsidiaries, or, to the Knowledge of the Company, any other Person, is in breach of any Licensed IP Contract.

(g) Sufficiency of IP. The Company IP and the Licensed IP together constitute all of the Intellectual Property and Intellectual Property Rights used to operate the businesses of the Company and each of its Subsidiaries as currently conducted.

(h) No Infringement of Third Party IP Rights. Neither the Company nor any of its Subsidiaries is infringing, misappropriating or otherwise violating, or has infringed, misappropriated or otherwise violated, any Intellectual Property Right of any other Person, and the conduct of the business of the Company and each of its Subsidiaries, as conducted by the Company and each of its Subsidiaries prior the Closing Date, does not infringe, misappropriate or otherwise violate any Intellectual Property Right of any other Person, violate any right of any Person (including any right to privacy or publicity), or constitute unfair competition or trade practices under any Legal Requirement. Without limiting the generality of the foregoing: (i) to the Knowledge of the Company, no Company Product has ever infringed, misappropriated or otherwise violated any Intellectual Property Right of any other Person in any material respect; (ii) no Action for infringement, misappropriation or similar claim or legal proceeding is pending or has been threatened against the Company or any of its Subsidiaries or, to the Knowledge of the Company, against any other Person who may be entitled to be indemnified, defended, held harmless or reimbursed by the Company or any of its Subsidiaries with respect to such claim or legal proceeding and (iii) neither the Company nor any of its Subsidiaries have received any notice or other communication (A) relating to any actual, alleged or suspected infringement, misappropriation or violation of any Intellectual Property Right of any other Person, (B) inviting the Company or any of its Subsidiaries to license any Intellectual Property Right of any other Person or (C) claiming that any Company Product or the operation of the business of the Company or any of its Subsidiaries constitutes unfair competition or trade practices under any Legal Requirements.

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(i) Bugs. None of the Company Software: (i) except as set forth on Section 2.13(i) of the Disclosure Schedule, contains any defect or vulnerability that adversely affects the security of such Company Software; or (ii) to the Knowledge of the Company, fails to comply with any applicable warranty or other contractual commitment relating to the use, functionality, security or performance of such Company Software. The Company has Made Available a true, correct and complete list of all known material bugs, defects and errors (the effect of which would render Company software inoperable or suffering significant reduction in functionality) in the current version of the Company Software. Without limiting the foregoing, there are no warranty, indemnification requests or other claims asserted against the Company or any of its Subsidiaries related to any Company Software which remain unresolved as of the date hereof.

(j) No Harmful Code. None of the Company Software contains any “back door,” “drop dead device,” “time bomb,” “Trojan horse,” or “worm” or to the Knowledge of the Company, “virus” (as such terms are commonly understood in the Software industry) or any other code designed or intended to have, or capable of performing, any of the following functions: (i) disrupting, disabling, harming or otherwise impeding in any manner the operation of, or providing unauthorized access to, a computer system or network or other device on which such code is stored or installed; or (ii) damaging or destroying any data or file without the user’s consent (collectively, “Harmful Code”).

(k) Company IT Assets. All Software, systems, servers, computers, hardware, firmware, middleware, networks, data communications lines, routers, hubs, switches and other information technology equipment used in the operation of the Company’s and each of its Subsidiaries’ businesses (collectively, the “Company IT Assets”) are in good working order, operate in a manner consistent with their documentation and specifications and are adequate for the operation of such businesses as presently conducted. The Company IT Assets have not materially malfunctioned or failed within the past three (3) years, and do not contain any Harmful Code or other Software routines or hardware components that (i) disrupt or adversely affect the functionality of any Company IT Assets or other Software or systems, or (ii) enable or assist any Person to access without authorization any Company IT Assets. The Company and each of its Subsidiaries have taken commercially reasonable steps to provide for the archival, back-up, recovery and restoration of the Company IT Assets.

(l) Security Measures. The Company and each of its Subsidiaries have taken steps and implemented procedures intended to ensure that the information technology systems used in connection with the operation of the businesses of the Company and each of its Subsidiaries are free from any Harmful Code. The Company and each of its Subsidiaries have implemented disaster recovery and security plans, procedures and facilities for the businesses of the Company and each of its Subsidiaries, and have taken reasonable administrative, technical and physical measures consistent with (or exceeding) industry standards to safeguard the Company Software and Company IT Assets from unauthorized access, disclosure or use by any Person. Without limiting the generality of the foregoing, the Company and each of its Subsidiaries have implemented security plans that are intended to (i) identify internal and external risks to the security of the Company’s and each of its Subsidiaries’ confidential information and any Private Data held or used by the Company and each of its Subsidiaries and (ii) implement, monitor and improve adequate and effective safeguards to control those risks. Such security plans described above have been designed with the security standards referenced in the Company or any of the Subsidiaries’ product marketing materials. To the Knowledge of the Company, there have been no unauthorized intrusions or breaches of the security of the Company IT Assets or Company Software.

(m) No Spyware or Malware. None of the Company Software performs the following functions, without the knowledge and consent of the owner or authorized user of a computer system or device: (i) sends information of a user to any other Person without the user’s consent or collects Personal Data stored on the computer system or device; (ii) interferes with the owner’s or an authorized user’s control of the computer system or device; (iii) changes or interferes with settings, preferences or commands already installed or stored on the computer system or device without the knowledge of the owner or an authorized user of the computer system or device; (iv) changes or interferes with data that is stored, accessed or accessible on any computer system or device in a manner that obstructs, interrupts or interferes with lawful access to or use of that data by the owner or an authorized user of the computer system or device; (v) causes the computer system or device to communicate with another computer system or device; (vi) installs a computer program that may be activated by a Person other than the owner or an authorized user of the computer system or device; (vii) records a user’s actions without the user’s knowledge; or (viii) employs a user’s Internet connection without the user’s knowledge to gather or transmit information regarding the user or the user’s behavior.

(n) Use of Open Source Code.

(i) Neither the Company nor any of its Subsidiaries has used, modified, or distributed any Open Source Software in a manner that: (A) could or does require (or could or does condition the use or distribution of such Software on) the disclosure, licensing or distribution of any source code for any Company IP or any portion of any material Company Product other than such Open Source Software; (B) could or does require the licensing or disclosure of any Company IP, or any portion of any material Company Product other than such Open Source Software, for the purpose of making derivative works; (C) except as set forth on Section 2.13(n)(i)(C) of the Disclosure Schedule, could or does otherwise impose any limitation, restriction or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any material Company IP, including restrictions on the consideration to be charged for the distribution of any material Company Product; (D) creates obligations for the Company or any of its Subsidiaries with respect to Company IP or grants to any Person any rights or immunities under Company IP; or (E) except as set forth on Section 2.13(n)(i)(E) of the Disclosure Schedule, imposes any other limitation, restriction or condition on the right of the Company or any of its Subsidiaries to use or distribute any Company Product.

(ii) Except as set forth on Section 2.13(n)(ii) of the Disclosure Schedule, The Company and each of its Subsidiaries have complied with all of the terms and conditions of each applicable license for Open Source Software, including all requirements pertaining to attribution and copyright notices. The Company and each of its Subsidiaries regulate the use, modification, and distribution of Open Source Software in connection with the businesses of the Company and each of its Subsidiaries and the Company Products, in compliance with the applicable licenses for such Open Source Software. There has been no deviation from or violation of the Company’s or any of its Subsidiaries’ policies with respect to Open Source Software.

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(o) No License of Source Code. No source code for any Company IP has been delivered, licensed or made available to any escrow agent or other Person who is not, as of the date of this Agreement, an Employee, including under any license for Open Source Software. Except as set forth on Section 2.13(o) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries have any duty or obligation (whether present, contingent or otherwise) to deliver, license or make available the source code for any Company Software to any escrow agent or any other Person who is not, as of the date of this Agreement, an Employee of the Company or any of its Subsidiaries. No event has occurred, and no circumstance or condition exists, that (with or without notice or lapse of time) will, or could reasonably be expected to, result in the delivery, license or disclosure of any source code for any Company Software to any other Person who is not, as of the date of this Agreement, an Employee of the Company or any of its Subsidiaries.

(p) Marketing Communications. To the extent required by Privacy Legal Requirements, recipients of any communications initiated by or for the Company or any of its Subsidiaries have consented to receive such communications, and, with respect to such communications, the Company and each of its Subsidiaries and all Persons performing for the Company and each of its Subsidiaries have at all times complied, in all material respects, with the federal Controlling the Assault of Non-Solicited Pornography and Marketing Act of 2003, the Privacy and Electronic Communications Directive 2002/58/EC (ePrivacy) (as amended), and all other Legal Requirements relating to marketing, promotion, email harvesting, and the transmission of unsolicited communications.

(q) Private Data. No breach or violation of any security policy of the Company or its Subsidiaries has occurred in the past three (3) years, or is threatened, and to the Knowledge of the Company, there has been no loss, damage or unauthorized or illegal use, disclosure, modification, possession, interception, or other processing of or access to, or other misuse of, any of material Private Data or other material data or information in any of the databases owned or used by the Company including any third party databases used to process Private Data for the Company.

(r) Privacy Policies and Privacy Legal Requirements. No statement on any Company Product or any Company Site, or in any Company Privacy Policy, has been misleading, deceptive or in violation of any Privacy Legal Requirement. In the past three (3) years, the Company and its Subsidiaries have complied at all times with all: Company Privacy Policies, all Privacy Legal Requirements and all filings, registrations and certifications made with respect to such Privacy Legal Requirements. The execution, delivery and performance of this Agreement and any Related Agreements and the consummation of the Transactions will comply with all Company Privacy Policies and Privacy Legal Requirements. Neither the Company nor any of the Subsidiaries has exceeded its rights to data provided or accessed under any Contract. Neither the Company nor any of the Subsidiaries uses or has used (whether or not in anonymous form or for the purpose of improving any Company Product) any data directly or indirectly provided by, or obtained from, any counter party to any Contract, except in compliance with the applicable Contract. Neither the Company nor any of the Subsidiaries sell any Private Data. The systems, products and services of the Company and each of the Subsidiaries are adequate and sufficient to meet the requirements of all applicable Privacy Legal Requirements with respect to the protection of the privacy and confidentiality of all Private Data present, stored, used or processed in connection with such systems, products or services. The Company and each of the Subsidiaries have at all times taken reasonable steps intended to ensure that all Private Data is protected against loss, destruction or damage and against unauthorized access, use, modification, disclosure or other misuse and, to the Knowledge of the Company, there has been no loss, destruction or damage of or unauthorized access to or other misuse of Private Data in the past three (3) years. In the past three (3) years, there is not and has not been any complaint to, or any audit, proceeding, or to the Knowledge of the Company, any (i) investigation (formal or informal) or (ii) Action of or against the Company, any of its Subsidiaries, or any of their customers (in the case of customers, to the extent relating to any Company Product or Company Site or the practices of the Company or any of its Subsidiaries or any Person performing for the Company or any of its Subsidiaries) by any private party, the Federal Trade Commission, any state attorney general or any other Governmental Entity, in each case, with respect to the collection, storage, hosting, use, disclosure, transmission, transfer, disposal, possession, interception, other processing or security of any Private Data by the Company or any of its Subsidiaries. To the Knowledge of the Company, there are no facts or circumstances that could constitute a reasonable basis for such an Action. There has been no Order or government or third-party settlement affecting the collection, storage, hosting, use, disclosure, transmission, transfer, disposal, possession, interception, other processing or security of any Private Data by or for the Company or any of its Subsidiaries.

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(s) Private Data Processing Agreements. No statement on any Company Product or any Company Site, or in any Company Privacy Policy, has been misleading, deceptive or in violation of any Privacy Legal Requirement. The Company has Made Available a true, correct and complete copy of its standard form of Company Private Data Processing Contract currently used by the Company.

(t)     The conduct and operation of the Company’s and its Subsidiaries’ businesses, including the operation of the Company Products and their distribution to and use by customers, complies with Privacy Legal Requirements, including but not limited to the Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data, and repealing Directive 95/46/EC (General Data Protection Regulation) (applicable as of 25 May 2018) (“GDPR”), and the California Consumer Privacy Act of 2018, Title 1.81.5 (commencing with Section 1798.100) to Part 4 of Division 3 of the Civil Code. Where the Company or any of its Subsidiaries uses a third party to process Private Data, there is in existence a written Contract between the Company and each such third party that (i) complies with the requirements of all Privacy Legal Requirements, and (ii) requires such third party to comply with the requirements of all Privacy Legal Requirements and to take all reasonable steps to ensure that all Private Data in such third parties’ possession or control is protected against damage, loss, and unauthorized access, acquisition, use, modification, or disclosure thereof. To the Knowledge of the Company, such third parties have not breached any such Contracts pertaining to Private Data processed by such Persons on behalf of Company. Neither the Company nor any of its Subsidiaries has transferred or authorized the transfer of Private Data outside of the originating country, except where such transfers have complied with the requirements of Privacy Legal Requirements. The Company and each of its Subsidiaries are not currently involved in or the subject of any Proceedings related to any Privacy Legal Requirements, and, to the Knowledge of the Company, no such Proceedings are threatened. Neither the Company nor any of its Subsidiaries has made any agreement with any Governmental Entity regarding data protection, privacy or the collection, use, disclosure, sale or licensing of Private Data, or otherwise relating to Privacy Legal Requirements. The Company and each of its Subsidiaries are not currently party to any consent order, consent decree, settlement or other similar agreement regarding data protection, privacy or the collection, use, disclosure, sale or licensing of Private Data, or otherwise relating to Privacy Legal Requirements. The Company and its Subsidiaries do not currently and have not in the past three (3) years, collected, stored or used any credit card information, credit scores, financial account information, social security numbers, health or medical information, any information regarding anyone under the age of thirteen (13) years, or any data designated as “sensitive” under any Privacy Legal Requirements, except as otherwise permitted under such Privacy Legal Requirements. No circumstance has arisen in which Privacy Legal Requirements would require the Company or any of the Subsidiaries to notify a Governmental Entity or any other Person of a data security breach, security incident or violation of any data security policy.

Section 2.14  Material Contracts.

(a)           Section 2.14(a) of the Disclosure Schedule identifies, in each subpart that corresponds to the subsection listed below, any Company Contract, including all amendments and modifications thereto, in effect as of the date hereof (the Company Contracts described below, whether or not set forth in Section 2.14(a) of the Disclosure Schedule, being referred to herein as the “Material Contracts”):

(i) that is with (A) a Top Customer or (B) a Top Supplier;

(ii) pursuant to which the Company or any of its Subsidiaries has been appointed a partner, reseller or distributor or OEM and which would reasonably be expected to result in payments to the Company and its Subsidiaries in excess of $50,000 per year;

(iii) pursuant to which the Company or any of its Subsidiaries has appointed another party as a partner, reseller, or distributor or OEM and which would reasonably be expected to result in payments to the Company and its Subsidiaries in excess of $50,000 per year;

(iv) which involves aggregate consideration in excess of $50,000 per year and which, in each case, cannot be cancelled by the Company without penalty or without more than 90 days’ notice;

(v) pursuant to which the Company or any of its Subsidiaries is bound to, or has committed to provide or license, any Company Product to any third party on an exclusive basis or to acquire or license any product or service on an exclusive basis from a third party;

(vi) pursuant to which the Company has an obligation to assign Intellectual Property Rights;

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(vii) imposing any restriction on the right or ability of the Company or any of its Subsidiaries: (A) to engage in any business practices (excluding any confidentiality, secrecy or non-disclosure Contracts entered into by the Company on its standard form of customer, employee or independent contractor non-disclosure or confidentiality agreement, in each case, in substantially the form Made Available by the Company to Parent); or (B) to compete with any other Person or to engage in any line of business, market or geographic area or to sell, license, manufacture or otherwise distribute any of its technology or products, or from providing services, to customers or potential customers or any class of customers, in any geographic area, during any period of time, or in any segment of the market;

(viii) that is a license agreement of any third-party Intellectual Property that is material to the Company or its Subsidiaries (excluding license agreements requiring an annual payment of less than $50,000 and agreements for commercial or “off-the-shelf” software or services);

(ix) that is a collective bargaining agreement or similar Contract with any union, works councilor or specifically authorized employee representative;

(x) that is a Lease Agreement;

(xi) for capital expenditures and involving future payments in excess of $20,000 individually or $75,000 in the aggregate;

(xii) for the settlement of any Action with respect to which the Company or any of its Subsidiaries has or is reasonably expected to have outstanding obligations in excess of $50,000 as of the date of this Agreement;

(xiii) entered into in the last three (3) years and relating to (A) the disposition or acquisition of material assets or any material interest in any Person outside of the ordinary course of business or (B) the acquisition, issuance or transfer of any material securities in connection with any such transaction referenced in Section 2.14(a)(xiii)(A);

(xiv) that is a mortgage, indenture, guarantee, loan or credit agreement, security agreement or other Contract or instrument relating to indebtedness of the Company or extension of credit or the creation of any Lien (other than Permitted Liens) with respect to any asset of the Company or any of its Subsidiaries;

(xv) involving or incorporating any guaranty, pledge, performance or completion bond, indemnity or surety arrangement, other than those indemnities that do not deviate in any material respect from the corresponding Standard Form IP Contract or that would not be material to business or operations of the Company or any of its Subsidiaries;

(xvi) creating or for any partnership or joint venture or involving any sharing of revenues, profits, losses, costs or liabilities (other than agreements solely involving an indemnity arrangement entered into by the Company in the ordinary course of business consistent with past practice);

(xvii) that is an employment agreement or Contract with any independent contractors or consultants (or similar arrangements) to which the Company is a party and which are not cancellable without material penalty or without more than ninety (90) days’ notice;

(xviii) for the purchase or sale of any product or other asset by or to, or the performance of any services by or for, any Interested Party; and

(xix) constituting any (A) prime contract, subcontract, letter contract, purchase order or delivery order executed or submitted to or on behalf of any Governmental Entity or any prime contractor or higher-tier subcontractor, or under which any Governmental Entity or any such prime contractor or subcontractor otherwise has any right or interest, or (B) quotation, bid or proposal submitted to any Governmental Entity or any proposed prime contractor or higher-tier subcontractor of any Governmental Entity.

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(u) The Company has Made Available true, correct and complete copies of all written Material Contracts, including all amendments thereto. Assuming the due authorization, execution and delivery thereof by the other party or parties thereto, each Material Contract is valid and in full force and effect and is enforceable against the Company or any of its Subsidiaries and by the Company or any of its Subsidiaries in accordance with its terms, subject to the Enforceability Limitations. Neither the Company nor any of its Subsidiaries is in breach or default under, any Material Contract, and, to the Knowledge of the Company, no other Person has violated or breached, or committed any default under, any such Material Contract. Neither the Company nor any of its Subsidiaries have received any written notice or other written communication regarding any actual violation or breach of, or default under, any Material Contract or otherwise has Knowledge of any actual violation or breach of, or default under, any Material Contract. Neither the Company nor any of its Subsidiaries have waived any of its rights under any Material Contract. No Person has threatened in writing to terminate or refuse to perform its obligations under any Material Contract (regardless of whether such Person has the right to do so under such Contract).

Section 2.15  Employee Benefit Plans.

 (a) Schedule. Section 2.15(a)(1) of the Disclosure Schedule contains an accurate and complete list of each Company Employee Plan. No Person, other than any current or former Employee, is or was a participant or former participant in any Company Employee Plan. Section 2.15(a)(2) of the Disclosure Schedule sets forth a table setting forth the name, hiring date, title, supervisor, annual salary or base wages, commissions (both commission target and earned commissions), bonus (target, maximum and any amounts paid for the current year), overtime classification, status (full time, part time, or temporary) and accrued but unpaid vacation balances of each current Employee, as of the date hereof; provided, that such information will only be provided with respect to such Employees to the extent such information may be provided without violating any applicable Legal Requirements, rules, or regulations, whether relating to the transfer or disclosure of personally identifiable information, data privacy or otherwise. To the Knowledge of the Company, no Employee listed on Section 2.15(a)(2) of the Disclosure Schedule intends to terminate their employment for any reason, other than in accordance with any employment arrangements as may be provided for in this Agreement. Section 2.15(a)(3) of the Disclosure Schedule contains an accurate and complete list of all Persons that have a consulting or advisory relationship with the Company or any of its Subsidiaries.

(b) Documents. The Company has Made Available, with respect to each Company Employee Plan, as applicable: (i) correct and complete copies of each Company Employee Plan in effect as of the date hereof or under which the Company or any of its Subsidiaries has any liability or obligation, including all amendments thereto and all related trust documents; (ii) the three most recent annual reports (Form Series 5500 and all schedules and financial statements attached thereto), if any, required under ERISA or the Code; (iii) the most recent summary plan description together with the summary(ies) of material modifications thereto, if any, required under ERISA with respect to each Company Employee Plan; (iv) all non-routine correspondence and/or notifications to or from any governmental agency in the last three (3) years; (v) the most recent written agreements and Contracts relating to each Company Employee Plan, including administrative service agreements and group or other insurance Contracts; (vi) all material communications within the three most recent plan years to any Employee(s) relating to any Company Employee Plan and any proposed Company Employee Plan, in each case, relating to any amendments, terminations, establishments, increases or decreases in compensation benefits, acceleration of payments or vesting schedules or other events which would result in any liability to the Company or any of its Subsidiaries; (vii) all policies currently in effect pertaining to fiduciary liability insurance covering the fiduciaries for each Company Employee Plan; (viii) all discrimination tests for each Company Employee Plan for the three most recent plan years; (ix) all privacy notices under HIPAA currently in effect and all Business Associate Agreements to the extent required under HIPAA; and (x) the most recent IRS determination, opinion, or advisory letters. To the Knowledge of the Company, there is no fact, condition, or circumstance since the date the documents were provided in accordance with this Section 2.15(b), which would affect the information contained therein.

(c) Employee Plan Compliance. Except as set forth in Section 2.15(c) of the Disclosure Schedule, each Company Employee Plan has been established and maintained in accordance with its terms and in compliance with all applicable Legal Requirements including ERISA and the Code; and, to the Knowledge of the Company, the Company and its Subsidiaries are not in default or violation of, and there is no default or violation by any other party to, any Company Employee Plan. Any Company Employee Plan intended to be qualified under Section 401(a) of the Code is so qualified, has obtained a favorable determination letter from the IRS (or relied upon an opinion, notification or advisory letter issued by the IRS to a prototype plan provider, if applicable) as to its qualified status under the Code and, to the Knowledge of the Company, nothing has occurred since the date of such letter that is reasonably likely to affect such qualification. No “prohibited transaction,” within the meaning of Section 4975 of the Code or Sections 406 and 407 of ERISA, and not otherwise exempt under Section 408 of ERISA, has occurred with respect to any Company Employee Plan. There are no actions, suits or claims pending or, to the Knowledge of the Company, threatened (other than routine claims for benefits) against any Company Employee Plan or against the assets of any Company Employee Plan. There are no audits, inquiries or proceedings pending or, to the Knowledge of the Company, threatened by the IRS, DOL, or any other Governmental Entity with respect to any Company Employee Plan. Neither the Company nor any of its Subsidiaries is subject to any penalty or Tax with respect to any Company Employee Plan under Section 502(i) of ERISA or Sections 4975 through 4980 of the Code. The Company and each of its Subsidiaries has timely made all contributions and other payments required by and due under the terms of each Company Employee Plan and/or pursuant to applicable Legal Requirements.

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(d) No Pension Plan. Neither the Company nor any of its Subsidiaries has ever maintained, sponsored, participated in, contributed to, or has any liability with respect to, any Pension Plan subject to Title IV of ERISA or Section 412 of the Code.

(e) No Self-Insured Plan. Except as set forth on Section 2.15(e) of the Disclosure Schedule, neither the Company nor any of its Subsidiaries has ever maintained, established, sponsored, participated in or contributed to any self-insured Welfare Plan that provides, or provided, benefits to current, or former, Employee (including any such Welfare Plan pursuant to which a stop-loss policy or contract applies or applied).

(f) Multiemployer and Multiple-Employer Plan, Funded Welfare Plans and MEWAs. The Company does not contribute to or have an obligation to contribute to any multiemployer plan (as defined in Section 3(37) of ERISA). The Company does not maintain, sponsor, participate in or contribute to any multiple employer plan or to any plan described in Section 413(c) of the Code or a “multiple employer welfare arrangement”, as defined under Section 3(40)(A) of ERISA (without regard to Section 514(b)(6)(B) of ERISA).

(g) Healthcare Reform Laws. The Company and its Subsidiaries, and each Company Employee Plan that is a “group health plan” as defined in Section 733(a)(1) of ERISA (a “Company Health Plan”) (i) is currently in compliance with the Patient Protection and Affordable Care Act, Pub. L. No. 111-148 (“PPACA”), the Health Care and Education Reconciliation Act of 2010, Pub. L. No. 111-152 (“HCERA”) and all regulations and guidance issued thereunder (collectively, with PPACA and HCERA, the “Healthcare Reform Laws”), and (ii) has been in compliance with applicable Healthcare Reform Laws since March 23, 2010. No event has occurred and, to the Knowledge of the Company, no condition or circumstance exists, that could reasonably be expected to subject the Company, any of its Subsidiaries or any Company Health Plan to penalties or excise Taxes under Sections 4980D, 4980H, or 4980I of the Code or any other provision of the Healthcare Reform Laws.

(h) No Post-Employment Obligations. Except as set forth on Section 2.15(h) of the Disclosure Schedule, no Company Employee Plan provides, or reflects or represents or has any liability to provide, post-termination or retiree or post-employment life insurance, health or similar benefits to any person for any reason, except as may be required by Legal Requirements, including COBRA or applicable state law, and neither the Company nor any of its Subsidiaries has represented, promised or contracted (in oral or written form) to any Employee (either individually or to Employees as a group) or any other person that such Employee(s) or other person would be provided with post-termination, retiree or post-employment life insurance, health or similar benefits, except to the extent required by statute or other applicable Legal Requirements. No former Employee, or spouse or other dependent of a former Employee, is currently receiving or is scheduled to receive any compensation or benefits relating to such former Employee’s service with the Company or any of its Subsidiaries.

(i) Effect of Mergers. Neither the execution and delivery of this Agreement nor the consummation of the Mergers or the other Transactions (alone or in connection with additional or subsequent events) or any termination of employment or service in connection therewith will:

(i) except as set forth in Section 2.15(i)(i) of the Disclosure Schedule, result in any payment or benefit (including, without limitation, severance, golden parachute, or bonus) becoming due to any Employee,

(ii) result in any forgiveness of indebtedness owed by any Employee to the Company, or

(iii) except as set forth in Section 2.15(i)(iii) of the Disclosure Schedule, result in the acceleration of the time of payment or vesting of any such payments or benefits due under any Company Employee Plan except as required under Section 411(d)(3) of the Code.

Section 2.16  Employment Matters.

(a) Compliance with Employment Laws. Except as set forth on Schedule 2.16(a) of the Disclosure Schedule, the Company and each of its Subsidiaries are in compliance in all material respects with all applicable federal, state and local laws, rules and regulations respecting employment, employment practices, terms and conditions of employment, worker classification (including employee versus independent contractor classification), employee classification (including exempt versus non-exempt classification for purposes of overtime pay), employment tax withholding, social security contributions withholding, prohibited discrimination, harassment, and retaliation, working time, labor, union, and works council relations, equal employment, pay equity, fair employment practices, meal and rest periods, immigration status, occupational safety and health, wages (including overtime wages), compensation, leaves of absence, and hours of work. There are no actions, suits, claims or administrative matters pending, or to the Knowledge of the Company, threatened before any Governmental Entity against the Company or any of its Subsidiaries relating to any Employee. Neither the Company nor any of its Subsidiaries is party to a conciliation agreement, consent decree or other agreement or order with any federal, state, or local Governmental Entity with respect to the Company or its Subsidiaries’ employment practices. Employees of the Company and each of its Subsidiaries are all terminable by the Company at will with any exceptions disclosed in Section 2.15(a)(1) of the Disclosure Schedule. The Company has complied in all material respects with the Families First Coronavirus Response Act (“FFCRA”) Emergency Paid Sick Leave Act, the FFCRA Paid Family & Medical Leave Act, state and local paid sick leave and paid family leave acts, and COVID-19 supplemental paid sick leave ordinances. Since January 1, 2018, the Company has complied with all required recording and reporting obligations imposed by the federal Occupational Safety and Health Act, California Occupational Safety and Health Act, or similar state or local law. Since January 1, 2020, no Employee has identified himself or herself as a “whistleblower” or raised concerns in writing regarding actual or perceived violations by the Company of federal, state, or local law or regulation.

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(b) Harassment and Discrimination. The Company has adopted an equal employment opportunity, non-discrimination, and anti-harassment policy. Since January 1, 2015, there have been no material actions, suits, claims or administrative matters pending before any Governmental Entity against the Company or any of its Subsidiaries brought by any Employee related to alleged violations of Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act, the Americans with Disabilities Act (“ADA”), the Genetic Information Non-Discrimination Act, the Fair Employment and Housing Act (“FEHA”), and other applicable foreign, federal, state or local laws or regulations prohibiting discrimination against or harassment of employees (collectively, “Anti-Discrimination Laws”). Except as set forth in Section 2.16(b) of the Disclosure Schedule, to the Knowledge of the Company, there are no facts that would reasonably be expected to give risk to a claim of sexual harassment, other unlawful harassment, discrimination or retaliation made against the Company or any of its Subsidiaries or its current or former directors, officers or employees, in their capacity as such. Since January 1, 2015, neither the Company nor any of its Subsidiaries has entered into any settlement agreement, non-disclosure agreement or similar agreement related to the resolution of any allegations, reports, investigations or incidents of a violation of its equal employment opportunity, non-discrimination and anti-harassment policy or Anti-Discrimination Laws involving any Employees.

(c) Labor. No labor or works council dispute, slowdown, work stoppage or labor strike against the Company or any of its Subsidiaries is pending, or to the Knowledge of the Company, threatened. The Company has no Knowledge of any activities or proceedings of any labor union to organize any Employees. Since January 1, 2015, neither the Company nor any of its Subsidiaries has been party to any unfair labor practice charges or complaints before the National Labor Relations Board. Neither the Company nor any of its Subsidiaries is a party to, or bound by, any collective bargaining agreement, works council, union or similar agreement with respect to Employees and no such agreement is being negotiated by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries has taken any action in the ninety (90) day period prior to the date of this Agreement that required notice under the Worker Adjustment and Retraining Notification Act of 1988, as amended (“WARN Act”) or similar state or local law.

(d) No Interference or Conflict. To the Knowledge of the Company, no Employee is in violation of any term of any employment agreement, non-competition agreement or any restrictive covenant to a former employer relating to the right of any such Employee to be employed by the Company or any of its Subsidiaries because of the nature of the business conducted or currently proposed to be conducted by the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is a party to any Contract with any of their respective Employees or service providers that provide any additional payment of compensation to such service provider in connection with any period of non-competition or “garden leave” following the cessation of services to the Company or any of its Subsidiaries. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s and each of its Subsidiaries’ business as presently conducted nor any activity of such officers, directors, Employees or consultants in connection with the carrying on of the Company’s and each of its Subsidiaries’ business as presently conducted, to the Knowledge of the Company, conflicts with or results in a breach of the terms, conditions, or provisions or, or constitutes a default under any Contract under which any of such officer, director, Employee, or consultant is now bound. Except as set forth in Section 2.16(d) of the Disclosure Schedule, to the Knowledge of the Company, no Employee has given written notice that any such Employee intends to terminate his or her employment with the Company or any of its Subsidiaries within the one year period following the Closing.

Section 2.17  Authorizations. Each notification, consent, license, permit, grant or other authorization (a) pursuant to which the Company and each of its Subsidiaries currently operates or holds any interest in any of its properties, or (b) which is required for the operation of the Company’s and each of its Subsidiaries’ business as currently conducted or the holding of any such interest (collectively, “Company Authorizations”) has been issued or granted to the Company and each of its Subsidiaries, as the case may be, and has been set forth on Section 2.17 of the Disclosure Schedule. The Company Authorizations are in full force and effect and constitute all Company Authorizations required to permit the Company and each of its Subsidiaries to operate or conduct its businesses as currently conducted or hold any interest in its properties or assets and, except as set forth on Section 2.3 or Section 2.4 of the Disclosure Schedule, none of the Company Authorizations is subject to any term, provision, condition or limitation which would reasonably be expected to result in an adverse modification or termination of such Company Authorizations by virtue of the completion of the Mergers. The Company and each of its Subsidiaries have been and are in material compliance with the terms and conditions of the Company Authorizations.

Section 2.18  Litigation. Except as set forth on Section 2.18 of the Disclosure Schedule, there is no Action pending, or to the Knowledge of the Company, threatened in writing, (a) against the Company or any of its Subsidiaries, its properties or assets (tangible or intangible) or any of its officers or directors (in their capacities as such); or (b) against or by the Company that challenges or seeks to prevent, enjoin or otherwise delay the Transactions contemplated by this Agreement. No Governmental Entity has challenged or questioned in writing the legal right of the Company and each of its Subsidiaries to conduct their operations as presently or previously conducted. To the Knowledge of the Company, there is no Action pending or threatened in writing against any Person who has a contractual right or a right pursuant to applicable Legal Requirements to indemnification from the Company or any of its Subsidiaries related to facts and circumstances existing prior to the Closing Date, nor, to the Knowledge of the Company, is there any reasonable basis therefor. Neither the Company nor any of its Subsidiaries has instituted any Action against any other Person that is currently pending.

Section 2.19  Insurance. Section 2.19 of the Disclosure Schedule lists all insurance policies and fidelity bonds covering the assets, business, equipment, properties, operations, employees, officers and directors of the Company (in their capacities as such), including the type of coverage, the carrier, the amount of coverage, the term and the annual premiums of such policies (such policies and bonds, collectively, “Insurance Policies”). True and complete copies of such Insurance Policies have been Made Available to Parent. There is currently no claim by the Company pending under any of such Insurance Policies as to which coverage has been questioned, denied or disputed in writing by the applicable insurance provider. To the Knowledge of the Company, no facts or circumstances exists which would permit the Company to make a valid claim pursuant to any Insurance Policy which the Company has not made as of the date hereof. Except as set forth in Section 2.19 of the Disclosure Schedule, all premiums due and payable as of the date hereof under all Insurance Policies have been paid, and the Company is otherwise in material compliance with the terms of such Insurance Policies. The Insurance Policies have been in effect since their inception and remain in full force and effect. The Company does not have any Knowledge of threatened termination of, or premium increase with respect to, any of the Insurance Policies.

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Section 2.20  Compliance with Legal Requirements.

(a) General. Since January 1, 2014, the Company and each of its Subsidiaries have complied in all material respect with all Legal Requirements and are not in violation, in any material respect, of any Legal Requirement. Since January 1, 2014, neither the Company nor any of its Subsidiaries have received any written notices of suspected, potential or actual violation with respect to, any Legal Requirement. The representations and warranties set forth in this Section 2.20(a) do not apply to the representations or warranties as to compliance with Legal Requirements relating to any matter that is the subject of another representation or warranty under this Agreement, including, without limitation, tax matters which are addressed in Section 2.10, intellectual property and data privacy matters which are addressed in Section 2.13, employee benefit plans which are addressed in Section 2.15, labor and employment matters which are addressed in Section 2.16, environmental matters which are addressed in Section 2.25, and regulatory matters which are addressed in Section 2.20(b).

(b) Export Control Laws. The Company and each of its Subsidiaries have in the past six (6) years conducted its export and re-export transactions in accordance in all material respects with (x) all applicable U.S. export and re-export control Legal Requirements, including the Export Administration Regulations maintained by the U.S. Department of Commerce, trade and economic sanctions maintained by the Treasury Department’s Office of Foreign Assets Control, and the International Traffic in Arms Regulations maintained by the Department of State, and (y) all other applicable import/export controls in other countries in which the Company and each of its Subsidiaries conduct business. Without limiting the foregoing, (i) the Company and each of its Subsidiaries have in the past three (3) years obtained all material export and import licenses, license exceptions and other consents, notices, waivers, approvals, Orders, authorizations, registrations, declarations and filings with any Governmental Entity required for (A) any export, import and re-export of products, services, software and technologies and (B) releases of technologies and software to foreign nationals located in the United States and abroad (“Export Approvals”); (ii) the Company and each of its Subsidiaries are in compliance with the terms of all applicable Export Approvals; (iii) there are no pending or, to the Company’s Knowledge, threatened claims against the Company or any of its Subsidiaries with respect to such Export Approvals or export or re-export transactions; (iv) no Export Approvals for the transfer of export licenses to Parent or the Surviving LLC are required, or if required, such Export Approvals can be obtained expeditiously without material cost; and (v) Section 2.20(b) of the Disclosure Schedule sets forth the true, correct and complete export control classifications applicable to the Company’s and each of its Subsidiaries’ products, services, software and technologies.

(c) Anticorruption Laws. Neither the Company nor any of its Subsidiaries nor, any director, officer, employee, distributor, reseller or consultant, agent or, to the Knowledge of the Company, other third party acting on behalf of the Company or any of its Subsidiaries, has in the past three (3) years provided, attempted to provide, or authorized the provision of anything of value (including but not limited to payments, meals, entertainment, travel expenses or accommodations, or gifts), directly or indirectly, to any person, including a “foreign official”, as defined by the Foreign Corrupt Practices Act (“FCPA”), which includes employees or officials working for state-owned or controlled entities, a foreign political party or candidate, any individual employed by or working on behalf of a public international organization, or any other person, for the purpose of (i) obtaining or retaining business; (ii) influencing any act or decision of a foreign government official in their official capacity; (iii) inducing a foreign government official to do or omit to do any act in violation of their lawful duties; (iv) directing business to another; or (v) securing any advantage in violation of the FCPA or United Kingdom Bribery Act of 2010 (“UKBA”) or any applicable local, domestic, or international anticorruption laws. Neither the Company nor any of its Subsidiaries, nor any director, officer, employee or agent of the Company or any of its Subsidiaries has in the past three (3) years used any corporate funds to maintain any off-the-books funds or engage in any off-the-books transactions nor has any of the before-stated parties falsified any documents of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries have in the past three (3) years made any unlawful provisions to any person (including foreign government officials) that would constitute an improper rebate, commercial bribe, influence payment, extortion, kickback, or other improper payment in violation of the FCPA, UKBA, or any other applicable anticorruption law. The Company and each of its Subsidiaries maintain internal controls and compliance programs that are reasonably designed to detect and prevent material violations of anticorruption laws (including the FCPA and UKBA), ensure its books and records are accurately maintained, and track any payments made to third parties and foreign government officials. Neither the Company nor any of its Subsidiaries have in the past three (3) years conducted any internal or government-initiated investigation, or made a voluntary, directed, or involuntary disclosure to any governmental body or similar agency with respect to any alleged act or omission arising under or relating to any noncompliance with any anticorruption law, including the FCPA and UKBA. Upon reasonable request, the Company and each of its Subsidiaries agree to provide Parent with anticorruption law certifications.

Section 2.21  Interested Party Transactions. Except as set forth on Section 2.21 of the Disclosure Schedule, no officer, director or, to the Knowledge of the Company, any other current stockholder or employee of the Company (nor, to the Knowledge of the Company, any immediate family member of any of such Persons) (each, an “Interested Party”), has or has had, directly or indirectly, (a) any interest in any Person which furnishes or sells services, products, technology or Intellectual Property Rights that the Company or any of its Subsidiaries furnish or sell, or (b) any interest in any Person that purchases from or sells or furnishes to the Company or any of its Subsidiaries, any goods or services, or (c) any interest in, or is a party to, any Company Contract, other than written employment agreements between the Company and such Interested Party that have been Made Available to Parent or as otherwise disclosed on Section 2.15(a)(1) or Section 2.15(a)(2) of the Disclosure Schedules; provided, however, that ownership of no more than three percent (3%) of the outstanding voting stock of a publicly traded corporation shall not be deemed to be an “interest in any Person” for purposes of this Section 2.21. All material transactions pursuant to which any Interested Party has purchased any services, products, technology or Intellectual Property Rights from, or sold or furnished any services, products, technology or Intellectual Property Rights to, the Company or any of its Subsidiaries have been on an arms-length basis on terms no less favorable to the Company or such Subsidiary than would be available from an unaffiliated party.

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Section 2.22  Books and Records; Powers of Attorney. The minute books of the Company and each of its Subsidiaries that have been Made Available are complete in all material respects. The Company and each of its Subsidiaries have made and kept business records, financial books and records, personnel records, ledgers, sales accounting records, tax records and related work papers and other books and records (collectively, the “Books and Records”) that are true, correct and complete in all material respects and accurately and fairly reflect, in all material respects, the business activities of the Company and each of its Subsidiaries. Neither the Company nor any of its Subsidiaries have engaged in any material transaction, maintained any bank account or used any corporate funds except as reflected in its normally maintained Books and Records. At the Closing, the minute books and other Books and Records (to the extent in the Company’s possession or otherwise reasonably obtainable by the Company) will be in the possession of the Company. Except as set forth on Section 2.22 of the Disclosure Schedule, there are no material outstanding powers of attorney executed by or on behalf of the Company or any of its Subsidiaries.

Section 2.23  Company Broker’s Fees. Other than as set forth on Section 2.23 of the Disclosure Schedule, neither the Company nor any of its Subsidiaries have incurred, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions, fees related to investment banking or similar advisory services or any similar charges in connection with the Agreement or any transaction contemplated hereby, nor will Parent or the Surviving LLC incur, directly or indirectly, any such liability based on arrangements made by or on behalf of the Company or any of its Subsidiaries. Section 2.23 of the Disclosure Schedule sets forth the principal terms and conditions of any oral agreement with respect to such fees.

Section 2.24  Top Customers and Top Suppliers.

(a) Section 2.24(a) of the Disclosure Schedule contains a true and correct list of the top twenty (20) currently active customers of Company Products (or group of affiliated customers) in connection with such customers based on revenue for the twelve (12) month period ending on the Balance Sheet Date (each such customer, a “Top Customer”). Neither the Company nor any of its Subsidiaries have received written notice, nor does the Company have Knowledge, that any Top Customer (i) intends to cancel, or otherwise materially and adversely modify its relationship with the Company or any of its Subsidiaries (whether related to payment, price or otherwise) on account of the Transactions or otherwise, or (ii) is threatened with bankruptcy or insolvency.

(b) Section 2.24(b) of the Disclosure Schedule contains a true and correct list of the top twenty (20) currently active suppliers of the Company and its Subsidiaries, whether of products, services, Intellectual Property Rights or otherwise, based on amounts paid or payable by the Company and its Subsidiaries for the twelve (12) month period ending on the Balance Sheet Date (each such supplier, a “Top Supplier”). Neither the Company nor any of its Subsidiaries have received written notice, nor does the Company have Knowledge, that any Top Supplier (i) intends to cancel, or otherwise materially and adversely modify its relationship with the Company and its Subsidiaries (whether related to payment, price or otherwise) on account of the Transactions or otherwise, or (ii) is threatened with bankruptcy or insolvency.

(c) Since January 1, 2020, the Company and its Subsidiaries have not experienced any (i) material failure of any of the Top Suppliers to timely manufacture, ship or deliver products, raw materials and goods, (ii) material reductions in customer demand, (iii) claim of force majeure by the Company or any of its Subsidiaries or a counterparty to any Material Contract, or (iv) material default under a Material Contract to which the Company or any of its Subsidiaries is a party, in each case, arising out of, resulting from or related to COVID-I9 or COVID-19 Measures.

Section 2.25  Environmental Matters.

  The Company represents that:

(a) Compliance with Environmental Laws. The Company and its Subsidiaries are and have been, in material compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all permits, licenses, registrations, variances, clearances, consents, commissions, exemptions, Orders, authorizations, and approvals from Governmental Entities (“Permits”) required under applicable Environmental Laws for the operation of the business of the Company and its Subsidiaries as currently conducted.

(b) No Disposal, Release, or Discharge of Hazardous Substances. Neither the Company nor any of its Subsidiaries has disposed of, released, or discharged any Hazardous Substances on, at, under, in, or from any real property currently or, to the Knowledge of the Company, formerly owned, leased, or operated by it or any of its Subsidiaries or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or any of its Subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

(c) No Production or Exposure of Hazardous Substances. Neither the Company nor any of its Subsidiaries has: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any Hazardous Substances, except in compliance with Environmental Laws; or (ii) exposed any employee or any third party to any Hazardous Substances under circumstances reasonably expected to give rise to any material liability or obligation under any Environmental Law.

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(d) No Legal Actions or Orders. Neither the Company nor any of its Subsidiaries has received written notice of and there is no Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, alleging any liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any material liability or obligation with respect to any of the foregoing.

(e) No Assumption of Environmental Law Liabilities. Neither the Company nor any of its Subsidiaries has expressly assumed or retained any liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

Section 2.26  State Takeover Statutes. The board of directors of the Company has taken all requisite action to ensure that any restrictions on business combinations contained under applicable Legal Requirements or Delaware Law will not apply to the Mergers and the other Transactions. No other “business combination,” “fair price,” “moratorium,” “control share acquisition” or other similar Legal Requirement relating to anti-takeover law or antitakeover provisions in the Charter Documents is applicable to the Company, the shares of Company Capital Stock, the Mergers or the other Transactions.

Section 2.27  Disclosure. No representation or warranty or other statement made by the Company in this Agreement, the Disclosure Schedule, the certificates delivered pursuant to this Agreement or the Related Agreements contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which such statements were made, not misleading. The Company has Made Available true, correct, complete (to the extent in the Company’s possession or otherwise reasonably obtainable by the Company) and, where applicable, executed copies of each document that is listed in the Disclosure Schedule.

Section 2.28  No Other Representations. The representations and warranties made by the Company in Article II of this Agreement (as modified by the Disclosure Schedule) and made by the Equityholders (in their capacities as such) in the Related Agreements are the exclusive representations and warranties made by the Company and the Equityholders in connection with the transactions contemplated by this Agreement. The Company and the Equityholders hereby disclaim, on behalf of themselves, their respective Affiliates and their respective representatives, any other express or implied representations or warranties with respect to such matters, whether made by the Company, any Equityholder, their respective Affiliates or any of their respective representatives or any other Person. Notwithstanding the foregoing, this Section 2.28 shall not prejudice the rights and remedies of Parent and Merger Subs in connection with an action pursued against the perpetrator of Fraud.

  ARTICLE III
 REPRESENTATIONS AND WARRANTIES
OF PARENT AND THE MERGER SUBS

Parent and each of the Merger Subs hereby represent and warrant to the Company as of the date hereof as follows:

Section 3.1  Organization and Standing. Parent is a corporation duly organized, validly existing and in good standing under the laws of Nevada. Merger Sub I is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Merger Sub II is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is properly classified as an entity disregarded as separate from Parent for U.S. federal income tax purposes. Parent directly owns beneficially and of record all outstanding equity interests in the Merger Subs, no other Person holds any capital stock or other equity interests of either of the Merger Subs nor has any rights to acquire any interest in either of the Merger Subs. The Merger Subs were formed solely for the purpose of effecting the Mergers and have not engaged in any business activities or conducted any operations other than in connection with the Transactions; neither Merger Sub owns any property or assets or has any liabilities. Parent has the requisite corporate power to own, lease and operate its assets and properties and to carry on its business as currently conducted. Parent is duly qualified or licensed to do business and in good standing as a foreign corporation in Arizona and each other jurisdiction in which the character or location of its assets or properties (whether owned, leased or licensed) or the nature of its business requires such qualification or license, except where the failure to so qualify or be licensed would not have a Parent Material Adverse Effect.

Section 3.2  Authority and Enforceability. Each of Parent and the Merger Subs has all requisite corporate or limited liability company, as applicable, power and authority to enter into this Agreement and any Related Agreements to which it is a party and to consummate the Mergers and the other Transactions. The execution and delivery by each of Parent and the Merger Subs of this Agreement and any Related Agreements to which it is a party and the consummation of the Mergers and the other Transactions have been duly authorized by all necessary corporate, limited liability company and other action on the part of Parent and the Merger Subs and no further corporate or limited liability company action is required on the part of Parent or the Merger Subs (or their respective equityholders) to authorize the Parent’s and the Merger Subs’ entry into this Agreement and any Related Agreements to which Parent or the Merger Subs is a party or the consummation of the Mergers or any other Transactions by Parent and the Merger Subs, other than the Parent Stockholder Approval of the Parent Stock Issuance and other Transactions under this Agreement requiring Parent Stockholder Approval. The boards of directors of Parent and Merger Sub I, and the Manager of Merger Sub II, have unanimously approved this Agreement, the Mergers and the other Transactions and determined that the Transactions are in the best interests of Parent and its stockholders, and approved resolutions recommending that the holders of shares of Parent Common Stock approve the Parent Stock Issuance. This Agreement and any Related Agreements to which Parent and/or the Merger Subs are a party have been, or when executed and delivered by Parent and/or the Merger Subs, as applicable, will be, duly executed and delivered by Parent and the Merger Subs and constitute, or when executed and delivered will constitute, the valid and binding obligations of Parent and the Merger Subs, enforceable against each of Parent and the Merger Subs in accordance with their terms, subject to the Enforceability Limitations.

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Section 3.3  Governmental Approvals and Consents. No consent, waiver, approval, Order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to Parent or the Merger Subs in connection with the execution and delivery of this Agreement and any Related Agreements to which Parent or the Merger Subs are a party or the consummation of the Mergers and the other Transactions, except for (a) such consents, waivers, approvals, Orders, authorizations, registrations, declarations and filings as may be required under applicable securities laws and state “blue sky” laws, and (b) the filing of the Certificates of Merger with the Secretary of State of the State of Delaware , and (c) such other consents, waivers, approvals, Orders, authorizations, registrations, declarations and filings which, if not obtained or made, would not materially impair Parent’s or the Merger Subs’ ability to consummate the Mergers.

Section 3.4  No Conflict. Assuming compliance with the other regulatory measures, if any described in Section 3.3 hereto, the execution, delivery and performance by each of Parent and the Merger Subs of this Agreement, and the consummation of the Transactions contemplated hereby, do not and will not: (a) conflict with or violate the organizational documents of Parent or the Merger Subs, including, without limitation, their respective articles or certificate of incorporation, certificate of formation, bylaws and limited liability company agreement, as the case may be, (b) conflict with or violate any material Legal Requirement with respect to Parent or the Merger Subs, as the case may be or (c) result in any material breach of, constitute a material default (or an event that, with notice or lapse of time or both, would become a material default or breach) under or require an consent of any Person pursuant to, any “material contract” (as defined by Regulation S-K” Section 601(b)(10)) or material Permit of Parent or the Merger Subs, as applicable.

Section 3.5  Litigation; Compliance with Laws.

(a) Except as disclosed in the Parent SEC Documents, there is no Action pending or, to the knowledge of Parent, threatened in writing, against Parent or the Merger Subs, its properties or assets (tangible or intangible) or any of its officers or directors (in their capacities as such), which, if determined or resolved adversely in accordance with the plaintiff’s demands, would, individually or in the aggregate, reasonably be expected to be material to the business of Parent and Merger Subs, taken as a whole, or seeks to prevent, enjoin or materially delay the consummation by Parent or Merger Subs of the transactions contemplated by, or the performance by Parent or Merger Sub of their respective obligations under, this Agreement and the Related Agreements. No Governmental Entity has at any time since January 1, 2018 challenged or questioned the legal right of Parent or the Merger Subs to conduct their operations as presently or previously conducted or as currently contemplated to be conducted. There is no Action pending or, to the knowledge of Parent, threatened in writing, against any Person who has a contractual right or a right pursuant to Legal Requirements to indemnification from Parent or the Merger Subs related to the facts and circumstances existing prior to the First Effective Time.

(b) Since January 1, 2016, Parent has complied in all material respects with all Legal Requirements and is not in violation, in any material respect, of any Legal Requirement.

Section 3.6  SEC Reports and Financial Statements.

(a) Parent has timely filed all forms, reports, schedules and statements, including any exhibits thereto, required to be filed by it with the SEC under the Securities Act or Exchange Act, respectively, since January 1, 2018, together with any amendments, restatements, or supplements thereto (collectively, the “Parent SEC Documents”). A true and complete copy of each Parent SEC Document is available on the website maintained by the SEC at http://www.sec.gov, other than portions in respect of which confidential treatment was granted by the SEC. As of their respective filing dates, the Parent SEC Documents complied in all material respects with the requirements of the Securities Act and the Exchange Act and the Sarbanes-Oxley Act, as the case may be, and the rules and regulations of the SEC promulgated thereunder applicable to such Parent SEC Documents.

(b)  The financial statements of Parent included in the Parent SEC Documents complied in all material respects with the published rules and regulations of the SEC with respect thereto, were prepared in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto, except in the case of pro forma statements, or, in the case of unaudited financial statements, except as permitted under Form 10-Q under the Exchange Act) and Regulation S-X and Regulation S-K, as applicable, and fairly presented in all material respects the consolidated financial position of Parent and its consolidated subsidiaries as of the respective dates thereof and the consolidated results of Parent’s operations and cash flows for the periods indicated (subject to, in the case of unaudited statements, normal and recurring year-end audit adjustments).

(c) To the knowledge of Parent, no employee of Parent is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Legal Requirement, which, if determined or resolved adversely in accordance with the such employee’s assertions, would, individually or in the aggregate, reasonably be expected to be material to the business of Parent and Merger Subs, taken as a whole, or may prevent, enjoin or materially delay the consummation by Parent or Merger Subs of the transactions contemplated by, or the performance by Parent or Merger Sub of their respective obligations under, this Agreement and the Related Agreements.

Section 3.7  Total Stock Consideration. The Parent Common Stock to be issued by Parent as part the Aggregate Merger Consideration has been duly authorized, and upon consummation of the Mergers and the issuance of such shares of Parent Common Stock pursuant to and in accordance with the terms hereof, will be validly issued, fully paid and non-assessable.

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Section 3.8  Parent Broker’s Fees. No investment banker, broker, finder or similar party is or shall be entitled to any payment of any fees of expenses in connection with the origin, negotiation or execution of this Agreement or in connection with the Mergers or any other Transactions based upon arrangements made by or on behalf of Parent, the Merger Subs or any of their Affiliates.

Section 3.9  Financial Ability. Parent has, and at the Closing will have, cash available or other sources of immediately available funds sufficient to enable it to consummate the Transactions, including payment of the Base Cash Merger Consideration.

Section 3.10  Taxes. Parent has no plan or intention to reacquire any of its stock issued to the Company Equityholders in the Mergers. Parent has no plan or intention to sell or otherwise dispose of any of the assets acquired from the Company in the Mergers, other than dispositions made in the ordinary course of business or described in Treasury Regulation Section 1.368-2(k). Parent will continue the “historic business” of the Company or use a significant portion of the Company’s historic business assets in a business meeting the requirements of Section 368(a) of the Code.

Section 3.11  Listing.

. The issued and outstanding shares of Parent Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on the Nasdaq Capital Market under the symbol “CXDO.” As of the date of this Agreement, there is no Action pending or, to the knowledge of Parent, threatened in writing against Parent by the Nasdaq Capital Market or the SEC with respect to any intention by such entity to deregister the shares of Parent Common Stock or terminate the listing of Parent on the Nasdaq Capital Market. None of Parent or any of its affiliates has taken any action in an attempt to terminate the registration of the shares of Parent Common Stock under the Exchange Act. Parent is in compliance in all material respects with the applicable listing and corporate governance rules and regulations of the Nasdaq Capital Market.

Section 3.12  No Parent Material Adverse Effect. Since November 11, 2020, there has not been any Parent Material Adverse Effect.

Section 3.13  No Other Representations; Non-Reliance. Except for the specific representations and warranties set forth in Article II of this Agreement (as modified by the Disclosure Schedule) or made by any Equityholder (in his, her or its capacity as such) in any Related Agreements, Parent specifically disclaims that it is relying upon or has relied upon any other representations or warranties that may have been made by the Company, any Equityholder or any other Person, and acknowledges and agrees that the Company and the Equityholders have specifically disclaimed and does hereby specifically disclaim any such other representation or warranty made by the Company, any Equityholder or any other Person. Notwithstanding the foregoing, this Section 3.13 shall not prejudice the rights and remedies of Parent and the Merger Subs in connection with an action pursued against the perpetrator of Fraud.

ARTICLE IV
 ADDITIONAL AGREEMENTS

Section 4.1  General; Stockholder Approvals and Notice.

(a)           Each of the parties will use its commercially reasonable efforts to take all actions and to do all things necessary, proper, or advisable in order to consummate and make effective the Transactions contemplated by this Agreement, including that prior to the Closing:

(i)             the Company shall use commercially reasonable efforts to obtain the third-party consents required in connection with the Mergers or any other Transactions set forth under Section 2.4 of the Disclosure Schedule and shall have obtained the consents from customers for the assignment in connection with the Mergers of those certain agreements set forth under Section 2.4(b), Company Contracts Requiring Prior Written Consent, Item 1 of the Disclosure Schedule (the “Listed Customers”) from the Listed Customers who collectively generated at least 80% of the total Company revenue generated by all the Listed Customers in the Company’s last completed fiscal year;

(ii)           the Company shall have settled the dispute matter set forth under Section 2.8, Item 1 of the Disclosure Schedule pursuant to written agreements reasonably acceptable to Parent and paid off any settlement amounts required under such written agreements or, if any remaining balance of such required settlement amounts is not paid prior to the Closing, such balance will be accounted for in the calculation of Net Working Capital;

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(iii)           the Company shall use commercially reasonable efforts to enter into a new Master Services Agreement with the customer set forth under Section 2.9(b)(vii), Item 2 of the Disclosure Schedule as described therein and reasonably acceptable to Parent; and

(iv)           the Company shall have obtained written intellectual property assignments from those persons set forth on Sections 2.13(b)(ii) Item 1(a) – (e) and Item 2(a)-(b) of the Disclosure Schedule.

(b)           As promptly as practical after the date of this Agreement and during the Pre-Closing Period, Parent and the Company shall each take all legal actions reasonably necessary (including recommendation by each party’s board of directors to its stockholders) to call, give notice of, convene, and hold stockholders meetings or, obtain a written consent from the stockholders, to approve the Transactions in accordance with their respective organizational documents, including certificates and articles of incorporation, certificates of formation, bylaws and limited liability company agreements, and the applicable Legal Requirements (the “Company Stockholder Approval Process”). Promptly following the Closing, the Surviving LLC shall prepare and send to all Stockholders, all notices required pursuant to Delaware Law and the California Corporations Code, including to the extent applicable, notices required by Chapter 13 of the California Corporations Code and Sections 228 and 262 of the Delaware Law, together with a copy of Section 262 of Delaware Law.

Section 4.2  Employee Matters.

(a) Benefits Continuation. For purposes of eligibility to participate, vesting, determining the level of benefits, and vacation and paid time off accrual (to the extent applicable) under each employee benefit plan of Parent and its Affiliates established or maintained following the Closing Date (the “Parent Plans”), each Employee who continues to be employed by the Surviving Corporation, the Surviving LLC or any of either such entity’s Subsidiaries immediately following the Closing Date (each, a “Continuing Employee”) shall be credited with all service with the Company, its Subsidiaries and their respective predecessors before the Closing Date, provided that no such service shall be credited to the extent that it would result in a duplication of benefits. In addition, Parent shall, and shall cause its Affiliates (including, after the Closing, the Surviving Corporation or Surviving LLC, as applicable) to use commercially reasonable efforts to provide full credit for expenses incurred by each Continuing Employee (and his or her eligible dependents) under a Company Employee Plan that is a group health plan during the portion of the applicable plan year prior to the Closing Date for purposes of satisfying any deductible, out-of-pocket, and co-payment requirements under the corresponding Parent Plan in which such Continuing Employee (and his or her eligible dependents) participates following the Closing Date, to the extent permitted under such Parent Plans. During the period commencing on the Closing Date and ending on December 31, 2021 (or if earlier, the date of the Continuing Employee’s termination of employment with Surviving Corporation or Surviving LLC, as applicable, or any of either such entity’s Subsidiaries), Parent shall, or shall cause the Surviving Corporation or Surviving LLC, as applicable, or such entity’s applicable Subsidiary to, provide each Continuing Employee with: (i) base salary or hourly wages which are no less than the base salary or hourly wages provided by Seller immediately prior to the Closing; (ii) commission and target bonus opportunities (excluding equity-based compensation), if any, which are no less than the commission and target bonus opportunities (excluding equity-based compensation) provided by the Company immediately prior to the Closing; (iii) retirement and welfare benefits that are no less favorable in the aggregate than those provided by the Company immediately prior to the Closing; provided, however, that notwithstanding this clause (iii), the parties acknowledge and agree that in the event the Company’s health, dental, life and AD&D insurance Company Employee Plans cannot be maintained by the Company and its Subsidiaries following the Second Effective Time, the Continuing Employees shall be covered under the existing Parent Plans with respect to health, dental, life and AD&D insurance; and (iv) severance benefits that are no less favorable than the practice, plan or policy in effect for such Continuing Employee immediately prior to the Closing; notwithstanding the foregoing clause (iv), the individuals set forth on Schedule 4.2(a) shall receive at least one (1) month of severance for every two (2) years of service up to a maximum of six (6) months’ severance (and each such individual shall be credited with all service with the Company, its Subsidiaries and their respective predecessors before the Closing Date for such purpose).

(b) No Employment Commitment or Plan Amendments. No provision of this Agreement is intended, or shall be interpreted, to provide nor create any employee benefit plan, third party beneficiary rights or any other rights of any kind or nature whatsoever in any Stockholder, Employee or any other Person, including any rights of employment for any specified period and/or any employee benefits, in favor of any Person, union, association, Continuing Employee, Key Employee, Employee, consultant or contractor or any other Person, other than the parties hereto, and their respective successors and permitted assigns, and all provisions hereof will be personal solely among the parties to this Agreement. In addition, except with respect to assumption of the Assumed Options and issuance of the Exchange Options, no provision of this Agreement is intended, or shall be interpreted, to amend any term or condition of a Company Employee Plan or any other employee related plan, program or policy of Parent, any Subsidiary of Parent, the Company or any of its Subsidiaries. Further, each of Company, Parent and its subsidiaries retain the right to amend or terminate its benefit plans at any time and from time to time; provided, however, that notwithstanding the foregoing, Parent agrees that, to the extent permitted by applicable Legal Requirements, it shall cause the Company and its Subsidiaries to maintain the Company Employee Plans set forth on Schedule 4.2(b) until December 31, 2021.

(c) Cooperation with respect to Company Employee Plans. The parties hereto agree and acknowledge that they understand that certain of the Company Benefit Plans set forth on Schedule 4.2(b) may not be able to maintained by the Company and its Subsidiaries from and after the Closing pursuant to applicable Legal Requirements. The parties hereto further acknowledge and agree that from the date hereof until the Closing Date they shall cooperate in good faith with respect to determining the optimal treatment for the Continuing Employees with respect to any Company Benefit Plans set forth on Schedule 4.2(b) that cannot be maintained under applicable Legal Requirements and shall work together in good faith to find a resolution in the spirit of this Agreement.

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Section 4.3  Payoff Letters; Release of Liens; PPP Loan.

(a) Payoff Letters. At least two (2) Business Days prior to the Closing Date, the Company shall obtain from each holder of Closing Indebtedness except the PPP Loan, and deliver to Parent, an executed payoff letter, in form and substance reasonably acceptable to Parent, setting forth: (i) the amounts required to pay off in full on the Closing Date the Indebtedness owing to such creditor (the “Payoff Amount”) and wire transfer information for the payment of the Payoff Amount; and (ii) the commitment of the creditor to release all Liens, if any, that the creditor may hold on any of the assets of the Company and each of its Subsidiaries upon receipt of the applicable Payoff Amount (each, a “Payoff Letter”).

(b) PPP Loan. At the Closing, the PPP Loan Escrow Amount shall be withheld from the Aggregate Merger Consideration and deposited into the escrow account designated by the PPP Lender pursuant to the PPP Escrow Agreement to pay for all or any portion of the PPP Loan that is not forgiven by the U.S. Small Business Administration following the Closing. Further to the PPP Escrow Agreement, within five (5) Business Days following the PPP Forgiveness Date, the remainder of the PPP Loan Escrow Fund shall be released to the Paying Agent for further distribution to the Contributing Equityholders based on their Escrow Pro Rata Portions.

(c)           Telecom Investment Note. To the extent that a portion of the total amount due under the Telecom Investment Note can be paid off by Parent Common Stock, Parent may elect to pay such amount by issuing Parent Common Stock to the note holder, in which case the parties shall reduce the same amount from the Base Stock Merger Consideration and Closing Stock Merger Consideration to be paid by Parent at the Closing.

Section 4.4  Transaction Expenses.

(a) Subject to the provisions of Article VII, each party shall be responsible for its own expenses and costs that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the Related Agreements. Notwithstanding the foregoing, to the extent that the Company is required to prepare audited financial statements in connection with the Transactions, Parent shall bear and pay half of all the costs and fees relating to such audit, provided that such payment shall not exceed $40,000.00.

(b) At least two (2) Business Days prior to the Closing, the Company shall provide Parent with a statement, in a form reasonably satisfactory to Parent, setting forth all unpaid Transaction Expenses incurred by or on behalf of the Company and its Subsidiaries as of the Closing Date, or anticipated to be incurred or payable by or on behalf of the Company and its Subsidiaries after the Closing, to be paid from the Aggregate Merger Consideration (the “Statement of Expenses”).

Section 4.5  Spreadsheet. At least two (2) Business Days prior to the Closing, the Company shall deliver to Parent a spreadsheet (the “Spreadsheet”) setting forth the following information, in form and substance reasonably approved by Parent, accompanied by documentation in support of the calculation of the information set forth therein as reasonably requested by Parent:

(a) the Closing Financial Information, as calculated by the Company using the information set forth in based on the Estimated Closing Statement and in accordance with the definitions provided in this Agreement;

(b) with respect to each Stockholder: (i) the name and address of such holder, (ii) whether such holder is an accredited investor, (iii) the number, class and series of shares of Company Capital Stock held by such holder and the respective certificate numbers, (iv) whether any Taxes are to be withheld in accordance with Section 1.10 from the consideration that such holder is entitled to receive pursuant to Section 1.6(b)(i), (v) the stock or cash consideration that such holder is entitled to receive pursuant to Section 1.6(b)(i) and Section 1.6(b)(ii), (vi) the Pro Rata Portion of such holder, (vii) the Escrow Pro Rata Portion of such holder, (viii) whether shares of Company Capital Stock held by such Stockholder is a “covered security” (as defined in Section 6045) of the Code or not and, if such share of Company Capital Stock is a “covered security”, the acquisition date and Tax basis of such security, (ix) the amount of cash and stock deemed contributed by such holder into the Indemnity Escrow Fund, Special Indemnification Escrow Fund, Purchase Price Adjustment Escrow Fund and the PPP Loan Escrow Fund, respectively;

(c) with respect to each holder of a Company Option: (i) the name and address of the holder, (ii) whether the holder is an accredited investor, an Employee or a former employee, (iii) the exercise price per share and the number, class and series of shares of Company Capital Stock underlying such Company Option immediately prior to the Closing, (iv) whether any Taxes are to be withheld in accordance with Section 1.10 from the consideration that such holder is entitled to receive pursuant to Section 1.6(c), (v) whether such holders’ Company Options are Participating Options, Assumed Options or Cashed-Out Options; (vi) the stock or cash consideration that such holder is entitled to receive pursuant to Section 1.6(b)(ii) and Section 1.6(c) for each category of Company Options such holder has (and, as for each Assumed Option, the number of shares of Parent Common Stock subject to the Exchange Option), (vii) the Pro Rata Portion of such holder, (viii) the Escrow Pro Rata Portion of such holder, (ix) if such holder has Participating Options or Cashed-Out Options, the amount of cash and stock deemed deducted to pay the exercise price of such Participating Options or Cashed-Out Options, as applicable, and (x) if such holder has Participating Options, the amount of cash and stock deemed contributed by such holder into the Indemnity Escrow Fund, Special Indemnification Escrow Fund, Purchase Price Adjustment Escrow Fund and the PPP Loan Escrow Fund, respectively.

(d) with respect to each holder of a Company Warrant which is not a Participating Option: (i) the name and address of such holder, (ii) whether such holder is an accredited investor, (iii) the exercise price per share and the number, class and series of shares of Company Capital Stock underlying such Company Warrant immediately prior to the Closing, (iv) whether any Taxes are to be withheld in accordance with Section 1.10 from the consideration that such holder is entitled to receive pursuant to Section 1.6(c), (v) the Pro Rata Portion of such holder, if applicable; (vi) the stock or cash consideration that such holder is entitled to receive pursuant to Section 1.6(b)(ii) and Section 1.6(c)(iv).

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Section 4.6  Tail Policy.

(a) Parent hereby agrees that all rights to indemnification, advancement of expenses and exculpation by the Company and/or any Subsidiary now existing in favor of each Person who is now, or has been at any time prior to the date hereof or who becomes prior to the First Effective Time an officer or manager of the Company and/or any Subsidiary (each an “D&O Indemnified Parties”) as provided in the organizational documents of the Company and its Subsidiaries, in each case as in effect on the date of this Agreement, shall be assumed by Parent in the Transactions, without further action, at the First Effective Time and shall survive the Transactions and shall remain in full force and effect in accordance with their terms, and, in the event that any proceeding is pending or asserted or any claim made during such period, until the final disposition of such proceeding or claim.

(b) Prior to the First Effective Time, the Company shall acquire for the benefit of the Indemnified D&Os, a directors’ and officers’ liability insurance policy, in form and substance reasonably acceptable to Parent (any such insurance policy, the “D&O Policy”), providing “tail” coverage for six (6) years following the Closing. In no event shall Parent or the Surviving LLC take any action that would cause such D&O Policy to cease to be effective and shall take all commercially reasonable actions (other than paying additional premiums) to maintain in effect such D&O Policy for the benefit of the Indemnified D&Os. Parent shall use, and shall cause its subsidiaries (including the Surviving LLC) to use, commercially reasonable efforts to make the proceeds, if any, under the D&O Policy available for the payment of claims against the Indemnified D&Os.

(c) The obligations of Parent and the Surviving LLC under this Section 4.6 shall survive the consummation of the Transactions and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Parties or Indemnified D&Os to whom this Section 4.6 applies without the consent of such affected D&O Indemnified Parties or Indemnified D&Os (it being expressly agreed that the D&O Indemnified Parties and or Indemnified D&Os to whom this Section 4.6 applies shall be third party beneficiaries of this Section 4.6, each of whom may enforce the provisions of this Section 4.6).

(d) In the event Parent, the Surviving LLC or any of their respective successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving company or entity in such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving LLC, as the case may be, shall assume all of the obligations set forth in this Section 4.6. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any D&O Indemnified Parties or Indemnified D&Os is entitled, whether pursuant to applicable Legal Requirements, contract or otherwise. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to managers’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company, any Subsidiary or their respective officers, managers and employees, it being understood and agreed that the indemnification provided for in this Section 4.6 is not prior to, or in substitution for, any such claims under any such policies.

Section 4.7  R&W Insurance Policy. On or prior to the Closing Date, Parent shall obtain a binder agreement incepting coverage under the R&W Insurance Policy, effective as of the Closing, in a form reasonably acceptable to the Stockholder Representative, which provides that (a) except with respect to claims pursued against the perpetrator of Fraud, the insurer shall have no, and shall waive and not pursue any and all, subrogation rights against any Equityholder or the Stockholder Representative; (b) each of the Equityholders and the Stockholder Representative is a third party beneficiary of such waiver; and (c) following the Closing, the R&W Insurance Policy shall not be amended in a manner adverse to any Equityholder (including with respect to the subrogation provisions or the exclusion provisions) without Stockholder Representative’s express written consent. Parent agrees to use commercially reasonable efforts to cause the provider to issue the R&W Insurance Policy as promptly as possible following the Closing in accordance with such binder agreement. The fees and expenses of the R&W Insurance Policy, including application fees, premiums, underwriting fees, brokers’ and agents’ commissions (collectively, the “R&W Insurance Policy Expenses”), shall be paid at or prior to the Closing and shall be borne equally by the Company and Parent.

Section 4.8  State Takeover Statutes. In the event that any “business combination,” “fair price,” “moratorium,” “control share acquisition,” or other Legal Requirement relating to anti-takeover laws or any anti-takeover provision of the Charter Documents is or becomes, or at the First Effective Time will be, applicable to the Company, shares of Company Capital Stock, the Mergers or the other Transactions, during the period from the date of this Agreement until the earlier of the Closing and the termination of this Agreement pursuant to Article 8 hereof (the “Pre-Closing Period”), the Company, at the direction of the board of directors of the Company, shall use its commercially reasonable efforts to ensure that the Mergers and the other Transactions may be consummated as promptly as practicable on the terms and subject to the conditions set forth in this Agreement, and otherwise to minimize the effect of such Legal Requirement on this Agreement and the other Transactions.

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Section 4.9  Access to Information; Notices of Certain Events; Supplement to Disclosure Schedule.

(a) Access to Information. During the Pre-Closing Period, the Company and Parent shall each (i) afford the other party and its designated representatives reasonable access and the right to inspect all of the real property, properties, assets, premises, books and records, Contracts and other documents and data (including Tax Returns, internal working papers, client files, client Contracts and director service agreements) related to such party, in each case, during normal business hours upon reasonable notice; (ii) upon the other party’s request, furnish the other party and its designated representatives with such financial, operating and other data and information related to such party as the other party or any of its representatives may reasonably request; and (iii) instruct such party’s representatives to reasonably cooperate with the other party in its investigation provided herein. Any investigation pursuant to this Section 4.9 shall be conducted in such manner as not to interfere unreasonably with the conduct of the business of the investigated party. Notwithstanding anything herein to the contrary, no such investigation or examination shall be permitted to the extent that it would require Parent to disclose (a) information that is (i) material non-public information of Parent under applicable securities laws, (ii) subject to attorney-client privilege, (iii) which would conflict with any confidentiality obligations to which the Parent is bound, or (iv) related to the analysis of the Transactions by the Parent, and (c) any document or information prohibited to be shared by Legal Requirements until such time as such documents are not prohibited to be shared. Notwithstanding anything herein to the contrary, no such investigation or examination shall be permitted to the extent that it would require the Company to disclose (a) due diligence questions, lists or investigations conducted by others, names, bids, letters of intent, expressions of interest, or other proposals received from others prior to the parties’ entry into that certain Letter of Intent dated as of October 21, 2020, in connection with the transactions contemplated hereby or otherwise information and analyses relating to such communications, (b) information (i) subject to attorney-client privilege, (ii) which would conflict with any confidentiality obligations to which the Company or any Equityholder is bound, or (iv) related to the analysis of the Transactions by the Company or any Equityholder, and (c) any document or information prohibited to be shared by Legal Requirements until such time as such documents are not prohibited to be shared. Notwithstanding anything herein to the contrary, the Company must approve, in its sole discretion, and an officer of the Company must be present and included in any communications with customers or employees of the Company and Parent and Merger Subs shall not, and shall cause their affiliates not to, and shall direct their representatives not to, contact or communicate with any employees, customers, suppliers, distributors or licensors of the Company or any other persons having a business relationship with the Company regarding the Transactions without the prior written consent of the Company. Parent will treat such information as Confidential Information under the Non-Disclosure Agreement.

(b) Notices of Certain Events. During the Pre-Closing Period, the Company shall notify Parent, and Parent shall notify the Company, promptly of: (i) any notice or other communication from any Person alleging that the consent of such Person is or may be required in connection with the Transactions; (ii) any notice or other communication from any Governmental Entity in connection with the Transactions; and (iii) any event, change, or effect between the date of this Agreement and the First Effective Time which causes or is reasonably likely to cause the failure of the conditions set forth in Section 5.2(a), Section 5.2(b), or Section 5.2(c) of this Agreement (in the case of the Company and its Subsidiaries) or Section 5.3(a), Section 5.3(b), or Section 5.3(c) of this Agreement (in the case of Parent and Merger Subs), to be satisfied.

(c) Supplement to Disclosure Schedule.

(i) From and after the date of this Agreement until six (6) Business Days prior to the Closing Date, the Company and Parent may each prepare and deliver to the other party (such other party, the “Receiving Party”), supplements and/or amendments to the Disclosure Schedule of the Company by listing new or additional matters on the applicable schedule of the Disclosure Schedule to which such matter is responsive or, disclosures applicable to Parent’s representations (each such new or additional matter being referred to as a “Disclosure Update”) with respect to only matters first arising after the date hereof which would or would reasonably be expected to cause any inaccuracy, misrepresentation or breach of any representation or warranty made by the Company in Article II of this Agreement or, by Parent and Merger Subs in Article III of this Agreement, as applicable.

(ii) Notwithstanding anything contained herein to the contrary, each such Disclosure Update shall be deemed to be an amendment to this Agreement for all purposes hereof. Following the receipt or delivery of each Disclosure Update, the Receiving Party shall have five (5) Business Days to make a good faith determination of the likely Losses, if any, that the Receiving Party expects to incur as a result of the matter(s) identified in such Disclosure Update (the “Estimated Losses”).

(iii) If the amount of the Estimated Losses plus any other Estimated Losses with respect to any previous Disclosure Updates, in the aggregate exceeds $100,000 (the “Update Threshold”), then the Receiving Party shall be entitled to request that Parent and the Company negotiate an indemnity agreement with respect to such Disclosure Update(s) (an “Interim Disclosure Indemnity”) in favor of the Receiving Party (or if the Company is the Receiving Party, in favor of the Equityholders). Following such request, Parent and the Company shall negotiate in good faith for a period of thirty (30) days the terms of an Interim Disclosure Indemnity under which the Contributing Equityholders or, Parent, as applicable, would agree to indemnify the other party (or if the Company is the Receiving Party, in favor of the Equityholders) with respect to all or some portion of the Losses that actually exceed the Update Threshold.

(iv)  If the Receiving Party requests the negotiation of an Interim Disclosure Indemnity and Parent and the Company are not able to reach agreement on an Interim Disclosure Indemnity within such thirty (30) day period, then the Receiving Party may elect to proceed to Closing without any additional indemnification with respect to Losses arising from the matters contained in the Disclosure Updates.

(v) If the Receiving Party requests the negotiation of an Interim Disclosure Indemnity and Parent and the Company are not able to reach agreement on an Interim Disclosure Indemnity within such thirty (30) day period, and the Receiving Party does not elect to proceed to Closing without any additional indemnification from the other party with respect to Losses arising from the matters contained in the Disclosure Updates, then the Receiving Party may elect to terminate this Agreement pursuant to Section 8.3.

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Section 4.10  No Solicitation of Other Bids.

(a) During the Pre-Closing Period, the Company shall not, and shall not authorize or permit any of its Affiliates or any of its or their representatives to, directly or indirectly, (i) encourage, solicit, initiate, facilitate or continue inquiries regarding an Acquisition Proposal; (ii) enter into discussions or negotiations with, or provide any information to, any Person concerning a possible Acquisition Proposal; or (iii) enter into any agreements or other instruments (whether or not binding) regarding an Acquisition Proposal (each, a “Company Acquisition Agreement”). The Company shall immediately cease and cause to be terminated, and shall cause its Affiliates and all of its and their representatives to immediately cease and cause to be terminated, all existing discussions or negotiations with any Persons conducted heretofore with respect to, or that could lead to, an Acquisition Proposal. For purposes hereof, “Acquisition Proposal” shall mean any inquiry, proposal or offer from any Person (other than Parent or any of its Affiliates) concerning (A) the issuance or acquisition of shares of capital stock or other equity securities of the Company representing more than twenty-five percent (25%) or more of the total voting power of the equity securities of the Company (whether by merger, consolidation, liquidation, recapitalization, share exchange or other business combination transaction involving the Company); or (B) the sale, lease, exchange or other disposition of any significant portion of the Company’s properties or assets.

(b) Notwithstanding Section 4.10(a), prior to the receipt of the Company Stockholder Approval, the Company’s Board of Directors, directly or indirectly through any representative, may, subject to Section 4.10(c), (i) participate in negotiations or discussions with any third party that has made (and not withdrawn) a bona fide, unsolicited Acquisition Proposal in writing that the Company’s Board of Directors reasonably believes in good faith, after consultation with outside legal counsel, constitutes or would reasonably be expected to result in a Superior Proposal and (ii) thereafter, furnish to such third party non-public information relating to the Company pursuant to an executed confidentiality agreement that constitutes an Acceptable Confidentiality Agreement (a copy of such confidentiality agreement shall be promptly (in all events within two (2) Business Days) provided to Parent); provided, that the Company shall promptly provide to Parent and Merger Subs any material non-public information that is provided to any such Person which has not previously been provided to Parent and Merger Subs. Notwithstanding anything to the contrary herein, the Company may grant a waiver, amendment or release under any confidentiality or standstill agreement to the extent (x) necessary to allow a confidential Acquisition Proposal to be made to the Company or the Company Board of Directors so long as the Company Board of Directors promptly (and, in any event, within two (2) Business Days) notifies Parent after granting any such waiver, amendment or release or (y) the Company Board of Directors reasonably believes in good faith, after consultation with outside legal counsel, that the failure to grant such waiver, amendment or release would be reasonably expected to be inconsistent with its fiduciary duties under applicable Legal Requirements.

(c) The Company Board of Directors shall not take any of the actions referred to in Section 4.10(b) unless the Company shall have delivered to Parent a prior written notice advising Parent that it intends to take such action. The Company shall notify Parent promptly (but in no event later than forty-eight (48) hours) after receipt by the Company or any of their respective representatives of any Acquisition Proposal, any inquiry that would reasonably be expected to lead to an Acquisition Proposal or any request for non-public information relating to the Company or for access to the business, properties, assets, personnel, books or records of the Company by any third party, outside of the ordinary course of business. In such notice, the Company shall, to the extent permitted by applicable Legal Requirements and any confidentiality agreement to which the Company is then subject, identify the third party making any such Acquisition Proposal, indication or request and provide the details of the material terms and conditions of any such Acquisition Proposal, indication or request. The Company shall keep Parent reasonably informed, on a current and prompt basis, of the status and material terms of any such Acquisition Proposal, indication or request, including the material terms and conditions thereof and any material amendments or proposed amendments.

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(d) Except as set forth in this Section 4.10(d) neither the Company Board of Directors nor any committee thereof shall (i) (A) fail to make, change, withdraw, withhold, amend, modify or qualify, or publicly propose to make, change, withdraw, withhold, amend, modify or qualify, in a manner adverse to Parent or Merger Subs, the Company Board Recommendation, or (B) adopt, approve, endorse or recommend, or publicly propose to adopt, approve, endorse or recommend to the stockholders of the Company any Acquisition Proposal or Superior Proposal, (ii) make any public statement inconsistent with the Company Board Recommendation, (iii) resolve or agree to take any of the foregoing actions (any of the foregoing, a “Company Adverse Recommendation Change”), or (iv) authorize, cause or permit the Company or any of their respective representatives to enter into any Company Acquisition Agreement. Notwithstanding the foregoing, at any time prior to the receipt of the Company Stockholder Approval, but not after, the Company Board may make a Company Adverse Recommendation Change or cause the Company to enter into a Company Acquisition Agreement with respect to an Acquisition Proposal only if the Company Board of Directors has reasonably determined in good faith, after consultation with its outside legal counsel, that (i) the failure to take such action would reasonably be expected to be inconsistent with the Company Board of Director’s fiduciary duties under applicable Legal Requirements and (ii) such Acquisition Proposal constitutes a Superior Proposal; provided, however, that prior to taking such action, (A) the Company promptly notifies Parent, in writing, at least forty-eight (48) hours (the “Notice Period”) before making a Company Adverse Recommendation Change or entering into a Company Acquisition Agreement, of its intention to take such action with respect to a Superior Proposal or its intention to make a Company Adverse Recommendation Change, which notice shall specify the basis for such Company Adverse Recommendation Change and, in the case of a Superior Proposal, (1) state expressly that the Company has received an Acquisition Proposal that the Company Board intends to declare a Superior Proposal and that the Company Board intends to make a Company Adverse Recommendation Change and/or the Company intends to enter into a Company Acquisition Agreement, and (2) include a copy of the most current version of the proposed agreement relating to such Superior Proposal (which version shall be updated on a prompt basis), and a description of any financing commitments relating thereto (or, if no draft exists, a summary of the material terms and conditions of such Superior Proposal); (B) the Company shall, during the Notice Period, negotiate with Parent in good faith in respect of adjustments in the terms and conditions of this Agreement if Parent, in its discretion, proposes to make such adjustments as would permit the Company Board of Directors in the exercise of its fiduciary duties not to effect a Company Adverse Recommendation Change (it being agreed that in the event that, after commencement of the Notice Period, there is any material revision to the terms of a Superior Proposal, including, any revision in price, the Notice Period shall be extended, if applicable, to ensure that at least forty-eight (48) hours remain in the Notice Period subsequent to the time the Company notifies Parent of any such material revision (it being understood that there may be multiple extensions)); and (C) following the end of such Notice Period (as extended pursuant to the preceding clause (B)) the Company Board of Directors determines in good faith, after consulting with outside legal counsel, that the failure to make such a Company Adverse Recommendation Change would reasonably be expected to be inconsistent with its fiduciary duties under applicable law and that, in the case of a Company Adverse Recommendation Change with respect to an Acquisition Proposal, such Acquisition Proposal continues to constitute a Superior Proposal after taking into account any adjustments made by Parent during the Notice Period in the terms and conditions of this Agreement; and provided, further, that the Company has complied with its obligations under this Section 4.10.

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(e) Nothing contained in this Section 4.10 shall prohibit the Company, after the receipt of advice from outside legal counsel that failure to disclose such position would constitute a violation of applicable Legal Requirements, from (i) disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act, or (ii) making any “stop-look-and-listen” communication to the stockholders of the Company contemplated by Section 14d-9(f) promulgated under the Exchange Act (or any similar communications to the stockholders of the Company) in which the Company indicates that it has not changed the Company Board Recommendation or making any legally required disclosure to the Stockholders with regards to an Acquisition Proposal, which actions, in the case of clause (i) through (iii), shall not constitute or be deemed to constitute a Company Adverse Recommendation Change so long as any such disclosure (x) includes an express reaffirmation of the Company Board Recommendation and (y) does not include any statement that constitutes, and does not otherwise constitute, a Company Adverse Recommendation Change.

(f) The Company agrees that the rights and remedies for noncompliance with this Section 4.10 shall include Parent seeking to have such provision specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach may cause irreparable injury to Parent and that money damages may not provide an adequate remedy to Parent.

Section 4.11  Closing Parent Board.

(a) Parent shall take all such action as may be necessary or appropriate such that immediately following the First Effective Time, an individual designated by the Company’s Board of Directors and acceptable to Parent (which approval shall not be unreasonably conditioned, withheld or delayed) (or any successor thereto as designated by the Stockholder Representative, the “NetSapiens Board Designee”) shall be elected to the board of directors of Parent.

(b) From and after the Closing, Parent hereby agrees to (i) include the NetSapiens Board Designee as a nominee to the Board of Directors on each slate of nominees for election to the Board of Directors proposed by management of Parent, (ii) recommend the election of the NetSapiens Board Designee to the stockholders of Parent and (iii) without limiting the foregoing, otherwise use its reasonable best efforts to cause the NetSapiens Board Designee to be elected to the Board of Directors. The initial NetSapiens Board Designee, Anand Buch, shall be elected to the Board of Directors immediately following the First Effective Time (which approval shall not be unreasonably conditioned, withheld or delayed).

Section 4.12  [Intentionally Omitted]

Section 4.13  Proxy Statement; Parent Stockholder Meeting.

(a) As promptly as practicable after the date hereof, Parent shall file with the SEC a proxy statement (as amended or supplemented, the “Proxy Statement”) to be sent to the stockholders of the Parent relating to the meeting of Parent’s stockholders (the “Parent Stockholder Meeting”) to be held to consider the approval of the Parent Stock Issuance and any other proposals the parties deem necessary to effectuate the Mergers and the other Transactions or as may be mutual agreed upon by the Company and Parent (the “Parent Proposals”). Parent shall file the definitive Proxy Statement with the SEC and cause the Proxy Statement to be mailed to its stockholders of record, as of the record date to be established by the board of directors of Parent, as promptly as practicable (but in no event later than ten (10) Business Days) following the earlier to occur of: (Y) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; or (Z) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC). Parent covenants that none of the Parent Board of Directors or any committee thereof shall withdraw or modify, or propose publicly or by formal action of the Parent Board of Directors to withdraw or modify, in a manner adverse to the Company, the approval or recommendation by the Parent Board of the Parent Proposals and the Proxy Statement shall include the recommendation of the Parent Board of Directors to the stockholders of Parent in favor of the Parent Proposals, provided that, the Parent Board of Directors or any committee thereof may withdraw or modify the recommendation of the Parent Proposals to the stockholders of Parent to the extent that the Parent Board of Directors reasonably believes in good faith, after consultation with outside legal counsel, that the recommendation of the Parent Proposals to the stockholders of Parent would be reasonably expected to be inconsistent with its fiduciary duties under applicable Legal Requirements.

(b) From and after the date hereof and prior to the First Effective Time, prior to filing with the SEC, Parent will make available to the Company drafts of the Proxy Statement and any other documents to be filed with the SEC by Parent, both preliminary and final, and any amendment or supplement to the Proxy Statement or such other document and will provide the Company with a reasonable opportunity to comment on such drafts and shall consider such comments in good faith. Parent shall not file any such documents with the SEC without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed). Parent will advise the Company promptly after it receives notice thereof, of: (A) the time when the Proxy Statement has been filed; (B) in the event the preliminary Proxy Statement is not reviewed by the SEC, the expiration of the waiting period in Rule 14a-6(a) under the Exchange Act; (C) in the event the preliminary Proxy Statement is reviewed by the SEC, receipt of oral or written notification of the completion of the review by the SEC; (D) the filing of any supplement or amendment to the Proxy Statement; (E) the issuance of any stop order by the SEC; (F) any request by the SEC for amendment of the Proxy Statement; (G) any comments from the SEC relating to the Proxy Statement and responses thereto; and (H) requests by the SEC for additional information. Prior to responding to any requests or comments from the SEC, Parent will make available to the Company drafts of any such response and provide the Company with a reasonable opportunity to comment on such drafts.

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(c) The Company shall furnish to Parent at Parent’s request such information as is required to be included under the Exchange Act in the Proxy Statement (or any amendment or supplement thereto). The Company represents that the information supplied by the Company for inclusion in the Proxy Statement shall not, at (i) the time the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to the stockholders of Parent, (ii) the time of the Parent Stockholders’ Meeting, and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If, at any time prior to the Effective Time, any event or circumstance relating to the Company, or its officers or directors or otherwise supplied by the Company for inclusion in the Proxy Statement, should be discovered by the Company which should be set forth in an amendment or a supplement to the Proxy Statement, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall promptly inform Parent. All documents that Parent is responsible for filing with the SEC in connection with the Mergers or the other Transactions, will comply as to form and substance in all material aspects with the applicable requirements of the Exchange Act and the rules and regulations thereunder. Parent shall make all necessary filings, if any, with respect to the Transactions under the Securities Act, the Exchange Act and applicable “blue sky” laws, and any rules and regulations thereunder.

(d) Parent shall call and hold the Parent Stockholders’ Meeting as promptly as practicable for the purpose of voting upon the Parent Proposals, and Parent shall use its reasonable best efforts to hold the Parent Stockholders Meeting within twenty (20) Business Days following the date the Proxy Statement is mailed to the stockholders of Parent. Subject to Section 4.13(a), Parent shall use its reasonable best efforts to obtain the approval of the Parent Proposals at the Parent Stockholders Meeting, including by soliciting from its stockholders proxies as promptly as possible in favor of the Parent Proposals, and shall take all other action necessary or advisable to secure the required vote or consent of its stockholders therefor.

Section 4.14  Record Retention. From and after the Closing Date, Parent will, and Parent will cause the Surviving LLC to, retain all of the books and records of the Company in the Surviving LLC’s possession, in compliance with Parent’s record retention policies (which shall be in place on or before the Closing Date), which would be reasonably be expected to be relevant to any legal, regulatory or tax audit, investigation, inquiry or requirement of the Equityholders (including, for the avoidance of doubt, the Stockholder Representative) and will not, and will cause the Surviving LLC not to, destroy or dispose of any such books or records without the prior written consent of the Stockholder Representative (which will not be unreasonably withheld). Parent will, and will cause the Surviving LLC to, at reasonable times upon reasonable notice, afford the Stockholder Representative and its representatives reasonable access (including the right to make, at the Stockholder Representative’s expense, photocopies), during normal business hours, to such books and records in the Parent’s or Surviving LLC’s possession as the Stockholder Representative may reasonably request.

Section 4.15  Conduct of Business Prior to the Closing. From the date hereof until the Closing, the Company and Parent shall each, except as otherwise provided in this Agreement or consented to in writing by the other party (which consent shall not be unreasonably withheld, conditioned or delayed), (x) conduct its business in the ordinary course of business consistent with past practice; and (y) use reasonable best efforts to maintain and preserve intact its current organization, business and franchise and to preserve the rights, franchises, goodwill and relationships of its employees, customers, lenders, suppliers, regulators and others having business relationships with it. Without limiting the foregoing, from the date hereof until the Closing Date, except as set forth on Schedule 4.15, the Company and Parent shall each not take or permit any action that would cause any of the changes, events or conditions described in Section 2.9 in the case of the Company or, Section 3.12 in the case of Parent, to occur.

ARTICLE V
 CLOSING CONDITIONS AND DELIVERABLES

Section 5.1  Conditions to Each Party’s Obligation to Effect the Mergers. The respective obligations of each party to this Agreement to effect the Closing are subject to the satisfaction or waiver (where permissible pursuant to applicable law) on or prior to the Closing Date of each of the following conditions:

(a) Company Stockholder Approval. This Agreement and the Mergers will have been duly adopted by the Stockholders in accordance with the Company’s Charter Documents and the applicable Legal Requirements.

(b) Parent Stockholder Approval. The Parent Proposals including the Parent Stock Issuance will have been approved by the requisite holders of Parent Common Stock in accordance with Parent’s Charter Documents and the applicable Legal Requirements (the “Parent Stockholder Approval”).

(c) No Injunctions, Restraints, or Illegality. No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Mergers, the Parent Stock Issuance, or the other Transactions.

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Section 5.2  Conditions to Obligations of Parent and Merger Subs. The obligations of Parent and Merger Subs to effect the Closing are also subject to the satisfaction by the Company or waiver (where permissible pursuant to applicable Legal Requirements) by Parent and Merger Subs on or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) Each of the Fundamental Representations (each interpreted without giving effect to any limitation or qualification as to materiality or Company Material Adverse Effect) shall be true and correct in all but de minimis respects when made and as of immediately prior to the Closing, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), and (ii) the other representations and warranties of the Company set forth in Article II (each interpreted without giving effect to any limitation or qualification as to materiality or Company Material Adverse Effect) shall be true and correct in all respects when made and as of immediately prior to the Closing, as if made at and as of such time (in each case, except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except in the case of this clause (ii) for any failure of such representations or warranties to be so true and correct as had not had and would not reasonably be expected to have, individually or in the aggregate with all such other failures, a Company Material Adverse Effect.

(b) Performance of Covenants. The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.

(c) Company Material Adverse Effect. Since the date of this Agreement, there shall not have been any Company Material Adverse Effect.

(d) Officers Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 5.2(a), Section 5.2(b), and Section 5.2(c) hereof.

Section 5.3  Conditions to Obligations of Company. The obligation of the Company to effect the Mergers is also subject to the satisfaction by Parent or Merger Subs, as the case may be, or waiver (where permissible pursuant to applicable Legal Requirements) by the Company on or prior to the Closing of the following conditions:

(a) Representations and Warranties. (i) Each of the Parent Fundamental Representations (each interpreted without giving effect to any limitation or qualification as to materiality or Parent Material Adverse Effect) shall be true and correct in all but de minimis respects as of the Closing as if made anew as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), and (ii) the other representations and warranties of Parent and Merger Subs set forth in Article III (each interpreted without giving effect to any limitation or qualification as to materiality or Parent Material Adverse Effect) shall be true and correct in all respects when made and as of immediately prior to the Closing, as if made at and as of such time (in each case, except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except in the case of this clause (ii) for any failure of such representations or warranties to be so true and correct as had not had and would not reasonably be expected to have, individually or in the aggregate with all such other failures, a Parent Material Adverse Effect.

(b) Performance of Covenants. Parent and Merger Subs shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by each of them at or prior to the Closing.

(c) Parent Material Adverse Effect. Since the date of this Agreement, there shall not have been any Parent Material Adverse Effect.

(d) Officers Certificate. Parent will have received a certificate, signed by the chief executive officer or chief financial officer of Parent, certifying as to the matters set forth in Section 5.3(a), Section 5.3(b), and Section 5.3(c) hereof.

(e) Tax-Free Reorganization. The Company reasonably and in good faith determines that the Transactions are a tax-free reorganization pursuant to Section 368(a)(1) of the Code.

Section 5.4  Company Closing Deliverables. On or prior to the Closing Date, the Company shall deliver or cause to be delivered to Parent:

(a) Joinder Agreements. Joinder Agreements executed by (i) the holders of no less than 90% of the shares of Company Common Stock held by all Contributing Equityholders and (ii) all Contributing Equityholders except no more than five (5) Contributing Equityholders;

(b) Key Employee Documents. Executed copies of the Key Employee Employment Agreements substantially in the form attached hereto as Exhibit C and the documents ancillary thereto from each of the Key Employees;

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(c) FIRPTA Certificate. A certificate from the Company, validly executed by a duly authorized officer of the Company, that the Company is not, and has not been at any time during the five (5) years preceding the date of such statement, a “United States real property holding corporation,” as defined in Section 897(c)(2) of the Code, such certificate in form and substance reasonably satisfactory to Parent and conforming to the requirements of Treasury Regulations Section 1.1445-2(c)(3) and 1.897-2(h), and proof reasonably satisfactory to Parent that the Company has provided notice of such statement to the IRS in a manner consistent with the provisions of Treasury Regulations Section 1.897-2(h)(2);

(d) Resignation Letter of Directors and Officers. Executed copies of a resignation letter, effective as of the Closing, from each officer and director of the Company and its Subsidiaries, other than those officers and directors listed on Schedule 5.4(d);

(e) D&O Policy. Evidence reasonably satisfactory to Parent that the D&O Policy will be bound at the Closing;

(f) Escrow Agreement. Executed counterpart signature pages of the Company and the Stockholder Representative to the Escrow Agreement;

(g) PPP Escrow Agreement. Executed counterpart signature pages of the PPP Lender, the Company and the Stockholder Representative to the PPP Escrow Agreement and;

(h) Documentary Deliverables. All certificates and other documents that it is expressly required to deliver to Parent pursuant to this Agreement prior to the Closing, including the Spreadsheet, the Statement of Expenses and the Payoff Letters.

Section 5.5  Parent Closing Deliverables. On or prior to the Closing Date, Parent shall deliver or cause to be delivered to the Company:

(a) R&W Insurance Policy. A final draft copy of the R&W Insurance Policy that is being bound at the Closing;

(b) Escrow Agreement. Executed counterpart signature pages of Parent and the Escrow Agent to the Escrow Agreement;

(c) PPP Escrow Agreement. Executed counterpart signature page of Parent to the Escrow Agreement;

(d) Paying Agent Agreement. Executed counterpart signature pages of Parent and the Paying Agent to the Paying Agent Agreement;

(e) Joinder Agreements. Executed counterpart signature pages of Parent to each of the Joinder Agreements;

(f) Voting Agreement. A voting agreement, in a form to be mutually agreed upon by the Company and Parent, executed by Parent and the Parent Majority Stockholder;

(g) Key Employee Documents. Executed counterpart signature pages to each Key Employee Employment Agreement and the documents ancillary thereto from Parent;

(h) Documentary Deliverables. All certificates and other documents that it is expressly required to deliver to Company or the Stockholder Representative pursuant to this Agreement prior to the Closing; and

(i) Secretary’s Certificate. A certificate of the Secretary of Parent certifying that attached thereto are true and complete copies of all resolutions adopted by the board of directors of Parent and Merger Sub I, and the manager and members of Merger Sub II, authorizing the execution, delivery and performance of this Agreement and the other Related Agreements and the consummation of the Transactions, and that all such resolutions are in full force and effect and are all the resolutions adopted in connection with the Transactions.

ARTICLE VI
 TAX MATTERS

Section 6.1  Straddle Period Taxes. For purposes of this Agreement, any real, personal and intangible property Taxes and other Taxes imposed on a periodic basis for any Straddle Period shall be allocated to the portion of the Straddle Period ending on the Closing Date on a per diem basis, and all other Taxes for any Straddle Period shall be allocated as if such Straddle Period ended on the Closing Date, except that exemptions, allowances or deductions that are calculated on an annual basis (including depreciation and amortization deductions), other than with respect to property placed in service after the Closing, shall be allocated on a per diem basis.

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Section 6.2  Tax Returns. Parent shall timely prepare and file (or cause to be timely prepared and filed) all Tax Returns of the Company and its Subsidiaries for any Pre-Closing Tax Period or Straddle Period that are due or filed after the Closing Date. All such Tax Returns shall be prepared in a manner consistent with the past custom and practices of the Company and its Subsidiaries, except as otherwise required by applicable law. The parties acknowledge and agree that all Transaction Tax Deductions shall be reported in the Pre-Closing Tax Period (and otherwise treated as attributable to the Pre-Closing Tax Period) to the extent permitted by applicable law. At least fifteen (15) days prior to filing any such Tax Return, Parent shall submit such Tax Return that reflects any Tax liability for which the Indemnifying Parties could reasonably be expected to be liable pursuant to this Agreement to the Stockholder Representative for its review and comment and shall consider in good faith any revisions as are reasonably requested by the Stockholder Representative prior to filing.

Section 6.3  Tax Proceedings. For purposes of this Agreement, a “Pre-Closing Tax Contest” is any claim, action, cause of action, inquiry, audit, notice of violation, or other administrative or judicial proceeding or other dispute with respect to any Tax matter that affects the Company or any of its Subsidiaries with respect to any Pre-Closing Tax Period or Straddle Period for which the Indemnifying Parties could reasonably be expected to be liable pursuant to this Agreement. The Stockholder Representative will, at its election, have the right to represent the Company’s interests in any Pre-Closing Tax Contest relating to a Tax matter arising in a Tax period beginning before the Closing Date, to employ counsel of their choice at the Indemnifying Parties’ expense, and to control the conduct of such Pre-Closing Tax Contest, including settlement or other disposition thereof; provided, however, that Parent will have the right to consult with the Stockholder Representative regarding any such Pre-Closing Tax Contest that may affect the Company for any Tax periods ending after the Closing Date at Parent’s own expense and provided, further, that any settlement or other disposition of any such Pre-Closing Tax Contest may only be with the consent of Parent, which consent will not be unreasonably withheld, conditioned or delayed. Parent will have the right to control the conduct of any Pre-Closing Tax Contest with respect to any Tax matter arising in a Tax period beginning after the Closing Date.

Section 6.4  Cooperation. Parent and the Stockholder Representative agree to furnish or cause to be furnished to the other, upon request, as promptly as practicable, such information and assistance relating to Taxes, including access to books and records, as is reasonably necessary for the filing of all Tax Returns by Parent, the making of any election relating to Taxes, the preparation for any audit by any Tax authority and the prosecution or defense of any claim, suit or proceeding relating to any Tax. Each of Parent, the Company and the Stockholder Representative shall retain all books and records in their possession with respect to Taxes for a period of at least seven (7) years following the Closing Date. Notwithstanding anything to the contrary in this Agreement, Parent shall not be required to disclose to the Stockholder Representative or any Stockholder any consolidated, combined, affiliated or unitary Tax Return which includes Parent or any of its Affiliates or any Tax related work papers.

Section 6.5  Post-Closing Actions. Following the Closing, each of Parent and its Affiliates (including the Company and its Subsidiaries) shall file each Tax Return of the Company and its Subsidiaries with respect to any Pre-Closing Tax Period or Straddle Period, conduct and manage each Pre-Closing Tax Proceeding (including any proceeding relating to Voluntary Disclosure Agreements), and otherwise conduct its affairs with respect to Taxes of the Company and its Subsidiaries in good faith and in the same manner as though such Person was the sole Person economically responsible for the relevant Taxes, without any right to indemnification or reimbursement from any other Person (including pursuant to this Agreement).

Section 6.6  Tax Treatment of Mergers. This Agreement is intended to be, and is adopted as, a “plan of reorganization” for purposes of Sections 354, 361 and 368 of the Code and within the meaning of Treasury Regulations Section 1.368-2(g). The parties intend that, for U.S. federal income Tax purposes, the Mergers, taken together, constitute an integrated plan described in Rev. Rul. 2001-46, 2001-2 C.B. 321 and qualify as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder. Further, each party hereto shall cause all Tax Returns to be filed on the basis of treating the Mergers as a “reorganization” within the meaning of Section 368(a) of the Code unless otherwise required by applicable Law.

Section 6.7  Transfer Taxes. All Transfer Taxes incurred in connection with this Agreement shall be paid fifty percent (50%) by Parent and fifty percent (50%) by the Stockholder Representative (on behalf of and subject to reimbursement by the Stockholders) when due, and the party required by law shall, at its own expense, file all necessary Tax Returns and other documentation with respect to all such Transfer Taxes. The parties shall, and shall cause their respective Affiliates to, join in the execution of any such Tax Returns and other documentation to the extent required by applicable law.

Section 6.8  Refunds. The Parent and the Company shall pay or cause to be paid, in immediately available funds using wire transfer instructions as designated by the Stockholder Representative, within ten (10) days of receipt of any Refund of Taxes by the Parent or any of its Affiliates (including the Company or any of its Subsidiaries), any Refund of Taxes (including Refunds arising from amended returns filed after the Closing Date) received by the Parent or Company to the extent that such amounts were not taken into account in the computation of Net Working Capital or Closing Indebtedness or otherwise as a component of the Adjustment Amount. For this purpose, "Refund" means any refund or overpayment of the Taxes of the Company or any of its Subsidiaries plus any interest received with respect thereto from the applicable Taxing authorities for any Pre-Closing Tax Period or pre-Closing portion of a Straddle Period, net of any out-of-pocket expenses and net of any Taxes on such Refund. To the extent any such Refund of Taxes that was paid to the Stockholder Representative pursuant to this Section 6.8 is subsequently disallowed or reduced, any such disallowed amount or reduction, including any Taxes, penalties or interest arising from the disallowance or reduction of such Refund, shall be paid by the Stockholder Representative, on behalf of the Contributing Equityholders, to the Parent within ten (10) days after notification of such disallowance or reduction by the Parent to the Stockholder Representative.

Section 6.9  Conflicts. Notwithstanding anything to the contrary in this Agreement, the provisions of this Article VI shall control in the event of any conflict or inconsistency with the provisions of Article VII.

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ARTICLE VII
 POST-CLOSING INDEMNIFICATION

Section 7.1  Survival of Representations and Warranties. The representations and warranties of the Company set forth in Article II and Parent and Merger Subs set forth in Article III of this Agreement shall survive until 11:59 p.m. Pacific Time on the date that is eighteen (18) months following the Closing Date and the covenants and agreements of the parties hereto contained in this Agreement or in the Related Agreements shall survive the Closing for the applicable statute of limitations, or for the shorter period explicitly specified therein, except that for such covenants and agreements that survive for such shorter period, breaches thereof shall survive for the applicable statute of limitations or until the latest date permitted by law (the date of expiration of such period, the “Expiration Date”); provided, however, (a) if a good faith claim hereunder is made in writing prior to the expiration of the survival period for such representation and warranty, such claim shall survive and remain a basis for indemnity hereunder until such claim has been finally resolved or disposed of in accordance with the terms hereof; (b) the representations and warranties under Section 2.1(a) (Organization and Good Standing), Section 2.2 (Authority and Enforceability), Section 2.5 (Company Capital Structure), Section 2.6(a) (Company Subsidiaries), the first sentence of Section 2.23 (Company Brokers’ Fees), Section 3.1 (Organization and Standing), Section 3.2 (Authority and Enforceability), Section 3.7 (Total Stock Consideration), Section 3.8 (Parent Broker’s Fees), and Section 3.13 (No Other Representations; Non-Reliance), shall survive for six (6) years; and (c) the representations and warranties under Section 2.10 (Taxes) and Section 3.10 (Taxes) shall survive until thirty (30) days after the expiration of applicable statutes of limitations. For the avoidance of doubt, it is the intention of the parties hereto that the foregoing respective survival periods and termination dates supersede any applicable statutes of limitations that would otherwise apply to such representations and warranties and covenants and agreements, and the parties acknowledge that the survival periods set forth in this Section 7.1 for the assertion of claims under this Agreement are the result of arms’-length negotiation among the parties, and any claim brought pursuant to this Article VII must be brought or filed prior to the Expiration Date.

Section 7.2  Indemnification.

(a) From and after, and by virtue of, the Mergers, subject to the terms of this Article VII, the Contributing Equityholders (other than holders of Cancelled Shares solely in their capacities as such), (each, an “Company Indemnifying Party” and collectively, the “Company Indemnifying Parties”) agree to (i) jointly, to the extent of the funds then available from the Indemnity Escrow Fund or Special Indemnification Escrow Fund, as applicable, and (ii) as to any amounts exceeding the funds then available from the Indemnity Escrow Fund, severally (based on such Indemnifying Party’s Escrow Pro Rata Portion), but not jointly, indemnify, defend and hold harmless Parent and its officers, directors, Affiliates, employees, agents and representatives, including the Surviving LLC (each, an “Parent Indemnified Party” and collectively, the “Parent Indemnified Parties”), from and against all losses, liabilities, damages, costs, interest, awards, judgments, settlements, penalties or expenses, (including reasonable attorneys’ and consultants’ fees and expenses and including any such reasonable expenses incurred in connection with investigating, defending against or settling any of the foregoing) (hereinafter individually a “Loss” and collectively “Losses”) paid, incurred, suffered or sustained by any Parent Indemnified Party (including the Surviving LLC) (regardless of whether or not such Losses relate to any third party claims), resulting from, arising out of, or relating to any of the following:

(A)           any breach of or inaccuracy in a representation or warranty of the Company set forth in Article II of this Agreement;

(B)           any failure by the Company to perform or comply with any of its covenants or agreements set forth in this Agreement;

(C)           any Pre-Closing Taxes, including any of the matters described on Schedule 7.2(a)(C) (the “Special Indemnification Matter”); and

(D)           [Intentionally Omitted].

(b) From and after, and by virtue of, the Mergers, subject to the terms of this Article VII, Parent and Merger Subs (each, an “Parent Indemnifying Party” and collectively, the “Parent Indemnifying Parties”) agree to jointly or severally indemnify, defend and hold harmless the Equityholders and their respective officers, directors, Affiliates, employees, agents and representatives (each, an “Equityholder Indemnified Party” and collectively, the “Equityholder Indemnified Parties”), from and against Losses paid, incurred, suffered or sustained by any Equityholder Indemnified Party (regardless of whether or not such Losses relate to any third party claims), resulting from, arising out of, or relating to (i) any breach of or inaccuracy in a representation or warranty of Parent and Merger Subs set forth in Article III of this Agreement; and (ii) any failure by Parent and/or Merger Subs to perform or comply with any of their respective covenants or agreements set forth in this Agreement.

(c) For the purpose of this Article VII, for purposes of both determining whether a breach of or inaccuracy in a representation or warranty has occurred and determining the amount of Losses paid, incurred, suffered or sustained by an Indemnified Party as a result of any breach of or inaccuracy in a representation or warranty that is qualified or limited in scope as to materiality or Company Material Adverse Effect, such representation or warranty shall be deemed to be made without such qualification or limitation; provided that such qualification or limitation shall not be disregarded (i) to the extent used in Section 2.9(a), (ii) to the extent used with respect to a defined term (e.g., “Material Contract”, etc.), (iii) to the extent used to determine the enumerated items on a list, or (iv) to the extent applicable pursuant to GAAP.

(d) The Company Indemnifying Parties (including any officer or director of the Company or any of its Subsidiaries) shall not have any right of contribution, indemnification or right of advancement from the Surviving LLC or Parent with respect to any Loss claimed by an Parent Indemnified Party.

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(e) Any payments made to a Parent Indemnified Party pursuant to any indemnification obligations under this Article VII will be treated as adjustments to the Aggregate Merger Consideration for Tax purposes, unless otherwise required by applicable Legal Requirements.

(f) As further set forth in the Escrow Agreement, (i) within two (2) Business Days following the date that is 18 months after the Closing Date, the remainder of the Indemnity Escrow Fund, and (ii) within two (2) Business Days following the Special Indemnification Matter Expiration Date, the remainder of the Special Indemnification Escrow Fund, shall be released by the Escrow Agent to the Paying Agent for further distribution to the Contributing Equityholders based on their Escrow Pro Rata Portions, provided, that if (A) at the Expiration Date there are pending and unresolved indemnity claims which would be payable from the Indemnity Escrow Fund or (B) at the Special Indemnification Matter Expiration Date there are pending and unresolved indemnity claims which would be payable from the Special Indemnification Escrow Fund (“Outstanding Indemnity Claims”), then an amount shall be retained by the Escrow Agent pursuant to the Escrow Agreement equal to the aggregate maximum amount of all such Outstanding Indemnity Claims (the “Outstanding Indemnity Claims Amount”), and a portion of the Outstanding Indemnity Claims Amount, net of any amounts paid to Parent in respect of such Outstanding Indemnity Claim, shall be released to the Paying Agent for distribution to the Contributing Equityholders in accordance with their Escrow Pro Rata Portions following complete resolution of each such Outstanding Indemnity Claim.

Section 7.3  Limitations on Indemnification.

(a)

(i) Except in the case of indemnification claims under Section 7.2(a)(A) for breaches of or inaccuracies in the Fundamental Representations, the Parent Indemnified Parties, as a group, may not recover any Losses pursuant to an indemnification claim under Section 7.2(a)(A) relating to breaches of or inaccuracies in the representations or warranties of the Company unless and until the Parent Indemnified Parties, as a group, shall have paid, incurred, suffered or sustained at least $250,000.00 in Losses (the “Deductible”) in the aggregate for all claims, in which event the Parent Indemnified Parties may recover only the excess of such Losses above the Deductible. For the avoidance of doubt, the limitations set forth in this Section 7.3(a)(i) shall not apply to indemnification claims under clauses (B) through (D) of Section 7.2(a).

(ii) The Parent Indemnified Parties, as a group, may not recover any Losses pursuant to an indemnification claim under Section 7.2(a)(C) with respect to the Special Indemnification Matter unless and until the Parent Indemnified Parties, as a group, shall have paid, incurred, suffered or sustained at least $500,000 in Losses (the “Special Indemnification Matter Deductible”) in the aggregate for all claims, in which event the Parent Indemnified Parties may recover only the excess of such Losses above the Special Indemnification Matter Deductible. For the avoidance of doubt, the limitations set forth in this Section 7.3(a)(ii) shall not apply to indemnification claims under clauses (C) of Section 7.2(a) with respect to matters other than the Special Indemnification Matter.

(iii) Except in the case of indemnification claims under Section 7.2(b)(i) for breaches of or inaccuracies in the Parent Fundamental Representations, the Equityholder Indemnified Parties, as a group, may not recover any Losses pursuant to an indemnification claim under Section 7.2(b)(i) relating to breaches of or inaccuracies in the representations or warranties of the Parent and Merger Subs unless and until the Equityholder Indemnified Parties, each as a group, shall have paid, incurred, suffered or sustained at least the Deductible in the aggregate for all claims, in which event the Equityholder Indemnified Parties may recover only the excess of such Losses above the Deductible. For the avoidance of doubt, the limitations set forth in this Section 7.3(a)(iii) shall not apply to indemnification claims under clause (ii) of Section 7.2(b).

(b)

(i) Except in the case of (i) indemnification claims under Section 7.2(a)(A) for breaches of or inaccuracies in the Fundamental Representations and (ii) indemnification claims under clauses (B) through (D) of Section 7.2(a), in no event shall any Company Indemnifying Party be liable for Losses under Section 7.2(a) in excess of the Indemnity Escrow Fund.

(ii) In no event shall any Company Indemnifying Party be liable for Losses under Section 7.2(a)(C) with respect to the Special Indemnification Matter in excess of the Special Indemnification Escrow Fund.

(iii) Except in the case of (i) indemnification claims under Section 7.2(b)(i) for breaches of or inaccuracies in the Parent Fundamental Representations and (ii) indemnification claims under clause (ii) of Section 7.2(b), in no event shall any Parent Indemnifying Party be liable for Losses under Section 7.2(b) in excess of $5,000,000.

(iv) The aggregate Liability of the Parent Indemnifying Parties, as a group, for Losses under this Article VII and under the Related Agreements shall not exceed $50,000,001 in the aggregate. The aggregate Liability of the Company Indemnifying Parties, as a group, for Losses under this Article VII and under the Related Agreements shall not exceed $50,000,001 in the aggregate; provided, further, that no Contributing Equityholder shall have liability for any Losses in excess of the actual dollar amount and number of shares of Parent Common Stock included in such Contributing Equityholder’s Pro Rata Portion of the Aggregate Merger Consideration. Parent acknowledges that the liability of the Contributing Equityholders under this Agreement is several and not joint (except with respect to amounts in the Indemnity Escrow Fund, Special Indemnification Escrow Fund and Purchase Price Adjustment Escrow Fund).

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(c) The amount of any Losses recoverable by any Indemnified Party against any Indemnifying Party under Section 7.2 shall be calculated net of any insurance proceeds actually received by, and/or any indemnification or contribution payments actually paid by any third party to, such Indemnified Party in respect of such Losses in, each case net of all costs directly incurred in such recovery; provided that the Parent Indemnified Party shall be required to seek to obtain such proceeds with respect to the R&W Insurance Policy (to the extent available and to the extent there is insufficient Indemnity Escrow Fund) and shall use its commercially reasonable efforts to seek or obtain any other such insurance proceeds and; provided, further that the Indemnified Parties shall have no obligations to seek any third party indemnification or contribution. In the event that an insurance recovery is received by any Indemnified Party with respect to any Losses for which any such Person has been indemnified and which Losses such Person had received from the Indemnifying Parties hereunder, then a refund equal to the aggregate amount of the recovery (net of reasonable costs and expenses incurred in recovering such amounts) shall be promptly made to the Paying Agent for distribution to the Company Indemnifying Parties in accordance with their Escrow Pro Rata Portions or to the Parent for distribution to the Equityholder Indemnified Parties, as applicable. Each Indemnified Party shall use commercially reasonable efforts within their control (including incurring such reasonable costs or expenses) to mitigate any Loss or potential Loss upon acquiring actual knowledge of any event or occurrence that would reasonably be expected to, or that in fact does, give rise to such Loss.

(d) No Indemnified Party shall be entitled to indemnification for punitive damages, unless such damages are actually paid to a third party in respect of a Third Party Claim for which such Indemnified Party is entitled to indemnification under this Article VII.

(e) Notwithstanding any other provision of this Agreement, the Company Indemnifying Parties shall not have any liability or indemnification obligation for any Taxes of the Company resulting from any election made under Section 338 of the Code with respect to the Mergers.

(f) Other than the limitations set forth in Section 7.3(b)(iv), nothing in this Agreement shall limit the liability of an Indemnifying Party in connection with a claim based on Fraud.

(g) This Agreement shall not permit duplicative indemnifications in respect of the same Loss or any component thereof if more than one provision of this Agreement gives rise to an indemnification obligation with respect to the same Loss.

(h) In no event shall any Parent Indemnified Party be entitled to recover or make a claim for any amount included in the calculation of the Net Working Capital as finally determined pursuant to Section 1.9. The amount of Losses to which a Parent Indemnified Party is entitled in respect of a particular matter will be reduced by the amount of any reserve established specifically for such matter which reserve is reflected on the Company’s books and records and in the Estimated Closing Statement as of the Closing Date, but only to the extent such reserve is actually taken into account in the calculation of the Net Working Capital as finally determined pursuant to Section 1.9 (or Closing Indebtedness).

(i) The limitations set forth above in this Article VII and Section 7.3 are cumulative such that one or more of such limitations may apply to a claim by an Indemnified Party for indemnification under this Article VII (and the fact that certain provisions in this Article VII reference the cumulative nature of such limitations and others shall not in any way limit the generality of this Section 7.3).

Section 7.4  Indemnification Claim Procedures.

(a) Subject to the limitations set forth in Section 7.1 and Section 7.3, if an Indemnified Party wishes to make an indemnification claim under this Article VII for any matter not involving a Third Party Claim, such Indemnified Party shall deliver a written notice (an “Indemnification Claim Notice”) to the Stockholder Representative, in the event the Indemnified Party is a Parent Indemnified Party, or the Parent, in the event the Indemnified Party is an Equityholder Indemnified Party, (i) stating that an Indemnified Party has paid, incurred, suffered or sustained, or reasonably anticipates that it may pay, incur, suffer or sustain Losses, and (ii) specifying in reasonable detail the individual items of such Losses, the date each such item was paid, incurred, suffered or sustained, or the basis for such anticipated liability, and, if applicable, the nature of the misrepresentation, breach of warranty or covenant to which such item is related. Parent may update an Indemnification Claim Notice from time to time to reflect any new information discovered with respect to the claim set forth in such Indemnification Claim Notice.

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(b) If the Stockholder Representative on behalf of the Company Indemnifying Parties, or the Parent on behalf of the Parent Indemnifying Parties, as applicable, shall not object in writing within the thirty (30)-day period after receipt of an Indemnification Claim Notice by delivery of a written notice of objection containing a reasonably detailed description of the facts and circumstances supporting an objection to the applicable indemnification claim (an “Indemnification Claim Objection Notice”), such failure to so object shall be an irrevocable acknowledgment by the Stockholder Representative on behalf of the Company Indemnifying Parties (or the applicable Company Indemnifying Party), or the Parent on behalf of the Parent Indemnifying Parties (or the applicable Parent Indemnifying Party), that the Indemnified Party is entitled to the full amount of the claim for Losses set forth in such Indemnification Claim Notice subject to the limitations set forth in Section 7.3. In such event, in the event the Indemnified Party is a Parent Indemnified Party, Parent and the Stockholder Representative shall promptly execute and deliver joint written instructions to the Escrow Agent to release to the applicable Parent Indemnified Party from the Indemnity Escrow Fund or the Special Indemnification Escrow Fund, as applicable, the amount of Losses set forth in such Indemnification Claim Notice. In such event, in the event the Indemnified Party is an Equityholder Indemnified Party, Parent shall promptly, and in any event in no less than ten (10) Business Days pay to the Paying Agent, for further distribution to the Equityholder Indemnified Parties, the amount of Losses set forth in such Indemnification Claim Notice. Subject to the limitations set forth in Section 7.3, only with respect to an indemnification claim made pursuant to (B) through (D) of Section 7.2(a) (except for indemnification claims under Section 7.2(a)(C) with respect to the Special Indemnification Matter) or for breaches of or inaccuracies in the Fundamental Representations within their respective survival periods provided under Section 7.1, should the amount held in the Indemnity Escrow Fund, if any, be insufficient to satisfy in whole the amount to be paid to a Parent Indemnified Party by the Company Indemnifying Parties in accordance with the applicable Indemnification Claim Notice, then each Company Indemnifying Party shall, within ten (10) Business Days following the expiration date of the right of the Stockholder Representative on behalf of the Company Indemnifying Parties (or the applicable Company Indemnifying Party) to make an Indemnification Claim Objection Notice, pay to the Parent Indemnified Party, such Indemnifying Parties’ Escrow Pro Rata Portion of such shortfall.

(c) In the event that the Stockholder Representative or the Parent shall deliver an Indemnification Claim Objection Notice in accordance with Section 7.4(b) within thirty (30) days after delivery of such Indemnification Claim Notice, the Stockholder Representative and Parent shall attempt in good faith to agree upon the rights of the respective parties with respect to each of such claims, subject to the limitations set forth in Section 7.3. In such event, as applicable, Parent and the Stockholder Representative shall promptly execute and deliver joint written instructions to the Escrow Agent to release from the Indemnity Escrow Fund or Special Indemnification Escrow Fund, as applicable, or Parent shall promptly, and in any event in no less than ten (10) Business Days pay to the Paying Agent, for further distribution to the Equityholder Indemnified Parties, the amount of Losses agreed upon by Parent and the Stockholder Representative documented in a memorandum. Subject to the limitations set forth in Section 7.3, only with respect to an indemnification claim made pursuant to (B) through (D) of Section 7.2(a) (except for indemnification claims under Section 7.2(a)(C) with respect to the Special Indemnification Matter) or for breaches of or inaccuracies in the Fundamental Representations within their respective survival periods provided under Section 7.1, should the amount held in the Indemnity Escrow Fund, if any, be insufficient to satisfy in whole the amount owed to a Parent Indemnified Party in accordance with such memorandum and this Agreement, then each Company Indemnifying Party shall, within ten (10) Business Days following the date of such memorandum, pay to the Parent Indemnified Party such Indemnifying Party’s Escrow Pro Rata Portion of such shortfall.

(d) If no such agreement can be reached after good faith negotiation and prior to thirty (30) days after delivery of an Indemnification Claim Objection Notice, the parties shall have the right to pursue all available remedies to resolve such dispute. From and after the time that an Indemnification Claim Notice is received and until such claim is finally resolved, the Indemnified Parties, the Indemnifying Parties, Parent, the Surviving LLC, and the Stockholder Representative shall cooperate in good faith.

(e) For purposes of this Article VII, including in determining the number of Escrow Shares to be released from the Indemnity Escrow Fund to Parent in connection with any indemnification claim as finally resolved by the parties hereto in accordance with the terms hereof, each Escrow Share shall be deemed to have a value equal to the Parent Trading Price.

Section 7.5  Third Party Claims.

(a) In the event an Indemnified Party becomes aware of a third party claim (a “Third Party Claim”) which the Indemnified Party reasonably believes would result in a demand against the Indemnity Escrow Fund, the Special Indemnification Escrow Fund or for other indemnification pursuant to this Article VII, the Indemnified Party shall, within ten (10) Business Days after such third party asserts such claim, notify the Stockholder Representative on behalf of the Company Indemnifying Parties or Parent on behalf of the Parent Indemnifying Parties, as applicable, of such Third Party Claim (it being understood that no delay in providing such notice (a “Third Party Claim Notice”) shall prejudice an Indemnified Party’s rights under this Article VII except to the extent that the applicable Indemnifying Party is materially prejudiced by reason of such failure).

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(b) Subject to the provisions of the R&W Insurance Policy, the Indemnifying Party shall have the right (but not the obligation), to be exercised within ten (10) Business Days following its receipt of the Third Party Claim Notice by delivering written notice to the Indemnified Party, to assume and thereafter conduct and control the defense of such Third Party Claim (with counsel of such Indemnifying Party’s choice that is reasonably satisfactory to the Indemnified Party), but only if and for so long as (1) such Third Party Claim does not seek monetary damages in an amount in excess of the remaining amount for which the Indemnifying Party could be liable by virtue of the caps on Losses expressly set forth herein, (2) such Third Party Claim does not allege criminal activity, and (3) such Third Party Claim does not seek equitable remedies. For so long as the Indemnifying Party is conducting and controlling such defense, (I) each Indemnified Party shall have the right, but not the obligation, to participate in such defense with separate counsel of its choosing at its sole cost and expense (or at the Indemnifying Parties’ sole cost and expense if there are any conflicts of interests with respect to such defense as between any Indemnified Party and any Indemnifying Party), and (II) each Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party and its Representatives, all witnesses, pertinent records, materials and information in or under such Indemnified Party’s possession or control relating thereto as may be reasonably requested by the Indemnifying Party. The Indemnifying Party shall not be permitted to consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnified Party (which such consent shall not be unreasonably withheld, conditioned or delayed); provided, that, notwithstanding the foregoing, the Indemnifying Party shall be permitted to consent to the entry of any judgment or enter into any settlement agreement with respect to such Third Party Claim if such judgment or settlement does not (w) involve the admission of fraudulent or criminal wrongdoing on the part of any Indemnified Party, (x) impose equitable relief or any other restrictions or non-monetary obligations on any Person, (y) impose any monetary damages on any Indemnified Party, and (z) contains a complete and unconditional release of each applicable Indemnified Party from all liability with respect to such Third Party Claim.

(c) Subject to the provisions of the R&W Insurance Policy, unless and until the Indemnifying Party assumes the defense of any Third Party Claim as provided above, each applicable Indemnified Party may defend against such Third Party Claim in any manner it may reasonably deem appropriate (with counsel of such Indemnified Party’s choice), in which case the Indemnifying Party shall cooperate with such Indemnified Party in such defense and make available to such Indemnified Party and its Representatives all witnesses, pertinent records, materials, and information in or under the Indemnifying Party’s possession or control relating thereto as may be reasonably requested by such Indemnified Party (provided that nothing herein required shall require the Company Members or the Members’ Agent to disclose any information subject to attorney-client privilege). The conduct of such defense by such Indemnified Party shall not be construed to be a waiver of such Indemnified Party’s right to indemnification with respect to such Third Party Claim. No Indemnified Party shall be permitted to consent to the entry of any judgment or enter into any settlement with respect to such Third Party Claim without the prior written consent of the Indemnifying Party (not to be unreasonably withheld, conditioned, or delayed); provided, further, that, except with the express consent of the Indemnifying Party, no settlement or resolution of any such Third Party Claim shall be determinative of the existence or the amount of Losses resulting from, arising out of or relating to such Third Party Claim; and provided, further, that the parties hereto agree and acknowledge that it shall be reasonable for an Indemnifying Party to withhold consent to the entry of any judgment or entry into any settlement with respect to a Third Party Claim in the event such Indemnifying Party disputes the amount of Losses or its obligation to indemnify the Indemnified Party under this Article VII.

(d) In the event that the Indemnifying Party has consented to any settlement or resolution of a Third Party Claim, the Indemnifying Parties shall have no power or authority to object under any provision of this Article VII to the amount of Losses resulting from, arising out of or relating to such Third Party Claim, and the Indemnified Parties shall be entitled to indemnification for the entire amount of such Losses, subject to the applicable limitations contained in Section 7.3. In the event that the Indemnifying Parties does not, in accordance with the terms of this Section 7.5(b), consent to any such settlement or resolution or the existence or the amount of Losses resulting from, arising out of or relating to such Third Party Claim, then the Indemnified Parties shall be entitled pursue all available remedies to resolve such dispute with respect to the existence or amount of Losses resulting from, arising out of or relating to such Third Party Claim.

(e) For the avoidance of doubt and subject to the other terms of this Agreement, the Indemnifying Parties shall keep any information obtained in connection with any Third Party Claim confidential in accordance with Section 9.6 hereof, and in no event shall any Indemnifying Party disclose such information to any third party unless and until such party has executed a confidentiality agreement with respect to such information, or is otherwise subject to applicable confidentiality obligations, containing confidentiality terms no less favorable to the Company than those contained in the Non-Disclosure Agreement.

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Section 7.6  Stockholder Representative.

(a) By virtue of the execution and delivery of a Joinder Agreement, and the adoption of this Agreement and approval of the Mergers by the Stockholders, each of the Contributing Equityholders shall be deemed to have agreed to appoint David Wang as its agent and attorney-in-fact and as the Stockholder Representative with full power and authority to act for and on behalf of the Contributing Equityholders to pay each such Contributing Equityholder’s expenses (whether incurred on or after the date hereof) incurred in connection with the negotiation and performance of this Agreement, to receive, give receipt and disburse any funds received hereunder or on behalf of or to each such Contributing Equityholder, to negotiate, settle, compromise and make any required payments from the Escrow Funds on behalf of all Contributing Equityholders, to give and receive notices and communications on behalf of any Contributing Equityholder or all Contributing Equityholders collectively, both generally with respect to matters contemplated by this Agreement or more specifically in respect of indemnification claims under this Agreement, to authorize payment from the Escrow Funds in satisfaction of any indemnification claims hereunder, to object to such payments, to agree to, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to any such indemnification or other claims, to assert, negotiate, enter into settlements and compromises of, and demand arbitration and comply with orders of courts and awards of arbitrators with respect to, any such indemnification claim by any Indemnified Party hereunder against any Indemnifying Party or by any such Indemnifying Party against any Indemnified Party or any dispute between any Indemnified Party and any such Indemnifying Party, in each case relating to this Agreement or the Transactions, and to take all other actions that are either (i) necessary or appropriate in the judgment of the Stockholder Representative for the accomplishment of the foregoing or (ii) specifically mandated by the terms of this Agreement. Such agency may be changed by the Stockholders from time to time upon not less than thirty (30) days prior written notice to Parent; provided, however, that the Stockholder Representative may not be removed unless holders of a majority in interest of the Escrow Funds agree to such removal and to the identity of the substituted agent. Notwithstanding the foregoing, in the event of a resignation of the Stockholder Representative or other vacancy in the position of Stockholder Representative, such vacancy may be filled by the holders of a majority in interest of the Escrow Funds. No bond shall be required of the Stockholder Representative, and the Stockholder Representative shall not receive any compensation for its services. Notices or communications to or from the Stockholder Representative shall constitute notice to or from the Indemnifying Parties. The agency and proxy granted to the Stockholder Representative pursuant to this Section 7.6(a) are coupled with an interest, and are therefore irrevocable without the consent of holder, unless otherwise agreed to between the Stockholder Representative and any such Person in writing.

(b) A decision, act, consent or instruction of the Stockholder Representative, including an amendment of any provision of this Agreement pursuant to Section 8.7 hereof, shall constitute a decision of the Contributing Equityholders and shall be final, binding and conclusive upon the Contributing Equityholders, and Parent may rely upon any such decision, act, consent or instruction of the Stockholder Representative as being the decision, act, consent or instruction of the Contributing Equityholders. Parent is hereby relieved from any liability to any person for any acts done by Parent in accordance with such decision, act, consent or instruction of the Stockholder Representative. The Stockholder Representative shall not have by reason of this Agreement a fiduciary relationship in respect of any Contributing Equityholder, except in respect of amounts actually received on behalf of such Contributing Equityholder. The Stockholder Representative shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement.

(c) The Stockholder Representative shall not be, nor shall any person employed by or otherwise affiliated with the Stockholder Representative be, liable for any act done or omitted hereunder as Stockholder Representative except for actions or omissions constituting willful misconduct or gross negligence of the Stockholder Representative in connection therewith. The Contributing Equityholders shall severally (and not jointly and severally) in accordance with their respective Escrow Pro Rata Portion pay for all reasonable and documented fees, costs and expenses incurred by the Stockholder Representative in connection with the acceptance and administration of its duties hereunder and shall indemnify the Stockholder Representative and hold the Stockholder Representative harmless against any and all Losses arising out of or in connection with the acceptance or administration of the Stockholder Representative’s duties hereunder, including all reasonable fees and expenses of defending the Stockholder Representative against any claim of liability (“Stockholder Representative Expenses”). From time to time in its sole discretion, the Stockholder Representative may pay or cause to be paid or reimburse itself for any Stockholder Representative Expenses from the Stockholder Representative Expense Fund or, if such funds are depleted, from the Escrow Funds (only to the extent that such reimbursement is paid from payments that would otherwise have been made to the Contributing Equityholders (i.e. after the release of any escrowed amounts), and prior to any such payment or reimbursement, shall deliver to the Parent a certificate setting forth the Stockholder Representative Expenses to be so paid. For the avoidance of doubt, while this section allows the Stockholder Representative to be paid from the Stockholder Representative Expense Fund and the Escrow Funds this Section 7.6(c) shall not limit the obligation of any Contributing Equityholders to promptly pay such Stockholder Representative Expenses as they are incurred. A decision, act, consent or instruction of the Stockholder Representative, including an amendment, extension or waiver of this Agreement pursuant to Section 8.7, Section 9.2 or Section 9.3, shall constitute a decision of the Contributing Equityholders and shall be final, conclusive and binding upon the Contributing Equityholders; and the Parent may rely upon any such decision, act, consent or instruction of the Stockholder Representative as being the decision, act, consent or instruction of the Contributing Equityholders. The Parent is hereby relieved from any liability to any person for any acts done by it in accordance with such decision, act, consent or instruction of the Stockholder Representative. The Stockholder Representative shall notify the Contributing Equityholders if additional funds are required to cover any Stockholder Representative Expenses and such Contributing Equityholders shall be required to deposit additional funds in accordance with their respective Escrow Pro Rata Portion into an account designated by the Stockholder Representative. The Stockholder Representative may release at any time, in its sole discretion, all or any portion of the Stockholder Representative Expense Fund for distribution to the Contributing Equityholders in accordance with their Escrow Pro Rata Portions.

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Section 7.7  Exclusive Remedies. Subject to Section 1.9 and Section 9.8, and except with respect to claims arising from Fraud pursued against a perpetrator of Fraud or claims under the Related Agreements, the parties acknowledge and agree that their sole and exclusive remedy with respect to any and all claims for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement, shall be pursuant to the indemnification provisions set forth in this Article VII. In furtherance of the foregoing, each party hereby waives, to the fullest extent permitted under Legal Requirements, any and all rights, claims and causes of action for any breach of any representation, warranty, covenant, agreement or obligation set forth herein or otherwise relating to the subject matter of this Agreement it may have against the other parties hereto and their Affiliates and each of their respective representatives arising under or based upon any Legal Requirements, except pursuant to the indemnification provisions set forth in this Article VII. Nothing in this Section 7.7 shall limit any Person’s right to seek and obtain any equitable relief to which any Person shall be entitled pursuant to Section 9.8. Nothing in this Agreement shall limit (i) the remedies available to any party in connection with any claim based on Fraud or (ii) the right of any Indemnified Party hereunder to pursue remedies under any Related Agreement against the party thereto; provided, however, that for the avoidance of doubt, nothing in this Section 7.7 shall be deemed to affect or limit the provisions of Section 7.3(b)(iv) and Section 7.3(b)(f) with respect to the limitations of Liability set forth therein.

Section 7.8  Effect of Knowledge

. Notwithstanding anything to the contrary contained herein, no Equityholder shall be liable to any Parent Indemnified Parties for any Loss resulting from any inaccuracy in or breach of any representation or warranty of the Company contained in Article II of this Agreement if Parent had actual knowledge of such inaccuracy or breach prior to the Closing.

Section 7.9  Recourse to R&W Insurance Policy.

(a) Except in the case of indemnification claims under Section 7.2(a)(A) for breaches of or inaccuracies in the Fundamental Representations, the Parent Indemnified Parties shall seek recovery with respect to any indemnification claim under Section 7.2(a)(A) in the following order and priority: (i) first, against the Deductible, (ii) second, against funds then held in the Indemnity Escrow Fund, if any, and (iii) then under the R&W Insurance Policy, and in no event will any Parent Indemnified Party be entitled to make a claim for indemnification against, seek to recover from, or have any right to recover directly from any Equityholder for such Losses.

(b) The Parent Indemnified Parties shall seek recovery with respect to any indemnification claims under (i) Section 7.2(a)(A) for breaches of or inaccuracies in the Fundamental Representations, and (ii) except in the case of indemnification claims under Section 7.2(a)(C) with respect to the Special Indemnification Matter, Section 7.2(a)(B) through Section 7.2(a)(D), in the following order and priority, (1) first, against funds held in the Indemnity Escrow Fund, if any, (2) second, under the R&W Insurance Policy to the extent covered thereby, and (3) thereafter, directly against the Contributing Equityholders, subject to the limitations on indemnification set forth in this Article VII. Unless the applicable indemnification claim is expressly excluded from coverage under the R&W Insurance Policy, Parent shall, before seeking recovery directly against the Contributing Equityholders pursuant to clause (iii) of the preceding sentence, seek to recover all of such Damages under the R&W Insurance Policy.

(c) The Parent Indemnified Parties shall seek recovery with respect to any indemnification claims under Section 7.2(a)(C) with respect to the Special Indemnification Matter, in the following order and priority, (i) first, against the Special Indemnification Matter Deductible, (ii) second, under the R&W Insurance Policy to the extent covered thereby, and (iii) third, against funds held in the Special Indemnification Escrow Fund, subject to the limitations on indemnification set forth in this Article VII.

ARTICLE VIII
 TERMINATION, AMENDMENT, AND WAIVER

Section 8.1  Termination by Mutual Consent. This Agreement may be terminated at any time prior to the First Effective Time (whether before or after the receipt of the Company Stockholder Approval or the Parent Stockholder Approval) by the mutual written consent of Parent and the Company.

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Section 8.2  Termination by Either Parent or the Company. This Agreement may be terminated by either Parent or the Company at any time prior to the First Effective Time (whether before or after the receipt of the Company Stockholder Approval or the Parent Stockholder Approval):

(a) if the Mergers have not been consummated on or before 120 days after the signing of this Agreement (the “End Date”), provided, however, that the right to terminate this Agreement pursuant to this Section 8.2(a) shall not be available to any party the breach by which of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the failure of the Mergers to be consummated on or before the End Date;

(b) if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any law or Order making illegal, permanently enjoining, or otherwise permanently prohibiting the consummation of the Mergers or the Parent Stock Issuance, and such law or Order shall have become final and nonappealable, provided, however, that the right to terminate this Agreement pursuant to this Section 8.2(b) shall not be available to the party the breach by which of any representation, warranty, covenant, or agreement set forth in this Agreement has been the cause of, or resulted in, the issuance, promulgation, enforcement, or entry of any such law or Order;

(c) if the Company Stockholder Approval is not received pursuant to the Company Stockholder Approval Process; or

(d) if any of the Parent Proposals shall fail to receive the requisite vote for approval at the Parent Stockholder Meeting duly convened therefor or at any adjournment or postponement thereof.

Section 8.3  Termination by Parent. This Agreement may be terminated by Parent at any time prior to the First Effective Time if there shall have been a material breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Mergers set forth in Section 5.2(a) or Section 5.2(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that Parent shall have given the Company at least twenty (20) days’ written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 8.3 and provided further that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.3 if Parent or either Merger Sub is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.4  Termination by the Company. This Agreement may be terminated by the Company at any time prior to the First Effective Time if there shall have been a material breach of any representation, warranty, covenant, or agreement on the part of Parent or either Merger Sub set forth in this Agreement such that the conditions to the Closing of the Mergers set forth in Section 5.3(a) or Section 5.3(b), as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date; provided that the Company shall have given Parent at least twenty (20) days’ written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 8.4 and provided further that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.4 if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder, which breach has not been cured.

Section 8.5  Notice of Termination; Effect of Termination. The party desiring to terminate this Agreement pursuant to this Article VIII (other than pursuant to Section 8.1) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 8.5 shall be effective immediately upon delivery of such written notice to the other party. If this Agreement is terminated pursuant to this Article VIII, this Agreement shall become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or representative of such party) to any other party hereto, except: (a) with respect to this Section 8.5, Section 8.6, and Article IX (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of Fraud or the breach by another party of any of its representations, warranties, covenants, or other agreements set forth in this Agreement.

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Section 8.6  Breakup Fee Following Termination.

(a) If the Company is not entitled to terminate this Agreement pursuant to Section 8.4 and this Agreement is terminated by Parent because the Company fails to obtain the Company Stockholder Approval prior to the End Date, then the Company shall pay to Parent (by wire transfer of immediately available funds), within five (5) Business Days after such termination, the Expense Reimbursement, provided, that if this Agreement is terminated by Parent or by the Company pursuant to Section 8.2(c), because the Company fails to obtain the Company Stockholder Approval as a result of the Company Board of Directors making a Company Adverse Recommendation Change or causing the Company to enter into a Company Acquisition Agreement with respect to an Acquisition Proposal pursuant to Section 4.10, then five (5) Business Days after such termination, the Company shall pay the Expense Reimbursement and provide the Two-Year License to Parent.

(b) If Parent is not entitled to terminate this Agreement pursuant to Section 8.3 and this Agreement is terminated by the Company because Parent fails to obtain Parent Stockholder Approval prior to the End Date, or if this Agreement is terminated by Parent or by the Company pursuant to Section 8.2(d), then Parent shall pay to the Company (by wire transfer of immediately available funds), within five (5) Business Days after such termination, the Expense Reimbursement.

(c) The parties acknowledge and hereby agree that the provisions of this Section 8.6 are an integral part of the transactions contemplated by this Agreement (including the Mergers), and that, without such provisions, the parties would not have entered into this Agreement. If the Company, on the one hand, or Parent and Merger Subs, on the other hand, shall fail to pay in a timely manner the amounts due pursuant to this Section 8.6 and, in order to obtain such payment, the other party makes a claim against the non-paying party that results in a judgment, the non-paying party shall pay to the other party the reasonable costs and expenses (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 8.6 at the prime rate as published in The Wall Street Journal in effect on the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable law. The parties acknowledge and agree that in no event shall a party be obligated to pay any fees under this Section 8.6, on more than one occasion.

Section 8.7  Amendment. At any time prior to the First Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Company Stockholder Approval or the Parent Stockholder Approval, by written agreement signed by each of the parties hereto, provided, however, that: (a) following the receipt of the Company Stockholder Approval, there shall be no amendment or supplement to the provisions of this Agreement which by law would require further approval by the holders of Company Capital Stock without such approval and (b) following the receipt of the Parent Stockholder Approval, there shall be no amendment or supplement to the provisions of this Agreement which by law would require further approval by the holders of Parent Common Stock without such approval.

Section 8.8  Extension; Waiver. At any time prior to the First Effective Time, Parent or Merger Subs, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Legal Requirements, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights.

ARTICLE IX

 GENERAL PROVISIONS

Section 9.1  Certain Interpretation. When a reference is made in this Agreement to an Annex, Exhibit or Schedule, such reference shall be to an Annex, Schedule or Exhibit to this Agreement unless otherwise indicated. When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” All references in this Agreement to “$” or dollars shall mean U.S. denominated dollars. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. “Extent” in the phrase “to the extent” shall mean the degree to which a subject or other item extends and shall not simply mean “if”. The word “or” is used in the inclusive sense of “and/or”. The meaning assigned to each term defined herein shall be equally applicable to both the singular and the plural forms of such term, and words denoting any gender shall include all genders. Where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. The table of contents and headings set forth in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. A reference to any party to this Agreement or any other agreement or document shall include such party’s successors and permitted assigns. The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

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Section 9.2  Assignment. This Agreement shall not be assigned by operation of law or otherwise, except that Parent may assign its rights and delegate its obligations hereunder to its Affiliates as long as Parent remains ultimately liable for all of Parent’s obligations hereunder.

Section 9.3  Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via email (with automated or personal acknowledgment of receipt) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice or, if specifically provided for elsewhere in this Agreement, by email):

(a) if to Parent, either of the Merger Subs or the Surviving LLC, to:

Crexendo, Inc.
1615 South 52nd Street
Tempe, AZ 85281
Attention: Jeffrey Korn, General Counsel
Email: jkorn@crexendo.com

with a copy (which shall not constitute notice) to:

Squire Patton Boggs (US) LLP
1 E. Washington St., Suite 2700
Phoenix, Arizona 85004
Attention: Matthew M. Holman, Esq.
Email: matthew.holman@squirepb.com

(b)          if to the Stockholder Representative, to:

David Wang
PO Box 8588
LA Jolla, CA 92038
Email: david@wangsfamily.net

with a copy (which shall not constitute notice) to:

Procopio, Cory, Hargreaves & Savitch LLP
525 B Street, Suite 2200
San Diego, California 92101
Attention: William W. Eigner, Esq.
Email: william.eigner@procopio.com

(c)          Prior to the Closing, if to the Company, to:

NetSapiens, Inc.

PO Box 8588
La Jolla, CA 92038
Attention: Anand Buch
Email: abuch@netsapiens.com

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with a copy (which shall not constitute notice) to:

Procopio, Cory, Hargreaves & Savitch LLP
525 B Street, Suite 2200
San Diego, California 92101
Attention: William W. Eigner, Esq.
Email: william.eigner@procopio.com

Any notice given as specified in this Section 9.3 (i) if delivered personally shall conclusively be deemed to have been give or served at the time of delivery (ii) if delivered by electronic mail shall conclusively be deemed to have been given effective upon actual receipt if during the recipient’s normal business hours, or at the beginning of the recipient’s next normal business day after receipt if not received during the recipient’s normal business hours, and (ii) if sent by commercial delivery service or mailed by registered or certified mail (return receipt requested) shall conclusively be deemed to have been received on the third Business Day after the post of the same. No notice to Parent, Merger Sub I, Merger Sub II, the Company or the Stockholder Representative shall be deemed given or received unless the entity noted “with a copy to” is simultaneously given notice in the same manner as any notice given to the Parent, Merger Sub I, Merger Sub II, the Company or the Stockholder Representative as the case may be; provided, however, that no notice to such party shall constitute notice to the Parent, Merger Sub I, Merger Sub II, the Company or the Stockholder Representative for purposes of this Section 9.3.

Section 9.4  Confidentiality. Each of the parties hereto hereby agrees that any information obtained pursuant to the negotiation and execution of this Agreement or the effectuation of the Transactions, shall be governed by the terms of the Mutual Confidentiality Agreement dated as of April 30, 2020 (as may be amended from time to time, the “Non-Disclosure Agreement”), between the Company and Parent, which will survive after the termination of this Agreement; provided, however, that notwithstanding any provision hereof to the contrary, the parties hereto agree and acknowledge that upon the Closing of the Transactions as set forth herein, the Nondisclosure Agreement shall be deemed terminated and be of no further force or effect. In this regard, the Company acknowledges that the common stock of Parent is publicly traded and that any information obtained during the course of its due diligence could be considered to be material non-public information within the meaning of federal and state securities laws. Accordingly, the Company acknowledges and agrees not to engage and will cause its representatives or any Equityholders having access to Parent’s material non-public information to engage in any discussions, correspondence or transactions in the securities of Parent in violation of applicable securities laws.

Section 9.5  Public Disclosure. Except as required by Legal Requirements, neither the Company nor any of its representatives nor Parent nor any of its representatives shall issue any statement or communication to any third party (other than its agents that are bound by confidentiality restrictions) regarding the subject matter of this Agreement or the Transactions, including, if applicable, the termination of this Agreement and the reasons therefor, without the consent of Parent, on the one hand, or the Stockholder Representative, on the other hand; provided, however, that the Equityholders which are private equity or venture capital firms and their Affiliates may disclose information regarding this Agreement and the Transactions to their current or prospective limited partners or investors or to the current or prospective limited partners or investors in any funds or investment vehicles managed by any Affiliates of such Equityholder that are subject to customary confidentiality restrictions. Notwithstanding the foregoing limitations, neither the Company, the Stockholder Representative nor any Equityholder will be required to keep confidential any information that (i) is known or available through other lawful sources not known by the Company, the Stockholder Representative or such Equityholder, as applicable, to be bound by a confidentiality agreement with Parent; (ii) is or becomes publicly known or generally known in the industry through no fault of the Company, the Stockholder Representative, or the Equityholders or their respective representatives; (iii) in connection with an Action under this Agreement or any Related Agreement (including in an indemnification claim or response to any summons, subpoena or other legal process or formal or informal investigative demand issued by or to the Shareholders in the course of any litigation, arbitration, mediation, investigation or administrative proceeding); (iv) relates to the Tax aspects and consequences of the transactions contemplated by this Agreement; (v) as part of a plan to announce the Transactions as agreed upon by the parties hereto; or (vi) to the extent that such disclosure or use is reasonably related to and required by an Equityholder’s performance of duties as a representative of (or as otherwise assigned to such Equityholder by) any of the Company, Parent, Surviving LLC or any of their respective Affiliates. Notwithstanding anything to the contrary herein, nothing in this Agreement shall restrict the Equityholders from disclosing any information about the Transactions, this Agreement and the Related Agreements to their representatives or family members.

Section 9.6  Entire Agreement. This Agreement, Annex A hereto, the Exhibits and Schedules hereto, the Disclosure Schedule, the Related Agreements, and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings both written and oral, including, without limitation, that certain Letter of Intent dated as of October 21, 2020, among the parties with respect to the subject matter hereof, and are not intended to confer upon any other person any rights or remedies hereunder.

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Section 9.7  No Third Party Beneficiaries. Nothing in this Agreement is intended to, or shall be construed to, confer upon any other person any rights or remedies hereunder, except for the Indemnified D&Os and D&O Indemnified Parties under Section 4.6 and the Indemnified Parties under Article VII.

Section 9.8  Specific Performance. The parties to this Agreement agree that in the event of any breach or threatened breach by the other party or parties hereto or any Equityholder of any covenant, obligation or other agreement set forth in this Agreement, each party and the Equityholders shall be entitled, without any proof of actual damages (and in addition to any other remedy that may be available to it by law or equity), to seek a decree or order of specific performance or mandamus to enforce the observance and performance of such covenant, obligation or other agreement and seek an injunction preventing or restraining such breach or threatened breach.

Section 9.9  Severability. In the event that any provision of this Agreement or the application thereof, becomes or is declared by a court of competent jurisdiction to be illegal, void or unenforceable, the remainder of this Agreement will continue in full force and effect and the application of such provision to other persons or circumstances will be interpreted so as reasonably to effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of such void or unenforceable provision.

Section 9.10  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 9.11  Exclusive Jurisdiction. Each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the Court of Chancery of the State of Delaware in connection with any matter based upon or arising out of this Agreement, the Mergers and the other Transactions or any other matters contemplated herein (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, any federal court within the State of Delaware). Each party agrees not to commence any legal proceedings related hereto except in such court (or, only if the Court of Chancery of the State of Delaware declines to accept jurisdiction over a particular matter, in any federal court within federal court within the State of Delaware). By execution and delivery of this Agreement, each party hereto and the Equityholders irrevocably and unconditionally submit to the exclusive jurisdiction of such courts and to the appellate courts therefrom solely for the purposes of disputes arising under the this Agreement and not as a general submission to such jurisdiction or with respect to any other dispute, matter or claim whatsoever. The parties hereto and the Equityholders irrevocably consent to the service of process out of any of the aforementioned courts in any such action or proceeding by the delivery of copies thereof by overnight courier to the address for such party to which notices are deliverable hereunder. Any such service of process shall be effective upon delivery. Nothing herein shall affect the right to serve process in any other manner permitted by applicable Legal Requirements. The parties hereto and the Equityholders hereby waive any right to stay or dismiss any action or proceeding under or in connection with this Agreement brought before the foregoing courts on the basis of (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason, or that it or any of its property is immune from the above-described legal process, or (b) that such action or proceeding is brought in an inconvenient forum, that venue for the action or proceeding is improper or that this Agreement may not be enforced in or by such courts.

Section 9.12  Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AND ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

Section 9.13  Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that all parties need not sign the same counterpart. The exchange of a fully executed Agreement (in counterparts or otherwise) by facsimile, electronic transmission in PDF or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com format shall be sufficient to bind the parties to the terms and conditions of this Agreement.

Section 9.14  Non-Recourse. All claims or causes of action (whether in contract or in tort, at law or in equity) that may be based upon, arise out of or relate to this Agreement or the Related Agreements, or the negotiation, execution or performance of this Agreement or the Related Agreements (including any representation or warranty made in or in connection with this Agreement or the Related Agreements or as an inducement to enter into this Agreement or the Related Agreements) may be made only against the entities that are expressly identified as parties hereto and thereto. Except to the extent named as a party to this Agreement or any Related Agreements (then only to the extent of the specific obligations of such parties set forth in this Agreement or such Related Agreements), no Affiliate of Parent (except the Merger Subs), the Stockholder Representative, the Equityholders or the Company shall have any liability (whether in contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or affiliates) for any obligations or liabilities arising under, in connection with or related to this Agreement or such other Related Agreement or any transactions contemplated hereby or thereby or for any claim based on, in respect of, or by reason of this Agreement or such other Related Agreement (as the case may be), the transactions contemplated hereby and thereby or the negotiation or execution hereof or thereof; and each party hereto waives and releases all such liabilities, claims and obligations against any Affiliate of the Company, the Equityholders, the Stockholder Representative or Parent (except for the Merger Subs). The Affiliates of the Company, the Equityholders, the Stockholder Representative and Parent are expressly intended as third party beneficiaries of this provision of this Section 9.14. For the avoidance of doubt, this Section 9.14 shall not limit any remedies available to any Person under the Non-Disclosure Agreement.

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Section 9.15  Attorney-Client Privilege. Each of the parties acknowledges and agrees, on its own behalf and on behalf of its Affiliates, that the Company is a client of Procopio, Cory, Hargreaves & Savitch LLP (“PCHS”) and that PCHS has represented the Company and/or one or more Equityholders in connection with this Agreement and the Transactions contemplated hereby. After the Closing, it is possible that PCHS will represent one or more of the Stockholder Representative and/or the Equityholders and/or the Equityholders’ Affiliates (individually and collectively, the “Seller Group”) in connection with a variety of matters, including matters adverse or potentially adverse to the interests of the Company, Surviving LLC, Parent or an Affiliate or direct or indirect equityholder of Parent. Each of the parties hereby agrees that PCHS (or any successor) may serve as counsel to all or a portion of the Seller Group in connection with any matter arising from or relating to this Agreement, any document, agreement or instrument entered into or delivered in connection herewith or the Transactions contemplated hereby and thereby after the date hereof. Each of the parties hereto consents to such representation, and waives any conflict of interest arising therefrom. Each of the parties acknowledges that such consent and waiver is voluntary, that it has been carefully considered, and that the parties have consulted with counsel in connection herewith. Notwithstanding the Mergers, Parent and the Merger Subs (including in the capacity as the Surviving Corporation and Surviving LLC) agree that they shall not have the right to assert the attorney/client privilege as to pre-Closing communications between any member of the Seller Group or the Company (for the Company, only with respect to pre-Closing communications), on one hand, and its counsel, PCHS, on the other hand, to the extent that the privileged communications relates in substantial part to this Agreement, the documents, instruments, or other deliverables contemplated hereby or delivered in connection herewith the Transactions contemplated hereby and thereby. The parties agree that only the Seller Group shall be entitled to assert such attorney/client privilege in connection with such communications following the Closing. Such privileged portions of the files generated and maintained by PCHS in connection with the representation by PCHS of the Company with respect to this Agreement, the documents, instruments, or other deliverables contemplated hereby or delivered in connection herewith, and the Transactions contemplated hereby and thereby shall remain the exclusive property of the Seller Group. Parent and the Merger Subs further acknowledge and agree that the Seller Group is not waiving, and will not be deemed to have waived or diminished, any of its attorney work product protections, attorney-client privileges or similar protections and privileges with respect to email that was sent to or received from (as applicable) PCHS, including all attachments to such sent or received emails solely in their capacity as attachments to such emails, stored in any digital format on any device at any location under the control of the Company or its successors. Notwithstanding the foregoing, in the event that a dispute arises between Parent, the Merger Subs, and the Company, on the one hand, and a Person other than a party to this Agreement or the Seller Group, on the other hand, after the Closing, the Surviving LLC may assert the attorney-client privilege to prevent disclosure to such third-party of confidential communications by PCHS to the Company.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, Parent, Merger Sub I, Merger Sub II, the Company and the Stockholder Representative have caused this Agreement to be executed as of the date first written above.
CREXENDO, INC.

By:      /s/ Steven G. Mihaylo
Name: Steven G. Mihaylo
Title: Chief Executive Officer

CREXENDO MERGER SUB, INC.

By:      /s/ Doug Gaylor
Name: Doug Gaylor
Title: President

CREXENDO MERGER SUB, LLC

By:      /s/ Doug Gaylor
Name: Doug Gaylor
Title: President

[Signature Page to the Merger Agreement]

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IN WITNESS WHEREOF, Parent, Merger Sub I, Merger Sub II, the Company and the Stockholder Representative have caused this Agreement to be executed as of the date first written above.

NETSAPIENS, INC.

By:      /s/ Anand Buch
Name: Anand Buch
Title: Chief Executive Officer

[Signature Page to the Merger Agreement]

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IN WITNESS WHEREOF, Parent, Merger Sub I, Merger Sub II, the Company and the Stockholder Representative have caused this Agreement to be executed as of the date first written above.

DAVID WANG,
solely in its capacity as the Stockholder Representative

By:      /s/ David Wang
David Wang

[Signature Page to the Merger Agreement]

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ANNEX A

CERTAIN DEFINED TERMS

“Accrued Employee Amounts” shall mean any line items listed on Schedule D.

“Acceptable Confidentiality Agreement” means a confidentiality agreement that is in a form reasonably acceptable to the Company and Parent, it being understood that such an agreement in substantially the form of the Non-Disclosure Agreement (in each case, except for such changes specifically necessary in order for the Company to be able to comply with its obligations under this Agreement and such non-material changes requested by the counterparty to ensure the confidentiality agreement is consistent with its organization’s customary policies, procedures and practices with respect to confidentiality agreements), or such an agreement which is no less restrictive than the Non-Disclosure Agreement, shall be considered a form acceptable to the Company and Parent.

 “Action” shall mean any action, suit, claim, complaint, litigation, investigation, audit, proceeding, arbitration or other similar dispute by or before a Governmental Entity.

“ADA” shall have the meaning assigned to it in Section 2.16(a).

“Adjustment Amount” shall mean an amount equal to the sum of (a) Net Working Capital minus Net Working Capital Target (which may be a positive or negative number), plus (b) Closing Cash minus Estimated Closing Cash.

 “Affiliate” of any Person shall mean another Person that directly or indirectly through one or more intermediaries controls, is controlled by or is under common control with, such first Person.

“Aggregate Closing Merger Consideration” shall mean (a) Aggregate Merger Consideration, plus (b) the Aggregate Exercise Price, minus (c) the Transaction Expenses, minus (d) Closing Indebtedness Paid-off Amount.

 “Aggregate Exercise Price” means the aggregate exercise price of all Participating Options, Cashed-Out Options, Assumed Options and Company Warrants.

 “Aggregate Merger Consideration” shall mean (a) Base Merger Consideration, plus (b) Net Working Capital minus Net Working Capital Target, plus (c) the Closing Cash.

 “Aggregate Value of Exchange Options” shall mean (a) the gross value of the Exchange Options, calculated as the product of the Exchange Options multiplied by the Parent Trading Price, minus (b) the aggregate exercise price of the Exchange Options, as set forth on the Spreadsheet.

“Agreement” shall have the meaning assigned to it in the preamble to the Recitals.

“Anti-Discrimination Laws” shall have the meaning assigned to it in Section 2.16(b).

“Acquisition Proposal” shall have the meaning assigned to it in Section 4.10.

“Assumed Option” shall have the meaning assigned to it in Section 1.6(c)(ii).

“Balance Sheet Date” shall have the meaning assigned to it in Section 2.6(a).

“Base Cash Merger Consideration” shall mean an amount of cash equal to $10,000,000.00.

“Base Merger Consideration” shall mean an amount equal to $50,000,001.00.

“Base Stock Merger Consideration” shall mean a number of shares of Parent Common Stock equal to the quotient of dividing $40,000,001.00 by the Parent Trading Price.

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“Behavioral Data” shall mean any behavioral, browsing, usage, purchase, interest-based, demographic or other information attributable to a Person.

“Books and Records” shall have the meaning assigned to it in Section 2.21.

“Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions located in Phoenix, Arizona are authorized or obligated by law or executive order to close.

“CARES Act” shall mean the Coronavirus Aid, Relief, and Economic Security Act (P.L. 116-136), enacted March 27, 2020.

“Cashed-Out Option” shall have the meaning assigned to it in Section 1.6(c)(iii).

“Certificate of Incorporation” shall have the meaning assigned to it in Section 2.1.

“Certificates of Merger” shall mean, collectively, the First Certificate of Merger and the Second Certificate of Merger.

“Charter Documents” shall have the meaning assigned to it in Section 2.1.

“Closing” shall have the meaning assigned to it in Section 1.2(a).

“Closing Cash” shall mean the aggregate amount (without duplication and which cannot be a negative number) of any unrestricted cash and cash equivalents of the Company and its Subsidiaries as of immediately prior to the First Effective Time, including all deposits in transit or amounts held for deposit that have not yet cleared, other wire transfers and drafts deposited or received and available for deposit but excluding outstanding checks or other negotiable instruments used like checks of the Company and its Subsidiaries including all deposits in transit or amounts held for deposit that have not yet cleared, other wire transfers and drafts deposited or received and available for deposit but excluding amounts subject to outstanding checks.

“Closing Cash Merger Consideration” shall mean the Base Cash Merger Consideration minus (a) the Transaction Expenses, (b) the Closing Indebtedness Paid-off Amount, (c) the cash payment for any fractional interest pursuant to Section 1.6(b)(ii), (d) the Special Indemnification Escrow Amount and (e) the PPP Loan Escrow Amount, as set forth on the Spreadsheet.

“Closing Date” shall have the meaning assigned to it in Section 1.2(a).

“Closing Financial Information” shall mean the Aggregate Merger Consideration, the Aggregate Closing Merger Consideration, the cash payment pursuant to Section 1.6(b)(ii), the Closing Indebtedness Paid-off Amount, the Transaction Expenses amount, the Stockholder Representative Expense Fund amount, the Closing Cash Merger Consideration and the Closing Stock Merger Consideration.

“Closing Indebtedness” shall mean the aggregate amount (without duplication) of all outstanding Indebtedness (including principal and accrued and unpaid interest) of the Company and its Subsidiaries as of immediately prior to the Closing, including any termination, pre-payment or balloon or similar penalties or premiums that are paid or become payable as a result of the full repayment and retirement of such Indebtedness immediately following the First Effective Time (including, for the avoidance of doubt, all outstanding convertible promissory notes that are not converted into shares of Company Capital Stock prior to the First Effective Time).

“Closing Indebtedness Paid-off Amount” shall have the meaning assigned to it in Section 1.8(a)(iv) and shall equal to Closing Indebtedness minus the PPP Loan Escrow Amount minus any amount due under the Telecom Investment Note that is paid off by the issuance of shares of Parent Common Stock at the Closing.

“Closing Stock Merger Consideration” shall mean the Base Stock Merger Consideration plus (a) the Net Working Capital minus Net Working Capital Target (which may be a positive or a negative number), plus (b) the Closing Cash, minus (c) the Aggregate Value of Exchange Options, minus (d) the Indemnity Escrow Amount, minus (e) the Purchase Price Adjustment Escrow Amount, as set forth on the Spreadsheet.

“Closing Statement Dispute Notice” shall have the meaning assigned to it in Section 1.9(d).

“COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

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“Company” shall have the meaning assigned to it in the Preamble to the Recitals.

“Company Acquisition Agreement” shall have the meaning assigned to it in Section 4.10(a).

“Company Adverse Recommendation Change” shall have the meaning assigned to it in Section 4.9(d).

“Company Authorizations” shall have the meaning assigned to it in Section 2.17.

“Company Capital Stock” shall mean the capital stock of the Company. As of the date of this Agreement and of the Closing, the only class of Company Capital Stock outstanding is Company Common Stock.

“Company Common Stock” shall mean the common stock of the Company, par value $0.001 per share.

“Company Contract” shall mean any Contract to which the Company or any of its Subsidiaries is or was a party or by which the Company or any of its Subsidiaries is or was bound.

“Company Convertible Notes” shall mean Indebtedness of the Company which is convertible into Company Capital Stock in accordance with its terms.

 “Company Employee Plan” shall mean any plan, program, policy, practice, Contract or other arrangement providing for compensation, severance, termination indemnity, change of control, termination pay, deferred compensation, profit sharing, performance awards, equity or equity-related awards, retirement benefits, welfare benefits, health benefits or medical, dental, vision, disability, accident or life insurance benefits, Code Section 125 pre-tax benefits, fringe benefits, perquisites or other employee benefits or remuneration of any kind, and any other plans, programs or arrangements similar to the foregoing, whether written, unwritten or otherwise, funded or unfunded, including each “employee benefit plan,” within the meaning of Section 3(3) of ERISA which is or has been maintained, sponsored, contributed to or required to be contributed to by the Company or any of its Subsidiaries for the benefit of any current or former Employee (or any dependent thereof), or with respect to which the Company or any of its Subsidiaries has or may have any liability or obligation.

“Company Health Plan” shall have the meaning assigned to it in Section 2.15(g).

“Company Indemnifying Party” and “Company Indemnifying Parties” shall have the meaning assigned to them in Section 7.2(a).

 “Company IP” shall mean any and all Intellectual Property Rights and Intellectual Property that are owned by, or purported to be owned by, the Company or any of its Subsidiaries.

“Company IP Contract” shall mean any Company Contract that contains any assignment or license of, or any covenant not to assert or enforce, any Company IP.

“Company IT Assets” shall have the meaning assigned to it in Section 2.13(k).

“Company Material Adverse Effect” shall mean any change, event, circumstance, condition or effect (regardless of whether or not such change, event, circumstance, condition or effect is inconsistent with the representations or warranties made by the Company in this Agreement) that, individually or in the aggregate, taking into account all other changes, events, circumstances, conditions or effects, has or would reasonably be likely to be materially adverse to the condition (financial or otherwise), properties, products, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of the Company and its Subsidiaries, taken as a whole, except to the extent that any such change, event, circumstance, condition or effect results from (i) the outbreak or escalation of war, hostilities or terrorist activities in any jurisdiction in which the Company and its Subsidiaries have material operations; (ii) changes in any applicable Legal Requirements or regulations or GAAP or other accounting standards (or the interpretation thereof) applicable to the Company or its Subsidiaries; (iii) changes or conditions affecting the industry or markets in which the Company have material operations; (iv) any earthquake, hurricane, tornado or other natural disaster or pandemic (including COVID-19) in any jurisdiction in which the Company and its Subsidiaries have material operations including any worsening thereof (including with respect to COVID-19); (v) conditions generally affecting the United States economy or credit, securities, currency, financial, banking or capital markets (including any disruption thereof and any decline in the price of any security or any market index) in the United States or elsewhere in the world; (vi) the taking of any action contemplated by this Agreement and the Related Agreements contemplated hereby, including the completion and announcement of the Transactions or any actions taken by Parent or Merger Subs following the execution and delivery of this Agreement or the Closing; and (vii) the taking of any action approved or consented to in writing by Parent; provided, however, that such changes in (i) — (v) do not have a disproportionate effect on the Company or its Subsidiaries (and, in which case, only the incremental disproportionate impact may be taken into account in determining whether there has been a Company Material Adverse Effect).

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“Company Options” shall mean all issued and outstanding options to purchase or otherwise acquire Company Common Stock (whether or not vested) held by any Person.

“Company Principal Stockholder” shall mean each of Anand Buch, David Wang, and Jim Murphy.

“Company Privacy Policy” shall mean each external, past or present privacy policy of the Company or any of its Subsidiaries.

“Company Private Data Processing Contract” shall mean any Company Contract that relates to the collection, use, disclosure, transfer, transmission, storage, hosting, disposal, retention, interception or other processing of Private Data.

“Company Product” shall mean each product (including software and databases) or service, licensed-out or sold by or on behalf of the Company or any of its Subsidiaries.

 “Company Site” means www.netsapiens.com.

“Company Software” shall mean any Software (including Software that is Company IP or Licensed IP), that is embedded in, or used in the delivery, hosting or distribution of, any Company Products, including any such Software that is used to collect, transfer, transmit, store, host or otherwise process Private Data.

“Company Stock Certificates” shall have the meaning assigned to it in Section 1.8(c).

“Company Stockholder Approval” shall the meaning assigned to it in Section 2.2.

“Company Warrants” shall mean all issued and outstanding warrants to purchase or otherwise acquire Company Common Stock held by any Person.

“Conflict” shall have the meaning assigned to it in Section 2.3.

“Contract” shall mean any contract, statement of work, mortgage, indenture, lease, license, covenant, plan, insurance policy or other agreement, instrument, arrangement, understanding or commitment, permit, concession, franchise, license or obligation, whether written or oral.

“Contributing Equityholders” shall have the meaning assigned to it in Section 1.6(g).

“COVID-19” shall mean SARS-CoV-2 or COVID-19, and any natural evolutions thereof or related or associated epidemics, pandemics or disease outbreaks thereof.

“COVID-19 Measures” shall mean any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester or any other Legal Requirement, Order or directive by any Governmental Entity in connection with or in response to COVID-19, including the CARES Act.

“Current Balance Sheet” shall have the meaning assigned to it in Section 2.6(a).

“D&O Policy” shall have the meaning assigned to it in Section 4.6.

“Delaware Law” shall mean the General Corporation Law of the State of Delaware.

“Designated Accounting Firm” shall mean Moss Adams LLP, or if Moss Adams LLP is unavailable, an independent certified public accounting firm of nationally recognized standing to be mutually agreed by the parties.

“Determination Time” shall mean 12:01 a.m. Pacific Time on the Closing Date.

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“Disclosure Schedule” shall have the meaning assigned to it in the preamble to Article II.

“Disclosure Updates” shall have the meaning assigned to it in Section 4.9(c)(ii).

“DOL” shall mean the United States Department of Labor.

 “End Date” shall have the meaning assigned to it in Section 8.2(a).

“Employee” shall mean any employee of the Company or any of its Subsidiaries.

“Employee Optionholders” shall have the meaning assigned to it in Section 1.8(b)(i).

“Enforceability Limitations” shall have the meaning assigned to it in Section 2.1.

“Environmental Laws” shall mean any applicable law of, and any Order or binding agreement with, any Governmental Entity: (a) regulating pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) regulating the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Substances. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state analogs): the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et seq.; the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et seq.; and the Occupational Safety and Health Act of 1970, as amended, 29 U.S.C. §§ 651 et seq.

“Equityholder” shall mean any holder of Company Capital Stock, Company Options or Company Warrants, in each case, as of immediately prior to the First Effective Time.

“Equityholder Indemnified Party” and “Equityholder Indemnified Parties” shall have the meaning assigned to them in Section 7.2(b).

“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.

“Escrow Agent” means Western Alliance Bank.

“Escrow Agreement” shall have the meaning assigned to it in Section 1.6(e).

“Escrow Agreements” shall mean each of the Escrow Agreement and the PPP Escrow Agreement.

“Escrow Cash” shall mean the amount of cash deposited in the PPP Loan Escrow Fund and the Special Indemnification Escrow Fund pursuant to Section 1.6(e) at the Closing.

“Escrow Fund” shall mean each of the Indemnity Escrow Fund, the Purchase Price Adjustment Escrow Fund, the Special Indemnification Escrow Fund or the PPP Loan Escrow Fund.

“Escrow Pro Rata Portion” shall mean with respect to each Contributing Equityholder
(other than holders of Cancelled Shares solely in their capacities as such), an amount equal to the quotient obtained by dividing (x) the portion of the Aggregate Closing Merger Consideration received by such holder in respect of the shares of Company Capital Stock owned by such holder owned by such holder, as applicable (including cash withheld in respect of Taxes), as of immediately prior to the First Effective Time, by (y) the portion of the Aggregate Closing Merger Consideration received by all Contributing Equityholders (including cash withheld in respect of Taxes), as set forth on the Spreadsheet.

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“Estimated Losses” shall have the meaning assigned to it in Section 4.9(c)(iii).

“Estimated Closing Statement” shall have the meaning assigned to it in Section 1.9(a).

“Estimated Closing Cash” shall have the meaning assigned to it in Section 1.9(a), which cannot be a negative number.

“Escrow Shares” shall mean the shares of Parent Common Stock deposited in the Indemnity Escrow Fund and the Purchase Price Adjustment Escrow Fund pursuant to Section 1.6(e) at the Closing.

 “Estimated Net Working Capital” shall have the meaning assigned to it in Section 1.9(a).

“Evidence of Company Actions Taken Regarding Company Options and Company Warrants” shall have the meaning assigned to it in Section 1.6(c)(v).

“Expense Reimbursement” shall mean the total actual third-party expenses incurred by Parent or the Company, as the case may be, to effect the Mergers from the date when the parties entered into a non-binding letter of intent regarding the Mergers to the termination.

“Excess Amount” shall have the meaning assigned to it in Section 1.9(d).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Documents” shall have the meaning assigned to it in Section 1.8(c).

“Exchange Options” shall mean options to purchase Parent Common Stock issued under Parent’s equity incentive plans and pursuant to Section 1.6(c)(ii).

“Exchange Ratio” shall mean the quotient obtained by dividing (a) the Gross Per Share Merger Consideration by (b) the Parent Trading Price.

“Expiration Date” shall have the meaning assigned to it in Section 7.1.

“Export Approvals” shall have the meaning assigned to it in Section 2.20(b).

“FCPA” shall have the meaning assigned to it in Section 2.20(c).

“FEHA” shall have the meaning assigned to it in Section 2.16(a).

“FFCRA” shall have the meaning assigned to it in Section 2.16(a).

“Final Closing Statement” shall have the meaning assigned to it in Section 1.9(c).

“Financials” shall have the meaning assigned to it in Section 2.6(a).

“First Certificate of Merger” shall mean a certificate of merger in substantially the form attached hereto as Exhibit B-1.

“First Effective Time” shall have the meaning assigned to it in Section 1.2(b).

“First Merger” shall have the meaning assigned to it in the Recitals.

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“Fraud” shall mean (i) with respect to the Company, the actual fraud perpetrated by the executive officers of the Company (Anand Buch, David Wang, and/or Jim Murphy) with the intent to deceive Parent in connection with the Transaction that is relied upon by Parent to its detriment; and (ii) with respect to the Parent or Merger Subs, the actual fraud perpetrated by the executive officers of Parent (Steven Mihaylo, Doug Gaylor, and Ron Vincent) with the intent to deceive the Company or the Equityholders in connection with the Transaction that is relied upon by the Company or the Equityholders to their detriment.

“Fundamental Representations” shall mean representations and warranties of the Company set forth in Section 2.1(a) (Organization and Good Standing), Section 2.2 (Authority and Enforceability), Section 2.5(a) (Company Capital Structure), Section 2.6(a) (Company Subsidiaries), Section 2.10 (Taxes), and the first sentence of Section 2.23 (Brokers’ Fees).

“GAAP” shall mean United States generally accepted accounting principles, consistently applied.

“GDPR” shall have the meaning assigned to it in Section 2.13(t).

“Governmental Entity” shall mean any court, administrative agency, entity or commission or other federal, state, county, local, regional or other foreign governmental authority, instrumentality, agency, entity or commission.

“Gross Per Share Merger Consideration” shall mean the quotient equal to dividing (x) the Aggregate Closing Merger Consideration (calculated on an estimated basis at the Closing and not subject to adjustment pursuant to Section 1.9), by (y) the sum of (A) the aggregate number of shares of Company Common Stock outstanding immediately prior to the First Effective Time (other than the Cancelled Shares), and (B) the aggregate number of shares of Company Common Stock issuable upon the exercise in full of all Participating Options, Cashed-Out Options, Assumed Options and Cashed-Out Warrants outstanding immediately prior to the First Effective Time, as set forth on the Spreadsheet.

 “Harmful Code” shall have the meaning assigned to it in Section 2.13(j).

“Hazardous Substances” shall mean: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, and polychlorinated biphenyls.

“HCERA” shall have the meaning assigned to it in Section 2.15(g).

“Healthcare Reform Laws” shall have the meaning assigned to it in Section 2.15(g).

“HIPAA” shall mean the Health Insurance Portability and Accountability Act of 1996, as amended.

 “Indebtedness” of any Person shall mean, without duplication: (i) all liabilities of such Person for borrowed money, whether current or funded, secured or unsecured, all obligations evidenced by bonds, debentures, notes or similar instruments, and all liabilities in respect of mandatorily redeemable or purchasable share capital or securities convertible into share capital; (ii) all liabilities of such Person for the deferred purchase price of property or services, which are required to be classified and accounted for under GAAP as liabilities, other than customary trade payables or accrued expenses; (iii) all liabilities of such Person in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which are, and to the extent, required to be classified and accounted for under GAAP as capital leases; (iv) all liabilities of such Person evidenced by any letter of credit or similar credit transaction entered into for the purpose of securing any lease deposit; (v) all obligations of the Company under any interest rate swap agreement, forward rate agreement, interest rate cap or collar agreement or other financial agreement or arrangement entered into for the purpose of limiting or managing interest rate risks; (vi) with respect to the Company, all liabilities arising out of Contracts with or any payables owed to Interested Parties or Affiliates of Interested Parties (other than resulting from ordinary course arm’s-length transactions with portfolio companies of the Stockholders); (vii) any unpaid Accrued Employee Amounts; (viii) all liabilities of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance or similar credit transaction securing obligations of a type described in clauses (i) through (vii) above to the extent drawn; (ix) all guarantees by such Person of any liabilities of a third party of a nature similar to the types of liabilities described in clauses (i) through (viii) above, to the extent of the obligation guaranteed or secured by a Lien on the assets of such Person, and (x) all interest, fees, prepayment premiums and other expenses owed with respect to the indebtedness referred to in clauses (i) through (ix) above; provided, however, deferred revenue, Taxes and Transaction Expenses and any items included in the calculation of Net Working Capital shall be excluded from the definition of Indebtedness.

“Indemnification Claim Notice” shall have the meaning assigned to it in Section 7.4(a).

“Indemnification Claim Objection Notice” shall have the meaning assigned to it in Section 7.4(b).

“Indemnified D&O” shall mean each Person who is or was covered by any of the Company’s or any of its Subsidiaries’ employees’, fiduciaries’, trustees’, directors’ and officers’ liability insurance policies as of or any time prior to the First Effective Time.

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“Indemnified Party” and “Indemnified Parties” shall mean the Parent Indemnified Parties and Equityholder Indemnified Parties.

“Indemnifying Party” and “Indemnifying Parties” shall mean the Company Indemnifying Parties and the Parent Indemnifying Parties.

“Indemnity Escrow Amount” shall mean 40,388 shares of Parent Common Stock.

“Indemnity Escrow Fund” shall have the meaning assigned to it in Section 1.6(e)(i).

“Insurance Policies” shall have the meaning assigned to it in Section 2.18.

“Intellectual Property” shall mean algorithms, APIs, data, databases, data collections, diagrams, formulae, inventions (whether or not patentable), know-how, logos, designs, marks (including brand names, product names, logos, and slogans), methods, network configurations and architectures, processes, proprietary information, protocols, schematics, specifications, Software, Software code (in any form, including source code and executable or object code), subroutines, techniques, user interfaces, URLs, web sites, works of authorship (including written, audio and visual materials), business or technical information (including technical data, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), all other forms of technology (whether or not embodied in any tangible form and including all tangible embodiments of the foregoing), and other such items for which Intellectual Property Rights may be secured, including any documents or other tangible media containing any of the foregoing.

“Intellectual Property Rights” shall mean all rights of the following types, which may exist or be created under the laws of any jurisdiction in the world: (i) rights associated with works of authorship, including exclusive exploitation rights, copyrights and moral rights; (ii) trademark, service mark, business name, brand name, domain name and trade name rights and similar rights; (iii) trade secret rights; (iv) patents, patent applications, utility models, design rights, and all related patent rights; (v) other proprietary rights in Intellectual Property; (vi) rights in or relating to applications, registrations, renewals, extensions, combinations, revisions, divisions, continuations, continuations-in-part and reissues of, and applications for, any of the rights referred to in clauses (i) through (v) above; and (vii) all causes of action and rights to sue or seek other remedies arising from or relating to the foregoing, including for any past or ongoing infringement, misuse or misappropriation.

“Interested Party” shall have the meaning assigned to it in Section 2.21.

“Interim Financials” shall have the meaning assigned to it in Section 2.6(a).

“Interim Disclosure Update” shall have the meaning assigned to it in Section 4.9(c)(i).

 “In-the-Money” shall mean a Company Option or Company Warrant, as applicable, that is not Out-of-Money.

“IRS” shall mean the United States Internal Revenue Service.

“Joinder Agreements” shall mean the joinder agreements, in substantially the form attached hereto as Exhibit E.

“Key Employees” shall mean each of the individuals listed on Schedule A.

“Key Employee Employment Agreements” shall mean the employment agreements executed and delivered by each Key Employee in substantially the form attached hereto as Exhibit C.

“Knowledge” or “Known” shall mean, with respect to the Company, the actual knowledge of any of the individuals identified on Schedule B without independent investigation, none of whom, for the sake of clarity and avoidance of doubt, shall have any personal liability or obligations regarding such knowledge (other than with respect to such person’s capacity as an Indemnifying Party as set forth in Article VII, severally, and not jointly, with the other Indemnifying Parties).

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“Lease Agreements” shall have the meaning assigned to it in Section 2.11.

“Leased Real Property” shall have the meaning assigned to it in Section 2.11.

“Legal Requirement” shall mean any applicable U.S. or non-U.S. federal, state, local or other constitution, law, treaty, directive, statute, ordinance, rule, regulation, or principle of common law, or any Order, in any case issued, enacted, adopted, promulgated, implemented or otherwise put into legal effect by or under the authority of any Governmental Entity.

“Licensed IP” shall mean all Intellectual Property Rights and Intellectual Property used, practiced or held for use or practice in the conduct of the business of the Company or any of its Subsidiaries as currently conducted or as currently proposed to be conducted, in each case that are not owned by, or purported to be owned or by, the Company or any of its Subsidiaries.

“Licensed IP Contract” shall mean any Company Contract pursuant to which the Company or any of its Subsidiaries is granted a license, covenant not to sue, or other rights with respect to Licensed IP.

“Lien” shall mean any lien, pledge, charge, claim, mortgage, assessment, claims, hypothecation, infringement, deed of trust, lease, option, right of first refusal, easement, right of way, security interest, preemptive right, covenant, exclusive license, servitude, transfer restriction or other encumbrance of any kind or character whatsoever.

“Listed Customers” shall have the meaning assigned to them in Section 4.1(a).

“Loss” and “Losses” shall have the meaning assigned to them in Section 7.2(a).

“Made Available” shall mean that the Company has posted such materials to the virtual data room hosted by SecureDocs and made available to Parent and its representatives during the negotiation of this Agreement, but only if so posted and made available at least one (1) Business Day prior to the date of this Agreement.

“Material Contracts” shall have the meaning assigned to it in Section 2.13(a).

“Merger Sub I” shall have the meaning assigned to it in the preamble to the Recitals.

“Merger Sub II” shall have the meaning assigned to it in the preamble to the Recitals.

“Merger Subs” shall have the meaning assigned to it in the preamble to the Recitals.

“Mergers” shall have the meaning assigned to it in the Recitals.

“NetSapiens Board Designee” shall have the meaning assigned to it in Section 4.11(a).

“Net Working Capital” shall mean (i) current assets (other than Closing Cash) minus (ii) current liabilities determined in accordance with GAAP (applying, for the avoidance of doubt, ASC 605), as set forth on Schedule C, and in each case calculated in a manner consistent with the Example Statement of Working Capital in Schedule C, and excluding the line items which are identified in Schedule C as being excluded from “Net Working Capital”.

 “Net Working Capital Target” shall mean $911,000.

 “Non-Disclosure Agreement” shall have the meaning assigned to it in Section 9.4.

“Open Source Software” shall mean any item of Company Software that is subject to any version of the GNU General Public License, the Affero General Public License, the GNU Lesser General Public License, the Eclipse Public License, the Common Public License, the Mozilla Public License, or any other license identified as an open source license by the Open Source Initiative (www.opensource.org).

“Order” shall mean any order, judgment, injunction, ruling, edict, or other decree, whether temporary, preliminary or permanent, enacted, issued, promulgated, enforced or entered by any Governmental Entity.

“Original Disclosure Update” shall have the meaning assigned to it in Section 4.9(c)(ii).

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“Out-of-Money” shall mean a Company Option or Company Warrant, as applicable, having an exercise price in excess of the Gross Per Share Merger Consideration.

“Outstanding Indemnity Claims” shall have the meaning assigned to it in Section 7.2(g).

“Outstanding Indemnity Claims Amount” shall have the meaning assigned to it in Section 7.2(g).

“Parent” shall have the meaning assigned to it in the preamble to the Recitals.

“Parent Closing Statement” shall have the meaning assigned to it in Section 1.9(b).

“Parent Common Stock” shall mean shares of the common stock, par value $0.001 per share, of Parent.

“Parent Fundamental Representations” shall mean Section 3.1 (Organization and Standing), Section 3.2 (Authority and Enforceability), Section 3.7 (Total Stock Consideration), Section 3.8 (Parent Broker’s Fees), Section 3.10 (Taxes), and Section 3.13 (No Other Representations; Non-Reliance).

“Parent Indemnified Party” and “Parent Indemnified Parties” shall have the meaning assigned to them in Section 7.2(a).

“Parent Indemnifying Party” and “Parent Indemnifying Parties” shall have the meaning assigned to them in Section 7.2(b).

“Parent Majority Stockholder” shall mean Steven G. Mihaylo.

“Parent Majority Stockholder Voting and Support Agreement” shall have the meaning assigned to it in the Recitals.

“Parent Material Adverse Effect” shall mean any change, event, circumstance, condition or effect (regardless of whether or not such change, event, circumstance, condition or effect is inconsistent with the representations or warranties made by Parent in this Agreement) that, individually or in the aggregate, taking into account all other changes, events, circumstances, conditions or effects, has or would reasonably be likely to be materially adverse to the condition (financial or otherwise), properties, products, assets (including intangible assets), liabilities, business, operations, results of operations or prospects of Parent and its Subsidiaries, taken as a whole, except to the extent that any such change, event, circumstance, condition or effect results from (i) the outbreak or escalation of war, hostilities or terrorist activities in any jurisdiction in which Parent and its Subsidiaries have material operations; (ii) changes in any applicable laws or regulations or GAAP or other accounting standards (or the interpretation thereof) applicable to Parent or its Subsidiaries; (iii) changes or conditions affecting the industry or markets in which Parent have material operations; (iv) any earthquake, hurricane, tornado or other natural disaster or pandemic (including COVID-19) in any jurisdiction in which Parent and its Subsidiaries have material operations including any worsening thereof (including with respect to COVID-19); (v) conditions generally affecting the United States economy or credit, securities, currency, financial, banking or capital markets (including any disruption thereof and any decline in the price of any security or any market index) in the United States or elsewhere in the world; (vi) the taking of any action contemplated by this Agreement and the Related Agreements contemplated hereby, including the completion and announcement of the Transactions or any actions taken by the Company following the execution and delivery of this Agreement or the Closing; and (vii) the taking of any action approved or consented to in writing by the Company; provided, however, that such changes in (i) – (v) do not have a disproportionate effect on Parent or its Subsidiaries (and, in which case, only the incremental disproportionate impact may be taken into account in determining whether there has been a Parent Material Adverse Effect).

“Parent Proposals” shall the meaning assigned to it in Section 5.13(a)

“Parent SEC Documents” shall have the meaning assigned to it in Section 3.6(a).

“Parent Stock Issuance” shall have the meaning assigned to it in the Recitals.

“Parent Stockholder Approval” shall the meaning assigned to it in Section 5.1.

“Parent Stockholder Meeting” shall the meaning assigned to it in Section 5.13(a).

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“Parent Trading Price” shall mean an amount equal to $6.19 (as adjusted to appropriately reflect any stock split, reverse stock split, stock dividend, reorganization, reclassification, combination, recapitalization or other like change with respect to Parent Common Stock occurring after the date of this Agreement).

“Participating Equityholder” shall mean any holder of Company Capital Stock, Participating Option, Cashed-Out Options and Cashed-Out Warrants, in each case, as of immediately prior to the First Effective Time, as set forth on the Spreadsheet.

“Participating Option” shall have the meaning assigned to it in Section 1.6(c)(i).

“Paying Agent” shall mean Western Alliance Bank.

“Payoff Amount” shall have the meaning assigned to it in Section 4.3(a)

“Payoff Letter” shall have the meaning assigned to it in Section 4.3(a).

“PCHS” shall have the meaning assigned to it in Section 9.15.

“Pension Plan” shall mean each Company Employee Plan that is an “employee pension benefit plan,” within the meaning of Section 3(2) of ERISA.

“Permits” shall have the meaning assigned to it in Section 2.25.

“Permitted Liens” means (i) lessor’s, mechanic’s, materialmen’s, carriers’, repairers’ and other Liens arising or incurred in the ordinary course of business for amounts that are not yet delinquent or are being contested in good faith, as well as bank Liens arising under banks’ standard terms and conditions, (ii) Liens for Taxes, assessments or other governmental charges not yet due and payable as of the Closing Date or which are being contested in good faith by appropriate proceedings (provided that in each case, a reserve is established therefor as required by GAAP), (iii) encumbrances and restrictions on real property (including easements, covenants, rights of way and similar restrictions of record) that do not materially interfere with the Company’s and its Subsidiaries’ present uses or occupancy of such real property, (iv) Liens securing the obligations of the Company and its Subsidiaries under the Closing Indebtedness, (v) Liens which would not be material to the Company and its Subsidiaries, (vi) zoning, building codes and other land use laws regulating the use or occupancy of real property or the activities conducted thereon which are imposed by any Governmental Entity having jurisdiction over such real property and which are not violated by the current use or occupancy of such real property or the operation of the businesses of the Company and its Subsidiaries, (vii) non-exclusive licenses of Intellectual Property Rights granted arising in the ordinary course of business, (viii) statutory or common law liens to secure obligations to landlords, lessors or rents under leases or rental agreements, and (ix) pledges, deposits or other Liens securing the performance of bids, trade contracts, leases or statutory obligations (including workers’ compensation, unemployment insurance, other social security legislation or similar programs mandated by Laws) arising or incurred in the ordinary course of business consistent with past practice or amounts that are not delinquent and which are not, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

“Person” shall mean an individual or entity, including a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a Governmental Entity (or any department, agency, or political subdivision thereof).

“Personal Data” shall mean, in addition to all information defined or described by the Company as “personal information,” “personally identifiable information,” “PII,” or using any similar term in any Company privacy policy or other public-facing statement: (i) a natural person’s name, street address, telephone number, e-mail address, photograph, social security number or tax identification number, driver’s license number, passport number, credit card number, bank information, or customer or account number, biometric identifiers, or any other piece of information that reasonably allows for the identification or location of, or contact with, a natural person (and for greater certainty includes all such information with respect to employees); (ii) any other information defined as “personal data”, “personally identifiable information”, “individually identifiable health information,” “protected health information,” or “personal information” under any Legal Requirement; and (iii) any information that is associated, directly or indirectly (by, for example, records linked via unique keys), with any of the foregoing.

“Plan” shall mean the Company’s 2016 Equity Incentive Plan.

“PPACA” shall have the meaning assigned to it in Section 2.15(g).

“PPP Escrow Agreement” shall have the meaning assigned to it in Section 1.6(f).

“PPP Forgiveness Date” shall mean the date the PPP Loan Escrow Amount is completely forgiven, as finally determined by the applicable Governmental Entity.

“PPP Lender” means Pacific Mercantile Bank.

“PPP Loan” shall mean the Note, dated April 16, 2020, between the Company and Pacific Mercantile Bank.

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“PPP Loan Escrow Amount” shall mean that certain amount required to be placed in an account controlled by the PPP Lender pursuant to that certain SBA Procedural Notice Control Number 5000-20057 (the “Notice”) for the purpose of rendering unnecessary the consent of the U.S. Small Business Administration to the Transaction, as set forth in the Notice, the amount shall include the entire unpaid principal amount of the PPP Loan as of the Closing Date and all interest accrued through the maturity of the PPP Loan.

“PPP Loan Escrow Fund” shall have the meaning assigned to it in Section 1.6(e)(iii).

“Pre-Closing Period” shall have the meaning assigned to it in Section 4.8.

“Pre-Closing Tax Contest” shall have the meaning assigned to it in Section 6.3.

“Pre-Closing Tax Period” shall mean any taxable period or portion thereof ending on or before the Closing Date.

“Pre-Closing Taxes” shall mean, without duplication (i) any Taxes of the Company or any of its Subsidiaries attributable or allocable to any Pre-Closing Tax Period, provided that amounts described in this definition shall be determined by treating any advance payments, deferred revenues or other prepaid amounts received or arising in any Pre-Closing Tax Period as subject to Tax in such period regardless of when actually recognized for income Tax purposes, unless previously recognized for income Tax purposes on or before the Closing Date, (ii) any Taxes of the Stockholders or other equity holders of the Company attributable or allocable to any Pre-Closing Tax Period for which the Company or any of its Subsidiaries is liable, whether by reason of any requirement to withhold or otherwise, (iii) any Taxes of the Company or any of its Subsidiaries arising as a result of the Company or any of its Subsidiaries being (or ceasing to be), on or prior to the Closing Date, a member of an affiliated, combined, consolidated or unified group pursuant to Treasury Regulations Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), as transferee or successor to the extent relating to transactions or events occurring prior to Closing, or by Contract entered into prior to the Closing (other than any Contract (A) between or among the Company and any of its Subsidiaries or (B) entered into in the ordinary course of business the primary subject matter of which is not Taxes) and (iv) the share of any Transfer Taxes borne by the Stockholders under the terms of Section 6.7 and all Taxes deferred under the CARES Act; provided, however, that Pre-Closing Taxes shall not include any amount of Taxes to the extent that such amount was taken into account in the computation of Net Working Capital or Closing Indebtedness or otherwise as a component of the Adjustment Amount.

 “Privacy Legal Requirement” shall mean any and all applicable Legal Requirements, industry standards of any industry organization of or in which the Company or any of its Subsidiaries is a member or otherwise participates, and any and all contractual and other obligations legally binding upon the Company or any of the Subsidiaries, in each case concerning the collection, use, storage or handling of Personal Data, Tracking Data, email communications or mobile communications, including, to the extent applicable, (i) Legal Requirements relating to the collection, storage, processing, use, transfer or deletion of Personal Data or Tracking Data (ii) Legal Requirements relating to electronic and mobile communications, text messages, marketing or advertising materials, including anti-SPAM , unsolicited advertising or communications Laws, and Laws regarding the “right to be forgotten”, (iii) Laws relating to use of any Credentials; and (iv) the Canada Personal Information Protection and Electronic Documents Act (PIPEDA), the United Kingdom Data Protection Act, the Health Insurance Portability and Accountability Act (HIPAA), the Australian Privacy Principals, the European Union Data Protection Directive and all implementing regulations, the European Union General Data Protection Regulation (GDPR), the EU Directive on Electronic Communications Networks and Services, the Privacy and Electronic Communications Directive 2002/58/EC (ePrivacy) (as amended) and all implementing regulations, the Children’s Online Privacy Protection Act (COPPA), the Computer Fraud and Abuse Act (CFAA), the California Consumer Privacy Act of 2018 (CCPA), the California Computer Crime Law (CCCL), California Penal Code Sec. 502, California Invasion of Privacy Act, California Penal Code Sec. 630 et seq., Fair Credit Reporting Act (FCRA), California Consumer Legal Remedies Act (CLRA), California Civil Code Sec. 1750 et seq., Unfair Competition Law, California Business and Professions Code Sec. 17200 et seq., Fair and Accurate Credit Transactions Act (FACTA), Gramm-Leach-Bliley Act (GLBA), Dodd-Frank Wall Street Reform and Consumer Protection Act, Payment Card Industry (PCI) Data Security Standards, and the Telephone Consumer Protection Act (TCPA).

“Private Data” shall mean Behavioral Data and Personal Data.

 “Pro Rata Portion” shall mean with respect to each Participating Equityholder (other than holders of Cancelled Shares solely in their capacities as such), an amount equal to the quotient obtained by dividing (x) the portion of the Aggregate Closing Merger Consideration received by such holder in respect of the shares of Company Capital Stock owned by such holder or underlying the Participating Options, Cashed-Out Options or Cashed-Out Warrants, as applicable (including cash withheld in respect of Taxes), as of immediately prior to the First Effective Time, by (y) the portion of the Aggregate Closing Merger Consideration received by all Participating Equityholders (including cash withheld in respect of Taxes), as set forth on the Spreadsheet.

“Proxy Statement” shall have the meaning assigned to it in Section 4.13(a).

“Purchase Price Adjustment Escrow Amount” shall mean 16,155 shares of Parent Common Stock.

“Purchase Price Adjustment Escrow Fund” shall have the meaning assigned to it in Section 1.6(e)(iii).

“R&W Insurance Policy” shall mean that certain representation and warranty insurance policy to be issued by Dual Transactional Risk to Parent for the benefit of Parent obtained in connection with this Agreement on terms and conditions reasonably satisfactory to Parent and the Stockholder Representative and with a policy limit up to $5,000,000, in substantially the form attached hereto as Exhibit H.

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“Registered IP” shall mean all Intellectual Property Rights that are registered, filed, or issued under the authority of, with or by any Governmental Entity, including all patents, registered copyrights, and registered trademarks, and domain names, and all applications for any of the foregoing.

“Regulation D” shall mean Regulation D promulgated under the Securities Act.

“Related Agreements” shall mean the Joinder Agreements, the Key Employee Employment Agreements, the Voting Agreement, the Parent Majority Stockholder Voting and Support Agreement, the Company Principal Stockholders Voting and Support Agreement, the Paying Agent Agreement, the Escrow Agreements, the Letters of Transmittal and all other agreements and certificates entered into by the Company or any of the Equityholders in connection with the Transactions.

“Sales Taxes” shall have the meaning assigned to it in Section 2.10(e).

“SEC” shall mean the United States Securities and Exchange Commission.

“Second Certificate of Merger” shall a certificate of merger in substantially the form attached hereto as Exhibit B-2.

“Second Effective Time” shall have the meaning assigned to it in Section 1.2(c).

“Second Merger” shall have the meaning assigned to it in the Recitals.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Shortfall Amount” shall have the meaning assigned to it in Section 1.9(e).

“Shortfall Amount Shares” shall have the meaning assigned to it in Section 1.9(e).

“Software” means computer software and databases, together with, as applicable, object code, source code, firmware, files, development tools, and embedded versions thereof, and documentation related thereto.

“Special Indemnification Escrow Amount” shall mean $850,000.

 “Special Indemnification Escrow Fund” shall have the meaning assigned to it in Section 1.6(e)(iii).

 “Special Indemnification Matter” shall have the meaning assigned to it in Section 7.2(a)(D).

“Special Indemnification Matter Deductible” shall have the meaning assigned to it in Section 7.3(a)(ii).

“Special Indemnification Matter Expiration Date” shall mean the date that is the earlier of (i) thirty-six (36) months after the Closing Date and (ii) the date on which the Special Indemnification Matter has been fully and finally resolved; provided, however, that notwithstanding the foregoing, the parties hereto agree that on each of the twelve (12)-month and twenty-four (24) month anniversaries of the Closing Date, the Parent and the Stockholder Representative shall meet and confer and make a good faith effort to agree upon a reasonable reduction to the Special Indemnification Matter Escrow Fund based upon the remaining estimated Losses with respect to the Special Indemnification Matter.

“Spreadsheet” shall have the meaning assigned to it in Section 4.5.

“Standard Form IP Contract” shall mean each standard form of Company IP Contract only when used by the Company or any of its Subsidiaries at any time without material modification, including such standard form of the following types of agreements, to the extent the Company or any of its Subsidiaries actually utilizes such a standard form in the conduct of its business: (i) license and/or service agreement; (ii) development agreement; (iii) distributor, reseller or affiliate agreement; (iv) employee agreement containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; (v) professional services, outsourced development, consulting, or independent contractor agreement containing any assignment or license of Intellectual Property or Intellectual Property Rights or any confidentiality provision; and (vi) confidentiality or nondisclosure agreement.

“Standards Organizations” shall have the meaning assigned to it in Section 2.13(b)(ix).

“Statement of Expenses” shall have the meaning assigned to it in Section 4.4(b).

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“Stockholder” shall mean any holder of any Company Capital Stock as of immediately prior to the First Effective Time.

“Stockholder Notice” shall have the meaning assigned to it in the Recitals.

“Stockholder Representative” shall have the meaning assigned to it in the preamble to the Recitals.

“Stockholder Representative Expense Fund” shall mean an amount of Stockholder Representative Expenses Fund in cash to be deposited in an account designated by the Stockholder Representative to be held and used by the Stockholder Representative in accordance with Section 7.6.

“Stockholder Representative Expenses” shall have the meaning assigned to it in Section 7.6(c).

“Straddle Period” shall mean any taxable period beginning on or before the Closing Date and ending after the Closing Date.

“Subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, partnership, association, joint venture or other business entity of which such Person owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

“Superior Proposal” means a bona fide, written Acquisition Proposal, not solicited, received, initiated or facilitated in violation of Section 4.l0 involving (a) assets that generate more than 50% of the consolidated total revenues of the Company, taken as a whole, (b) assets that constitute more than 50% of the consolidated total assets of the Company, taken as a whole, or (c) more than 50% of the total voting power of the equity securities of the Company, in each case, that the Company Board of Directors (after consultation with outside financial advisors and legal counsel) reasonably determines, in good faith, would, if consummated, result in a transaction that is more favorable to the Company than the Transactions after taking into account all such factors and matters deemed relevant in good faith by the Company Board of Directors, including legal, financial (including the financing terms of any such proposal), regulatory, timing or other aspects of such proposal and the transactions contemplated hereby and after taking into account any changes to the terms of this Agreement irrevocably offered in writing by Parent in response to such Superior Proposal pursuant to, and in accordance with, Section 4.10(d).

“Surviving Corporation” shall have the meaning assigned to it in Section 1.2(a). “Surviving LLC” shall have the meaning assigned to it in Section 1.2(b).

“Tax” (and, with correlative meaning, “Taxes” and “taxable”) means any net income, alternative or add-on minimum tax, gross income, estimated, gross receipts, sales, use, ad valorem, value added, transfer, franchise, fringe benefit, share capital, profits, license, registration, withholding, payroll, social security (or equivalent), employment, unemployment, disability, excise, severance, stamp, occupation, premium, property (real, tangible or intangible), environmental or windfall profit tax, custom duty or other tax, or similar governmental fee, assessment or charge (direct or reverse) in the nature of a tax, together with any interest or any penalty, addition to tax or additional amount in relation to such tax (whether disputed or not) imposed by any Governmental Entity (U.S. or non-U.S.).

“Tax Liability Amount” means the aggregate amount of unpaid Taxes of the Company and its Subsidiaries, on a combined basis, attributable to any Pre-Closing Tax Period, in each case, determined (i) consistent with the past custom and practices of the Company and its Subsidiaries, (ii) disregarding any transactions entered into by or at the direction of Parent after the Closing (including on the Closing Date), (iii) treating any Transaction Tax Deductions as being properly attributable to the Pre-Closing Tax Period, (iv) taking into account any estimated payments and overpayments of income Taxes to the extent such estimated payments or overpayments may be utilized to reduce such unpaid income Taxes and (v) disregarding all deferred Tax liabilities established for GAAP and any liabilities for accruals or reserves established under GAAP methodologies for contingent liabilities for Taxes; provided, that Tax Liability Amount shall not include any type of Taxes taken into account in the calculation of Net Working Capital as set forth on Schedule C.

“Tax Return” shall mean any return (including any information return), report, statement, declaration, estimate, schedule, notice, notification, form, election, certificate or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Entity in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax, including any amendment thereof or attachment thereto and any related or supporting schedules or statements.

“Telecom Investment Note” shall mean that certain Convertible Promissory Note, dated November 12, 2019, between the Company and Telecom Investments, LLC.

“Third Party Claim” shall have the meaning assigned to it in Section 7.5.

“Transaction Expenses” shall mean, without duplication, all fees and expenses incurred by or on behalf of the Company and its Subsidiaries at or prior to the Closing and unpaid as of the Closing in connection with this Agreement, the Mergers and the other Transactions, including (i) all legal, accounting, financial advisory, consulting, and finders’ fees and expenses incurred by the Company or any of its Subsidiaries in connection with the negotiation and effectuation of the terms and conditions of this Agreement, all other agreements, instruments and other documents referenced herein or contemplated hereby, the Mergers and the other Transactions, (ii) one-half (1/2) of the costs of any D&O Policy, (iii) half of the R&W Insurance Policy Expenses, (iv) the Stockholder Representative Expense Fund, (v) one-half (1/2) of the Escrow Agent’s and Paying Agent’s fees and expenses associated with the initial hiring and retention of the Escrow Agent and Paying Agent, and (vi) any “single trigger” or similar bonus, severance, change-in-control payments or similar payment obligations of the Company or any of its Subsidiaries that become due or payable solely as a result of the consummation of the Mergers and the other Transactions; provided, however, that “Transaction Expenses” shall not include any fees or expenses incurred at the direction of Parent or its Affiliates or representatives from and after the Closing.

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“Top Customer” shall have the meaning assigned to it in Section 2.24(a).

“Top Supplier” shall have the meaning assigned to it in Section 2.24(b).

 “Tracking Data” means Personal Data.

“Transaction Payroll Taxes” shall mean all employer portion payroll or employment Taxes incurred in connection with any bonuses, option cash-outs or other compensatory payments in connection with the Transactions.

“Transaction Tax Deductions” means, without duplication, any and all deductions incurred in connection with (a) any capitalized financing costs and expenses (including any loan fees, any costs related to the redemption of any indebtedness, any costs related to interest rate collar agreements, prepayment penalties or premiums and any accrued (and not previously deducted) original issue discount) on any indebtedness of the Company and its Subsidiaries, including in connection with the retirement of Indebtedness as contemplated by this Agreement, (b) payments of Transaction Expenses or Transaction Payroll Taxes and any compensatory payments made in connection with the transactions contemplated by this Agreement, (c) any management, advisory, consulting, accounting or legal fees and other similar items (including the fees payable to any financial advisors in connection with the transactions contemplated by this Agreement), and (d) any other expenses incurred in connection with the transactions contemplated by, and the negotiation, preparation and execution of, this Agreement that are economically borne by the Indemnifying Parties. For the purpose of calculating the Transaction Tax Deductions, any success-based fees shall be treated as deductible in accordance with Revenue Procedure 2011-29.

“Transactions” shall have the meaning assigned to it in the Recitals.

“Transfer Taxes” shall mean any and all transfer, documentary, sales, use, registration, real property transfer, stamp, excise or stock transfer Taxes and other similar Taxes, and any penalties or interest with respect thereto, imposed with respect to the Transactions.

Two-Year License” shall mean a license to Parent to use the Company’s technologies provided under a new Master Services Agreement with respect to a 2000 session SNAPaccel – SNAPsolution Subscription, to be entered into by and between the Company and Parent providing for a term to extend for two years from the date of termination (such two-year period, the “Initial Term”); there will be no license fee for the Initial Term provided, however, that notwithstanding the foregoing, Parent will pay for Maintenance and Support and M-IAAS at the Company’s typical rates as set forth on Schedule E attached hereto.

“UKBA” shall have the meaning assigned to it in Section 2.20(c).

“Unvested Company Option” shall mean a Company Option (or portion thereof) that is outstanding and unvested as of immediately prior to the First Effective Time and is not a Vested Company Option.

“Vested Company Option” shall mean any Company Option (or portion thereof) that is outstanding and vested as of immediately prior to the First Effective Time, after taking into account any Company Option (or portion thereof) that, as a result of the Mergers will accelerate in full and no longer be subject to any further vesting, right of repurchase, risk of forfeiture or other such conditions.

“Welfare Plan” shall have the meaning set forth in Section 3(1) of ERISA.

“Year-End Financials” shall have the meaning assigned to it in Section 2.7(a).

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Annex B

CREXENDO, INC. 2021 EQUITY INCENTIVE PLAN

1.         Purpose; Eligibility.

1.1           General Purpose. The name of this plan is the Crexendo, Inc. 2021 Equity Incentive Plan (the "Plan"). The purposes of the Plan are to (a) enable Company, and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company's long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company's business.

1.2           Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates and such other individuals designated by the Committee who are reasonably expected to become Employees, Consultants and Directors after the receipt of Awards.

1.3           Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Awards, (e) Performance Share Awards, (f) Cash Awards, and (g) Other Equity-Based Awards.

2.         Definitions.

"Affiliate" means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

"Applicable Laws" means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, Nasdaq or any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

"Award" means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, a Restricted Award, a Deferred Stock Unit, a Performance Share Award, a Cash Award, or any Other Equity-Based Award.

"Award Agreement" means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

"Beneficial Owner" has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms "Beneficially Owns" and "Beneficially Owned" have a corresponding meaning.

"Board" means the Board of Directors of the Company, as constituted at any time.

"Cash Award" means an Award denominated in cash that is granted under Section 10 of the Plan.

"Cause" means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company's written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director's appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

2

"Change in Control"

(a) The direct or indirect sale, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the "Outstanding Company Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities");provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the "Surviving Company"), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors of the Surviving Company (the "Parent Company"), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination, and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company; and (iii) at least a majority of the members of the board of directors of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination.

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"Code" means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

"Committee" means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

"Common Stock" means the common stock, $.001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

"Company" means Crexendo, Inc., a Nevada corporation, and any successor thereto.

"Consultant" means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant's Continuous Service;provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee orits delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive, and binding.

"Deferred Stock Units (DSUs)" has the meaning set forth in Section 8.1(b) hereof.

"Director" means a member of the Board.

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"Disability" means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment;provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

"Disqualifying Disposition" has the meaning set forth in Section 17.12.

"Effective Date" shall mean the date that the Company's shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

"Employee" means any person, including an Officer or Director, employed by the Company or an Affiliate;provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, , the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

"Fiscal Year" means the Company's fiscal year.

"Free Standing Rights" has the meaning set forth in Section 7.

"Good Reason" means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant's express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances: (i) any material, adverse change in the Participant's duties, responsibilities, authority, title, status or reporting structure; or (ii) a material reduction in the Participant's base salary or bonus opportunity; (iii) a relocation of more than 50 miles without the express written permission of Company.

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"Grant Date" means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

"Incentive Stock Option" means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

"Incumbent Directors" means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

"Non-Employee Director" means a Director who is a "non-employee director" within the meaning of Rule 16b-3.

"Non-qualified Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

"Option" means an Incentive Stock Option, or a Non-qualified Stock Option granted pursuant to the Plan.

"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

"Option Exercise Price" means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

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"Other Equity-Based Award" means an Award that is not an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Deferred Stock Unit, or Performance Share Award that is granted under Section 10 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

"Participant" means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

"Performance Goals" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

"Performance Period" means the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Performance Share Award or a Cash Award.

"Performance Share Award" means any Award granted pursuant to Section 9 hereof.

"Performance Share" means the grant of a right to receive a number of actual shares of Common Stock or share units based upon the performance of the Company during a Performance Period, as determined by the Committee.

"Permitted Transferee" means: (a) a member of the Optionholder's immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder's household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

"Person" means a person as defined in Section 13(d)(3) of the Exchange Act.

"Plan" means this Crexendo, Inc. 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

"Related Rights" has the meaning set forth in Section 7.

"Restricted Award" means any Award granted pursuant to Section 8.

"Restricted Period" has the meaning set forth in Section 8.

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"Rule 16b-3" means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

"Securities Act" means the Securities Act of 1933, as amended.

"Stock Appreciation Right" means the right pursuant to an Award granted under 17 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

"Stock for Stock Exchange" has the meaning set forth in Section 6.4.

"Substitute Award" has the meaning set forth in Section 4.6.

"Ten Percent Shareholder" means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

"Total Share Reserve" has the meaning set forth in Section 4.1.

3.         Administration.

3.1       Authority of Committee. The Plan shall be administered by the Committee or, in the Board's sole discretion, by the Board. Subject to the terms of the Plan, the Committee's charter, and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a)           to construe and interpret the Plan and apply its provisions;

(b)           to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c)           to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d)           to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve "insiders" within the meaning of Section 16 of the Exchange Act;

(e)           to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f)           from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

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(g)           to determine the number of shares of Common Stock to be made subject to each Award;

(h)           to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i)           to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j)           to determine the target number of Performance Shares to be granted pursuant to a Performance Share Award, the performance measures that will be used to establish the Performance Goals, the Performance Period(s) and the number of Performance Shares earned by a Participant;

(k)           to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award;provided, however, that if any such amendment impairs a Participant's rights or increases a Participant's obligations under his or her Award or creates or increases a Participant's federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant's consent;

(l)           to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company's employment policies;

(m)           to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(n)           to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(o)           to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2           Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

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3.3           Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4           Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more membersof the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5           Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney's fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful;provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4.         Shares Subject to the Plan.

4.1           Subject to adjustment in accordance with Section 14, no more than Ten million shares of Common Stock plus the number of shares of Common Stock underlying any award granted under the Crexendo, Inc. 2013 Long-Term Incentive Plan that expires, terminates or is canceled or forfeited under the terms of the Crexendo, Inc. 2013 Long-Term Incentive Plan shall be available for the grant of Awards under the Plan (the "Total Share Reserve"). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2           Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3           Subject to adjustment in accordance with Section 14, no more than Ten Million shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the "ISO Limit").

4.4           The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $175,000.(calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5           Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by a stock-settled Stock Appreciation Right or other Awards that were not issued upon the settlement of the Award.

4.6           Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines ("Substitute Awards"). Substitute Awards shall not be counted against the Total Share Reserve;provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5.         Eligibility.

5.1           Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors and those individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors following the Grant Date.

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5.2           Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6.         Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as suchat any time or if an Option is determined to constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1           Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee;provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

6.2           Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3           Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

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6.4           Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies fordelivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a "Stock for Stock Exchange"); (ii) a "cashless" exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptableto the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5           Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6           Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non-qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7           Vesting of Options. Each Option that vests solely based on the continued service of the Participant shall vest and therefore become exercisable no earlier than in monthly installments based upon the specific criteria as determined. Each Option that vests based on the achievement of performance or other criteria shall vest and therefore become exercisable based upon the terms of the achievement. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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6.8           Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder's Continuous Service terminates, which if applicable may mean either employee or consultant (other than upon the Optionholder's death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Option holder’s Continuous Service. If after that three-month period post termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9           Extension of Termination Date. An Optionholder's Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder's Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant's Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10           Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder's Continuous Service terminates as a result of the Optionholder's Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11           Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder's Continuous Service terminates as a result of the Optionholder's death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder's death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder's death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12           Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

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7.         Stock Appreciation Rights. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone ("Free Standing Rights") or in tandem with an Option granted under the Plan ("Related Rights").

7.1           Grant Requirements for Related Rights.  Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

7.2           Term The term of a Stock Appreciation Right granted under the Plan shall be determined by the Committee;provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

7.3           Vesting

Each Stock Appreciation Right may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Stock Appreciation Right may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

 Exercise and Payment Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), cash or a combination thereof, as determined by the Committee.

7.4           Exercise Price The exercise price of a Free-Standing Right shall be determined by the Committee, A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option;provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof and no Stock Appreciation Rights may be granted in tandem with an Option unless the Committee determines that the requirements of Section 7.1 are satisfied.

15

7.5           Reduction in the Underlying Option Shares Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

8.         Restricted Awards A Restricted Award is an Award of actual shares of Common Stock ("Restricted Stock") or hypothetical Common Stock units ("Restricted Stock Units") having a value equal to the Fair Market Value of an identical number of shares of Common Stock, which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the "Restricted [Period") as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

8.1           Restricted Stock and Restricted Stock Units

(a)           Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends;provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant's account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Committee. The cash dividends or stock dividends so withheld by the Committee and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends

(b)           The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside funds for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. The Committee may also grant Restricted Stock Units with a deferral feature, whereby settlement is deferred beyond the vesting date until the occurrence of a future payment date or event set forth in an Award Agreement ("Deferred Stock Units").

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8.2           Restrictions

(a)           Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b)           Restricted Stock Units and Deferred Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units or Deferred Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units or Deferred Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(c)           The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock, Restricted Stock Units and Deferred Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units or Deferred Stock Units are granted, such action is appropriate.

8.3           Restricted Period

With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement.

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8.4           Delivery of Restricted Stock and Settlement of Restricted Stock Units Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 8.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share). Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, or at the expiration of the deferral period with respect to any outstanding Deferred Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding vested Restricted Stock Unit or Deferred Stock Unit ("Vested Unit");provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed in the case of Restricted Stock Units, or the delivery date in the case of Deferred Stock Units, with respect to each Vested Unit.

8.5           Stock Restrictions Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

9.         Performance Share Awards Each Performance Share Award granted under the Plan shall be evidenced by an Award Agreement. Each Performance Share Award so granted shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. The Committee shall have the discretion to determine: (i) the number of shares of Common Stock or stock-denominated units subject to a Performance Share Award granted to any Participant; (ii) the Performance Period applicable to any Award; (iii) the conditions that must be satisfied for a Participant to earn an Award; and (iv) the other terms, conditions, and restrictions of the Award.

9.1           Earning Performance Share Awards The number of Performance Shares earned by a Participant will depend on the extent to which the performance goals established by the Committee are attained within the applicable Performance Period, as determined by the Committee.

10.         Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity-Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Other Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

11.         Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards;provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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12.         Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

13.         Miscellaneous.

13.1           Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

13.2           Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in 14 hereof.

13.3           No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the By-laws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

13.4           Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee's right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

13.5           Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company's right to withhold from any compensationpaid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

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14.         Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options and Stock Appreciation Rights, the Performance Goals to which Performance Share Awards and Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 14, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 14 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.         Effect of Change in Control.

15.1           Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a)           In the event of a Change in Control, all outstanding Options and Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock or Restricted Stock Units.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

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15.2           In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days' advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

15.3           The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation, or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

16.         Amendment of the Plan and Awards.

16.1           Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 14 relating to adjustments upon changes in Common Stock and Section 16.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

16.2           Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

16.3           Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

16.4           No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

16.5           Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards;provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

17.         General Provisions.

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17.1           Forfeiture Events. The Committee may specify in an Award Agreement that the Participant's rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant's Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

17.2           Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time ("Clawback Policy"). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

17.3           Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

17.4           Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax, or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.[

17.5           Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

17.6           Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 14.

17.7           Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

17.8           No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited, or otherwise eliminated.

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17.9           Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

17.10                 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the "short-term deferral period" as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant's termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant's separation from service (or the Participant's death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.[Comment: the 6-month 409A payment delay only applies to 409A “specified employees”.]

17.11                 Disqualifying Dispositions. Any Participant who shall make a "disposition" (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a "Disqualifying Disposition") shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

17.12                 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 17.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

17.13                 Beneficiary Designation. Each Participant under the Plan may from time-to-time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant's death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime.

17.14                 Expenses. The costs of administering the Plan shall be paid by the Company.

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17.15                 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal, or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

17.16                 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

17.17                 Non-Uniform Treatment. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments, and adjustments, and to enter into non-uniform and selective Award Agreements.

18.         Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company.

19.         Termination or Suspension of the Plan. The Plan shall terminate automatically on the 10-year anniversary of the Effective Date No Award shall be granted pursuant to the Plan after such date but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 16.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

20.         Choice of Law. The law of the State of Nevada shall govern all questions concerning the construction, validity, and interpretation of this Plan, without regard to such state's conflict of law rules.

As adopted by the Board of Directors on .

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Annex C

CREXENDO, INC.
SUPPLEMENT TO ARTICLES OF INCORPORATION

Article 3. - Shares of Stock.

3.1. Authorized Shares. The aggregate number of shares which Crexendo, Inc. shall have the right to issue is 55,000,000, par value $.001 per share, of which 50,000,000 shares shall be designated as Common Sharesand 5,000,000 shall be designated as Preferred Shares.

3.2. Authority to Issue Shares of Stock. Authority to issue shares of stock is expressly granted to the Board of Directors of Crexendo, Inc. (or a committee thereof designated by the Board of Directors pursuant to the Bylaws of Crexendo, Inc. as amended from time to time ("Bylaws")) to issue the Preferred Shares from time to time as Preferred Shares of any series and declare and to pay dividends thereon in accordance with the terms thereof and in connection with the creation of each such series, to fix by resolutions or resolutions providing for the issuance of shares thereof, the number of such shares, the designations, powers, preferences, and rights (including voting rights) and the qualifications, limitations, and restrictions of such series, subject to the full extent and now or hereafter permitted by the laws of the state of Nevada.

Article 4. Names and addresses of Board of Directors.

The below individuals are Directors of Crexendo, Inc.

Steven G. Mihaylo
1615 S. 52nd Street
Tempe, AZ 85281

Todd Goergen
1615 S. 52nd Street
Tempe, AZ 85281

Jeff Bash
1615 S. 52“ Street
Tempe, AZ 85281

David Williams
1615 S. 52a Street
Tempe, AZ 85281

    Anil Puri
1615 S. 52“ Street
Tempe, AZ 85281

Annex D

NetSapiens, Inc. and Subsidiaries

Table of Contents

	Page
Independent Auditor's Report	1
Consolidated Financial Statements	
Consolidated Balance Sheets	2
Consolidated Statements of Operations	3
Consolidated Statements of Stockholders' Equity	4
Consolidated Statements of Cash Flows	5
Notes to Consolidated Financial Statements	6-28

UHY LLP Certified Public Accountants

INDEPENDENT AUDITOR'S REPORT

To the Board of Directors
NetSapiens, Inc. and Subsidiaries

We have audited the accompanying consolidated financial statements of NetSapiens, Inc. and Subsidiaries, which comprise the consolidated balance sheets as of December 31, 2020 and 2019, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 2020 and 2019, and the related notes to the consolidated financial statements.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatements, whether due to fraud or error.

Auditor's Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatements.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity's internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter

As discussed in Note 2 to the consolidated financial statements the Company suffered recurring losses from operations and has a working capital deficit. Management's evaluation of the events and conditions and management plans to mitigate these matters are also described in Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty. Our opinion is not modified with respect to this matter.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of NetSapiens, Inc. and Subsidiaries as of December 31, 2020 and 2019, and the results of their operations and their cash flows for the years ended December 31, 2020 and 2019 in accordance with accounting principles generally accepted in the United States of America.

UHY LLP

Melville, New York
March 19, 2021

1

NetSapiens, Inc. and Subsidiaries
Consolidated Balance Sheets
December 31, 2020 and 2019

ASSETS

	2020	2019
Current assets		
Cash	$ 1,752,308	$ 893,428
Accounts receivable, net	1,867,979	1,230,589
Prepaid expenses	61,207	42,927
Prepaid taxes	-	15,631
Total current assets	3,681,494	2,182,575
Capitalized software development costs, net	3,581,286	3,250,210
Property and equipment, net	201,696	225,264
Accounts receivable, long-term, net	777,292	918,004
Deferred tax assets	2,829,467	2,443,225
Other assets	45,662	12,278
	$ 11,116,897	$ 9,031,556

LIABILITIES AND STOCKHOLDERS' EQUITY

	2020	2019
Current liabilities		
Short-term portion of long-term debt	$ 1,400,321	$ 1,191,094
Accounts payable	454,704	498,565
Accrued expenses	2,585,098	499,568
Derivative liability	102,000	-
Deferred revenue	1,924,248	753,468
Total current liabilities	6,466,371	2,942,695
Long-term debt, net	1,132,268	1,430,582
Warrant liability	680,070	176,879
Derivative liability	-	11,000
Deferred revenue, long-term	283,012	303,691
Deferred rent	54,502	61,072
	8,616,223	4,925,919
Stockholders' equity		
Common stock; $0.001 par value, 25,000,000 shares authorized and 6,157,856 and 6,156,856 shares issued and outstanding at December 31, 2020 and 2019, respectfully	6,158	6,157
Additional paid-in capital	12,310,703	12,190,897
Accumulated deficit	(9,816,187)	(8,091,417)
Total stockholders' equity	2,500,674	4,105,637
	$ 11,116,897	$ 9,031,556

Page 2

	2020	2019
Revenues	$ 11,450,374	$ 8,814,285
Cost of revenues	3,722,622	3,213,656
Gross profit	7,727,752	5,600,629
Research and development expenses	348,700	326,475
Selling, general and administrative expenses	8,453,194	8,475,066
Operating loss	(1,074,142)	(3,200,912)
Other (expense) income:		
Interest income	76,526	87,474
Other income	112,846	166,638
Change in fair value of warrant liability	(503,191)	140,284
Change in fair value of derivative liability	(91,000)	-
Interest expense	(554,361)	(434,285)
Total other expense	(959,180)	(39,889)
Net loss before income taxes	(2,033,322)	(3,240,801)
Benefit from income taxes	(308,552)	(839,067)
Net loss	$ (1,724,770)	$ (2,401,734)

Page 3

NetSapiens, Inc. and Subsidiaries
Consolidated Statement of Changes in Stockholders' Equity
For the years ended December 31, 2020 and 2019

	Common Stock		Additional		
	Shares	Value	Paid-In Capital	Accumulated Deficit	Total
Balance at January 1, 2019	6,156,856	$ 6,157	$ 11,889,363	$ (5,689,683)	$ 6,205,837
Stock based compensation expense	-	-	301,534	-	301,534
Net loss	-	-	-	(2,401,734)	(2,401,734)
Balance at December 31, 2019	6,156,856	6,157	12,190,897	(8,091,417)	4,105,637
Stock based compensation expense	-	-	119,307	-	119,307
Exercise of stock options	1,000	1	499	-	500
Net loss	-	-	-	(1,724,770)	(1,724,770)
Balance at December 31, 2020	6,157,856	$ 6,158	$ 12,310,703	$ (9,816,187)	$ 2,500,674

Page 4

NetSapiens, Inc. and Subsidiaries
Consolidated Statement of Cash Flows
For the years ended December 31, 2020 and 2019

	2020	2019
Cash flows from operating activities		
Net loss	$ (1,724,770)	$ (2,401,734)
Adjustments to reconcile net loss to net cash provided by operating activities:		
Depreciation	102,778	51,974
Amortization of software development costs	1,546,078	1,243,627
Accretion of interest income on long-term accounts receivable	76,526	87,474
Accretion of interest expense on debt discount	53,184	88,935
Change in fair value of warrant liability	503,191	(140,284)
Change in fair value of derivative liability	91,000	-
Stock based compensation expense	119,307	301,534
Deferred income taxes	(386,242)	(863,555)
Bad debt expense	156,175	3,049,348
Changes in operating assets and liabilities:		
Accounts receivable	(729,379)	103,935
Prepaid expenses	(18,280)	54,344
Prepaid taxes	15,631	104,297
Other assets	(33,384)	16,835
Accounts payable	(43,861)	169,720
Accrued expenses	2,081,245	42,773
Deferred revenue	1,150,101	(32,158)
Deferred rent	(6,570)	30,324
Net cash provided by operating activities	2,952,730	1,907,389
Cash flows from investing activities		
Capitalization of software development costs	(1,877,154)	(1,807,086)
Purchase of property and equipment	(79,210)	(227,503)
Net cash used in investing activities	(1,956,364)	(2,034,589)
Cash flows from financing activities		
Repayments of long-term debt	(1,191,095)	(899,977)
Proceeds from convertible promissory note	-	500,000
Proceeds from PPP loan	911,900	-
Proceeds from equipment loans	141,209	336,425
Exercise of stock options	500	-
Net cash used in financing activities	(137,486)	(63,552)
Net increase (decrease) in cash	858,880	(190,752)
Cash, at beginning of year	893,428	1,084,180
Cash, at end of year	$ 1,752,308	$ 893,428
Supplemental information:		
Interest expense paid in cash	$ 184,060	$ 345,350
Income taxes paid in cash	$ 21,300	$ 8,857
Non-cash investing and financing activities:		
Debt discount associated with derivative liability	$ -	$ 11,000

Page 5

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business Activity

NetSapiens, Inc. and subsidiaries (the "Company") designs, develops, and deploys unified communications and collaboration software platforms and service infrastructure for next generation telecommunications service providers. The Company currently serves more than one million users worldwide through its community of more than 150 service providers.

Principles of Consolidation

The consolidated financial statements include the accounts of NetSapiens, Inc. ("NetSapiens"), and its wholly-owned subsidiaries, NSHC Inc. ("NSHC") and NetSapiens Canada Inc. ("NetSapiens Canada") as well as its majority owned subsidiary NetSapiens (UK) Limited ("NetSapiens UK").

NSHC and NetSapiens Canada were incorporated under the Canadian Business Corporation act on December 19, 2019 and December 20, 2019, respectively.

NetSapiens UK was a private limited company incorporated in England and Wales on May 12, 2020. On January 21, 2021 all of the outstanding ownership shares of NetSapiens UK were transferred to NetSapiens International Limited ("NetSapiens International").

All intercompany accounts and transactions have been eliminated.

Basis of Accounting

The Company prepares its consolidated financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP").

Use of Estimates

The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.

Page 6

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Fair Value

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Valuation techniques used to measure fair value maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company measures certain financial assets and liabilities at fair value on a recurring basis in the consolidated financial statements. The hierarchy ranks the quality and reliability of inputs, or assumptions, used in the determination of fair value and requires financial assets and liabilities carried at fair value to be classified and disclosed in one of the following three categories:

• Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

• Level 2 – inputs other than Level 1 quoted prices that are directly or indirectly observable; and

• Level 3 – unobservable inputs that are significant to the fair value measurement.

The warrant liability and derivative liability are classified as level 3 liabilities and are measured at fair value on a recurring basis.

Accounts Receivable

Accounts receivable consists of outstanding amounts due from the sale of products and services. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends, and other information. Accounts receivable are written off when they are determined to be uncollectible. The Company believes that an allowance for doubtful accounts of $88,532 and $287,360 at December 31, 2020 and 2019, respectively, is adequate based on historical experience. Credit losses, when realized, have been within the range of the Company's expectations.

Page 7

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Long-Term Receivables

Long-term accounts receivable and related party notes receivable result from sales with extended payment terms that are discounted to their present values at the prevailing market rates. In subsequent periods, the receivables are increased to the amounts due and payable by the customers and the related party, respectively, through the accretion of interest income on the unpaid receivable due in future years. The Company believes that an allowance for doubtful accounts for long-term accounts receivable of $635,119 and $606,669 at December 31, 2020 and 2019, respectively, and an allowance for doubtful accounts for related party notes receivable of $1,274,898 and $1,237,173 at December 31, 2020 and 2019, respectively, is adequate based on historical experience.

Property and Equipment

Property and equipment are stated at cost, less accumulated depreciation and amortization. Replacements and major improvements are capitalized; maintenance and repairs are charged to expense as incurred.

Depreciation is calculated using the straight-line method over the estimated useful lives of the related assets per the table below:

Computer equipment and software	3-5 years

Revenue Recognition

Page 8

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Software Licenses

The Company's software licenses typically provide a perpetual right to use the Company's software. The Company also sells term-based software licenses that expire and Software-as-a-Service ("SaaS") based software which are referred to as subscription arrangements. The Company does not customize its software nor are installation services required, as the customer has a right to utilize internal resources or a third-party service company. The software is delivered before related services are provided and are functional without professional services or customer support. The Company has concluded that its software licenses are functional intellectual property that are distinct, as the user can benefit from the software on its own. The software license revenue is typically recognized upon transfer of control or when the software is made available for download, as this is the point that the user of the software can direct the use of, and obtain substantially all of the remaining benefits from, the functional intellectual property. The Company does not recognize software revenue related to the renewal of subscription software licenses earlier than the beginning of the subscription period.

Subscription and Maintenance Support

Subscription maintenance and support revenue includes revenue from customer support and other supportive services. The Company offers warranties on its products. The warranty period for the Company's licensed software is generally 90 days. Certain of the Company's warranties are considered to be assurance-type in nature and do not cover anything beyond ensuring that the product is functioning as intended. Based on the guidance in ASC 606, assurance-type warranties do not represent separate performance obligations. The Company also sells separately-priced maintenance service contracts, which qualify as service-type warranties and represent separate performance obligations. The Company does not typically allow and has no history of accepting material product returns.

Page 9

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition (Continued)

Subscription and Maintenance Support (Continued)

Customer support includes software updates on a when-and-if-available basis, telephone support, integrated web-based support and bug fixes or patches. Subscription and maintenance support revenue is recognized ratably over the term of the customer support agreement, which is typically one year.

Professional Services and Other

The Company's professional services include consulting, technical support, resident engineer services, design services and installation services. Because control transfers over time, revenue is recognized based on progress toward completion of the performance obligation. The method to measure progress toward completion requires judgment and is based on the nature of the products or services to be provided. The Company generally uses the input method to measure progress for its contracts because it believes such method best depicts the transfer of assets to the customer, which occurs as the Company incurs costs for the contracts. Under the cost-to-cost measure of progress, the progress toward completion is measured based on the ratio of costs incurred to date to the total estimated costs at completion of the performance obligation. When the measure of progress is based upon expended labor, progress toward completion is measured as the ratio of labor time expended to date versus the total estimated labor time required to complete the performance obligation. Revenue is recorded proportionally as costs are incurred or labor is expended. Costs to fulfill these obligations include internal labor as well as subcontractor costs.

Costs related to shipping and handling and billable travel expenses are included in cost of revenue.

Page 10

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Revenue

Deferred Rent

The Company recognizes rent expense on a straight-line basis over the course of the lease term, which includes any reasonably assured renewal periods, beginning on the date the Company takes physical possession of the property. Differences between this calculated expense and cash payments are recorded as a liability in the accompanying consolidated balance Sheets, based on the terms of the lease.

Research and Development

Cost of Revenue

Cost of revenue includes: (a) royalties and other fees paid to third parties whose technology or products are sold as part of the Company's products, (b) direct costs to manufacture and distribute products, (c) direct costs to provide product support and professional support services, (d) direct costs associated with delivery of the Company's software offerings and (e) amortization expense related to capitalized software development costs.

Capitalized Software Development Costs

Page 11

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes (Continued)

Concentration of credit risk

The Company maintains its cash in bank deposit accounts that are insured by the FDIC up to $250,000. As of December 31, 2020, and 2019, the Company had approximately $1,295,000 and 523,000, respectively, of uninsured cash balances. The Company has not experienced any losses in such accounts and believes it is not exposed to any significant credit risk on cash.

Two customers accounted for approximately 44% of accounts receivable at December 31, 2020. Three customers accounted for approximately 57% of accounts receivable at December 31, 2019.

Foreign Operations

Operations outside the United States include two wholly-owned subsidiaries in Canada and one majority owned subsidiary in England and Wales. Foreign operations are subject to risks inherent in operating under different legal systems and various political and economic environments. Among the risks are changes in existing tax laws, possible limitations on foreign investment and income repatriation, government price or foreign exchange controls, and restrictions on currency exchange. Net assets of foreign operations are less than 1% of the Company's total consolidated net assets.

Page 15

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

1. NATURE OF COMPANY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Foreign Currency Transactions

Transactions denominated in foreign currencies other than the Company's functional currency (US Dollar) are recorded at the rates of exchange prevailing at the time of the transaction. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange prevailing at the balance sheet date. Exchange differences arising upon settlement of a transaction are reported in the consolidated statements of operations.

Advertising

The Company expenses advertising costs as they are incurred. Advertising expense was $53,000 and $48,000 for the years ended December 31, 2020 and 2019, respectively.

Reclassifications

Certain reclassifications have been made to the prior year consolidated financial statements to confirm to the current year presentations.

2. LIQUIDITY

These consolidated financial statements have been prepared on a going concern basis, which implies the Company will continue to realize its assets and discharge its liabilities in the normal course of business. At December 31, 2020, the Company's recurring net losses resulted in a working capital deficit of $2,784,877. The continuation of the Company as a going concern is dependent upon the continued financial support from its shareholders, the ability of management to raise additional equity capital through private offerings of its common stock, and the attainment of profitable operations. The Company's primary growth strategy is to increase profitable customer acquisition through expansion to European Markets. Subsequent to December 31, 2020, the Company has begun to register trademarks and tradenames in Europe in preparation for global opportunities. In addition, in March 2021, the Company has entered into an Agreement and Plan of Merger and Reorganization with a third-party, pursuant to which the third-party would purchase all of the outstanding the equity securities of the Company (see Note 15). Management has evaluated these conditions and concluded that the current operational plans and pending transaction will alleviate this concern.

The consolidated financial statements of the Company do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classifications of liabilities that might be necessary should the Company be unable to continue as a going concern.

Page 16

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

3. FAIR VALUE MEASUREMENTS

Financial liabilities measured at fair value on a recurring basis are summarized below and recorded on the consolidated balance sheet as of December 31, 2020 and 2019:

	Amount at Fair Value	Fair Value Measurements		
		Level 1	Level 2	Level 3
December 31, 2020				
Liabilities:				
Warrant liability	$ 680,070	$ -	$ -	$ 680,070
Derivative liability	102,000	-	-	102,000
Total	$ 782,070	$ -	$ -	$ 782,070

	Amount at Fair Value	Fair Value Measurements		
		Level 1	Level 2	Level 3
December 31, 2019				
Liabilities:				
Warrant liability	$ 176,879	$ -	$ -	$ 176,879
Derivative liability	11,000	-	-	11,000
Total	$ 187,879	$ -	$ -	$ 187,879

The table below provides a summary of the changes in fair value, including net transfers in and/or out of all financial liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the year ended December 31, 2020 and 2019:

Balance at January 1, 2019	$ 317,163
Issuance of liability classified derivative	11,000
Change in estimated fair value of liability classified warrant	(140,284)
Balance at December 31, 2019	187,879
Change in estimated fair value of liability classified warrant	503,191
Change in estimated fair value of liability classified derivative	91,000
Balance at December 31, 2020	$ 782,070

Page 17

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

3. FAIR VALUE MEASUREMENTS (Continued)

To calculate the fair value of the warrant liability, the following assumptions were utilized:

Risk-free interest rate		0.7%
Expected life (years)		4.11
Expected volatility		66.0%
Dividend yield		0.0%
Black-Scholes fair value	$	2.23

To calculate the fair value of the derivative liability, the following weighted average assumptions were utilized:

Risk-free interest rate	1.7%
Expected volatility	66.0%
Discount rate	19.0%
Discount for lack of marketability	6.6%
Probability of change in control	90.0%

4. PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2020 and 2019 consists of the following:

	2020		2019	
Computer equipment and software	$	358,663	$	279,453
Less: accumulated depreciation		(156,967)		(54,189)
	$	201,696	$	225,264

Depreciation expense was $102,778 and $51,974 for the years ended December 31, 2020 and 2019, respectively.

Page 18

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

5. CAPITALIZED SOFTWARE DEVELOPMENT COSTS

Capitalized software development costs as of December 31, 2020 and 2019 consist of the following:

	2020	2019
Software development costs	$ 8,355,284	$ 6,478,130
Less: accumulated amortization	(4,773,998)	(3,227,920)
	$ 3,581,286	$ 3,250,210

Amortization of software development costs is recorded within cost of revenues and totaled $1,546,078 and $1,243,628 for the years ended December 31, 2020 and 2019, respectively.

6. RELATED PARTY TRANSACTIONS

Page 19

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

7. LONG-TERM DEBT

In February 2018, the Company entered into a long term note payable agreement with a private lender. The total facility of the note is $2,750,000 and to be utilized for working capital purposes. The first drawdown of the facility in the amount of $1,500,000 became available in February 2018. The second and final drawdown of the facility became available in July 2018 and was contingent upon the Company achieving at least $950,000 of monthly recurring revenue with at least $1,000,000 of net income during the second quarter of the fiscal year 2018. Interest on both drawdown amounts is fixed at 13.0% per annum. The total facility is secured by substantially all of the Company's assets.

In conjunction with the first drawdown under the note payable agreement, the lender received a warrant to purchase 2.0% of the fully diluted shares of the Company's common stock at zero cost (Note 2). The fair value of the warrant liability at the grant date was recorded as an original issue discount of $238,978 against Note payable 1 and will accrete as additional interest expense over the life of the note. Aggregate amortization of the debt discount for the year ended December 31, 2020 and 2019 was $47,684 and $88,018, respectively.

In November 2019, the Company entered into a convertible promissory note with a private lender. The principal balance of the note is $500,000 and it is to be utilized for working capital purposes. The note is subordinated to Note Payable 1 and Note Payable 2, matures in October, 2021 and all principal, accrued and unpaid interest is due at maturity at a rate of 13% per annum. The conversion options contained in the convertible promissory note were evaluated for derivative accounting (See Note 2). Aggregate amortization of the debt discount for the years ended December 31, 2020 and 2019 was $5,500 and $917, respectively.

On April 17, 2020, the Company received a loan under the U.S. Small Business Administration's Paycheck Protection Program established under the Coronavirus Aid Relief and Economic Security Act ("CARES act") and related rules and regulations (the "PPP loan") of $911,900.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of such loans after eight weeks, if the loan is used for eligible purposes, including to fund payroll costs, mortgage interest, rent and/or utility costs, and meet certain other requirements, including, the maintenance of employment and compensation levels. The Company plans to use the entire PPP Loan for qualifying expenses and expects to qualify for full or partial forgiveness under the program. However, the Company can provide no assurance that it will obtain forgiveness for any portion. To obtain forgiveness of the PPP Loan, the Company must request that it be forgiven and provide certain documentation.

Page 20

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

7. LONG-TERM DEBT (Continued)

At December 31, 2020 and 2019 long-term debt consisted of the following:

	2020	2019
Note payable 1, entered into in February 2018, with a principal balance of $1,500,000 payable in monthly installments of $58,832 commencing in January 2019 and final payment in June 2021. Interest at 13% per annum.	$ 339,357	$ 957,439
Note payable 2, entered into in February 2018, with a principal balance of $1,250,000 payable in monthly installments of $49,027 commencing in June 2019 and final payment in October 2021. Interest at 13% per annum.	461,581	955,984
Subordinated convertible promissory note, entered into in November 2019, with a principal balance of $500,000 and interest of 13% per annum. The entire principal together with any accrued and unpaid interest is due and payable in October 2021.	500,000	500,000
PPP loan payable, entered into in April 2020, with a principal balance of $911,900 and interest at 1% per annum, maturing in April 2022.	911,900	-
Various equipment loans payable, with a total principal balance of approximately $448,000, payable in monthly installments ranging from $2,650 to $5,386 which includes interest ranging from 4.78% to 7.50% with maturity dates through November 2025.	331,340	273,025
	2,544,178	2,686,448
Less: Debt discounts, net of accretion	(11,589)	(64,772)
Less: Current portion of notes payable	(1,400,321)	(1,191,094)
Long-term debt	$ 1,132,268	$ 1,430,582

Page 21

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

7. LONG-TERM DEBT (Continued)

Long-term debt maturities are as follows:

Years ending December 31,	
2021	$ 1,400,321
2022	996,410
2023	90,294
2024	30,878
2025	26,275
	$ 2,544,178

8. ACCRUED EXPENSES

The following is a summary of accrued expenses as of December 31, 2020 and 2019:

	2020	2019
Accrued wages	$ 163,946	$ 157,373
Accrued payroll taxes	144,513	-
Accrued commissions	252,107	190,307
Accrued interest	79,584	-
Accrued vacation	117,795	110,525
Sales tax reserve	1,744,261	-
Other accrued expenses	82,892	41,363
	$ 2,585,098	$ 499,568

9. REVENUES

Geography:	2020	2019
Domestic	$ 10,794,178	$ 8,129,104
International	656,196	685,181
	$ 11,450,374	$ 8,814,285

Major Product Offerings:	2020	2019
Licenses	$ 4,543,328	$ 3,438,101
Subscription and maintenance support	6,509,135	4,708,290
Professional services and other	397,911	667,894
	$ 11,450,374	$ 8,814,285

Page 22

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

9. REVENUES (Continued)

Revenues by geography, in the table above, is generally based on the location services may be performed at, with the exception of customers with multiple locations, which are categorized based on the "bill-to address".

The Company's contract liabilities are reported in a net position on a contract-by-contract basis at the end of each reporting period. As of December 31, 2020, and 2019, the contract liability balance (deferred revenue) was $2,207,260 and $1,057,159, respectively. Amounts totaling $1,924,248 as of December 31, 2020 are expected to be performed within 12 months and consist of payments received from customers, or such consideration that is contractually due, in advance of providing the product or performing the services.

10. INCOME TAXES

The current and deferred component of the Company's income tax provision consist of the following for the years ended December 31, 2020 and 2019:

	2020	2019
Current:		
Federal	$ 15,631	$ 6,656
State	30,964	17,832
Foreign	31,095	-
	77,690	24,488
Deferred:		
Federal	(293,603)	(684,366)
State	(92,639)	(179,189)
	(386,242)	(863,555)
Total benefit from income taxes	$ (308,552)	$ (839,067)

Page 23

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

10. INCOME TAXES (Continued)

Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company's assets and liabilities. The tax effects of temporary differences that give rise to significant portions of the deferred tax assets as of December 31, 2020 and 2019 are as follows:

	2020	2019
Accrual-to-cash adjustment	$ 614,726	$ 145,324
Research and development tax credit carryforward	94,027	65,517
Bad debt reserves and other	14,887	76,939
Net operating loss carryfowards	565,296	689,096
Warrant liability	38,822	(16,954)
Stock based compensation	2,431,846	2,432,226
Fixed assets	(73,505)	(61,635)
Capitalized software	(856,632)	(887,288)
Net deferred tax assets	$ 2,829,467	$ 2,443,225

The Company does not currently anticipate any significant increase or decrease in the total amount of unrecognized tax benefits within the next twelve months.

None of the Company's federal and state income tax returns are currently under examination by the Internal Revenue Service ("IRS") or state taxing authority, however, fiscal years ended December 31, 2017 and later remain subject to examination.

For the year ended December 31, 2020, the Company has generated a federal net operating loss of approximately $2,179,307 which does not expire. The Company has $2,018,025 of state net operating losses set to expire in 2038 and $3,461,113 of state net operating losses that do not expire.

On December 22, 2017, the Tax Cuts and Jobs Act (the "Act") was signed into law. The principal element of the Act relevant to the Company's consolidated financial statements is a reduction in the Federal corporate tax rate from 34% to 21%, effective for the Company on January 1, 2018, which resulted in a decrease in the deferred tax assets of $820,654 and a corresponding increase in the deferred tax expense for the year ended December 31, 2017. Further, the Act allowed taxpayers with average gross receipts under $25 million to adopt cash basis method of accounting for tax purposes. As a result, for tax return purposes, the Company converted from accrual basis to cash basis for the tax year ended December 31, 2018, resulting in a one-time section 481(a) tax deduction of $1,741,345.

Page 24

NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

10. INCOME TAXES (Continued)

The difference in the provision for income taxes and the amount computed by applying the statutory federal income tax rates consists of the following for the years ended December 31, 2020 and 2019:

	2020	2019
Statutory tax rate	21.0%	21.0%
State income taxes, net of federal benefit	6.2	6.3
Permanent differences	(3.4)	(1.6)
Rate change	-	(3.0)
Research and development credit	1.2	1.0
State net operating loss	-	2.2
Other differences	0.6	0.1
Foreign income taxes	6.2	-
Effective rate	31.8%	26.0%

11. STOCK BASED COMPENSATION

In 2016, the Company adopted the 2016 Equity Stock Incentive Plan (the "2016 Plan"). The 2016 Plan provided for the grant of incentive stock options, nonstatutory stock options, stock bonuses and right to acquire restricted stock. The aggregate number of shares of the Company's Common Stock that may be issued under the 2016 Plan may not exceed 4,000,000 shares, of which 2,282,816 have been issued and are outstanding as of December 31, 2020. The term of stock-based grants is up to ten years. For grants made under the 2016 Plan, the vesting period is typically 0-36 months.

The Company also authorized the issuance of options to directors of the Company ("Directors Plan") to purchase a maximum of 6,633,567 shares of the Company's Common Stock, of which 6,633,567 have been issued and are outstanding as of December 31, 2020. The term of stock-based grants is up to ten years. For grants made under the Directors Plan, the vesting period is typically 0-36 months.

Stock based compensation expense recognized by the Company totaled $119,307 and $301,534 for the years ended December 31, 2020 and 2019, respectively.

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NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

11. STOCK BASED COMPENSATION (Continued)

The following table presents a summary related to stock options for the years ended December 31, 2020 and 2019:

Options	Shares		Weighted Average Exercise Price	Average Remaining Contractual Term
Outstanding at January 1, 2019	8,916,383	$	0.60	
Granted	-		-	
Exercised	-		-	
Forfeited or expired	-		-	
Outstanding at December 31, 2019	8,916,383		0.60	
Granted	-		-	
Exercised	(1,000)		0.50	
Forfeited or expired	(75,000)		0.77	
Outstanding at December 31, 2020	8,840,383	$	0.58	5.73
Exercisable at December 31, 2020	8,739,987	$	0.54	5.26

The following is a summary of changes in non-vested shares, all of which are expected to vest:

	Number of Options		Weighted Average Grant Date Fair Value Per Share
Nonvested at January 1, 2019	541,834	$	1.69
Granted	-		-
Vested	(295,720)		1.69
Forfeited	-		-
Nonvested at December 31, 2019	246,114		1.69
Granted	-		-
Vested	(145,719)		1.69
Forfeited	-		-
Nonvested at December 31, 2020	100,395	$	1.69

At December 31, 2020, unrecognized stock-based compensation expense relating to unvested stock options was $79,837, which amount is scheduled to be recognized as stock-based compensation expense over the next year.

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NetSapiens, Inc. and Subsidiaries
Notes to Consolidated Financial Statements
December 31, 2020 and 2019

12. COMMITMENTS AND CONTINGENCIES

The Company leases office facilities under an operating lease that expires on December 31, 2022. The aggregate future minimum rental commitments under this lease are as follows:

Years ending December 31,		
2021	$	379,215
2022		390,195
	$	769,410

Rent expense totaled $386,298 and $386,144 for years the ended December 31, 2020 and 2019, respectively.

In the normal course of business, the Company enters into contracts and agreements that may contain representations and warranties and provide for general indemnifications. The Company's exposure under these agreements is unknown because it involves claims that may be made in the future, but have not yet been made. The Company has not paid any material settlement amounts related to indemnification obligations to date. In accordance with its bylaws and certain agreements, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company's request in such capacity. There have been no claims to date under these indemnification obligations. In addition, the Company is involved in litigation incidental to the conduct of its business. The Company is not a party to any other lawsuit or proceeding that, in the opinion of management, is probable to have a material adverse effect on its financial position, results of operations or cash flows.

13. EMPLOYEE BENEFIT PLANS

The Company has a retirement savings 401(k) plan in which all employees may participate. The Company currently does not make any employer contributions.

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